UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05199

Columbia Funds Variable Insurance Trust

(Exact name of registrant as specified in charter)

290 Congress Street, Boston, MA 02210

(Address of principal executive offices) (Zip code)

Daniel J. Beckman

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

290 Congress Street

Boston, MA 02210

(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 345-6611

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100  F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
December 31, 2023
Columbia Variable Portfolio – Long Government/Credit Bond Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require that funds transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in a fund. Much of the information, including a fund’s financial statements, that is currently disclosed in a fund’s shareholder reports will instead be made available on the fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires a fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their fund documents electronically.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Long Government/Credit Bond Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Long Government/Credit Bond Fund | Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return, consisting of current income and capital appreciation.

Portfolio management
Tom Murphy, CFA
Lead Portfolio Manager
Managed Fund since 2017
Royce D. Wilson, CFA
Portfolio Manager
Managed Fund since 2020
John Dawson, CFA
Portfolio Manager
Managed Fund since 2020
Shannon Rinehart, CFA
Portfolio Manager
Managed Fund since 2022

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years
Class 1	04/30/13	6.97	1.04	1.93
Class 2	04/30/13	6.68	0.81	1.67
Bloomberg U.S. Long Government/Credit Bond Index		7.13	1.12	3.22
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to May 2016 reflects returns achieved by the Investment Manager pursuant to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
The Bloomberg U.S. Long Government/Credit Bond Index tracks the performance of U.S. government and corporate bonds rated investment grade or better, with maturities of at least ten years.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Long Government/Credit Bond Fund  | Annual Report 2023
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2013 — December 31, 2023)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Long Government/Credit Bond Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Portfolio breakdown (%) (at December 31, 2023)
Asset-Backed Securities — Agency	0.6
Corporate Bonds & Notes	49.7
Foreign Government Obligations	0.7
Money Market Funds	2.2
U.S. Treasury Obligations	46.8
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Quality breakdown (%) (at December 31, 2023)
AA rating	50.9
A rating	15.7
BBB rating	32.1
BB rating	0.8
Not rated	0.5
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
4
Columbia Variable Portfolio – Long Government/Credit Bond Fund  | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
At December 31, 2023, approximately 98.94% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period ended December 31, 2023, Class 2 shares of Columbia Variable Portfolio – Long Government/Credit Bond Fund returned 6.68%. The Fund’s benchmark, the Bloomberg U.S. Long Government/Credit Bond Index, returned 7.13% during the same time period.
Market overview
With inflation showing signs of moderating, on February 1, 2023, the U.S. Federal Reserve (Fed) raised its benchmark overnight lending rate by a comparatively moderate 25 basis points, to a target range of 4.50% to 4.75%. (A basis point is 1/100 of a percent.)  March 2023 saw the failure of a pair of U.S. banks and European giant Credit Suisse raise the prospect of a financial crisis. The Fed responded by taking measures to support bank liquidity, while the market began to price in multiple cuts in the federal funds target rate before the end of 2023. This led U.S. Treasury yields to drift lower. At its March 2023 meeting, the Fed raised short-term interest rates by another quarter-point to a range of 4.75% - 5.0%. The hike was largely viewed by financial markets as a signal that the Fed believed the financial system remained on stable footing.
Inflation continued to ease as 2023 progressed, with June U.S. consumer price inflation posting at 3.0%. With the U.S. economy and job market displaying surprising resilience in the face of its past tightening, the Fed implemented additional 25 basis point increases at its May and July 2023 meetings, leaving the federal funds target rate at a range of 5.25% - 5.50%.
U.S. Treasury yields spiked in October 2023, as rising oil prices led to concerns that the Fed would feel compelled to keep rates higher for longer to cool inflation. However, the broad bond market rallied over the final two months of 2023. Gains were driven by a shift in expectations to a more rapid pace of rate cuts in 2024 amid signs of cooling inflation. In addition, the economy increasingly appeared poised to experience a non-recessionary “soft landing.” Against this backdrop, bond market returns were supported by a sharp decline in U.S. Treasury yields and strengthened credit sentiment. The Fed held rates steady at its last three meetings of 2023, citing the improving inflation outlook.
Despite volatility in yields seen over the period, the U.S. Treasury yield curve finished the 12 months relatively unchanged. The two-year U.S. Treasury note began 2023 at 4.41% and ended the year at 4.23%, for a decrease of 18 basis points, while the yield on the bellwether 10-year U.S. Treasury finished where it began the year at 3.88%.
The Fund’s notable detractors during the period
•
The Fund’s underweighted stance with respect to credit risk modestly detracted from performance, as credit spreads narrowed for the 12 month period. The Fund remained underweight in credit risk, relative to the benchmark, at period-end.
•
In terms of industry allocation, overweighted allocations to insurers within the health care sector and electric companies within the utilities sector weighed on relative performance.
•
With respect to individual positions, the biggest detractors to Fund performance were overweights to telecommunications company Verizon Communications, Inc. and large U.S. bank Wells Fargo & Co.
The Fund’s notable contributors during the period
•
Positive contributions to the Fund’s performance, relative to the benchmark, were primarily driven by security selection. Notable individual contributions came from Fund holdings of media conglomerate Warnermedia Holdings, Inc., Mexican sovereign debt and pharmaceutical company Amgen Inc.
•
While industry allocation had an essentially neutral impact on relative performance, overweights to banks and sovereign issuers proved additive. At period end, the Fund’s largest overweights were to the aerospace & defense, banking and life insurance industries, while technology, sovereign debt and health care were the largest underweights.
Columbia Variable Portfolio – Long Government/Credit Bond Fund  | Annual Report 2023
5

Manager Discussion of Fund Performance (continued)
(Unaudited)
•
While we generally seek to keep the Fund positioned relatively neutrally with respect to the yield curve and duration, rather than actively manage this exposure, interest rate positioning contributed marginally to performance.
Derivative usage
The Fund used derivatives solely for the purpose of maintaining duration and corresponding interest rate sensitivity, in keeping with the benchmark.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6
Columbia Variable Portfolio – Long Government/Credit Bond Fund  | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,020.20	1,022.49	2.47	2.47	0.49
Class 2	1,000.00	1,000.00	1,019.90	1,021.24	3.73	3.73	0.74
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Long Government/Credit Bond Fund  | Annual Report 2023
7

Portfolio of Investments
December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Asset-Backed Securities — Agency 0.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United States Small Business Administration
Series 2016-20L Class 1
12/01/2036	2.810%	2,552,688	2,345,022
Series 2017-20E Class 1
05/01/2037	2.880%	229,753	211,442
Series 2017-20F Class 1
06/01/2037	2.810%	1,926,665	1,765,084
Series 2017-20G Class 1
07/01/2037	2.980%	1,724,596	1,598,164
Series 2017-20H Class 1
08/01/2037	2.750%	1,661,524	1,529,515
Series 2017-20I Class 1
09/01/2037	2.590%	2,496,415	2,287,534
Total Asset-Backed Securities — Agency (Cost $10,591,641)			9,736,761

Corporate Bonds & Notes 49.2%

Aerospace & Defense 3.3%
BAE Systems PLC(a)
02/15/2031	1.900%	14,330,000	11,785,072
Boeing Co. (The)
08/01/2059	3.950%	11,129,000	8,545,030
05/01/2060	5.930%	5,635,000	5,850,120
L3Harris Technologies, Inc.
07/31/2033	5.400%	2,910,000	3,027,583
Lockheed Martin Corp.
02/15/2055	5.200%	3,290,000	3,462,687
Northrop Grumman Corp.
06/01/2043	4.750%	735,000	703,735
10/15/2047	4.030%	6,765,000	5,812,833
03/15/2053	4.950%	3,876,000	3,845,298
United Technologies Corp.
06/01/2036	6.050%	256,000	277,655
07/15/2038	6.125%	7,375,000	8,038,047
11/01/2046	3.750%	3,000	2,386
Total			51,350,446
Automotive 0.2%
General Motors Co.
04/01/2048	5.400%	2,835,000	2,598,745
Banking 7.6%
Bank of America Corp.(b)
10/24/2031	1.922%	8,270,000	6,716,674
10/20/2032	2.572%	811,000	672,788
02/04/2033	2.972%	14,212,000	12,076,835
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated
09/21/2036	2.482%	5,337,000	4,234,555
Citigroup, Inc.(b)
06/03/2031	2.572%	8,233,000	7,033,118
01/25/2033	3.057%	6,748,000	5,759,003
Goldman Sachs Group, Inc. (The)(b)
07/21/2032	2.383%	21,945,000	18,043,817
HSBC Holdings PLC(b)
05/24/2032	2.804%	9,819,000	8,194,883
11/22/2032	2.871%	7,818,000	6,506,295
Subordinated
11/13/2034	7.399%	750,000	823,423
JPMorgan Chase & Co.(b)
11/15/2048	3.964%	10,023,000	8,430,286
Morgan Stanley(b)
07/21/2032	2.239%	5,084,000	4,154,249
10/20/2032	2.511%	557,000	461,963
07/21/2034	5.424%	1,055,000	1,069,755
Subordinated
09/16/2036	2.484%	9,260,000	7,350,322
PNC Financial Services Group, Inc. (The)(b)
10/20/2034	6.875%	5,115,000	5,680,297
US Bancorp(b)
06/12/2034	5.836%	3,488,000	3,600,022
Wells Fargo & Co.(b)
07/25/2034	5.557%	16,440,000	16,753,273
Total			117,561,558
Cable and Satellite 2.1%
Charter Communications Operating LLC/Capital
05/01/2047	5.375%	17,780,000	15,166,736
06/30/2062	3.950%	4,652,000	2,956,666
Comcast Corp.
11/01/2056	2.937%	9,750,000	6,426,896
05/15/2064	5.500%	1,760,000	1,855,213
NBCUniversal Media LLC
01/15/2043	4.450%	7,282,000	6,666,672
Total			33,072,183
Chemicals 0.1%
LYB International Finance III LLC
04/01/2051	3.625%	2,550,000	1,861,673
Construction Machinery 0.4%
Caterpillar, Inc.
09/19/2049	3.250%	2,755,000	2,181,720
The accompanying Notes to Financial Statements are an integral part of this statement.
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Columbia Variable Portfolio – Long Government/Credit Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
United Rentals North America, Inc.
02/15/2031	3.875%	4,075,000	3,703,569
Total			5,885,289
Diversified Manufacturing 0.4%
Carrier Global Corp.
04/05/2040	3.377%	4,325,000	3,484,012
Carrier Global Corp.(a)
03/15/2054	6.200%	2,754,000	3,193,133
Total			6,677,145
Electric 6.0%
AEP Texas, Inc.
01/15/2050	3.450%	13,470,000	9,759,870
05/15/2052	5.250%	1,840,000	1,782,356
AES Corp. (The)
01/15/2031	2.450%	1,790,000	1,504,408
Berkshire Hathaway Energy Co.
05/01/2053	4.600%	2,606,000	2,325,805
CenterPoint Energy, Inc.
09/01/2049	3.700%	4,290,000	3,236,371
Consolidated Edison Co. of New York, Inc.
11/15/2053	5.900%	2,885,000	3,183,441
Dominion Resources, Inc.
12/01/2044	4.700%	5,510,000	4,886,330
Duke Energy Corp.
08/15/2052	5.000%	18,745,000	17,528,692
Duke Energy Florida LLC
11/15/2053	6.200%	1,592,000	1,821,823
Duke Energy Indiana LLC
04/01/2050	2.750%	955,000	618,975
Emera US Finance LP
06/15/2046	4.750%	6,725,000	5,541,152
Eversource Energy
08/15/2030	1.650%	6,053,000	4,927,969
Exelon Corp.
03/15/2052	4.100%	8,365,000	6,796,828
03/15/2053	5.600%	4,950,000	5,036,585
FirstEnergy Corp.
03/01/2050	3.400%	3,370,000	2,390,343
Jersey Central Power & Light Co.(a)
03/01/2032	2.750%	2,179,000	1,847,969
Pacific Gas and Electric Co.
07/01/2050	4.950%	9,395,000	8,056,852
PacifiCorp
05/15/2054	5.500%	3,555,000	3,492,280
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Virginia Electric and Power Co.
08/15/2053	5.700%	2,737,000	2,906,780
Xcel Energy, Inc.
06/01/2032	4.600%	3,345,000	3,265,894
12/01/2049	3.500%	2,902,000	2,146,124
Total			93,056,847
Environmental 0.4%
GFL Environmental, Inc.(a)
09/01/2028	3.500%	6,450,000	5,933,858
Food and Beverage 3.8%
Bacardi Ltd.(a)
05/15/2038	5.150%	9,541,000	9,065,037
05/15/2048	5.300%	2,402,000	2,298,074
Constellation Brands, Inc.
05/01/2033	4.900%	18,208,000	18,321,725
Diageo Capital PLC
10/05/2033	5.625%	10,790,000	11,646,348
J M Smucker Co. (The)
11/15/2053	6.500%	1,661,000	1,918,562
Mars, Inc.(a)
04/20/2033	4.750%	12,505,000	12,605,370
04/01/2054	4.125%	480,000	410,439
04/01/2059	4.200%	4,053,000	3,482,065
Total			59,747,620
Health Care 1.7%
Cigna Corp.
03/15/2050	3.400%	7,765,000	5,741,816
CVS Health Corp.
07/20/2045	5.125%	12,440,000	11,789,955
03/25/2048	5.050%	1,335,000	1,252,687
HCA, Inc.
03/15/2052	4.625%	5,789,000	4,940,541
New York and Presbyterian Hospital (The)
08/01/2036	3.563%	3,425,000	2,913,005
Total			26,638,004
Healthcare Insurance 2.3%
Aetna, Inc.
11/15/2042	4.125%	4,360,000	3,625,964
08/15/2047	3.875%	1,927,000	1,509,597
Anthem, Inc.
08/15/2044	4.650%	3,500,000	3,247,892
Centene Corp.
02/15/2030	3.375%	5,874,000	5,270,887
10/15/2030	3.000%	4,918,000	4,280,920
03/01/2031	2.500%	4,508,000	3,756,173
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Long Government/Credit Bond Fund  | Annual Report 2023
9

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
UnitedHealth Group, Inc.
02/15/2053	5.875%	7,930,000	8,980,235
04/15/2053	5.050%	2,510,000	2,539,009
04/15/2063	5.200%	2,232,000	2,281,287
Total			35,491,964
Independent Energy 0.2%
Canadian Natural Resources Ltd.
02/15/2037	6.500%	2,580,000	2,738,924
Integrated Energy 0.4%
BP Capital Markets America, Inc.
03/17/2052	3.001%	1,780,000	1,251,373
Cenovus Energy, Inc.
02/15/2052	3.750%	6,384,000	4,706,735
Total Capital International SA
06/29/2060	3.386%	1,315,000	979,186
Total			6,937,294
Life Insurance 1.4%
MetLife, Inc.
07/15/2052	5.000%	4,428,000	4,401,908
New York Life Insurance Co.(a)
Subordinated
05/15/2050	3.750%	5,359,000	4,315,650
Northwestern Mutual Life Insurance Co. (The)(a)
Subordinated
09/30/2059	3.625%	7,768,000	5,805,635
Teachers Insurance & Annuity Association of America(a)
Subordinated
05/15/2050	3.300%	9,275,000	6,837,065
Total			21,360,258
Media and Entertainment 1.5%
CBS Corp.
07/01/2042	4.850%	1,118,000	895,943
Fox Corp.
01/25/2049	5.576%	1,950,000	1,874,369
Meta Platforms, Inc.
05/15/2063	5.750%	5,455,000	5,979,773
Viacom, Inc.
03/15/2043	4.375%	3,203,000	2,378,574
Warnermedia Holdings, Inc.
03/15/2062	5.391%	13,421,000	11,542,061
Total			22,670,720
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Midstream 2.2%
Kinder Morgan Energy Partners LP
03/01/2043	5.000%	1,345,000	1,204,244
09/01/2044	5.400%	3,058,000	2,869,217
Kinder Morgan, Inc.
02/15/2046	5.050%	4,996,000	4,471,309
08/01/2052	5.450%	1,952,000	1,874,813
MPLX LP
04/15/2048	4.700%	1,427,000	1,232,838
03/14/2052	4.950%	5,551,000	4,956,675
Plains All American Pipeline LP/Finance Corp.
06/15/2044	4.700%	6,020,000	5,041,028
Western Gas Partners LP
08/15/2048	5.500%	2,400,000	2,134,936
Western Midstream Operating LP(b)
02/01/2050	5.250%	3,885,000	3,470,128
Williams Companies, Inc. (The)
06/24/2044	5.750%	7,165,000	7,233,253
Total			34,488,441
Natural Gas 0.8%
NiSource, Inc.
02/15/2043	5.250%	1,575,000	1,531,395
02/15/2044	4.800%	7,017,000	6,451,477
05/15/2047	4.375%	1,794,000	1,548,574
Sempra Energy
02/01/2048	4.000%	3,650,000	3,005,299
Total			12,536,745
Pharmaceuticals 4.3%
Amgen, Inc.
02/22/2062	4.400%	4,107,000	3,472,642
03/02/2063	5.750%	14,807,000	15,573,836
Bayer US Finance LLC(a)
11/21/2033	6.500%	4,760,000	4,899,903
Merck & Co., Inc.
05/17/2053	5.000%	4,275,000	4,401,492
Pfizer Investment Enterprises Pte., Ltd.
05/19/2043	5.110%	20,385,000	20,339,242
05/19/2063	5.340%	3,825,000	3,867,651
Roche Holdings, Inc.(a)
11/13/2030	5.489%	5,415,000	5,714,076
11/13/2033	5.593%	7,735,000	8,332,343
Total			66,601,185
Property & Casualty 0.6%
Berkshire Hathaway Finance Corp.
03/15/2052	3.850%	7,240,000	6,074,258
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Columbia Variable Portfolio – Long Government/Credit Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Liberty Mutual Group, Inc.(a)
10/15/2050	3.951%	4,435,000	3,367,262
Total			9,441,520
Railroads 0.9%
CSX Corp.
11/15/2033	5.200%	5,655,000	5,900,571
Norfolk Southern Corp.
08/01/2054	5.350%	5,665,000	5,896,568
03/15/2064	5.950%	2,520,000	2,808,237
Total			14,605,376
Restaurants 0.4%
McDonald’s Corp.
08/14/2053	5.450%	6,331,000	6,743,751
Retailers 1.4%
Amazon.com, Inc.
05/12/2051	3.100%	5,095,000	3,808,127
04/13/2062	4.100%	790,000	698,536
Lowe’s Companies, Inc.
04/01/2062	4.450%	10,319,000	8,745,531
09/15/2062	5.800%	6,574,000	6,947,837
04/01/2063	5.850%	1,811,000	1,904,342
Total			22,104,373
Technology 3.0%
Broadcom, Inc.(a)
11/15/2036	3.187%	15,867,000	12,876,825
Intel Corp.
08/12/2051	3.050%	7,075,000	5,004,882
International Business Machines Corp.
02/06/2053	5.100%	3,420,000	3,439,484
MSCI, Inc.(a)
11/01/2031	3.625%	5,850,000	5,157,660
NXP BV/Funding LLC/USA, Inc.
05/01/2030	3.400%	1,255,000	1,153,118
01/15/2033	5.000%	3,516,000	3,510,048
02/15/2042	3.125%	3,530,000	2,638,172
Oracle Corp.
07/08/2034	4.300%	8,105,000	7,568,294
07/15/2046	4.000%	2,500,000	2,005,238
04/01/2050	3.600%	2,661,000	1,970,783
03/25/2061	4.100%	1,518,000	1,159,948
Total			46,484,452
Tobacco 0.4%
BAT Capital Corp.
08/02/2043	7.079%	2,275,000	2,419,018
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Reynolds American, Inc.
08/15/2035	5.700%	3,027,000	2,987,044
Total			5,406,062
Wireless 0.4%
T-Mobile US, Inc.
04/15/2050	4.500%	1,670,000	1,478,489
11/15/2060	3.600%	6,515,000	4,763,862
Total			6,242,351
Wirelines 3.0%
AT&T, Inc.
12/01/2057	3.800%	26,408,000	19,656,699
Telefonica Emisiones SAU
03/06/2048	4.895%	6,755,000	5,972,311
Verizon Communications, Inc.
03/15/2032	2.355%	10,860,000	9,040,784
03/22/2041	3.400%	14,500,000	11,575,309
Total			46,245,103
Total Corporate Bonds & Notes (Cost $816,022,111)			764,481,887

Foreign Government Obligations(c) 0.7%

Mexico 0.7%
Mexico Government International Bond
05/04/2053	6.338%	10,495,000	10,703,792
Total Foreign Government Obligations (Cost $10,494,790)			10,703,792

U.S. Treasury Obligations 46.4%

U.S. Treasury
07/31/2024	3.000%	8,113,800	8,016,498
05/15/2033	3.375%	4,909,800	4,714,942
02/15/2036	4.500%	37,500,000	39,996,094
05/15/2038	4.500%	30,000,000	31,884,375
02/15/2039	3.500%	49,000,000	46,404,531
08/15/2040	3.875%	10,000,000	9,756,250
02/15/2041	4.750%	8,000,000	8,656,250
05/15/2041	4.375%	25,383,000	26,196,049
05/15/2043	2.875%	17,600,000	14,470,500
05/15/2043	3.875%	19,723,500	18,842,106
08/15/2043	4.375%	104,581,000	106,950,413
08/15/2044	3.125%	16,500,000	13,986,328
11/15/2044	3.000%	10,000,000	8,287,500
11/15/2045	3.000%	12,000,000	9,886,875
11/15/2047	2.750%	20,750,000	16,188,242
02/15/2048	3.000%	101,200,000	82,636,125
08/15/2049	2.250%	495,000	346,500
02/15/2050	2.000%	2,900,000	1,912,641
05/15/2050	1.250%	22,250,000	12,025,430
11/15/2050	1.625%	24,800,000	14,814,125
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Long Government/Credit Bond Fund  | Annual Report 2023
11

Portfolio of Investments (continued)
December 31, 2023
U.S. Treasury Obligations (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
02/15/2051	1.875%	22,000,000	13,994,063
05/15/2051	2.375%	2,600,000	1,860,625
05/15/2052	2.875%	102,497,900	81,806,136
02/15/2053	3.625%	12,877,300	11,921,563
U.S. Treasury(d)
05/15/2047	3.000%	122,157,900	99,978,606
U.S. Treasury(e)
STRIPS
02/15/2040	0.000%	38,410,800	20,356,224
11/15/2041	0.000%	13,661,000	6,537,002
05/15/2043	0.000%	19,069,000	8,443,247
Total U.S. Treasury Obligations (Cost $829,611,009)			720,869,240

Money Market Funds 2.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(f),(g)	33,615,444	33,608,721
Total Money Market Funds (Cost $33,596,042)		33,608,721
Total Investments in Securities (Cost: $1,700,315,593)		1,539,400,401
Other Assets & Liabilities, Net		14,472,939
Net Assets		1,553,873,340
At December 31, 2023, securities and/or cash totaling $11,233,631 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	1,227	03/2024	USD	153,298,313	11,363,671	—
U.S. Treasury 5-Year Note	21	03/2024	USD	2,284,242	1,608	—
U.S. Treasury Ultra Bond	925	03/2024	USD	123,574,219	10,707,577	—
Total					22,072,856	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(1,233)	03/2024	USD	(139,194,141)	—	(4,766,837)
U.S. Treasury 2-Year Note	(34)	03/2024	USD	(7,001,078)	—	(71,472)
U.S. Treasury Ultra 10-Year Note	(733)	03/2024	USD	(86,505,453)	—	(3,463,201)
Total					—	(8,301,510)
Notes to Portfolio of Investments
(a)
Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2023, the total value of these securities amounted to $107,927,436, which represents 6.95% of total net assets.

(b)
Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2023.

(c)	Principal and interest may not be guaranteed by a governmental entity.
(d)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(e)	Zero coupon bond.
(f)	The rate shown is the seven-day current annualized yield at December 31, 2023.
The accompanying Notes to Financial Statements are an integral part of this statement.
12
Columbia Variable Portfolio – Long Government/Credit Bond Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Notes to Portfolio of Investments (continued)
(g)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	70,178,871	420,520,379	(457,090,228)	(301)	33,608,721	(1,202)	4,642,187	33,615,444
Abbreviation Legend
STRIPS	Separate Trading of Registered Interest and Principal Securities
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Long Government/Credit Bond Fund  | Annual Report 2023
13

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements   (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Agency	—	9,736,761	—	9,736,761
Corporate Bonds & Notes	—	764,481,887	—	764,481,887
Foreign Government Obligations	—	10,703,792	—	10,703,792
U.S. Treasury Obligations	—	720,869,240	—	720,869,240
Money Market Funds	33,608,721	—	—	33,608,721
Total Investments in Securities	33,608,721	1,505,791,680	—	1,539,400,401
Investments in Derivatives
Asset
Futures Contracts	22,072,856	—	—	22,072,856
Liability
Futures Contracts	(8,301,510)	—	—	(8,301,510)
Total	47,380,067	1,505,791,680	—	1,553,171,747
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
14
Columbia Variable Portfolio – Long Government/Credit Bond Fund  | Annual Report 2023

Statement of Assets and Liabilities
December 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,666,719,551)	$1,505,791,680
Affiliated issuers (cost $33,596,042)	33,608,721
Cash	7
Receivable for:
Investments sold	221,553
Capital shares sold	400
Dividends	156,026
Interest	16,501,314
Foreign tax reclaims	19,894
Variation margin for futures contracts	75,263
Expense reimbursement due from Investment Manager	480
Prepaid expenses	12,708
Deferred compensation of board members	155,884
Total assets	1,556,543,930
Liabilities
Payable for:
Capital shares redeemed	1,675,672
Variation margin for futures contracts	749,990
Management services fees	21,066
Distribution and/or service fees	121
Service fees	809
Compensation of chief compliance officer	268
Compensation of board members	1,912
Other expenses	27,617
Deferred compensation of board members	193,135
Total liabilities	2,670,590
Net assets applicable to outstanding capital stock	$1,553,873,340
Represented by
Paid in capital	1,927,237,476
Total distributable earnings (loss)	(373,364,136)
Total - representing net assets applicable to outstanding capital stock	$1,553,873,340
Class 1
Net assets	$1,536,406,283
Shares outstanding	194,407,429
Net asset value per share	$7.90
Class 2
Net assets	$17,467,057
Shares outstanding	2,216,366
Net asset value per share	$7.88
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Long Government/Credit Bond Fund  | Annual Report 2023
15

Statement of Operations
Year Ended December 31, 2023

Net investment income
Income:
Dividends — affiliated issuers	$4,642,187
Interest	61,018,038
Interfund lending	1,721
Foreign taxes withheld	(5,070)
Total income	65,656,876
Expenses:
Management services fees	7,324,106
Distribution and/or service fees
Class 2	37,034
Service fees	9,306
Custodian fees	11,566
Printing and postage fees	9,537
Accounting services fees	40,290
Legal fees	30,969
Interest on collateral	5,054
Compensation of chief compliance officer	283
Compensation of board members	29,773
Deferred compensation of board members	11,066
Other	29,622
Total expenses	7,538,606
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(138,508)
Total net expenses	7,400,098
Net investment income	58,256,778
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(71,424,173)
Investments — affiliated issuers	(1,202)
Futures contracts	(30,075,373)
Net realized loss	(101,500,748)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	131,846,383
Investments — affiliated issuers	(301)
Futures contracts	14,483,376
Net change in unrealized appreciation (depreciation)	146,329,458
Net realized and unrealized gain	44,828,710
Net increase in net assets resulting from operations	$103,085,488
The accompanying Notes to Financial Statements are an integral part of this statement.
16
Columbia Variable Portfolio – Long Government/Credit Bond Fund  | Annual Report 2023

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income	$58,256,778	$50,351,569
Net realized loss	(101,500,748)	(155,586,846)
Net change in unrealized appreciation (depreciation)	146,329,458	(441,045,910)
Net increase (decrease) in net assets resulting from operations	103,085,488	(546,281,187)
Distributions to shareholders
Net investment income and net realized gains
Class 1	(49,849,960)	(93,715,132)
Class 2	(486,344)	(721,980)
Total distributions to shareholders	(50,336,304)	(94,437,112)
Increase in net assets from capital stock activity	30,938,931	131,127,680
Total increase (decrease) in net assets	83,688,115	(509,590,619)
Net assets at beginning of year	1,470,185,225	1,979,775,844
Net assets at end of year	$1,553,873,340	$1,470,185,225

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	1,594,824	11,886,605	5,886,038	49,880,640
Distributions reinvested	6,541,990	49,849,960	10,948,029	93,715,132
Shares redeemed	(4,544,138)	(35,632,922)	(1,214,162)	(11,077,426)
Net increase	3,592,676	26,103,643	15,619,905	132,518,346
Class 2
Shares sold	718,506	5,597,904	257,108	2,160,410
Distributions reinvested	63,908	486,344	84,541	721,980
Shares redeemed	(164,255)	(1,248,960)	(463,734)	(4,273,056)
Net increase (decrease)	618,159	4,835,288	(122,085)	(1,390,666)
Total net increase	4,210,835	30,938,931	15,497,820	131,127,680
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Long Government/Credit Bond Fund  | Annual Report 2023
17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2023	$7.64	0.30	0.22	0.52	(0.26)	—	(0.26)
Year Ended 12/31/2022	$11.19	0.27	(3.30)	(3.03)	(0.25)	(0.27)	(0.52)
Year Ended 12/31/2021	$12.38	0.26	(0.65)	(0.39)	(0.24)	(0.56)	(0.80)
Year Ended 12/31/2020	$10.99	0.29	1.62	1.91	(0.33)	(0.19)	(0.52)
Year Ended 12/31/2019	$9.44	0.31	1.54	1.85	(0.30)	—	(0.30)
Class 2
Year Ended 12/31/2023	$7.62	0.28	0.22	0.50	(0.24)	—	(0.24)
Year Ended 12/31/2022	$11.15	0.25	(3.28)	(3.03)	(0.23)	(0.27)	(0.50)
Year Ended 12/31/2021	$12.34	0.24	(0.66)	(0.42)	(0.21)	(0.56)	(0.77)
Year Ended 12/31/2020	$10.95	0.26	1.62	1.88	(0.30)	(0.19)	(0.49)
Year Ended 12/31/2019	$9.41	0.28	1.53	1.81	(0.27)	—	(0.27)

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
18
Columbia Variable Portfolio – Long Government/Credit Bond Fund  | Annual Report 2023

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2023	$7.90	6.97%	0.50% (c)	0.49% (c)	3.91%	50%	$1,536,406
Year Ended 12/31/2022	$7.64	(27.55% )	0.50% (c)	0.50% (c)	3.13%	53%	$1,458,011
Year Ended 12/31/2021	$11.19	(3.21% )	0.50% (c)	0.50% (c)	2.32%	48%	$1,960,592
Year Ended 12/31/2020	$12.38	17.25%	0.50%	0.50%	2.38%	46%	$1,747,792
Year Ended 12/31/2019	$10.99	19.74%	0.50%	0.50%	2.94%	49%	$1,607,152
Class 2
Year Ended 12/31/2023	$7.88	6.68%	0.75% (c)	0.74% (c)	3.69%	50%	$17,467
Year Ended 12/31/2022	$7.62	(27.70% )	0.75% (c)	0.75% (c)	2.85%	53%	$12,175
Year Ended 12/31/2021	$11.15	(3.47% )	0.75% (c)	0.75% (c)	2.07%	48%	$19,183
Year Ended 12/31/2020	$12.34	17.07%	0.75%	0.75%	2.11%	46%	$28,746
Year Ended 12/31/2019	$10.95	19.42%	0.75%	0.75%	2.68%	49%	$16,192
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Long Government/Credit Bond Fund  | Annual Report 2023
19

Notes to Financial Statements
December 31, 2023
Note 1. Organization
Columbia Variable Portfolio – Long Government/Credit Bond Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
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Columbia Variable Portfolio – Long Government/Credit Bond Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Columbia Variable Portfolio – Long Government/Credit Bond Fund  | Annual Report 2023
21

Notes to Financial Statements (continued)
December 31, 2023
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
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Notes to Financial Statements (continued)
December 31, 2023
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2023:
Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	22,072,856 *

Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	8,301,510 *

*
Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(30,075,373)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	14,483,376
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended December 31, 2023:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	296,032,457
Futures contracts — short	196,107,516
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Columbia Variable Portfolio – Long Government/Credit Bond Fund  | Annual Report 2023
23

Notes to Financial Statements (continued)
December 31, 2023
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
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Columbia Variable Portfolio – Long Government/Credit Bond Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2023 was 0.49% of the Fund’s average daily net assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating
Columbia Variable Portfolio – Long Government/Credit Bond Fund  | Annual Report 2023
25

Notes to Financial Statements (continued)
December 31, 2023
Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2023 was 0.00% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2023 through April 30, 2024	Prior to May 1, 2023
Class 1	0.49%	0.54%
Class 2	0.74	0.79
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, derivative investments, principal and/or interest from fixed income securities, capital loss carryforwards and trustees’ deferred compensation.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
25,392	(25,393)	1
26
Columbia Variable Portfolio – Long Government/Credit Bond Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2023			Year Ended December 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
50,336,304	—	50,336,304	54,924,506	39,512,606	94,437,112
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
57,893,945	—	(259,730,963)	(171,351,479)
At December 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
1,724,523,226	20,358,361	(191,709,840)	(171,351,479)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(75,024,925)	(184,706,038)	(259,730,963)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $761,668,382 and $702,392,431, respectively, for the year ended December 31, 2023, of which $141,568,387 and $41,708,270, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime
Columbia Variable Portfolio – Long Government/Credit Bond Fund  | Annual Report 2023
27

Notes to Financial Statements (continued)
December 31, 2023
money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	1,000,000	5.63	11
Interest income earned by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2023.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
28
Columbia Variable Portfolio – Long Government/Credit Bond Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Columbia Variable Portfolio – Long Government/Credit Bond Fund  | Annual Report 2023
29

Notes to Financial Statements (continued)
December 31, 2023
Shareholder concentration risk
At December 31, 2023, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
30
Columbia Variable Portfolio – Long Government/Credit Bond Fund  | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Columbia Variable Portfolio – Long Government/Credit Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Long Government/Credit Bond Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Long Government/Credit Bond Fund  | Annual Report 2023
31

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

32
Columbia Variable Portfolio – Long Government/Credit Bond Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 31, 2023; Adjunct Professor of
Finance, Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

Columbia Variable Portfolio – Long Government/Credit Bond Fund  | Annual Report 2023
33

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company since November
2013 (Chair of the Board,
since May 2021) (food
distributor); Director, Aircastle
Limited (Chair of Audit
Committee) (aircraft leasing),
since August 2006; former
Director, Nash Finch Company
(food distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
34
Columbia Variable Portfolio – Long Government/Credit Bond Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
Columbia Variable Portfolio – Long Government/Credit Bond Fund  | Annual Report 2023
35

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds
Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds
Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig,
Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

36
Columbia Variable Portfolio – Long Government/Credit Bond Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

Columbia Variable Portfolio – Long Government/Credit Bond Fund  | Annual Report 2023
37

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Columbia Variable Portfolio – Long Government/Credit Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2024 Columbia Management Investment Advisers, LLC.
ANN7016_12_C01_(02/24)

Annual Report
December 31, 2023
Columbia Variable Portfolio – Small Company Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require that funds transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in a fund. Much of the information, including a fund’s financial statements, that is currently disclosed in a fund’s shareholder reports will instead be made available on the fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires a fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their fund documents electronically.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Small Company Growth Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Small Company Growth Fund | Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks long-term capital appreciation.

Portfolio management
Daniel Cole, CFA
Co-Portfolio Manager
Managed Fund since 2015
Wayne Collete, CFA
Co-Portfolio Manager
Managed Fund since 2010
Dana Kelley, CFA
Co-Portfolio Manager
Managed Fund since 2022

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years
Class 1	01/01/89	26.63	13.72	10.42
Class 2	06/01/00	26.32	13.43	10.15
Russell 2000 Growth Index		18.66	9.22	7.16
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Small Company Growth Fund  | Annual Report 2023
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2013 — December 31, 2023)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Small Company Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Portfolio breakdown (%) (at December 31, 2023)
Common Stocks	99.2
Money Market Funds	0.8
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Equity sector breakdown (%) (at December 31, 2023)
Communication Services	2.4
Consumer Discretionary	13.2
Consumer Staples	1.8
Energy	4.4
Financials	3.6
Health Care	22.1
Industrials	26.7
Information Technology	20.7
Materials	5.1
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
4
Columbia Variable Portfolio – Small Company Growth Fund  | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
At December 31, 2023, approximately 92.53% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2023, Class 2 shares of Columbia Variable Portfolio – Small Company Growth Fund returned 26.32%. The Fund’s benchmark, the Russell 2000 Growth Index, returned 18.66% for the same time period.
Market overview
U.S. equities advanced in 2023, rebounding from 2022 results that were the worst annual performance, as measured by the S&P 500 Index, since the Global Financial Crisis in 2008 and the dot-com meltdown in 2002.
Although markets ended the year with solid, broad-based results, trajectory throughout the period was neither smooth nor steady. Several themes dominated the back-and-forth sentiment, especially uncertainty over the direction of interest rates. With borrowing costs at a two-decade high thanks to a string of eleven interest-rate hikes since March 2022, fears centered on the possibility that a vibrant and still-growing economy would keep inflation high enough to delay potential rate cuts and maybe even drive further increases. A severely inverted yield curve, long believed to be a sure sign of coming recession, added to pessimism, as did political dysfunction in Washington, D.C. and geopolitical tensions in Gaza and Ukraine. Lingering concerns about the health of banks and commercial real estate weighed on markets as well. Surging U.S. Treasury yields added to investor anxiety when the yield on the 10-year U.S. Treasury note closed above levels last seen in 2008.
On the upside, unabated enthusiasm for artificial intelligence (AI) was an especially hefty motivator for exuberant investors, despite well-publicized concerns about positive results driven by only a few mega-cap stocks associated with AI.
Equities reaccelerated during the fourth quarter, driven in large part by an emerging belief that the long-awaited pivot by the U.S. Federal Reserve (Fed) was finally at hand. Sentiment began to improve when the Fed held rates steady at its November and December 2023 meetings, triggering expectations that inflation may have cooled enough to forestall more rate hikes and perhaps even spur cutting in 2024. Even though Fed officials cautioned that inflation remained too high and further tightening may be needed, stocks rose sharply, with the Dow Jones Industrial Average reaching a record high and the S&P 500 Index coming close to its all-time best as well. Small-cap growth stocks, as measured by the Russell 2000 Growth Index, benefited as well and more than recovered from their low point at the end of October.
The Fund experienced an increase in portfolio turnover during the period as price volatility and a shift in the macroeconomic outlook resulted in increased buying and selling activity. This enabled the Fund to harvest gains where targets were reached and add positions to the portfolio at attractive entry points.
The Fund’s notable contributors during the period
•
The Fund’s significant relative outperformance during the period was driven primarily by strong stock selection, particularly within the industrials sector. Selection was also beneficial within the consumer staples and communication services sectors.
•
The Fund’s relative performance also benefited from its underweight to the energy sector, its overweight to the industrials sector and its lack of allocation to the utilities sector.
•
Holdings that contributed most to relative performance during the period included power and thermal management products provider Vertiv Holdings Co., aircraft engine leasing and maintenance company FTAI Aviation Ltd., less-than-truckload carrier XPO, Inc. and veterinary diagnostics provider Heska Corp. Heska was acquired by Mars, Incorporated during the first half of the year.
Columbia Variable Portfolio – Small Company Growth Fund  | Annual Report 2023
5

Manager Discussion of Fund Performance (continued)
(Unaudited)
The Fund’s notable detractors during the period
•
Security selection disappointed most in the financials, information technology and consumer discretionary sectors during the period.
•
The Fund’s underweights to the financials and consumer staples sector also weighed on relative results.
•
Holdings that detracted most from relative performance were medical device company ICU Medical, Inc.,  bowling center operator Bowlero Corp., life science company Bio-Techne Corp. and investment bank B Riley Financial, Inc.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Investments in small-cap companies involve risks and volatility greater than investments in larger, more established companies. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6
Columbia Variable Portfolio – Small Company Growth Fund  | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,044.80	1,020.69	4.33	4.28	0.85
Class 2	1,000.00	1,000.00	1,043.70	1,019.45	5.60	5.54	1.10
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Small Company Growth Fund  | Annual Report 2023
7

Portfolio of Investments
December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 99.1%
Issuer	Shares	Value ($)
Communication Services 2.4%
Entertainment 1.2%
Atlanta Braves Holdings, Inc., Class C(a)	96,174	3,806,567
Interactive Media & Services 1.2%
ZoomInfo Technologies, Inc.(a)	192,600	3,561,174
Total Communication Services		7,367,741
Consumer Discretionary 13.1%
Broadline Retail 1.2%
Global-e Online Ltd.(a)	20,333	805,797
Ollie’s Bargain Outlet Holdings, Inc.(a)	39,736	3,015,565
Total		3,821,362
Diversified Consumer Services 0.6%
WW International, Inc.(a)	203,024	1,776,460
Hotels, Restaurants & Leisure 6.5%
Cava Group, Inc.(a)	122,470	5,263,761
Churchill Downs, Inc.	43,608	5,884,027
Kura Sushi USA, Inc., Class A(a)	61,596	4,681,296
Texas Roadhouse, Inc.	37,959	4,639,729
Total		20,468,813
Household Durables 1.2%
Installed Building Products, Inc.	20,997	3,838,671
Specialty Retail 3.6%
Floor & Decor Holdings, Inc., Class A(a)	57,893	6,458,543
Valvoline, Inc.(a)	124,082	4,663,002
Total		11,121,545
Total Consumer Discretionary		41,026,851
Consumer Staples 1.8%
Beverages 1.8%
Celsius Holdings, Inc.(a)	105,001	5,724,654
Total Consumer Staples		5,724,654
Energy 4.3%
Energy Equipment & Services 1.5%
ChampionX Corp.	106,951	3,124,039
Tidewater, Inc.(a)	21,810	1,572,719
Total		4,696,758
Common Stocks (continued)
Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 2.8%
Antero Resources Corp.(a)	106,776	2,421,680
Northern Oil and Gas, Inc.	80,004	2,965,748
Permian Resources Corp.	171,972	2,338,819
Uranium Energy Corp.(a)	174,894	1,119,321
Total		8,845,568
Total Energy		13,542,326
Financials 3.6%
Banks 1.0%
Western Alliance Bancorp	47,311	3,112,591
Financial Services 1.1%
Flywire Corp.(a)	140,330	3,248,639
Insurance 1.5%
RLI Corp.	16,850	2,243,072
Skyward Specialty Insurance Group, Inc.(a)	75,222	2,548,521
Total		4,791,593
Total Financials		11,152,823
Health Care 21.9%
Biotechnology 5.3%
Akero Therapeutics, Inc.(a)	34,382	802,820
Arcus Biosciences, Inc.(a)	87,143	1,664,431
Beam Therapeutics, Inc.(a)	37,090	1,009,590
Intellia Therapeutics, Inc.(a)	39,445	1,202,678
Natera, Inc.(a)	137,646	8,622,146
Revolution Medicines, Inc.(a)	39,312	1,127,468
Scholar Rock Holding Corp.(a)	38,475	723,330
Syndax Pharmaceuticals, Inc.(a)	70,469	1,522,835
Total		16,675,298
Health Care Equipment & Supplies 4.7%
Glaukos Corp.(a)	46,703	3,712,421
ICU Medical, Inc.(a)	32,346	3,226,190
Inspire Medical Systems, Inc.(a)	24,048	4,892,085
LivaNova PLC(a)	58,858	3,045,313
Total		14,876,009
The accompanying Notes to Financial Statements are an integral part of this statement.
8
Columbia Variable Portfolio – Small Company Growth Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Providers & Services 3.6%
Addus HomeCare Corp.(a)	26,906	2,498,222
Chemed Corp.	10,649	6,227,003
Universal Health Services, Inc., Class B	15,715	2,395,594
Total		11,120,819
Health Care Technology 0.7%
GoodRx Holdings, Inc., Class A(a)	327,696	2,195,563
Life Sciences Tools & Services 6.9%
10X Genomics, Inc., Class A(a)	69,658	3,898,062
BioLife Solutions, Inc.(a)	58,777	955,126
Bio-Techne Corp.	86,087	6,642,473
Caris Life Sciences, Inc.(a),(b),(c),(d)	308,642	836,420
DNA Script(a),(b),(c),(d)	1,585	329,725
MaxCyte, Inc.(a)	158,885	746,760
Pacific Biosciences of California, Inc.(a)	142,540	1,398,317
Repligen Corp.(a)	36,975	6,648,105
Total		21,454,988
Pharmaceuticals 0.7%
EyePoint Pharmaceuticals, Inc.(a)	92,091	2,128,223
Total Health Care		68,450,900
Industrials 26.4%
Aerospace & Defense 4.1%
BWX Technologies, Inc.	64,379	4,939,801
Curtiss-Wright Corp.	20,666	4,604,178
Kratos Defense & Security Solutions, Inc.(a)	158,659	3,219,191
Total		12,763,170
Building Products 2.2%
AAON, Inc.	67,418	4,980,168
Trex Company, Inc.(a)	21,843	1,808,382
Total		6,788,550
Commercial Services & Supplies 1.7%
Casella Waste Systems, Inc., Class A(a)	63,779	5,450,553
Electrical Equipment 2.2%
Atkore, Inc.(a)	19,944	3,191,040
Enovix Corp.(a)	118,897	1,488,590
nVent Electric PLC	37,885	2,238,625
Total		6,918,255
Common Stocks (continued)
Issuer	Shares	Value ($)
Ground Transportation 5.8%
RXO, Inc.(a)	169,112	3,933,545
Saia, Inc.(a)	14,908	6,532,984
XPO, Inc.(a)	88,119	7,718,343
Total		18,184,872
Professional Services 2.9%
Exponent, Inc.	52,103	4,587,148
MAXIMUS, Inc.	53,041	4,448,019
Total		9,035,167
Trading Companies & Distributors 7.5%
Core & Main, Inc., Class A(a)	211,786	8,558,272
FTAI Aviation Ltd.	137,793	6,393,595
SiteOne Landscape Supply, Inc.(a)	47,032	7,642,700
Xometry, Inc., Class A(a)	29,958	1,075,792
Total		23,670,359
Total Industrials		82,810,926
Information Technology 20.5%
Communications Equipment 1.2%
Harmonic, Inc.(a)	288,684	3,764,439
Electronic Equipment, Instruments & Components 1.2%
908 Devices, Inc.(a)	269,150	3,019,863
Cognex Corp.	18,065	754,033
Total		3,773,896
IT Services 0.6%
Couchbase, Inc.(a)	88,093	1,983,854
Semiconductors & Semiconductor Equipment 6.2%
Aehr Test Systems(a)	88,180	2,339,415
Axcelis Technologies, Inc.(a)	18,749	2,431,558
Lattice Semiconductor Corp.(a)	21,738	1,499,705
Onto Innovation, Inc.(a)	37,665	5,758,979
Rambus, Inc.(a)	89,012	6,075,069
SiTime Corp.(a)	10,227	1,248,512
Total		19,353,238
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Company Growth Fund  | Annual Report 2023
9

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 10.1%
BILL Holdings, Inc.(a)	50,968	4,158,479
Freshworks, Inc., Class A(a)	81,032	1,903,442
Procore Technologies, Inc.(a)	108,063	7,480,121
Sprout Social, Inc., Class A(a)	26,205	1,610,035
SPS Commerce, Inc.(a)	12,989	2,517,788
Tenable Holdings, Inc.(a)	110,708	5,099,211
Varonis Systems, Inc.(a)	79,569	3,602,884
Workiva, Inc., Class A(a)	52,187	5,298,546
Total		31,670,506
Technology Hardware, Storage & Peripherals 1.2%
Super Micro Computer, Inc.(a)	12,542	3,565,189
Total Information Technology		64,111,122
Materials 5.1%
Chemicals 2.9%
Aspen Aerogels, Inc.(a)	151,725	2,394,220
Balchem Corp.	34,957	5,199,854
Livent Corp.(a)	76,653	1,378,221
Total		8,972,295
Common Stocks (continued)
Issuer	Shares	Value ($)
Construction Materials 0.9%
Knife River Corp.(a)	42,100	2,786,178
Metals & Mining 1.3%
Osisko Gold Royalties Ltd.	180,377	2,575,784
Triple Flag Precious Metals Corp.	120,308	1,601,299
Total		4,177,083
Total Materials		15,935,556
Total Common Stocks (Cost $280,484,578)		310,122,899

Money Market Funds 0.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(e),(f)	2,568,752	2,568,239
Total Money Market Funds (Cost $2,568,004)		2,568,239
Total Investments in Securities (Cost: $283,052,582)		312,691,138
Other Assets & Liabilities, Net		387,106
Net Assets		313,078,244
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)
Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2023, the total value of these securities amounted to $1,166,145, which represents 0.37% of total net assets.

(c)
Denotes a restricted security, which is subject to legal or contractual restrictions on resale under federal securities laws. Disposal of a restricted investment may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Private placement securities are generally considered to be restricted, although certain of those securities may be traded between qualified institutional investors under the provisions of Section 4(a)(2) and Rule 144A. The Fund will not incur any registration costs upon such a trade. These securities are valued at fair value determined in good faith under consistently applied procedures approved by the Fund’s Board of Trustees. At December 31, 2023, the total market value of these securities amounted to $1,166,145, which represents 0.37% of total net assets. Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost ($)	Value ($)
Caris Life Sciences, Inc.	05/11/2021	308,642	2,502,312	836,420
DNA Script	10/01/2021	1,585	1,382,080	329,725
			3,884,392	1,166,145

The accompanying Notes to Financial Statements are an integral part of this statement.
10
Columbia Variable Portfolio – Small Company Growth Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Notes to Portfolio of Investments (continued)
(d)	Valuation based on significant unobservable inputs.
(e)	The rate shown is the seven-day current annualized yield at December 31, 2023.
(f)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	10,573,791	218,305,001	(226,310,788)	235	2,568,239	1,083	561,278	2,568,752
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	7,367,741	—	—	7,367,741
Consumer Discretionary	41,026,851	—	—	41,026,851
Consumer Staples	5,724,654	—	—	5,724,654
Energy	13,542,326	—	—	13,542,326
Financials	11,152,823	—	—	11,152,823
Health Care	67,284,755	—	1,166,145	68,450,900
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Company Growth Fund  | Annual Report 2023
11

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements   (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Industrials	82,810,926	—	—	82,810,926
Information Technology	64,111,122	—	—	64,111,122
Materials	15,935,556	—	—	15,935,556
Total Common Stocks	308,956,754	—	1,166,145	310,122,899
Money Market Funds	2,568,239	—	—	2,568,239
Total Investments in Securities	311,524,993	—	1,166,145	312,691,138
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
12
Columbia Variable Portfolio – Small Company Growth Fund  | Annual Report 2023

Statement of Assets and Liabilities
December 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $280,484,578)	$310,122,899
Affiliated issuers (cost $2,568,004)	2,568,239
Receivable for:
Investments sold	2,175,724
Capital shares sold	753
Dividends	117,556
Foreign tax reclaims	784
Expense reimbursement due from Investment Manager	584
Prepaid expenses	5,288
Deferred compensation of board members	76,739
Total assets	315,068,566
Liabilities
Payable for:
Investments purchased	1,763,331
Capital shares redeemed	82,720
Management services fees	7,574
Distribution and/or service fees	1
Service fees	3,385
Compensation of chief compliance officer	55
Compensation of board members	991
Other expenses	19,041
Deferred compensation of board members	113,224
Total liabilities	1,990,322
Net assets applicable to outstanding capital stock	$313,078,244
Represented by
Paid in capital	318,136,178
Total distributable earnings (loss)	(5,057,934)
Total - representing net assets applicable to outstanding capital stock	$313,078,244
Class 1
Net assets	$312,918,531
Shares outstanding	26,868,824
Net asset value per share	$11.65
Class 2
Net assets	$159,713
Shares outstanding	15,554
Net asset value per share	$10.27
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Company Growth Fund  | Annual Report 2023
13

Statement of Operations
Year Ended December 31, 2023

Net investment income
Income:
Dividends — unaffiliated issuers	$1,494,941
Dividends — affiliated issuers	561,278
Interfund lending	3,593
Foreign taxes withheld	(7,051)
Total income	2,052,761
Expenses:
Management services fees	2,493,922
Distribution and/or service fees
Class 2	364
Service fees	31,380
Custodian fees	13,144
Printing and postage fees	12,118
Accounting services fees	30,090
Legal fees	15,639
Compensation of chief compliance officer	56
Compensation of board members	14,212
Deferred compensation of board members	5,933
Other	12,169
Total expenses	2,629,027
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(174,026)
Total net expenses	2,455,001
Net investment loss	(402,240)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	11,273,259
Investments — affiliated issuers	1,083
Net realized gain	11,274,342
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	56,430,950
Investments — affiliated issuers	235
Net change in unrealized appreciation (depreciation)	56,431,185
Net realized and unrealized gain	67,705,527
Net increase in net assets resulting from operations	$67,303,287
The accompanying Notes to Financial Statements are an integral part of this statement.
14
Columbia Variable Portfolio – Small Company Growth Fund  | Annual Report 2023

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment loss	$(402,240)	$(1,746,639)
Net realized gain (loss)	11,274,342	(44,658,962)
Net change in unrealized appreciation (depreciation)	56,431,185	(97,472,455)
Net increase (decrease) in net assets resulting from operations	67,303,287	(143,878,056)
Distributions to shareholders
Net investment income and net realized gains
Class 1	—	(112,900,711)
Class 2	—	(65,674)
Total distributions to shareholders	—	(112,966,385)
Increase (decrease) in net assets from capital stock activity	(8,739,418)	107,492,039
Total increase (decrease) in net assets	58,563,869	(149,352,402)
Net assets at beginning of year	254,514,375	403,866,777
Net assets at end of year	$313,078,244	$254,514,375

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	106,733	1,160,397	25	356
Distributions reinvested	—	—	11,485,321	112,900,711
Shares redeemed	(893,325)	(9,896,668)	(356,728)	(5,050,130)
Net increase (decrease)	(786,592)	(8,736,271)	11,128,618	107,850,937
Class 2
Distributions reinvested	—	—	7,549	65,674
Shares redeemed	(339)	(3,147)	(26,973)	(424,572)
Net decrease	(339)	(3,147)	(19,424)	(358,898)
Total net increase (decrease)	(786,931)	(8,739,418)	11,109,194	107,492,039
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Company Growth Fund  | Annual Report 2023
15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2023	$9.20	(0.01)	2.46	2.45	—	—
Year Ended 12/31/2022	$24.39	(0.08)	(8.20)	(8.28)	(6.91)	(6.91)
Year Ended 12/31/2021	$29.97	(0.22)	(0.18)(c)	(0.40)	(5.18)	(5.18)
Year Ended 12/31/2020	$17.82	(0.12)	12.66	12.54	(0.39)	(0.39)
Year Ended 12/31/2019	$15.64	(0.06)	6.33	6.27	(4.09)	(4.09)
Class 2
Year Ended 12/31/2023	$8.13	(0.04)	2.18	2.14	—	—
Year Ended 12/31/2022	$22.67	(0.14)	(7.56)	(7.70)	(6.84)	(6.84)
Year Ended 12/31/2021	$28.21	(0.29)	(0.13)(c)	(0.42)	(5.12)	(5.12)
Year Ended 12/31/2020	$16.80	(0.17)	11.92	11.75	(0.34)	(0.34)
Year Ended 12/31/2019	$14.91	(0.11)	6.04	5.93	(4.04)	(4.04)

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)
Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to timing of Fund shares sold and redeemed in relation to fluctuations in the market value of the portfolio.

The accompanying Notes to Financial Statements are an integral part of this statement.
16
Columbia Variable Portfolio – Small Company Growth Fund  | Annual Report 2023

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2023	$11.65	26.63%	0.92%	0.86%	(0.14% )	152%	$312,919
Year Ended 12/31/2022	$9.20	(35.77% )	0.92%	0.88%	(0.61% )	76%	$254,385
Year Ended 12/31/2021	$24.39	(2.90% )	0.91%	0.90%	(0.76% )	61%	$403,066
Year Ended 12/31/2020	$29.97	71.12%	0.91%	0.90%	(0.57% )	80%	$568,792
Year Ended 12/31/2019	$17.82	40.70%	0.97%	0.89%	(0.36% )	100%	$337,568
Class 2
Year Ended 12/31/2023	$10.27	26.32%	1.17%	1.11%	(0.39% )	152%	$160
Year Ended 12/31/2022	$8.13	(35.96% )	1.15%	1.13%	(0.93% )	76%	$129
Year Ended 12/31/2021	$22.67	(3.13% )	1.15%	1.15%	(1.01% )	61%	$801
Year Ended 12/31/2020	$28.21	70.67%	1.17%	1.15%	(0.81% )	80%	$1,840
Year Ended 12/31/2019	$16.80	40.39%	1.22%	1.14%	(0.62% )	100%	$572
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Company Growth Fund  | Annual Report 2023
17

Notes to Financial Statements
December 31, 2023
Note 1. Organization
Columbia Variable Portfolio – Small Company Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
18
Columbia Variable Portfolio – Small Company Growth Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia Variable Portfolio – Small Company Growth Fund  | Annual Report 2023
19

Notes to Financial Statements (continued)
December 31, 2023
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2023 was 0.87% of the Fund’s average daily net assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain
20
Columbia Variable Portfolio – Small Company Growth Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2023 was 0.01% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2023 through April 30, 2024	Prior to May 1, 2023
Class 1	0.85%	0.87%
Class 2	1.10	1.12
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is
Columbia Variable Portfolio – Small Company Growth Fund  | Annual Report 2023
21

Notes to Financial Statements (continued)
December 31, 2023
specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, passive foreign investment company (pfic) holdings, capital loss carryforwards, trustees’ deferred compensation and miscellaneous adjustments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
3,907,017	(3,903,020)	(3,997)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2023			Year Ended December 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
—	—	—	36,518,384	76,448,001	112,966,385
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
6,581,134	—	(37,492,415)	25,959,804
At December 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
286,731,334	38,380,197	(12,420,393)	25,959,804
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at December 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(16,654,310)	(20,838,105)	(37,492,415)	7,691,941
22
Columbia Variable Portfolio – Small Company Growth Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $421,713,236 and $423,303,713, respectively, for the year ended December 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	7,700,000	5.60	3
Interest income earned by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2023.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed.
Columbia Variable Portfolio – Small Company Growth Fund  | Annual Report 2023
23

Notes to Financial Statements (continued)
December 31, 2023
Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2023.
Note 9. Significant risks
Health care sector risk
The Fund may be vulnerable to the particular risks that may affect companies in the health care sector. Companies in the health care sector are subject to certain risks, including restrictions on government reimbursement for medical expenses, government approval of medical products and services, competitive pricing pressures, and the rising cost of medical products and services (especially for companies dependent upon a relatively limited number of products or services). Performance of such companies may be affected by factors including government regulation, obtaining and protecting patents (or the failure to do so), product liability and other similar litigation as well as product obsolescence.
Industrials sector risk
The Fund may be vulnerable to the particular risks that may affect companies in the industrials sector. Companies in the industrials sector are subject to certain risks, including changes in supply and demand for their specific product or service and for industrial sector products in general, including decline in demand for such products due to rapid technological developments and frequent new product introduction. Performance of such companies may be affected by factors including government regulation, world events, economic conditions and risks for environmental damage and product liability claims.
Information technology sector risk
The Fund may be vulnerable to the particular risks that may affect companies in the information technology sector. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
24
Columbia Variable Portfolio – Small Company Growth Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At December 31, 2023, affiliated shareholders of record owned 92.6% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
Columbia Variable Portfolio – Small Company Growth Fund  | Annual Report 2023
25

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Columbia Variable Portfolio – Small Company Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Small Company Growth Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
26
Columbia Variable Portfolio – Small Company Growth Fund  | Annual Report 2023

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

Columbia Variable Portfolio – Small Company Growth Fund  | Annual Report 2023
27

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 31, 2023; Adjunct Professor of
Finance, Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

28
Columbia Variable Portfolio – Small Company Growth Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company since November
2013 (Chair of the Board,
since May 2021) (food
distributor); Director, Aircastle
Limited (Chair of Audit
Committee) (aircraft leasing),
since August 2006; former
Director, Nash Finch Company
(food distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
Columbia Variable Portfolio – Small Company Growth Fund  | Annual Report 2023
29

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
30
Columbia Variable Portfolio – Small Company Growth Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds
Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds
Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig,
Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

Columbia Variable Portfolio – Small Company Growth Fund  | Annual Report 2023
31

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

32
Columbia Variable Portfolio – Small Company Growth Fund  | Annual Report 2023

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Columbia Variable Portfolio – Small Company Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2024 Columbia Management Investment Advisers, LLC.
ANN7025_12_C01_(02/24)

Annual Report
December 31, 2023
Columbia Variable Portfolio – Strategic Income Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require that funds transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in a fund. Much of the information, including a fund’s financial statements, that is currently disclosed in a fund’s shareholder reports will instead be made available on the fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires a fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their fund documents electronically.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Strategic Income Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Strategic Income Fund | Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return, consisting of current income and capital appreciation.

Portfolio management
Gene Tannuzzo, CFA
Lead Portfolio Manager
Managed Fund since 2010
Jason Callan
Portfolio Manager
Managed Fund since 2017
Alex Christensen, CFA
Portfolio Manager
Managed Fund since 2021

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years
Class 1	07/05/94	9.67	3.19	3.27
Class 2	06/01/00	9.20	2.91	2.99
Bloomberg U.S. Aggregate Bond Index		5.53	1.10	1.81
ICE BofA US Cash Pay High Yield Constrained Index		13.41	5.20	4.50
FTSE Non-U.S. World Government Bond (All Maturities) Index - Unhedged		5.83	-2.77	-1.26
JPMorgan Emerging Markets Bond Index - Global		10.45	1.94	3.06
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Fund’s performance prior to August 29, 2014 reflects returns achieved pursuant to different principal investment strategies. If the Fund’s current strategies had been in place for the prior periods, results shown may have been different.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The ICE BofA US Cash Pay High Yield Constrained Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period that is publicly issued in the U.S. domestic market. Effective July 1, 2022 the ICE BofA US Cash Pay High Yield Constrained Index now includes transaction costs.
The FTSE Non-U.S. World Government Bond (All Maturities) Index — Unhedged is calculated on a market-weighted basis and includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million, while excluding floating or variable rate bonds, securities aimed principally at non-institutional investors and private placement-type securities.
The JPMorgan Emerging Markets Bond Index — Global is based on U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, such as Brady bonds, Eurobonds and loans, and reflects reinvestment of all distributions and changes in market prices.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing or, for ICE BofA US Cash Pay High Yield Constrained Index for periods prior to July 2022, transaction costs. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Strategic Income Fund  | Annual Report 2023

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2013 — December 31, 2023)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Strategic Income Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Portfolio breakdown (%) (at December 31, 2023)
Asset-Backed Securities — Non-Agency	5.1
Call Option Contracts Purchased	0.1
Commercial Mortgage-Backed Securities - Non-Agency	1.5
Common Stocks	0.0 (a)
Convertible Bonds	0.1
Corporate Bonds & Notes	34.3
Foreign Government Obligations	6.1
Inflation-Indexed Bonds	0.2
Money Market Funds	6.0
Residential Mortgage-Backed Securities - Agency	27.9
Residential Mortgage-Backed Securities - Non-Agency	9.7
Senior Loans	6.6
U.S. Treasury Obligations	2.4
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments including option contracts purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Quality breakdown (%) (at December 31, 2023)
AA rating	35.3
A rating	9.6
BBB rating	17.4
BB rating	15.2
B rating	15.6
CCC rating	2.6
Not rated	4.3
Total	100.0
Percentages indicated are based upon total fixed income investments.
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. If a security is not rated but has a rating by Kroll and/or DBRS, the same methodology is applied to those bonds that would otherwise be not rated. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Columbia Variable Portfolio – Strategic Income Fund  | Annual Report 2023

Fund at a Glance  (continued)
(Unaudited)

Derivative breakdown (%) (at December 31, 2023)(a)
	Asset	Liability	Net
Forward foreign currency exchange contracts	—	(0.02)	(0.02)
Long futures contracts	0.76	—	0.76
Short futures contracts	—	(0.91)	(0.91)
Swap contracts	0.47	(0.18)	0.29
Call option contracts written	—	(0.06)	(0.06)
(a) Forward foreign currency exchange contracts, futures contracts and swap contracts are based upon unrealized appreciation (depreciation) as a percentage of net assets. Options written contracts are based upon the value as a percentage of net assets. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Portfolio of Investments, and Note 2 of the Notes to Financial Statements.
Columbia Variable Portfolio – Strategic Income Fund  | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended December 31, 2023, Class 2 shares of Columbia Variable Portfolio – Strategic Income Fund returned 9.20%. The Fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, returned 5.53% for the same period. During the same time period, the ICE BofA US Cash Pay High Yield Constrained Index returned 13.41%, the FTSE Non-U.S. World Government Bond (All Maturities) Index — Unhedged returned 5.83% and the JPMorgan Emerging Markets Bond Index — Global returned 10.45%.
Market overview
In a sharp reversal from 2022, the benchmark, which measures the broad U.S. investment-grade bond market, produced positive returns in 2023. This was attributable primarily to the first and last months of the calendar year when signs that inflation was cooling, and other encouraging economic data raised hopes that the U.S. Federal Reserve (Fed) may be approaching the end of its series of interest rate hikes. The benchmark struggled amid volatility for much of the annual period.
Following a strong January, investor sentiment reversed course in February as fresh economic data showed that prices did not decelerate as much as consensus expected, and many more jobs had been created to start the new year. Both of these signals were red flags for the Fed, which had downshifted the pace of its hikes earlier in the month. Corporate earnings added noise to the picture, as more companies began missing estimates, and management teams turned increasingly cautious. As the market accepted that the Fed might still have a way to go in its tightening cycle, yields climbed, and credit spreads widened. Interest rate expectations took another turn in mid-March, following clear signs of stress in the banking sector. Yields tumbled across the curve, or spectrum of maturities, when regulators shut down two regional U.S. banks. The Fed looked through this financial sector instability and hiked interest rates for a ninth consecutive time. In the second quarter of 2023, the benchmark fell modestly. While April was a positive month for fixed-income markets, led by a recovery from the indiscriminate selloff in the prior month, May saw a tenth interest rate hike by the Fed and the potential of a U.S. federal debt crisis. There was then a pause by the Fed in June, but one accompanied by expectations of further interest rate hikes later in the year. As a result, U.S. Treasury yields moved higher.
The U.S. fixed-income market delivered negative returns in the third quarter, reflecting the ongoing upward move in U.S. Treasury yields, though performance for more credit-oriented and less interest rate-sensitive sectors performed better. As expected, the Fed raised its targeted federal fund rate in July. Inflation receded in August, and, in turn, the Fed left interest rates unchanged at 5.25%-5.50% in September, although signaling the possibility of another rate hike before year end. Of greater interest to investors perhaps was the U.S. government’s second-ever credit downgrade in August, with independent ratings agency Fitch noting the high U.S. debt to GDP ratio and the likelihood of it increasing. The U.S. Treasury’s ensuing announcement of its higher than expected borrowing intentions over the coming months ignited a dramatic selloff in longer dated U.S. Treasuries. A U.S. government shutdown was also only narrowly avoided at the end of September. Bonds remained pressured in October, with pain to investors driven by a robust jobs report, sticky inflation data and looming concerns around the U.S. Treasury supply.
The benchmark rebounded dramatically in November, its best monthly showing since 1985. On November 1, 2023, the U.S. Treasury Department announced it would slow the pace of its longer dated bond issues. Later that same day, the Fed left its rates unchanged. While the pause was widely anticipated, the market appreciated the lack of any surprise hawkishness. Both the 10-year and 30-year U.S. Treasury yields, which had briefly touched 16-year highs in October, began plummeting following both announcements. Slower hiring, easing inflation data and other indicators the economy might be cooling supported falling yields through the month. The bond market rally was then given a boost in December when the Fed voted unanimously to hold rates steady with forecasts indicating three rate cuts in 2024. Increasing hopes for a soft landing, in which inflation cools without a recession, were further supported by data later in the month. U.S. Treasury yields moved lower.
For the annual period as a whole, the bellwether 10-year U.S. Treasury yield ended the calendar year where it began — at 3.88%. The two-year to 10-year portion of the U.S. Treasury yield curve remained inverted, but far more modestly so by the end of 2023. (An inverted yield curve means longer-term U.S. Treasury yields were lower than those of shorter-term U.S. Treasury yields, historically a foreshadow of a recession.) While virtually all segments of the U.S. fixed-income market posted positive returns for the annual period, U.S. Treasuries and securitized bonds as a whole, including mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities, were among the weakest performing

Columbia Variable Portfolio – Strategic Income Fund  | Annual Report 2023

Manager Discussion of Fund Performance (continued)
(Unaudited)
sectors. Treasury inflation-protected securities also were weak, as inflation levels, while persistently high, did fall significantly from one year prior. Conversely, high-yield corporate bonds, leveraged loans and sovereign emerging markets debt were among the strongest performing fixed-income sectors during the annual period. U.S. investment-grade corporate bonds and municipal bonds more moderately outperformed both the benchmark and U.S. Treasuries during the annual period.
The Fund experienced a higher rate of portfolio turnover than during the previous fiscal year. The increase is attributable to a larger investment in “to be announced” (TBA) instruments on mortgage-backed securities. By their nature, these transactions may increase the turnover of the Fund.
The Fund’s notable contributors during the period
•
The Fund’s duration positioning overall contributed positively to relative performance. The Fund held a shorter duration than the benchmark throughout the annual period, which helped to drive income and cushioned the price volatility from rising U.S. Treasury yields as interest rates rose. Duration is a measure of a fund’s sensitivity to changes in interest rates.
•
Positioning in credit sectors contributed strongly to the Fund’s absolute and relative results, as credit rebounded during the annual period after a dismal 2022.
○
Primary contributors included high-yield corporate bonds, which generally represented one of the Fund’s larger exposures during the annual period.
○
Security selection among investment-grade corporate bonds also boosted the Fund’s performance, especially within the banking industry leading into and coming out of the spring 2023 regional banking crisis.
•
Among structured securities, positioning in non-agency mortgage-backed securities, another significant exposure for the Fund during the annual period, added most to relative results.
The Fund’s notable detractors during the period
•
Having overweight allocations to agency mortgage-backed securities and commercial mortgage-backed securities detracted from the Fund’s relative results, as these securitized sectors lagged the benchmark during the annual period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Mortgage- and asset-backed securities are affected by interest rates, financial health of issuers/originators, creditworthiness of entities providing credit enhancements and the value of underlying assets. Fixed-income securities present issuer default risk. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Floating rate loans typically present greater risk than other fixed-income investments as they are generally subject to legal or contractual resale restrictions, may trade less frequently and experience value impairments during liquidation. Prepayment and extension risk exists as a loan, bond or other investment may be called, prepaid or redeemed before maturity and that similar yielding investments may not be available for purchase. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Risks are enhanced for emerging market and sovereign debt issuers. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia Variable Portfolio – Strategic Income Fund  | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,057.50	1,021.49	3.54	3.48	0.69
Class 2	1,000.00	1,000.00	1,055.40	1,020.29	4.77	4.68	0.93
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Columbia Variable Portfolio – Strategic Income Fund  | Annual Report 2023

Portfolio of Investments
December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Asset-Backed Securities — Non-Agency 5.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Affirm Asset Securitization Trust(a)
Series 2023-B Class A
09/15/2028	6.820%	750,000	762,404
ARES XLIV CLO Ltd.(a),(b)
Series 2017-44A Class DR
3-month Term SOFR + 7.132% Floor 6.870% 04/15/2034	12.526%	500,000	468,912
Bain Capital Credit CLO Ltd.(a),(b)
Series 2021-6A Class E
3-month Term SOFR + 6.762% Floor 6.500% 10/21/2034	12.174%	250,000	242,928
Series 2021-7A Class E
3-month Term SOFR + 7.012% Floor 6.750% 01/22/2035	12.424%	250,000	244,266
Ballyrock CLO Ltd.(a),(b)
Series 2021-18A Class D
3-month Term SOFR + 6.762% Floor 6.500% 01/15/2035	12.156%	250,000	234,322
Barings CLO Ltd.(a),(b)
Series 2021-2A Class E
3-month Term SOFR + 6.512% Floor 6.250% 07/15/2034	11.906%	250,000	240,346
Exeter Automobile Receivables Trust
Subordinated Series 2023-3A Class B
09/15/2027	6.110%	500,000	501,149
LendingPoint Asset Securitization Trust(a)
Subordinated Series 2022-A Class C
06/15/2029	2.820%	211,125	208,365
Madison Park Funding LXII Ltd.(a),(b)
Series 2022-62A Class AR
3-month Term SOFR + 1.850% Floor 1.850% 07/17/2036	7.253%	750,000	750,961
Madison Park Funding XXII Ltd.(a),(b)
Series 2016-22A Class DR
3-month Term SOFR + 3.762% Floor 3.500% 01/15/2033	9.156%	400,000	399,968
Netcredit Combined Receivables LLC(a),(c)
Series 2023-A Class A
12/20/2027	7.780%	278,323	277,627
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Octagon 55 Ltd.(a),(b)
Series 2021-1A Class E
3-month Term SOFR + 6.762% Floor 6.500% 07/20/2034	12.177%	300,000	286,625
Octagon Investment Partners 48 Ltd.(a),(b)
Series 2020-3A Class ER
3-month Term SOFR + 6.962% Floor 6.700% 10/20/2034	12.377%	250,000	232,540
Pagaya AI Debt Selection Trust(a)
Subordinated Series 2021-3 Class B
05/15/2029	1.740%	362,625	358,861
Pagaya AI Debt Trust(a)
Series 2022-2 Class A
01/15/2030	4.970%	75,982	75,486
Series 2023-6 Class A
06/16/2031	7.128%	808,443	810,157
Subordinated Series 2022-1 Class B
10/15/2029	3.344%	399,947	384,230
Subordinated Series 2022-3 Class B
03/15/2030	8.050%	349,966	352,545
Subordinated Series 2023-6 Class B
06/16/2031	7.464%	300,000	302,127
Subordinated Series 2023-6 Class C
06/16/2031	8.491%	400,000	403,728
Pagaya AI Debt Trust(a),(d)
Subordinated Series 2023-5 Class AB
04/15/2031	7.277%	513,967	515,701
Research-Driven Pagaya Motor Asset Trust(a)
Series 2023-4A Class A
03/25/2032	7.540%	600,000	602,127
Theorem Funding Trust(a)
Series 2022-3A Class A
04/15/2029	7.600%	236,484	238,134
Upstart Structured Pass-Through Trust(a)
Series 2022-1A Class A
04/15/2030	3.400%	374,043	367,488
Total Asset-Backed Securities — Non-Agency (Cost $9,297,569)			9,260,997

Commercial Mortgage-Backed Securities - Non-Agency 1.8%

Braemar Hotels & Resorts Trust(a),(b)
Series 2018-PRME Class E
1-month Term SOFR + 2.447% Floor 2.400% 06/15/2035	7.877%	300,000	286,693
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated Series 2018-PRME Class D
1-month Term SOFR + 1.847% Floor 1.925% 06/15/2035	7.277%	300,000	292,848
CLNY Trust(a),(b)
Subordinated Series 2019-IKPR Class E
1-month Term SOFR + 2.835% Floor 2.721% 11/15/2038	8.195%	300,000	267,537
Subordinated Series 2019-IKPR Class F
1-month Term SOFR + 3.531% Floor 3.417% 11/15/2038	8.891%	150,000	132,746
COMM Mortgage Trust(a),(d)
Subordinated Series 2020-CBM Class F
02/10/2037	3.633%	150,000	137,402
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated Series 2014-USA Class E
09/15/2037	4.373%	500,000	234,971
Subordinated Series 2014-USA Class F
09/15/2037	4.373%	400,000	155,135
Extended Stay America Trust(a),(b)
Series 2021-ESH Class D
1-month Term SOFR + 2.364% Floor 2.250% 07/15/2038	7.726%	186,688	183,420
Morgan Stanley Capital I Trust(a),(d)
Series 2019-MEAD Class E
11/10/2036	3.177%	600,000	481,856
Progress Residential Trust(a)
Subordinated Series 2020-SFR2 Class F
06/17/2037	6.152%	500,000	493,073
SFO Commercial Mortgage Trust(a),(b)
Series 2021-555 Class A
1-month Term SOFR + 1.264% Floor 1.150% 05/15/2038	6.626%	150,000	140,341
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $3,328,526)			2,806,022

Common Stocks 0.0%
Issuer	Shares	Value ($)
Financials —%
Financial Services —%
Fairlane Management Corp.(c),(e),(f)	2,000	—
Total Financials		—
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 0.0%
Software 0.0%
Avaya Holdings Corp.(c),(f)	702	4,914
Avaya Holdings Corp.(c),(f)	3,344	23,408
Total		28,322
Total Information Technology		28,322
Materials —%
Containers & Packaging —%
Flint Group Packaging(c),(e),(f)	95,393	0
Total Materials		0
Total Common Stocks (Cost $63,213)		28,322

Convertible Bonds 0.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.1%
DISH Network Corp.
Subordinated
08/15/2026	3.375%	303,000	160,590
Total Convertible Bonds (Cost $242,972)			160,590

Corporate Bonds & Notes(g) 39.4%

Aerospace & Defense 1.2%
BAE Systems PLC(a)
02/15/2031	1.900%	460,000	378,307
Boeing Co. (The)
08/01/2059	3.950%	427,000	327,858
Bombardier, Inc.(a)
04/15/2027	7.875%	37,000	37,013
Howmet Aerospace, Inc.
01/15/2029	3.000%	107,000	97,748
L3Harris Technologies, Inc.
07/31/2033	5.400%	106,000	110,283
Raytheon Technologies Corp.
03/15/2032	2.375%	515,000	428,811
Spirit AeroSystems, Inc.(a)
11/30/2029	9.375%	36,000	39,417
11/15/2030	9.750%	59,000	63,441
TransDigm, Inc.(a)
03/15/2026	6.250%	332,000	331,606
08/15/2028	6.750%	103,000	105,701
Total			1,920,185
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Airlines 0.5%
Air Canada(a)
08/15/2026	3.875%	90,000	86,136
American Airlines, Inc.(a)
05/15/2029	8.500%	30,000	31,733
American Airlines, Inc./AAdvantage Loyalty IP Ltd.(a)
04/20/2026	5.500%	135,010	133,917
04/20/2029	5.750%	196,729	191,893
Hawaiian Brand Intellectual Property Ltd./Miles Loyalty Ltd.(a)
01/20/2026	5.750%	136,696	129,056
United Airlines, Inc.(a)
04/15/2026	4.375%	124,000	120,940
04/15/2029	4.625%	89,000	82,940
Total			776,615
Automotive 0.5%
American Axle & Manufacturing, Inc.
04/01/2027	6.500%	34,000	34,122
Clarios Global LP/US Finance Co.(a)
05/15/2028	6.750%	94,000	96,777
Ford Motor Credit Co. LLC
09/08/2024	3.664%	47,000	46,195
06/16/2025	5.125%	112,000	110,651
11/13/2025	3.375%	40,000	38,264
05/28/2027	4.950%	235,000	229,436
08/17/2027	4.125%	74,000	70,152
Goodyear Tire & Rubber Co. (The)
07/15/2029	5.000%	49,000	46,250
IHO Verwaltungs GmbH(a),(h)
09/15/2026	4.750%	15,000	14,361
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	21,000	20,618
Panther BF Aggregator 2 LP/Finance Co., Inc.(a)
05/15/2026	6.250%	17,000	17,008
05/15/2027	8.500%	88,000	88,615
ZF North America Capital, Inc.(a)
04/14/2030	7.125%	51,000	54,179
Total			866,628
Banking 7.6%
Ally Financial, Inc.
05/21/2024	3.875%	22,000	21,791
Subordinated
11/20/2025	5.750%	108,000	107,742
Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bank of America Corp.(i)
10/22/2030	2.884%	1,010,000	896,876
07/23/2031	1.898%	1,000,000	816,790
10/20/2032	2.572%	791,000	656,196
02/04/2033	2.972%	440,000	373,896
Subordinated
09/21/2036	2.482%	57,000	45,226
Citigroup, Inc.(i)
01/25/2033	3.057%	521,000	444,642
Goldman Sachs Group, Inc. (The)(i)
07/21/2032	2.383%	1,183,000	972,697
10/21/2032	2.650%	3,000	2,500
HSBC Holdings PLC(i)
05/24/2032	2.804%	540,000	450,681
11/22/2032	2.871%	754,000	627,494
JPMorgan Chase & Co.(i)
04/22/2032	2.580%	902,000	763,390
11/08/2032	2.545%	1,226,000	1,024,160
Morgan Stanley(i)
07/21/2032	2.239%	392,000	320,312
10/20/2032	2.511%	1,073,000	889,922
07/21/2034	5.424%	121,000	122,692
Subordinated
09/16/2036	2.484%	70,000	55,564
PNC Financial Services Group, Inc. (The)(i)
06/12/2029	5.582%	371,000	378,433
10/20/2034	6.875%	495,000	549,706
US Bancorp(i)
06/12/2034	5.836%	123,000	126,950
Wells Fargo & Co.(i)
07/25/2029	5.574%	36,000	36,753
10/23/2029	6.303%	176,000	185,663
10/30/2030	2.879%	485,000	430,954
07/25/2034	5.557%	1,549,000	1,578,517
10/23/2034	6.491%	183,000	199,303
Total			12,078,850
Brokerage/Asset Managers/Exchanges 0.4%
AG Issuer LLC(a)
03/01/2028	6.250%	2,000	1,988
AG TTMT Escrow Issuer LLC(a)
09/30/2027	8.625%	80,000	84,198
Aretec Escrow Issuer 2, Inc.(a)
08/15/2030	10.000%	85,000	90,335
Aretec Escrow Issuer, Inc.(a)
04/01/2029	7.500%	38,000	34,200
Hightower Holding LLC(a)
04/15/2029	6.750%	96,000	87,131
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
NFP Corp.(a)
08/15/2028	4.875%	131,000	130,214
08/15/2028	6.875%	171,000	173,936
10/01/2030	7.500%	6,000	6,407
10/01/2031	8.500%	47,000	50,807
Total			659,216
Building Materials 0.6%
American Builders & Contractors Supply Co., Inc.(a)
01/15/2028	4.000%	182,000	172,686
Beacon Roofing Supply, Inc.(a)
11/15/2026	4.500%	45,000	43,682
05/15/2029	4.125%	26,000	23,694
08/01/2030	6.500%	51,000	52,294
James Hardie International Finance DAC(a)
01/15/2028	5.000%	87,000	84,558
SRS Distribution, Inc.(a)
07/01/2028	4.625%	75,000	71,437
07/01/2029	6.125%	85,000	80,637
12/01/2029	6.000%	77,000	72,495
Standard Industries, Inc.(a)
01/15/2028	4.750%	145,000	139,643
Summit Materials LLC /Finance Corp.(a)
01/15/2031	7.250%	70,000	73,811
Summit Materials LLC/Finance Corp.(a)
01/15/2029	5.250%	12,000	11,639
White Cap Buyer LLC(a)
10/15/2028	6.875%	97,000	94,105
Total			920,681
Cable and Satellite 1.7%
CCO Holdings LLC/Capital Corp.(a)
05/01/2027	5.125%	158,000	152,877
02/01/2028	5.000%	48,000	45,949
06/01/2029	5.375%	60,000	56,775
03/01/2030	4.750%	58,000	53,055
08/15/2030	4.500%	181,000	163,472
02/01/2031	4.250%	131,000	114,448
02/01/2032	4.750%	55,000	48,496
CCO Holdings LLC/Capital Corp.
05/01/2032	4.500%	206,000	176,612
Charter Communications Operating LLC/Capital
05/01/2047	5.375%	140,000	119,423
06/30/2062	3.950%	248,000	157,621
CSC Holdings LLC(a)
12/01/2030	4.125%	146,000	110,986
12/01/2030	4.625%	122,000	73,156
02/15/2031	3.375%	197,000	144,777
11/15/2031	5.000%	64,000	38,466
Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
DISH DBS Corp.
11/15/2024	5.875%	79,000	74,431
06/01/2029	5.125%	145,000	74,745
DISH Network Corp.(a)
11/15/2027	11.750%	109,000	113,705
Sirius XM Radio, Inc.(a)
09/01/2026	3.125%	84,000	79,400
07/15/2028	4.000%	110,000	101,979
07/01/2030	4.125%	78,000	69,831
Videotron Ltd.(a)
06/15/2029	3.625%	388,000	354,600
Virgin Media Finance PLC(a)
07/15/2030	5.000%	81,000	71,479
Virgin Media Secured Finance PLC(a)
05/15/2029	5.500%	36,000	34,717
VZ Secured Financing BV(a)
01/15/2032	5.000%	101,000	86,552
Ziggo Bond Co. BV(a)
02/28/2030	5.125%	118,000	98,709
Ziggo BV(a)
01/15/2030	4.875%	102,000	90,765
Total			2,707,026
Chemicals 1.2%
Avient Corp.(a)
08/01/2030	7.125%	47,000	48,738
Axalta Coating Systems LLC(a)
02/15/2029	3.375%	110,000	98,933
Axalta Coating Systems LLC/Dutch Holding B BV(a)
06/15/2027	4.750%	53,000	51,460
Braskem Netherlands Finance BV(a)
01/31/2030	4.500%	324,000	248,501
Cheever Escrow Issuer LLC(a)
10/01/2027	7.125%	42,000	41,978
Element Solutions, Inc.(a)
09/01/2028	3.875%	116,000	106,992
HB Fuller Co.
10/15/2028	4.250%	86,000	80,841
Herens Holdco Sarl(a)
05/15/2028	4.750%	103,000	84,215
Illuminate Buyer LLC/Holdings IV, Inc.(a)
07/01/2028	9.000%	65,000	62,685
INEOS Quattro Finance 2 Plc(a)
01/15/2026	3.375%	55,000	52,119
INEOS Quattro Finance 2 PLC(a)
03/15/2029	9.625%	84,000	89,436
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ingevity Corp.(a)
11/01/2028	3.875%	76,000	68,290
Innophos Holdings, Inc.(a)
02/15/2028	9.375%	63,000	57,298
Iris Holdings, Inc.(a),(h)
02/15/2026	8.750%	54,000	45,924
Olympus Water US Holding Corp.(a)
10/01/2028	4.250%	125,000	113,012
11/15/2028	9.750%	147,000	156,722
10/01/2029	6.250%	66,000	58,895
SPCM SA(a)
03/15/2027	3.125%	4,000	3,643
Tronox, Inc.(a)
03/15/2029	4.625%	42,000	37,182
WR Grace Holdings LLC(a)
06/15/2027	4.875%	178,000	171,491
08/15/2029	5.625%	144,000	127,184
03/01/2031	7.375%	46,000	46,027
Total			1,851,566
Construction Machinery 0.3%
H&E Equipment Services, Inc.(a)
12/15/2028	3.875%	192,000	174,372
Herc Holdings, Inc.(a)
07/15/2027	5.500%	50,000	49,414
Ritchie Bros Holdings, Inc.(a)
03/15/2028	6.750%	149,000	153,624
03/15/2031	7.750%	18,000	19,197
United Rentals North America, Inc.
01/15/2032	3.750%	19,000	16,875
Total			413,482
Consumer Cyclical Services 0.4%
APX Group, Inc.(a)
07/15/2029	5.750%	14,000	13,070
Arches Buyer, Inc.(a)
06/01/2028	4.250%	116,000	105,077
12/01/2028	6.125%	100,000	87,179
ASGN, Inc.(a)
05/15/2028	4.625%	77,000	73,214
Match Group, Inc.(a)
12/15/2027	5.000%	18,000	17,573
06/01/2028	4.625%	180,000	172,614
Uber Technologies, Inc.(a)
09/15/2027	7.500%	17,000	17,601
01/15/2028	6.250%	97,000	97,604
08/15/2029	4.500%	109,000	103,972
Total			687,904
Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Products 0.3%
Acushnet Co.(a)
10/15/2028	7.375%	47,000	49,094
CD&R Smokey Buyer, Inc.(a)
07/15/2025	6.750%	154,000	152,766
Newell Brands, Inc.
09/15/2027	6.375%	23,000	22,946
Newell, Inc.
04/01/2026	5.200%	26,000	25,601
Scotts Miracle-Gro Co. (The)
04/01/2031	4.000%	55,000	47,341
02/01/2032	4.375%	37,000	31,618
Spectrum Brands, Inc.(a)
10/01/2029	5.000%	48,000	45,942
07/15/2030	5.500%	21,000	20,465
03/15/2031	3.875%	37,000	33,601
Total			429,374
Diversified Manufacturing 1.3%
Carrier Global Corp.
02/15/2030	2.722%	1,330,000	1,190,745
Chart Industries, Inc.(a)
01/01/2030	7.500%	37,000	38,727
Emerald Debt Merger Sub LLC(a)
12/15/2030	6.625%	106,000	108,866
Gates Global LLC/Co.(a)
01/15/2026	6.250%	81,000	81,104
Madison IAQ LLC(a)
06/30/2028	4.125%	73,000	66,586
06/30/2029	5.875%	83,000	73,222
Resideo Funding, Inc.(a)
09/01/2029	4.000%	101,000	88,396
Vertical Holdco GmbH(a)
07/15/2028	7.625%	64,000	63,199
Vertical US Newco, Inc.(a)
07/15/2027	5.250%	88,000	86,315
WESCO Distribution, Inc.(a)
06/15/2025	7.125%	96,000	96,692
06/15/2028	7.250%	97,000	99,677
Total			1,993,529
Electric 2.2%
AEP Texas, Inc.
01/15/2050	3.450%	435,000	315,185
Calpine Corp.(a)
02/15/2028	4.500%	44,000	41,863
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Clearway Energy Operating LLC(a)
03/15/2028	4.750%	83,000	79,929
02/15/2031	3.750%	261,000	230,107
01/15/2032	3.750%	96,000	83,403
Duke Energy Corp.
06/15/2031	2.550%	510,000	435,220
08/15/2052	5.000%	144,000	134,656
Edison International
11/15/2028	5.250%	244,000	245,666
Emera US Finance LP
06/15/2046	4.750%	365,000	300,747
Exelon Corp.
03/15/2053	5.600%	110,000	111,924
FirstEnergy Corp.
03/01/2050	3.400%	80,000	56,744
Leeward Renewable Energy Operations LLC(a)
07/01/2029	4.250%	41,000	35,642
NextEra Energy Operating Partners LP(a)
07/15/2024	4.250%	24,000	23,779
09/15/2027	4.500%	246,000	236,838
01/15/2029	7.250%	64,000	67,055
NRG Energy, Inc.
01/15/2028	5.750%	28,000	27,895
NRG Energy, Inc.(a)
06/15/2029	5.250%	64,000	62,202
02/15/2032	3.875%	16,000	13,701
Pacific Gas and Electric Co.
07/01/2050	4.950%	550,000	471,662
Pattern Energy Operations LP/Inc.(a)
08/15/2028	4.500%	28,000	26,438
PG&E Corp.
07/01/2028	5.000%	31,000	30,149
TerraForm Power Operating LLC(a)
01/31/2028	5.000%	69,000	67,447
01/15/2030	4.750%	107,000	100,122
Vistra Operations Co. LLC(a)
09/01/2026	5.500%	88,000	87,427
02/15/2027	5.625%	75,000	74,159
07/31/2027	5.000%	24,000	23,370
10/15/2031	7.750%	116,000	120,504
Total			3,503,834
Environmental 0.2%
Clean Harbors, Inc.(a)
02/01/2031	6.375%	9,000	9,149
Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
GFL Environmental, Inc.(a)
06/01/2025	4.250%	68,000	66,970
08/01/2025	3.750%	19,000	18,543
08/01/2028	4.000%	56,000	51,674
01/15/2031	6.750%	96,000	98,908
Waste Pro USA, Inc.(a)
02/15/2026	5.500%	107,000	103,171
Total			348,415
Finance Companies 0.8%
GGAM Finance Ltd.(a)
02/15/2027	8.000%	84,000	86,208
Navient Corp.
06/25/2025	6.750%	58,000	58,726
03/15/2027	5.000%	41,000	39,594
03/15/2031	11.500%	64,000	70,484
OneMain Finance Corp.
01/15/2029	9.000%	85,000	89,898
03/15/2030	7.875%	76,000	78,374
09/15/2030	4.000%	50,000	42,784
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	57,000	52,095
Quicken Loans LLC/Co-Issuer, Inc.(a)
03/01/2029	3.625%	111,000	100,745
03/01/2031	3.875%	82,000	72,323
Rocket Mortgage LLC/Co-Issuer, Inc.(a)
10/15/2033	4.000%	486,000	415,303
Springleaf Finance Corp.
03/15/2026	7.125%	92,000	93,751
11/15/2029	5.375%	6,000	5,618
United Wholesale Mortgage LLC(a)
04/15/2029	5.500%	5,000	4,732
Total			1,210,635
Food and Beverage 1.4%
Bacardi Ltd.(a)
05/15/2048	5.300%	520,000	497,501
Constellation Brands, Inc.
05/01/2033	4.900%	801,000	806,003
Darling Ingredients, Inc.(a)
04/15/2027	5.250%	70,000	68,934
Lamb Weston Holdings, Inc.(a)
05/15/2028	4.875%	36,000	35,204
01/31/2030	4.125%	45,000	41,514
Post Holdings, Inc.(a)
03/01/2027	5.750%	62,000	61,840
01/15/2028	5.625%	96,000	95,016
04/15/2030	4.625%	28,000	25,859
09/15/2031	4.500%	53,000	47,635
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Primo Water Holdings, Inc.(a)
04/30/2029	4.375%	114,000	105,239
Simmons Foods, Inc./Prepared Foods, Inc./Pet Food, Inc./Feed(a)
03/01/2029	4.625%	141,000	122,261
Triton Water Holdings, Inc.(a)
04/01/2029	6.250%	99,000	86,871
US Foods, Inc.(a)
09/15/2028	6.875%	47,000	48,476
02/15/2029	4.750%	83,000	78,956
06/01/2030	4.625%	94,000	87,611
01/15/2032	7.250%	44,000	45,967
Total			2,254,887
Gaming 0.9%
Boyd Gaming Corp.(a)
06/15/2031	4.750%	123,000	112,891
Caesars Entertainment, Inc.(a)
10/15/2029	4.625%	147,000	132,893
02/15/2030	7.000%	109,000	112,061
Churchill Downs, Inc.(a)
01/15/2028	4.750%	92,000	87,429
05/01/2031	6.750%	33,000	33,522
Colt Merger Sub, Inc.(a)
07/01/2025	5.750%	109,000	108,920
07/01/2025	6.250%	60,000	59,976
07/01/2027	8.125%	89,000	91,215
Light & Wonder International, Inc.(a)
09/01/2031	7.500%	19,000	19,847
MGM Resorts International
09/01/2026	4.625%	66,000	64,381
Midwest Gaming Borrower LLC(a)
05/01/2029	4.875%	133,000	123,825
Penn National Gaming, Inc.(a)
01/15/2027	5.625%	18,000	17,492
07/01/2029	4.125%	111,000	95,230
Scientific Games Holdings LP/US FinCo, Inc.(a)
03/01/2030	6.625%	121,000	113,091
Scientific Games International, Inc.(a)
05/15/2028	7.000%	45,000	45,476
11/15/2029	7.250%	61,000	62,547
Studio City Finance Ltd.(a)
01/15/2029	5.000%	200,000	167,718
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	20,000	19,898
Total			1,468,412
Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Health Care 1.9%
Acadia Healthcare Co., Inc.(a)
07/01/2028	5.500%		38,000	37,468
04/15/2029	5.000%		74,000	71,320
AdaptHealth LLC(a)
03/01/2030	5.125%		66,000	51,982
Avantor Funding, Inc.(a)
07/15/2028	4.625%		29,000	27,914
11/01/2029	3.875%		113,000	102,812
Bausch & Lomb Escrow Corp.(a)
10/01/2028	8.375%		74,000	78,106
Becton Dickinson Euro Finance SARL
08/13/2041	1.336%	EUR	227,000	172,425
Catalent Pharma Solutions, Inc.(a)
02/15/2029	3.125%		10,000	8,754
04/01/2030	3.500%		67,000	58,521
Charles River Laboratories International, Inc.(a)
05/01/2028	4.250%		17,000	16,229
03/15/2029	3.750%		21,000	19,336
03/15/2031	4.000%		19,000	17,236
CHS/Community Health Systems, Inc.(a)
04/15/2029	6.875%		44,000	28,721
05/15/2030	5.250%		155,000	129,522
02/15/2031	4.750%		39,000	30,722
01/15/2032	10.875%		43,000	45,155
HCA, Inc.
09/01/2030	3.500%		951,000	862,610
IQVIA, Inc.(a)
10/15/2026	5.000%		16,000	15,853
05/15/2027	5.000%		61,000	60,038
05/15/2030	6.500%		60,000	61,741
Mozart Debt Merger Sub, Inc.(a)
04/01/2029	3.875%		90,000	81,405
10/01/2029	5.250%		252,000	237,982
Select Medical Corp.(a)
08/15/2026	6.250%		168,000	169,003
Star Parent, Inc.(a)
10/01/2030	9.000%		132,000	139,294
Surgery Center Holdings, Inc.(a)
04/15/2027	10.000%		38,000	38,579
Tenet Healthcare Corp.
02/01/2027	6.250%		110,000	110,335
11/01/2027	5.125%		98,000	95,870
06/15/2028	4.625%		75,000	71,484
10/01/2028	6.125%		74,000	73,658
01/15/2030	4.375%		174,000	161,521
Total				3,075,596
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Healthcare Insurance 0.6%
Aetna, Inc.
11/15/2042	4.125%	54,000	44,909
08/15/2047	3.875%	51,000	39,953
Centene Corp.
10/15/2030	3.000%	842,000	732,927
08/01/2031	2.625%	217,000	180,951
Total			998,740
Home Construction 0.1%
Shea Homes LP/Funding Corp.
02/15/2028	4.750%	110,000	104,247
Taylor Morrison Communities, Inc.(a)
01/15/2028	5.750%	52,000	52,468
Total			156,715
Independent Energy 0.8%
Baytex Energy Corp.(a)
04/30/2030	8.500%	101,000	104,491
Callon Petroleum Co.(a)
08/01/2028	8.000%	42,000	42,980
06/15/2030	7.500%	15,000	15,160
Civitas Resources, Inc.(a)
07/01/2028	8.375%	28,000	29,284
11/01/2030	8.625%	24,000	25,531
07/01/2031	8.750%	30,000	31,873
CNX Resources Corp.(a)
03/14/2027	7.250%	3,000	3,022
01/15/2029	6.000%	88,000	84,572
Colgate Energy Partners III LLC(a)
07/01/2029	5.875%	257,000	250,053
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	67,000	66,863
05/01/2029	5.000%	63,000	61,571
Hilcorp Energy I LP/Finance Co.(a)
11/01/2028	6.250%	39,000	38,925
02/01/2029	5.750%	75,000	72,856
02/01/2031	6.000%	83,000	79,917
11/01/2033	8.375%	52,000	55,305
Matador Resources Co.
09/15/2026	5.875%	81,000	80,352
Matador Resources Co.(a)
04/15/2028	6.875%	35,000	35,639
Permian Resources Operating LLC(a)
01/15/2032	7.000%	115,000	118,608
Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Southwestern Energy Co.
02/01/2029	5.375%	17,000	16,553
02/01/2032	4.750%	132,000	122,487
Total			1,336,042
Leisure 0.7%
Carnival Corp.(a)
03/01/2026	7.625%	64,000	65,097
03/01/2027	5.750%	16,000	15,592
05/01/2029	6.000%	96,000	92,249
08/15/2029	7.000%	58,000	60,493
Carnival Holdings Bermuda Ltd.(a)
05/01/2028	10.375%	74,000	80,845
Cedar Fair LP
07/15/2029	5.250%	84,000	79,147
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op(a)
05/01/2025	5.500%	15,000	14,923
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op
04/15/2027	5.375%	18,000	17,651
10/01/2028	6.500%	29,000	28,972
Cinemark USA, Inc.(a)
03/15/2026	5.875%	90,000	88,421
Live Nation Entertainment, Inc.(a)
03/15/2026	5.625%	109,000	108,017
NCL Corp., Ltd.(a)
03/15/2026	5.875%	55,000	53,748
02/15/2027	5.875%	23,000	22,725
Royal Caribbean Cruises Ltd.(a)
08/31/2026	5.500%	63,000	62,462
07/15/2027	5.375%	8,000	7,878
01/15/2029	9.250%	15,000	16,142
01/15/2030	7.250%	181,000	188,997
Six Flags Entertainment Corp.(a)
05/15/2031	7.250%	47,000	47,116
Viking Cruises Ltd.(a)
09/15/2027	5.875%	55,000	53,600
07/15/2031	9.125%	59,000	63,177
Total			1,167,252
Life Insurance 0.3%
Northwestern Mutual Life Insurance Co. (The)(a)
Subordinated
09/30/2059	3.625%	230,000	171,897
Peachtree Corners Funding Trust(a)
02/15/2025	3.976%	300,000	293,932
Total			465,829
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Media and Entertainment 1.4%
Clear Channel International BV(a)
08/01/2025	6.625%		60,000	60,318
Clear Channel Outdoor Holdings, Inc.(a)
04/15/2028	7.750%		19,000	16,386
09/15/2028	9.000%		66,000	68,877
06/01/2029	7.500%		157,000	130,336
Clear Channel Worldwide Holdings, Inc.(a)
08/15/2027	5.125%		165,000	157,387
iHeartCommunications, Inc.
05/01/2026	6.375%		70,159	59,723
05/01/2027	8.375%		94,000	60,998
iHeartCommunications, Inc.(a)
08/15/2027	5.250%		209,000	165,985
Netflix, Inc.
05/15/2029	4.625%	EUR	110,000	129,831
Outfront Media Capital LLC/Corp.(a)
08/15/2027	5.000%		79,000	76,983
01/15/2029	4.250%		15,000	13,524
03/15/2030	4.625%		78,000	69,936
02/15/2031	7.375%		21,000	22,179
Playtika Holding Corp.(a)
03/15/2029	4.250%		134,000	117,453
Roblox Corp.(a)
05/01/2030	3.875%		122,000	108,785
Univision Communications, Inc.(a)
08/15/2028	8.000%		49,000	50,649
05/01/2029	4.500%		90,000	80,257
06/30/2030	7.375%		35,000	34,991
Warnermedia Holdings, Inc.
03/15/2062	5.391%		843,000	724,980
Total				2,149,578
Metals and Mining 0.5%
Allegheny Technologies, Inc.
12/01/2027	5.875%		31,000	30,623
10/01/2029	4.875%		16,000	15,006
10/01/2031	5.125%		63,000	58,664
Constellium SE(a)
06/15/2028	5.625%		88,000	86,340
04/15/2029	3.750%		291,000	264,811
Hudbay Minerals, Inc.(a)
04/01/2026	4.500%		36,000	35,022
04/01/2029	6.125%		143,000	140,601
Kaiser Aluminum Corp.(a)
06/01/2031	4.500%		33,000	28,453
Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Novelis Corp.(a)
11/15/2026	3.250%	28,000	26,350
01/30/2030	4.750%	120,000	113,059
08/15/2031	3.875%	33,000	29,104
Total			828,033
Midstream 2.5%
CNX Midstream Partners LP(a)
04/15/2030	4.750%	92,000	81,514
DCP Midstream Operating LP
04/01/2044	5.600%	32,000	31,255
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	32,000	31,671
DT Midstream, Inc.(a)
06/15/2029	4.125%	72,000	66,390
06/15/2031	4.375%	82,000	74,051
EQM Midstream Partners LP(a)
07/01/2027	6.500%	22,000	22,455
01/15/2029	4.500%	45,000	42,576
01/15/2031	4.750%	119,000	111,119
EQM Midstream Partners LP
07/15/2048	6.500%	104,000	107,336
Galaxy Pipeline Assets Bidco Ltd.(a)
03/31/2036	2.625%	400,000	330,441
09/30/2040	3.250%	200,000	156,909
Greensaif Pipelines Bidco Sarl(a)
02/23/2038	6.129%	200,000	209,009
Hess Midstream Operations LP(a)
02/15/2026	5.625%	77,000	76,462
Kinder Morgan Energy Partners LP
09/01/2044	5.400%	225,000	211,110
Kinder Morgan, Inc.
02/15/2046	5.050%	83,000	74,283
NuStar Logistics LP
10/01/2025	5.750%	150,000	149,649
06/01/2026	6.000%	109,000	108,694
Plains All American Pipeline LP/Finance Corp.
06/15/2044	4.700%	702,000	587,841
Sunoco LP/Finance Corp.(a)
09/15/2028	7.000%	45,000	46,454
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	98,000	89,878
Venture Global Calcasieu Pass LLC(a)
08/15/2029	3.875%	81,000	72,945
08/15/2031	4.125%	170,000	150,204
11/01/2033	3.875%	341,000	289,333
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Venture Global LNG, Inc.(a)
02/01/2029	9.500%	75,000	79,294
06/01/2031	8.375%	44,000	44,010
02/01/2032	9.875%	75,000	78,103
Western Midstream Operating LP
01/15/2029	6.350%	117,000	122,231
Williams Companies, Inc. (The)
08/15/2028	5.300%	460,000	470,961
Total			3,916,178
Natural Gas 0.2%
NiSource, Inc.
05/01/2030	3.600%	196,000	182,866
05/15/2047	4.375%	132,000	113,942
Total			296,808
Oil Field Services 0.3%
Archrock Partners LP/Finance Corp.(a)
04/01/2028	6.250%	78,000	76,921
Nabors Industries Ltd.(a)
01/15/2026	7.250%	136,000	130,288
Nabors Industries, Inc.(a)
05/15/2027	7.375%	29,000	28,446
01/31/2030	9.125%	35,000	35,288
Transocean Aquila Ltd.(a)
09/30/2028	8.000%	87,000	88,786
Transocean Titan Financing Ltd.(a)
02/01/2028	8.375%	91,000	94,171
USA Compression Partners LP/Finance Corp.
04/01/2026	6.875%	44,000	43,902
Total			497,802
Other REIT 0.3%
Blackstone Mortgage Trust, Inc.(a)
01/15/2027	3.750%	60,000	53,639
Ladder Capital Finance Holdings LLLP/Corp.(a)
10/01/2025	5.250%	42,000	41,487
02/01/2027	4.250%	105,000	98,941
06/15/2029	4.750%	115,000	103,701
Park Intermediate Holdings LLC/PK Domestic Property LLC/Finance Co-Issuer(a)
05/15/2029	4.875%	97,000	90,499
RHP Hotel Properties LP/Finance Corp.(a)
07/15/2028	7.250%	18,000	18,732
02/15/2029	4.500%	15,000	13,994
RLJ Lodging Trust LP(a)
07/01/2026	3.750%	20,000	19,051
Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Service Properties Trust(a)
11/15/2031	8.625%	45,000	47,170
Total			487,214
Packaging 0.3%
Ardagh Metal Packaging Finance USA LLC/PLC(a)
06/15/2027	6.000%	61,000	60,728
09/01/2029	4.000%	191,000	161,873
Ardagh Packaging Finance PLC/Holdings USA, Inc.(a)
08/15/2026	4.125%	49,000	44,808
Ball Corp.
06/15/2029	6.000%	43,000	43,887
Canpack SA/Eastern PA Land Investment Holding LLC(a)
11/01/2025	3.125%	38,000	36,143
Canpack SA/US LLC(a)
11/15/2029	3.875%	84,000	72,044
Trivium Packaging Finance BV(a)
08/15/2026	5.500%	96,000	94,461
08/15/2027	8.500%	39,000	38,292
Total			552,236
Pharmaceuticals 0.9%
1375209 BC Ltd.(a)
01/30/2028	9.000%	11,000	10,704
Amgen, Inc.
03/02/2063	5.750%	291,000	306,071
Bausch Health Companies, Inc.(a)
02/01/2027	6.125%	41,000	27,668
06/01/2028	4.875%	73,000	44,028
09/30/2028	11.000%	19,000	13,841
10/15/2030	14.000%	3,000	1,674
Grifols Escrow Issuer SA(a)
10/15/2028	4.750%	68,000	61,828
Jazz Securities DAC(a)
01/15/2029	4.375%	73,000	67,994
Organon Finance 1 LLC(a)
04/30/2028	4.125%	37,000	34,055
04/30/2031	5.125%	166,000	141,505
Pfizer Investment Enterprises Pte., Ltd.
05/19/2033	4.750%	723,000	724,308
Total			1,433,676
Property & Casualty 0.7%
Alliant Holdings Intermediate LLC/Co-Issuer(a)
10/15/2027	4.250%	129,000	123,874
10/15/2027	6.750%	79,000	78,730
04/15/2028	6.750%	124,000	126,953
11/01/2029	5.875%	17,000	16,140
01/15/2031	7.000%	29,000	30,584
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
AssuredPartners, Inc.(a)
08/15/2025	7.000%	105,000	105,269
01/15/2029	5.625%	49,000	45,697
BroadStreet Partners, Inc.(a)
04/15/2029	5.875%	114,000	106,870
GTCR AP Finance, Inc.(a)
05/15/2027	8.000%	16,000	16,176
HUB International Ltd.(a)
05/01/2026	7.000%	193,000	193,281
HUB International, Ltd.(a)
06/15/2030	7.250%	230,000	242,819
USI, Inc.(a)
01/15/2032	7.500%	44,000	45,044
Total			1,131,437
Railroads 0.3%
Norfolk Southern Corp.
08/01/2030	5.050%	390,000	399,997
Refining 0.1%
HF Sinclair Corp.(a)
04/15/2027	6.375%	55,000	55,462
02/01/2028	5.000%	38,000	36,793
Total			92,255
Restaurants 0.3%
1011778 BC ULC/New Red Finance, Inc.(a)
04/15/2025	5.750%	18,000	17,963
01/15/2028	3.875%	66,000	62,387
01/15/2028	4.375%	163,000	155,714
Fertitta Entertainment LLC/Finance Co., Inc.(a)
01/15/2029	4.625%	20,000	18,178
01/15/2030	6.750%	79,000	69,350
IRB Holding Corp.(a)
06/15/2025	7.000%	124,000	124,127
Yum! Brands, Inc.
04/01/2032	5.375%	53,000	52,231
Total			499,950
Retailers 1.1%
Asbury Automotive Group, Inc.(a)
11/15/2029	4.625%	14,000	12,976
02/15/2032	5.000%	44,000	40,087
Group 1 Automotive, Inc.(a)
08/15/2028	4.000%	21,000	19,481
Hanesbrands, Inc.(a)
05/15/2026	4.875%	48,000	46,199
02/15/2031	9.000%	85,000	83,268
Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
L Brands, Inc.(a)
07/01/2025	9.375%	180,000	189,776
10/01/2030	6.625%	38,000	38,877
L Brands, Inc.
11/01/2035	6.875%	60,000	60,708
LCM Investments Holdings II LLC(a)
05/01/2029	4.875%	67,000	62,379
08/01/2031	8.250%	28,000	29,287
Lithia Motors, Inc.(a)
01/15/2031	4.375%	30,000	27,310
Lowe’s Companies, Inc.
04/01/2062	4.450%	125,000	105,940
09/15/2062	5.800%	726,000	767,285
PetSmart, Inc./Finance Corp.(a)
02/15/2028	4.750%	92,000	86,503
02/15/2029	7.750%	47,000	45,808
Wolverine World Wide, Inc.(a)
08/15/2029	4.000%	92,000	72,622
Total			1,688,506
Supermarkets 0.1%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
02/15/2028	6.500%	140,000	142,203
Albertsons Companies, Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC(a)
03/15/2026	3.250%	68,000	64,318
Total			206,521
Technology 2.3%
Black Knight InfoServ LLC(a)
09/01/2028	3.625%	16,000	15,238
Block, Inc.
06/01/2026	2.750%	166,000	156,319
06/01/2031	3.500%	31,000	27,529
Boxer Parent Co., Inc.(a)
10/02/2025	7.125%	17,000	17,077
Broadcom, Inc.(a)
11/15/2036	3.187%	529,000	429,309
Camelot Finance SA(a)
11/01/2026	4.500%	35,000	34,177
Central Parent LLC/CDK Global II LLC/Financing, Co., Inc.(a)
06/15/2029	8.000%	16,000	16,691
Central Parent, Inc./CDK Global, Inc.(a)
06/15/2029	7.250%	40,000	40,771
Clarivate Science Holdings Corp.(a)
07/01/2028	3.875%	26,000	24,481
07/01/2029	4.875%	173,000	162,358
Cloud Software Group, Inc.(a)
09/30/2029	9.000%	148,000	140,612
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CommScope Technologies LLC(a)
06/15/2025	6.000%	40,000	32,614
Condor Merger Sub, Inc.(a)
02/15/2030	7.375%	121,000	110,784
Entegris Escrow Corp.(a)
04/15/2029	4.750%	136,000	130,988
06/15/2030	5.950%	81,000	80,484
GTCR W-2 Merger Sub LLC(a)
01/15/2031	7.500%	170,000	180,360
HealthEquity, Inc.(a)
10/01/2029	4.500%	96,000	88,795
Helios Software Holdings, Inc.(a)
05/01/2028	4.625%	44,000	40,193
ION Trading Technologies Sarl(a)
05/15/2028	5.750%	76,000	67,288
Iron Mountain, Inc.(a)
09/15/2027	4.875%	215,000	209,497
Logan Merger Sub, Inc.(a)
09/01/2027	5.500%	179,000	86,169
Minerva Merger Sub, Inc.(a)
02/15/2030	6.500%	141,000	127,945
NCR Atleos Escrow Corp.(a)
04/01/2029	9.500%	141,000	150,245
NCR Corp.(a)
10/01/2028	5.000%	94,000	88,905
04/15/2029	5.125%	91,000	86,660
10/01/2030	5.250%	74,000	68,056
Neptune Bidco US, Inc.(a)
04/15/2029	9.290%	112,000	104,683
NXP BV/Funding LLC/USA, Inc.
01/15/2033	5.000%	194,000	193,672
Picard Midco, Inc.(a)
03/31/2029	6.500%	179,000	170,672
Seagate HDD Cayman(a)
12/15/2029	8.250%	63,000	67,924
07/15/2031	8.500%	36,000	39,136
Sensata Technologies BV(a)
09/01/2030	5.875%	50,000	49,758
Shift4 Payments LLC/Finance Sub, Inc.(a)
11/01/2026	4.625%	116,000	112,446
Synaptics, Inc.(a)
06/15/2029	4.000%	80,000	72,120
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	5.750%	28,000	28,047
Verscend Escrow Corp.(a)
08/15/2026	9.750%	120,000	120,682
Corporate Bonds & Notes(g) (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ZoomInfo Technologies LLC/Finance Corp.(a)
02/01/2029	3.875%	176,000	159,509
Total			3,732,194
Transportation Services 0.2%
ERAC USA Finance LLC(a)
05/01/2028	4.600%	393,000	391,165
Wireless 1.2%
Altice France Holding SA(a)
02/15/2028	6.000%	75,000	35,640
Altice France SA(a)
07/15/2029	5.125%	190,000	147,900
10/15/2029	5.500%	35,000	27,426
American Tower Corp.
08/15/2029	3.800%	87,000	82,584
SBA Communications Corp.
02/15/2027	3.875%	44,000	42,235
02/01/2029	3.125%	112,000	100,812
Sprint Capital Corp.
11/15/2028	6.875%	88,000	95,397
Sprint Corp.
06/15/2024	7.125%	17,000	17,087
T-Mobile US, Inc.
02/15/2031	2.875%	1,024,000	901,786
04/15/2031	3.500%	217,000	198,491
Vmed O2 UK Financing I PLC(a)
01/31/2031	4.250%	51,000	44,696
07/15/2031	4.750%	247,000	220,598
Total			1,914,652
Wirelines 0.8%
Frontier Communications Holdings LLC(a)
05/15/2030	8.750%	76,000	78,231
03/15/2031	8.625%	64,000	65,264
Iliad Holding SAS(a)
10/15/2026	6.500%	178,000	177,601
10/15/2028	7.000%	103,000	102,511
Verizon Communications, Inc.
03/21/2031	2.550%	1,039,000	896,051
Total			1,319,658
Total Corporate Bonds & Notes (Cost $63,435,187)			62,829,273

Foreign Government Obligations(g),(j) 7.0%

Angola 0.1%
Angolan Government International Bond(a)
11/26/2029	8.000%	200,000	177,577
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Foreign Government Obligations(g),(j) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Brazil 0.1%
Brazilian Government International Bond
06/12/2030	3.875%		202,000	184,787
Canada 0.3%
MEGlobal Canada ULC(a)
05/18/2025	5.000%		200,000	197,753
NOVA Chemicals Corp.(a)
05/01/2025	5.000%		61,000	59,832
06/01/2027	5.250%		70,000	65,701
11/15/2028	8.500%		27,000	28,338
05/15/2029	4.250%		45,000	38,009
Total				389,633
Colombia 0.1%
Colombia Government International Bond
05/15/2049	5.200%		273,000	213,567
Dominican Republic 0.4%
Dominican Republic International Bond(a)
01/25/2027	5.950%		218,000	219,060
04/30/2044	7.450%		200,000	211,929
01/27/2045	6.850%		200,000	198,956
Total				629,945
Egypt 0.4%
Egypt Government International Bond(a)
04/11/2031	6.375%	EUR	100,000	70,715
05/29/2032	7.625%		474,000	328,786
01/31/2047	8.500%		250,000	155,245
Total				554,746
Hungary 0.4%
Hungary Government International Bond(a)
09/22/2031	2.125%		730,000	587,965
India 0.7%
Export-Import Bank of India(a)
01/15/2030	3.250%		239,000	217,645
India Government Bond
02/06/2033	7.260%	INR	58,090,000	699,842
Indian Railway Finance Corp., Ltd.(a)
02/10/2031	2.800%		200,000	172,269
Total				1,089,756
Indonesia 0.7%
Indonesia Government International Bond
10/30/2049	3.700%		200,000	167,475
Foreign Government Obligations(g),(j) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Indonesia Treasury Bond
04/15/2027	5.125%	IDR	6,685,000,000	418,563
04/15/2039	8.375%	IDR	2,025,000,000	151,285
PT Pertamina Persero(a)
05/30/2044	6.450%		400,000	436,903
Total				1,174,226
Ivory Coast 0.2%
Ivory Coast Government International Bond(a)
10/17/2031	5.875%	EUR	353,000	348,893
Kazakhstan 0.1%
KazMunayGas National Co., JSC(a)
10/24/2048	6.375%		200,000	188,130
Malaysia 0.1%
Petronas Capital Ltd.(a)
04/21/2030	3.500%		225,000	210,977
Mexico 1.1%
Mexico Government International Bond
04/16/2030	3.250%		200,000	181,122
05/29/2031	7.750%	MXN	12,190,000	671,682
Petroleos Mexicanos
03/13/2027	6.500%		279,000	259,920
01/28/2031	5.950%		22,000	17,562
02/16/2032	6.700%		672,000	557,314
01/23/2050	7.690%		90,000	64,112
Total				1,751,712
Oman 0.1%
Oman Government International Bond(a)
01/17/2048	6.750%		200,000	208,917
Panama 0.1%
Panama Government International Bond
01/19/2033	3.298%		200,000	158,300
Paraguay 0.1%
Paraguay Government International Bond(a)
08/11/2044	6.100%		200,000	196,137
Qatar 0.2%
Qatar Government International Bond(a)
03/14/2049	4.817%		200,000	194,840
Qatar Petroleum(a)
07/12/2031	2.250%		200,000	170,169
Total				365,009
Romania 0.1%
Romanian Government International Bond(a)
04/03/2049	4.625%	EUR	150,000	139,458
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Foreign Government Obligations(g),(j) (continued)
Issuer	Coupon Rate		Principal Amount ($)	Value ($)
Saudi Arabia 0.7%
Saudi Arabian Oil Co.(a)
11/24/2030	2.250%		453,000	389,209
Saudi Government International Bond(a)
10/22/2030	3.250%		800,000	742,204
Total				1,131,413
South Africa 0.2%
Republic of South Africa Government Bond
01/31/2030	8.000%	ZAR	6,288,891	316,403
South Korea 0.5%
Korea Treasury Bond
03/10/2028	3.250%	KRW	939,380,000	738,214
United Arab Emirates 0.3%
DP World Crescent Ltd.(a)
07/18/2029	3.875%		200,000	189,660
DP World Ltd.(a)
09/25/2048	5.625%		200,000	191,498
Total				381,158
Total Foreign Government Obligations (Cost $11,666,091)				11,136,923

Inflation-Indexed Bonds 0.2%

United States 0.2%
U.S. Treasury Inflation-Indexed Bond
10/15/2028	2.375%		381,717	393,237
Total Inflation-Indexed Bonds (Cost $392,366)				393,237

Residential Mortgage-Backed Securities - Agency 32.0%

Federal Home Loan Mortgage Corp.
05/01/2052	3.000%		1,371,491	1,222,880
08/01/2052	4.000%		905,097	865,271
10/01/2053	5.000%		987,220	989,544
12/01/2053	5.500%		1,000,000	1,014,546
12/01/2053	6.000%		1,000,000	1,029,400
Federal Home Loan Mortgage Corp.(b),(k)
CMO Series 4620 Class AS
-1.0 x 30-day Average SOFR + 0.554% 11/15/2042	0.000%		448,986	28,545
Federal Home Loan Mortgage Corp. REMICS(k)
CMO Series 5051 Class KI
12/25/2050	2.500%		1,627,203	252,783
CMO Series 5192 Class PI
10/25/2051	2.500%		1,696,253	185,724
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 5198 Class KI
02/25/2052	3.000%	1,166,878	221,142
Federal National Mortgage Association
11/01/2051- 05/01/2052	3.000%	9,830,108	8,760,102
05/01/2052- 06/01/2052	3.500%	5,416,387	5,029,406
10/01/2053	5.500%	991,004	1,005,419
Federal National Mortgage Association(d),(k)
CMO Series 2006-5 Class N1
08/25/2034	0.000%	989,840	10
Federal National Mortgage Association(k)
CMO Series 2012-133 Class EI
07/25/2031	3.500%	39,550	222
CMO Series 2013-1 Class AI
02/25/2043	3.500%	603,521	81,402
CMO Series 2021-3 Class TI
02/25/2051	2.500%	2,141,183	357,069
Federal National Mortgage Association(b),(k)
CMO Series 2014-93 Class ES
-1.0 x 30-day Average SOFR + 6.036% Cap 6.150% 01/25/2045	0.698%	218,319	28,651
CMO Series 2016-31 Class VS
-1.0 x 30-day Average SOFR + 5.886% Cap 6.000% 06/25/2046	0.548%	407,426	49,314
CMO Series 2017-47 Class SE
-1.0 x 30-day Average SOFR + 5.986% Cap 6.100% 06/25/2047	0.648%	315,105	53,972
CMO Series 2017-56 Class SB
-1.0 x 30-day Average SOFR + 6.036% Cap 6.150% 07/25/2047	0.698%	651,484	98,657
CMO Series 2018-76 Class SN
-1.0 x 30-day Average SOFR + 6.036% Cap 6.150% 10/25/2048	0.698%	291,591	36,726
Federal National Mortgage Association REMICS(b),(k)
CMO Series 2023-61 Class GS
-1.0 x 30-day Average SOFR + 5.700% Cap 5.700% 12/25/2053	0.363%	4,958,879	252,379
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Freddie Mac REMICS(k)
CMO Series 5287 Class NI
05/25/2051	3.500%	1,119,622	210,460
Government National Mortgage Association(k)
CMO Series 2014-190 Class AI
12/20/2038	3.500%	665,172	48,837
CMO Series 2020-138 Class GI
09/20/2050	3.000%	714,942	112,950
CMO Series 2021-140 Class IW
08/20/2051	3.500%	976,704	172,931
CMO Series 2021-16 Class KI
01/20/2051	2.500%	1,197,428	163,138
CMO Series 2021-57 Class KI
03/20/2051	3.500%	1,409,364	227,675
CMO Series 2021-89 Class IO
05/20/2051	3.000%	1,034,904	165,135
Government National Mortgage Association(b),(k)
CMO Series 2016-20 Class SQ
-1.0 x 1-month Term SOFR + 5.986% Cap 6.100% 02/20/2046	0.628%	358,222	38,765
CMO Series 2017-129 Class SA
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 08/20/2047	0.728%	300,003	33,491
CMO Series 2017-133 Class SM
-1.0 x 1-month Term SOFR + 6.136% Cap 6.250% 09/20/2047	0.778%	323,780	33,903
CMO Series 2018-124 Class SA
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 09/20/2048	0.728%	542,168	56,118
CMO Series 2018-155 Class ES
-1.0 x 1-month Term SOFR + 5.986% Cap 6.100% 11/20/2048	0.628%	427,041	42,320
CMO Series 2018-168 Class SA
-1.0 x 1-month Term SOFR + 5.986% Cap 6.100% 12/20/2048	0.628%	377,235	45,674
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-67 Class SP
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 05/20/2048	0.728%	692,055	72,446
CMO Series 2019-152 Class BS
-1.0 x 1-month Term SOFR + 5.936% Cap 6.050% 12/20/2049	0.578%	772,119	80,281
CMO Series 2019-23 Class LS
-1.0 x 1-month Term SOFR + 5.936% Cap 6.050% 02/20/2049	0.578%	254,682	26,627
CMO Series 2019-29 Class DS
-1.0 x 1-month Term SOFR + 5.936% Cap 6.050% 03/20/2049	0.578%	608,844	52,552
CMO Series 2019-41 Class AS
-1.0 x 1-month Term SOFR + 5.936% Cap 6.050% 03/20/2049	0.578%	504,160	51,827
CMO Series 2019-5 Class SH
-1.0 x 1-month Term SOFR + 6.036% Cap 6.150% 01/20/2049	0.678%	402,497	43,124
CMO Series 2019-59 Class JS
-1.0 x 1-month Term SOFR + 6.036% Cap 6.150% 05/20/2049	0.678%	384,204	40,953
CMO Series 2020-101 Class SA
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 07/20/2050	0.728%	1,648,676	207,550
CMO Series 2020-61 Class SM
-1.0 x 1-month Term SOFR + 6.486% Cap 6.600% 07/20/2043	1.128%	1,106,910	159,378
CMO Series 2021-155 Class SG
-1.0 x 1-month Term SOFR + 6.186% Cap 6.300% 09/20/2051	0.828%	1,102,598	145,144
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2022-90 Class SD
-1.0 x 1-month Term SOFR + 5.936% Cap 6.050% 05/20/2050	0.578%	1,232,399	159,554
CMO Series 2022-90 Class SM
-1.0 x 1-month Term SOFR + 6.036% Cap 6.150% 07/20/2050	0.678%	2,027,585	245,625
CMO Series 2023-66 Class SK
-1.0 x 1-month Term SOFR + 6.086% Cap 6.200% 07/20/2050	0.728%	2,170,301	247,776
CMO Series 2023-75 Class SB
-1.0 x 1-month Term SOFR + 5.936% Cap 6.050% 06/20/2050	0.578%	2,350,994	274,870
Government National Mortgage Association TBA(l)
01/22/2054	3.000%	2,000,000	1,810,620
Uniform Mortgage-Backed Security TBA(l)
01/18/2039	3.000%	1,000,000	942,773
01/16/2054	4.000%	6,000,000	5,674,453
01/16/2054	4.500%	5,000,000	4,846,484
01/16/2054	5.000%	1,000,000	989,297
01/16/2054	5.500%	5,000,000	5,021,094
01/16/2054	6.000%	7,000,000	7,107,187
Total Residential Mortgage-Backed Securities - Agency (Cost $52,346,900)			51,114,176

Residential Mortgage-Backed Securities - Non-Agency 11.1%

510 Asset Backed Trust(a),(d)
CMO Series 2021-NPL2 Class A1
06/25/2061	2.116%	255,107	242,264
BRAVO Residential Funding Trust(a),(d)
CMO Series 2021-A Class A1
10/25/2059	1.991%	944,464	925,687
CMO Series 2021-B Class A1
04/01/2069	2.115%	261,973	254,282
BVRT Financing Trust(a),(b),(c)
CMO Series 2021-3F Class M2
30-day Average SOFR + 2.900% Floor 2.900% 07/12/2033	4.187%	438,036	438,036
CMO Series 2021-CRT1 Class M4
30-day Average SOFR + 3.614% Floor 3.500% 07/10/2032	8.927%	679,087	653,397
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CAFL Issuer LLC(a),(d)
CMO Series 2021-RTL1 Class A1
03/28/2029	2.239%	300,000	282,300
CIM Trust(a),(d)
CMO Series 2021-NR4 Class A1
10/25/2061	2.816%	186,870	179,565
Connecticut Avenue Securities Trust(a),(b)
Subordinated CMO Series 2022-R01 Class 1B2
30-day Average SOFR + 6.000% 12/25/2041	11.337%	600,000	613,013
Subordinated CMO Series 2022-R07 Class 1B2
30-day Average SOFR + 12.000% 06/25/2042	17.337%	300,000	358,368
CTS Corp.(a)
CMO Series 2015-6R Class 3A2
02/27/2036	3.750%	161,885	156,526
Eagle Re Ltd.(a),(b)
CMO Series 2021-1 Class M1C
30-day Average SOFR + 2.700% Floor 2.700% 10/25/2033	8.028%	152,898	153,389
Fannie Mae Connecticut Avenue Securities(a),(b)
Subordinated CMO Series 2021-R02 Class 2B1
30-day Average SOFR + 3.300% 11/25/2041	8.637%	200,000	201,836
Freddie Mac STACR(b)
CMO Series 2020-CS02 Class M4
30-day Average SOFR + 0.000% 06/25/2033	4.617%	692,929	659,843
Freddie Mac STACR REMIC Trust(a),(b)
CMO Series 2021-HQA1 Class M2
30-day Average SOFR + 2.250% 08/25/2033	7.587%	177,135	176,615
CMO Series 2022-HQA1 Class M2
30-day Average SOFR + 5.250% 03/25/2042	10.587%	400,000	426,618
Subordinated CMO Series 2020-DNA4 Class B1
30-day Average SOFR + 6.114% 08/25/2050	11.452%	584,226	656,947
Subordinated CMO Series 2020-DNA6 Class B1
30-day Average SOFR + 3.000% 12/25/2050	8.337%	600,000	620,898
Subordinated CMO Series 2021-DNA5 Class B1
30-day Average SOFR + 3.050% 01/25/2034	8.387%	300,000	304,052
Subordinated CMO Series 2021-HQA1 Class B2
30-day Average SOFR + 5.000% 08/25/2033	10.337%	550,000	556,726
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Freddie Mac Structured Agency Credit Risk Debt Notes(a),(b)
CMO Series 2019-CS03 Class M2
30-day Average SOFR + 0.114% 10/25/2032	5.452%	161,689	160,652
Subordinated CMO Series 2020-HQA5 Class B1
30-day Average SOFR + 4.000% 11/25/2050	9.337%	550,000	596,405
Subordinated CMO Series 2022-DNA2 Class B1
30-day Average SOFR + 4.750% 02/25/2042	10.087%	450,000	464,952
Subordinated CMO Series 2022-DNA2 Class B2
30-day Average SOFR + 8.500% 02/25/2042	13.837%	290,000	310,862
New York Mortgage Trust(a),(d)
CMO Series 2021-BPL1 Class A1
05/25/2026	2.239%	226,344	222,863
NRZ Excess Spread-Collateralized Notes(a)
Series 2020-PLS1 Class A
12/25/2025	3.844%	183,358	174,764
Oaktown Re VI Ltd.(a),(b)
CMO Series 2021-1A Class M1C
30-day Average SOFR + 3.000% Floor 3.000% 10/25/2033	8.337%	200,000	202,164
PMT Credit Risk Transfer Trust(a),(b)
Series 2019-2R Class A
1-month Term SOFR + 3.864% Floor 3.750% 05/30/2025	9.221%	252,813	254,243
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-GT2 Class A
1-month Term SOFR + 2.764% 08/25/2025	8.120%	1,078,846	1,079,162
Point Securitization Trust(a),(d)
CMO Series 2021-1 Class A1
02/25/2052	3.228%	351,113	327,347
Preston Ridge Partners Mortgage(a),(d)
CMO Series 2021-4 Class A1
04/25/2026	1.867%	251,260	245,414
Preston Ridge Partners Mortgage Trust(a),(d)
CMO Series 2021-1 Class A1
01/25/2026	2.115%	230,708	224,405
CMO Series 2021-2 Class A1
03/25/2026	2.115%	193,224	187,257
CMO Series 2021-3 Class A1
04/25/2026	1.867%	199,594	190,935
CMO Series 2023-RCF1 Class M1
06/25/2053	4.000%	350,000	295,010
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pretium Mortgage Credit Partners(a),(d)
CMO Series 2022-NPL1 Class A1
01/25/2052	2.981%	299,127	296,376
Pretium Mortgage Credit Partners I LLC(a),(d)
CMO Series 2021-NPL1 Class A1
09/27/2060	2.240%	137,510	138,065
Pretium Mortgage Credit Partners LLC(a),(d)
CMO Series 2021-RN2 Class A1
07/25/2051	1.744%	155,249	146,289
Radnor Re Ltd.(a),(b)
CMO Series 2021-1 Class M2
30-day Average SOFR + 3.150% 12/27/2033	8.837%	400,000	396,963
Stonnington Mortgage Trust(a),(c),(d)
CMO Series 2020-1 Class A
07/28/2024	5.500%	17,576	17,312
Toorak Mortgage Corp., Ltd.(a),(d)
CMO Series 2021-1 Class A1
06/25/2024	2.240%	220,817	217,612
Triangle Re Ltd.(a),(b)
CMO Series 2021-2 Class M2
1-month Term SOFR + 5.614% Floor 5.500% 10/25/2033	10.970%	250,000	259,445
Unlock HEA Trust(a)
CMO Series 2023-1 Class A
10/25/2038	7.000%	392,259	365,469
VCAT Asset Securitization LLC(a),(d)
CMO Series 2021-NPL6 Class A1
09/25/2051	1.917%	325,666	318,324
VCAT LLC(a),(d)
CMO Series 2021-NPL5 Class A1
08/25/2051	1.868%	395,338	387,962
Vericrest Opportunity Loan Transferee(a),(d)
CMO Series 2021-NPL4 Class A1
03/27/2051	2.240%	328,169	316,223
Vericrest Opportunity Loan Transferee XCIII LLC(a),(d)
CMO Series 2021-NPL2 Class A1
02/27/2051	1.893%	241,731	230,506
Verus Securitization Trust(a),(d)
CMO Series 2020-1 Class M1
01/25/2060	3.021%	400,000	336,458
CMO Series 2023-1 Class M1
12/25/2067	6.972%	1,000,000	990,494
Subordinated CMO Series 2019-INV3 Class B1
11/25/2059	3.731%	300,000	252,353
Visio Trust(a),(d)
CMO Series 2019-2 Class M1
11/25/2054	3.260%	200,000	173,445
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Subordinated CMO Series 2019-2 Class B1
11/25/2054	3.910%	100,000	87,739
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $17,469,136)			17,727,832

Senior Loans 7.6%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.4%
Virgin Media Bristol LLC(b),(m)
Tranche Q Term Loan
1-month Term SOFR + 3.250% 01/31/2029	8.726%	600,000	598,020
Chemicals 0.3%
Ineos US Finance LLC(b),(m)
Term Loan
1-month Term SOFR + 3.750% 11/08/2027	9.206%	481,097	482,151
Consumer Cyclical Services 0.3%
8th Avenue Food & Provisions, Inc.(b),(m)
1st Lien Term Loan
1-month Term SOFR + 3.750% 10/01/2025	9.220%	32,876	31,451
2nd Lien Term Loan
1-month Term SOFR + 7.750% 10/01/2026	13.220%	63,566	50,178
Arches Buyer, Inc.(b),(m)
Term Loan
1-month Term SOFR + 3.250% Floor 0.500% 12/06/2027	8.706%	485,000	473,549
Total			555,178
Diversified Manufacturing 0.3%
TK Elevator Midco GmbH(b),(m)
Tranche B1 Term Loan
6-month Term SOFR + 3.500% Floor 0.500% 07/30/2027	9.381%	483,992	484,597
Electric 0.5%
Calpine Corp.(b),(m)
Term Loan
1-month Term SOFR + 2.500% 12/16/2027	7.970%	358,975	359,452
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Constellation Renewables LLC(b),(m)
Term Loan
3-month Term SOFR + 2.500% Floor 1.000% 12/15/2027	8.150%	434,973	434,360
Total			793,812
Food and Beverage 0.3%
Aramark Intermediate HoldCo Corp.(b),(m)
Tranche B6 Term Loan
1-month Term SOFR + 2.500% 06/22/2030	7.970%	497,500	498,042
Gaming 0.3%
Caesars Entertainment, Inc.(b),(m)
Tranche B Term Loan
1-month Term SOFR + 3.250% Floor 0.500% 02/06/2030	8.706%	498,744	499,447
Health Care 0.6%
ICON PLC(b),(m)
Term Loan
3-month Term SOFR + 2.250% Floor 0.500% 07/03/2028	7.860%	342,357	343,318
3-month Term SOFR + 2.250% Cap 0.500% 07/03/2028	7.860%	85,298	85,538
Medline Borrower LP(b),(m)
Term Loan
1-month Term SOFR + 3.000% Floor 0.500% 10/23/2028	8.470%	458,500	460,362
Total			889,218
Leisure 0.7%
Carnival Corp.(b),(m)
Tranche B Term Loan
1-month Term SOFR + 3.250% Floor 0.750% 10/18/2028	8.720%	497,462	497,671
NAI Entertainment Holdings LLC(b),(m)
Tranche B Term Loan
1-month Term SOFR + 3.000% Floor 1.000% 05/08/2025	8.473%	667,471	661,631
Total			1,159,302
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Media and Entertainment 0.3%
Gray Television, Inc.(b),(m)
Tranche E Term Loan
1-month Term SOFR + 2.500% 01/02/2026	7.957%	425,886	424,821
Packaging 0.1%
Flint Group Packaging Inks North America Holdings LLC(b),(m)
Tranche B 1st Lien Term Loan
3-month Term SOFR + 0.100% 12/30/2027	5.774%	81,649	59,196
Tranche B 2nd Lien Term Loan
3-month Term SOFR + 0.100% 12/30/2027	5.774%	108,884	10,888
Tranche B Term Loan
3-month Term SOFR + 4.512% 12/31/2026	9.924%	167,446	151,957
Total			222,041
Pharmaceuticals 0.3%
Organon & Co.(b),(m)
Term Loan
1-month Term SOFR + 3.000% Floor 0.500% 06/02/2028	8.472%	400,000	400,252
Property & Casualty 0.9%
Asurion LLC(b),(m)
Tranche B8 Term Loan
1-month Term SOFR + 3.250% 12/23/2026	8.720%	433,830	432,385
Broadstreet Partners, Inc.(b),(m),(n)
Tranche B Term Loan
3-month Term SOFR + 3.750% 01/27/2029		1,000,000	998,120
Total			1,430,505
Retailers 0.3%
Great Outdoors Group LLC(b),(m)
Tranche B2 Term Loan
1-month Term SOFR + 3.750% Floor 0.750% 03/06/2028	9.220%	497,455	496,958
Technology 1.7%
athenahealth Group, Inc.(b),(m)
Term Loan
1-month Term SOFR + 3.250% Floor 0.500% 02/15/2029	8.606%	442,925	440,489
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Avaya, Inc.(b),(m)
Term Loan
1-month Term SOFR + 8.500% Floor 1.000% 08/01/2028	13.856%	106,528	93,699
Endurance International Group Holdings, Inc.(b),(m)
Term Loan
3-month Term SOFR + 3.500% Floor 0.750% 02/10/2028	9.422%	865,382	844,561
GoTo Group, Inc.(b),(m)
1st Lien Term Loan
3-month Term SOFR + 4.750% 08/31/2027	10.283%	487,437	320,144
Peraton Corp.(b),(m)
Tranche B 1st Lien Term Loan
1-month Term SOFR + 3.750% Floor 0.750% 02/01/2028	9.206%	555,243	555,937
Verscend Holdings Corp.(b),(m)
Tranche B1 Term Loan
1-month Term SOFR + 4.000% 08/27/2025	9.470%	397,959	398,290
Total			2,653,120
Wireless 0.3%
SBA Senior Finance II LLC(b),(m)
Term Loan
1-month Term SOFR + 1.750% 04/11/2025	7.210%	480,916	481,301
Total Senior Loans (Cost $12,246,281)			12,068,765

U.S. Treasury Obligations 2.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
U.S. Treasury
04/30/2024	2.500%	1,635,000	1,619,608
05/15/2032	2.875%	2,905,000	2,693,480
Total U.S. Treasury Obligations (Cost $4,553,814)			4,313,088

Call Option Contracts Purchased 0.1%
Value ($)
(Cost $126,800)	213,212
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023

Money Market Funds 6.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(o),(p)	10,967,236	10,965,043
Total Money Market Funds (Cost $10,963,519)		10,965,043
Total Investments in Securities (Cost: $186,132,374)		183,017,480
Other Assets & Liabilities, Net		(23,501,206)
Net Assets		159,516,274
At December 31, 2023, securities and/or cash totaling $1,023,774 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
948,000 EUR	1,028,841 USD	Citi	01/16/2024	—	(18,291)
5,700,000 ZAR	302,837 USD	HSBC	01/16/2024	—	(8,394)
Total				—	(26,685)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Long Gilt	12	03/2024	GBP	1,231,800	77,479	—
U.S. Treasury 5-Year Note	456	03/2024	USD	49,600,688	1,136,367	—
Total					1,213,846	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	(67)	03/2024	USD	(8,370,813)	—	(623,318)
U.S. Treasury 10-Year Note	(136)	03/2024	USD	(15,353,125)	—	(560,864)
U.S. Treasury 2-Year Note	(48)	03/2024	USD	(9,883,875)	—	(100,927)
U.S. Treasury Ultra Bond	(14)	03/2024	USD	(1,870,313)	—	(167,637)
Total					—	(1,452,746)

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay SOFR	Morgan Stanley	USD	4,000,000	4,000,000	3.75	11/29/2024	126,800	213,212

Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive SOFR and pay exercise rate	Citi	USD	(4,490,000)	(4,490,000)	3.65	1/05/2024	(29,185)	(68,754)
10-Year OTC interest rate swap with Citi to receive SOFR and pay exercise rate	Citi	USD	(4,000,000)	(4,000,000)	3.35	1/22/2024	(26,000)	(20,893)
Total							(55,185)	(89,647)

The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Cleared interest rate swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Fixed rate of 6.361%	28-Day MXN TIIE-Banxico	Receives Monthly, Pays Monthly	Morgan Stanley	10/24/2025	MXN	17,000,000	(59,513)	—	—	—	(59,513)
Fixed rate of 5.985%	28-Day MXN TIIE-Banxico	Receives Monthly, Pays Monthly	Morgan Stanley	01/21/2026	MXN	8,000,000	(32,609)	—	—	—	(32,609)
Fixed rate of 5.960%	28-Day MXN TIIE-Banxico	Receives Monthly, Pays Monthly	Morgan Stanley	02/02/2026	MXN	20,000,000	(85,652)	—	—	—	(85,652)
SOFR plus 0.262%	Fixed rate of 1.781%	Receives Quarterly, Pays SemiAnnually	Morgan Stanley	08/09/2049	USD	2,100,000	666,669	—	—	666,669	—
Total							488,895	—	—	666,669	(177,774)

Credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 11 BBB-	Citi	11/18/2054	3.000	Monthly	USD	500,000	82,528	(208)	124,135	—	—	(41,815)
Markit CMBX North America Index, Series 12 BBB-	Citi	08/17/2061	3.000	Monthly	USD	300,000	70,907	(125)	80,757	—	—	(9,975)
Markit CMBX North America Index, Series 11 BBB-	Goldman Sachs International	11/18/2054	3.000	Monthly	USD	200,000	33,011	(83)	29,780	—	3,148	—
Markit CMBX North America Index, Series 11 BBB-	JPMorgan	11/18/2054	3.000	Monthly	USD	200,000	33,011	(83)	6,584	—	26,344	—
Markit CMBX North America Index, Series 16 BBB-	Morgan Stanley	04/17/2065	3.000	Monthly	USD	320,000	58,656	(133)	73,710	—	—	(15,187)
Total							278,113	(632)	314,966	—	29,492	(66,977)

Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	13.887	USD	500,000	(118,498)	208	—	(105,114)	—	(13,176)
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	13.887	USD	500,000	(118,498)	208	—	(81,425)	—	(36,865)
Markit CMBX North America Index, Series 8 BBB-	Morgan Stanley	10/17/2057	3.000	Monthly	26.623	USD	250,000	(38,126)	104	—	(49,959)	11,937	—
Total								(275,122)	520	—	(236,498)	11,937	(50,041)
* Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America Investment Grade Index, Series 41	Morgan Stanley	12/20/2028	5.000	Quarterly	3.532	USD	664,290	43,679	—	—	43,679	—
* Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Reference index and values for swap contracts as of period end
Reference index		Reference rate
28-Day MXN TIIE-Banxico	Interbank Equilibrium Interest Rate	11.503%
SOFR	Secured Overnight Financing Rate	5.380%
Notes to Portfolio of Investments
(a)
Represents privately placed and other securities and instruments exempt from Securities and Exchange Commission registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. At December 31, 2023, the total value of these securities amounted to $67,109,141, which represents 42.07% of total net assets.

(b)	Variable rate security. The interest rate shown was the current rate as of December 31, 2023.
(c)	Valuation based on significant unobservable inputs.
(d)
Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of December 31, 2023.

(e)
Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At December 31, 2023, the total value of these securities amounted to $0, which represents less than 0.01% of total net assets.

(f)	Non-income producing investment.
(g)	Principal amounts are denominated in United States Dollars unless otherwise noted.
(h)	Payment-in-kind security. Interest can be paid by issuing additional par of the security or in cash.
(i)
Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of December 31, 2023.

(j)	Principal and interest may not be guaranteed by a governmental entity.
(k)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(l)	Represents a security purchased on a when-issued basis.
(m)
The stated interest rate represents the weighted average interest rate at December 31, 2023 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities. Generally, the Fund is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(n)	Represents a security purchased on a forward commitment basis.
(o)	The rate shown is the seven-day current annualized yield at December 31, 2023.
(p)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	13,811,358	60,790,048	(63,636,001)	(362)	10,965,043	878	432,245	10,967,236
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
Currency Legend
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
USD	US Dollar
ZAR	South African Rand
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements   (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	8,983,370	277,627	9,260,997
Commercial Mortgage-Backed Securities - Non-Agency	—	2,806,022	—	2,806,022
Common Stocks
Financials	—	—	0 *	0 *
Information Technology	—	—	28,322	28,322
Materials	—	—	0 *	0 *
Total Common Stocks	—	—	28,322	28,322
Convertible Bonds	—	160,590	—	160,590
Corporate Bonds & Notes	—	62,829,273	—	62,829,273
Foreign Government Obligations	—	11,136,923	—	11,136,923
Inflation-Indexed Bonds	—	393,237	—	393,237
Residential Mortgage-Backed Securities - Agency	—	51,114,176	—	51,114,176
Residential Mortgage-Backed Securities - Non-Agency	—	16,619,087	1,108,745	17,727,832
Senior Loans	—	12,068,765	—	12,068,765
U.S. Treasury Obligations	—	4,313,088	—	4,313,088
Call Option Contracts Purchased	—	213,212	—	213,212
Money Market Funds	10,965,043	—	—	10,965,043
Total Investments in Securities	10,965,043	170,637,743	1,414,694	183,017,480
Investments in Derivatives
Asset
Futures Contracts	1,213,846	—	—	1,213,846
Swap Contracts	—	751,777	—	751,777
Liability
Forward Foreign Currency Exchange Contracts	—	(26,685)	—	(26,685)
Futures Contracts	(1,452,746)	—	—	(1,452,746)
Call Option Contracts Written	—	(89,647)	—	(89,647)
Swap Contracts	—	(294,792)	—	(294,792)
Total	10,726,143	170,978,396	1,414,694	183,119,233

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
	Balance as of 12/31/2022 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 12/31/2023 ($)
Asset-Backed Securities — Non-Agency	25,751	3,655	—	1,810	593,952	(347,541)	—	—	277,627
Common Stocks	—	—	—	(34,890)	63,212	—	—	—	28,322
Residential Mortgage-Backed Securities — Non-Agency	1,578,158	—	1,451	9,883	—	(480,747)	—	—	1,108,745
Total	1,603,909	3,655	1,451	(23,197)	657,164	(828,288)	—	—	1,414,694
(a) Change in unrealized appreciation (depreciation) relating to securities held at December 31, 2023 was $(23,117), which is comprised of Asset-Backed Securities - Non-Agency of $1,697, Common Stock of $(34,881) and Residential Mortgage-Backed Securities — Non-Agency of $10,067.
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements   (continued)
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Residential mortgage backed securities and asset backed securities are valued using single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. Common stock classified as level 3 are valued using the market approach. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would have resulted in a significantly higher (lower) fair value measurement.

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund  | Annual Report 2023

Statement of Assets and Liabilities
December 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $175,042,055)	$171,839,225
Affiliated issuers (cost $10,963,519)	10,965,043
Option contracts purchased (cost $126,800)	213,212
Cash	67,508
Foreign currency (cost $52,811)	53,848
Cash collateral held at broker for:
Swap contracts	450,000
Margin deposits on:
Futures contracts	298,064
Swap contracts	275,710
Unrealized appreciation on swap contracts	41,429
Upfront payments on swap contracts	314,966
Receivable for:
Investments sold	1,162,615
Investments sold on a delayed delivery basis	8,330,741
Capital shares sold	96,330
Dividends	37,852
Interest	1,425,005
Foreign tax reclaims	2,794
Variation margin for futures contracts	59,188
Variation margin for swap contracts	9,566
Expense reimbursement due from Investment Manager	513
Prepaid expenses	2,605
Deferred compensation of board members	109,630
Total assets	195,755,844
Liabilities
Option contracts written, at value (premiums received $55,185)	89,647
Unrealized depreciation on forward foreign currency exchange contracts	26,685
Unrealized depreciation on swap contracts	117,018
Upfront receipts on swap contracts	236,498
Payable for:
Investments purchased on a delayed delivery basis	34,882,430
Capital shares redeemed	681,252
Variation margin for futures contracts	17,166
Variation margin for swap contracts	498
Management services fees	2,631
Distribution and/or service fees	953
Service fees	24,558
Compensation of chief compliance officer	29
Compensation of board members	878
Other expenses	33,966
Deferred compensation of board members	125,361
Total liabilities	36,239,570
Net assets applicable to outstanding capital stock	$159,516,274
Represented by
Paid in capital	167,258,407
Total distributable earnings (loss)	(7,742,133)
Total - representing net assets applicable to outstanding capital stock	$159,516,274
Class 1
Net assets	$21,021,827
Shares outstanding	5,682,283
Net asset value per share	$3.70
Class 2
Net assets	$138,494,447
Shares outstanding	37,903,543
Net asset value per share	$3.65
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund  | Annual Report 2023

Statement of Operations
Year Ended December 31, 2023

Net investment income
Income:
Dividends — affiliated issuers	$432,245
Interest	8,623,689
Interfund lending	3,240
Foreign taxes withheld	(11,512)
Total income	9,047,662
Expenses:
Management services fees	872,971
Distribution and/or service fees
Class 2	314,533
Service fees	166,717
Custodian fees	38,710
Printing and postage fees	13,107
Accounting services fees	54,857
Legal fees	13,833
Interest on collateral	23,534
Compensation of chief compliance officer	31
Compensation of board members	12,401
Deferred compensation of board members	4,784
Other	7,341
Total expenses	1,522,819
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(210,171)
Total net expenses	1,312,648
Net investment income	7,735,014
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(4,660,321)
Investments — affiliated issuers	878
Foreign currency translations	(52,165)
Forward foreign currency exchange contracts	(38,658)
Futures contracts	449,279
Option contracts purchased	(1,176,001)
Option contracts written	9,883
Swap contracts	(926,571)
Net realized loss	(6,393,676)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	11,326,807
Investments — affiliated issuers	(362)
Foreign currency translations	818
Forward foreign currency exchange contracts	(13,050)
Futures contracts	(460,509)
Option contracts purchased	843,662
Option contracts written	(122,048)
Swap contracts	562,871
Net change in unrealized appreciation (depreciation)	12,138,189
Net realized and unrealized gain	5,744,513
Net increase in net assets resulting from operations	$13,479,527
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund  | Annual Report 2023

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income	$7,735,014	$5,369,318
Net realized loss	(6,393,676)	(5,836,327)
Net change in unrealized appreciation (depreciation)	12,138,189	(17,296,147)
Net increase (decrease) in net assets resulting from operations	13,479,527	(17,763,156)
Distributions to shareholders
Net investment income and net realized gains
Class 1	(735,148)	(1,229,058)
Class 2	(4,343,022)	(8,819,259)
Total distributions to shareholders	(5,078,170)	(10,048,317)
Increase in net assets from capital stock activity	13,827,394	18,332,155
Total increase (decrease) in net assets	22,228,751	(9,479,318)
Net assets at beginning of year	137,287,523	146,766,841
Net assets at end of year	$159,516,274	$137,287,523

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	979,645	3,510,648	1,348,582	4,852,596
Distributions reinvested	208,849	735,148	337,653	1,229,058
Shares redeemed	(941,107)	(3,349,031)	(731,953)	(2,812,156)
Net increase	247,387	896,765	954,282	3,269,498
Class 2
Shares sold	7,688,525	27,040,891	12,016,613	44,656,341
Distributions reinvested	1,247,994	4,343,022	2,449,794	8,819,259
Shares redeemed	(5,241,750)	(18,453,284)	(10,652,434)	(38,412,943)
Net increase	3,694,769	12,930,629	3,813,973	15,062,657
Total net increase	3,942,156	13,827,394	4,768,255	18,332,155
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund  | Annual Report 2023

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Columbia Variable Portfolio – Strategic Income Fund  | Annual Report 2023

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2023	$3.50	0.20	0.13	0.33	(0.13)	—	(0.13)
Year Ended 12/31/2022	$4.25	0.15	(0.62)	(0.47)	(0.12)	(0.16)	(0.28)
Year Ended 12/31/2021	$4.40	0.14	(0.05)	0.09	(0.24)	—	(0.24)
Year Ended 12/31/2020	$4.27	0.15	0.13	0.28	(0.15)	—	(0.15)
Year Ended 12/31/2019	$4.02	0.18	0.23	0.41	(0.16)	—	(0.16)
Class 2
Year Ended 12/31/2023	$3.46	0.19	0.12	0.31	(0.12)	—	(0.12)
Year Ended 12/31/2022	$4.20	0.14	(0.61)	(0.47)	(0.11)	(0.16)	(0.27)
Year Ended 12/31/2021	$4.36	0.13	(0.06)	0.07	(0.23)	—	(0.23)
Year Ended 12/31/2020	$4.23	0.14	0.13	0.27	(0.14)	—	(0.14)
Year Ended 12/31/2019	$3.98	0.16	0.24	0.40	(0.15)	—	(0.15)

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	12/31/2023	12/31/2022	12/31/2021	12/31/2020	12/31/2019
Class 1	0.02%	0.01%	0.01%	less than 0.01%	less than 0.01%
Class 2	0.02%	0.01%	0.01%	less than 0.01%	less than 0.01%
The accompanying Notes to Financial Statements are an integral part of this statement.

Columbia Variable Portfolio – Strategic Income Fund  | Annual Report 2023

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2023	$3.70	9.67%	0.83% (c)	0.69% (c)	5.53%	276%	$21,022
Year Ended 12/31/2022	$3.50	(11.37% )	0.83% (c)	0.69% (c)	4.03%	182%	$19,019
Year Ended 12/31/2021	$4.25	2.09%	0.80% (c)	0.69% (c)	3.21%	136%	$19,045
Year Ended 12/31/2020	$4.40	6.82%	0.74% (c)	0.69% (c)	3.58%	166%	$118,832
Year Ended 12/31/2019	$4.27	10.38%	0.74% (c)	0.69% (c)	4.19%	193%	$109,698
Class 2
Year Ended 12/31/2023	$3.65	9.20%	1.08% (c)	0.94% (c)	5.28%	276%	$138,494
Year Ended 12/31/2022	$3.46	(11.52% )	1.08% (c)	0.94% (c)	3.76%	182%	$118,268
Year Ended 12/31/2021	$4.20	1.63%	1.08% (c)	0.94% (c)	3.04%	136%	$127,722
Year Ended 12/31/2020	$4.36	6.62%	0.99% (c)	0.94% (c)	3.33%	166%	$105,403
Year Ended 12/31/2019	$4.23	10.22%	0.99% (c)	0.94% (c)	3.92%	193%	$102,773
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Strategic Income Fund  | Annual Report 2023

Notes to Financial Statements
December 31, 2023
Note 1. Organization
Columbia Variable Portfolio – Strategic Income Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Debt securities generally are valued based on prices obtained from pricing services, which are intended to reflect market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.

Columbia Variable Portfolio – Strategic Income Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to
Columbia Variable Portfolio – Strategic Income Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Columbia Variable Portfolio – Strategic Income Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities. These instruments may be used for other purposes in future periods.
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to manage exposure to fluctuations in interest rates and to manage convexity risk. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
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Notes to Financial Statements (continued)
December 31, 2023
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption contract will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty and the central counterparty becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the central counterparty in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the central counterparty stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM or central counterparty, as applicable, may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the

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Notes to Financial Statements (continued)
December 31, 2023
counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Interest rate and inflation rate swap contracts
The Fund entered into interest rate swap transactions and/or inflation rate swap contracts to manage interest rate risk. These instruments may be used for other purposes in future periods. An interest rate swap or inflation rate swap, as applicable, is an agreement between two parties where there are two flows and payments are made between the two counterparties and the payments are dependent upon changes in an interest rate, inflation rate or inflation index calculated on a nominal amount. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting, whereby the accrual for the exchange of cash flows does not begin until a specified date in the future. The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.
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Notes to Financial Statements (continued)
December 31, 2023
Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2023:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	85,108 *
Credit risk	Upfront payments on swap contracts	314,966
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	1,213,846 *
Interest rate risk	Investments, at value — Option contracts purchased	213,212
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	666,669 *
Total		2,493,801

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	117,018 *
Credit risk	Upfront receipts on swap contracts	236,498
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	26,685
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	1,452,746 *
Interest rate risk	Option contracts written, at value	89,647
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	177,774 *
Total		2,100,368

*
Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.

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Notes to Financial Statements (continued)
December 31, 2023
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	(863,769)	(863,769)
Foreign exchange risk	(38,658)	—	—	—	—	(38,658)
Interest rate risk	—	449,279	(1,176,001)	9,883	(62,802)	(779,641)
Total	(38,658)	449,279	(1,176,001)	9,883	(926,571)	(1,682,068)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	523,936	523,936
Foreign exchange risk	(13,050)	—	—	—	—	(13,050)
Interest rate risk	—	(460,509)	843,662	(122,048)	38,935	300,040
Total	(13,050)	(460,509)	843,662	(122,048)	562,871	810,926
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended December 31, 2023:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	42,845,016
Futures contracts — short	68,802,286
Credit default swap contracts — buy protection	4,049,027
Credit default swap contracts — sell protection	3,159,392

Derivative instrument	Average value ($)
Option contracts purchased	171,466
Option contracts written	(57,574)

Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Forward foreign currency exchange contracts	12,726	(16,227)
Interest rate swap contracts	698,424	(202,075)
Investments in senior loans
The Fund may invest in senior loan participations and assignments of all or a portion of a loan. When the Fund purchases a senior loan participation, the Fund typically enters into a contractual relationship with the lender or third party selling such participations (Selling Participant), but not the borrower, and assumes the credit risk of the borrower, Selling Participant and any other parties positioned between the Fund and the borrower. In addition, the Fund may not directly benefit from the collateral supporting the senior loan that it has purchased from the Selling Participant. In contrast, when the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan participations or assignments are secured by
Columbia Variable Portfolio – Strategic Income Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan participations and assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for loan participations and assignments and certain loan participations and assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan participations and assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested

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Notes to Financial Statements (continued)
December 31, 2023
in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income in the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income in the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2023:
	Citi ($)(a)	Citi ($)(a)	Goldman Sachs International ($)	HSBC ($)	JPMorgan ($)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Total ($)
Assets
Centrally cleared interest rate swap contracts (b)	-	-	-	-	-	-	9,566	9,566
Call option contracts purchased	-	-	-	-	-	213,212	-	213,212
OTC credit default swap contracts (c)	-	204,892	32,928	-	32,928	85,647	-	356,395
Total assets	-	204,892	32,928	-	32,928	298,859	9,566	579,173
Liabilities
Centrally cleared credit default swap contracts (b)	-	-	-	-	-	-	498	498
Forward foreign currency exchange contracts	18,291	-	-	8,394	-	-	-	26,685
Call option contracts written	89,647	-	-	-	-	-	-	89,647
OTC credit default swap contracts (c)	-	51,790	-	-	236,580	65,146	-	353,516
Total liabilities	107,938	51,790	-	8,394	236,580	65,146	498	470,346
Total financial and derivative net assets	(107,938)	153,102	32,928	(8,394)	(203,652)	233,713	9,068	108,827
Total collateral received (pledged) (d)	-	-	-	-	(203,652)	233,713	-	30,061
Net amount (e)	(107,938)	153,102	32,928	(8,394)	-	-	9,068	78,766

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin in the Statement of Assets and Liabilities.
(c)
Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.

(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
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Notes to Financial Statements (continued)
December 31, 2023
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income. For convertible securities, premiums attributable to the conversion feature are not amortized.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
The value of additional securities received as an income payment through a payment-in-kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

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Notes to Financial Statements (continued)
December 31, 2023
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.60% to 0.393% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2023 was 0.600% of the Fund’s average daily net assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain
Columbia Variable Portfolio – Strategic Income Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2023 was 0.11% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	Contractual expense cap July 1, 2023 through April 30, 2024	Voluntary expense cap May 1, 2023 through June 30, 2023	Contractual expense cap prior to May 1, 2023
Class 1	0.67%	0.67%	0.67%
Class 2	0.92	0.92	0.92
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is

Columbia Variable Portfolio – Strategic Income Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, foreign currency transactions, derivative investments, swap investments, tax straddles, principal and/or interest from fixed income securities, capital loss carryforwards, trustees’ deferred compensation, defaulted securities/troubled debt and foreign capital gains tax.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(161,009)	161,010	(1)
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2023			Year Ended December 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
5,078,170	—	5,078,170	6,412,812	3,635,505	10,048,317
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized (depreciation) ($)
7,373,211	—	(10,219,969)	(4,779,681)
At December 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
187,977,382	2,049,870	(6,829,551)	(4,779,681)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Columbia Variable Portfolio – Strategic Income Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
The following capital loss carryforwards, determined at December 31, 2023, may be available to reduce future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. In addition, for the year ended December 31, 2023, capital loss carryforwards utilized, if any, were as follows:
No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)
(2,491,906)	(7,728,063)	(10,219,969)	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $466,824,744 and $451,232,630, respectively, for the year ended December 31, 2023, of which $384,336,585 and $384,324,486, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	1,890,909	5.51	11
Interest income earned by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2023.

Columbia Variable Portfolio – Strategic Income Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2023.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt instruments in the Fund’s portfolio may decline because the issuer defaults or otherwise becomes unable or unwilling, or is perceived to be unable or unwilling, to honor its financial obligations, such as making payments to the Fund when due. Credit rating agencies assign credit ratings to certain debt instruments to indicate their credit risk. Lower-rated or unrated debt instruments held by the Fund may present increased credit risk as compared to higher-rated debt instruments.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade debt instruments. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if interest rates rise, the values of debt instruments tend to fall, and if interest rates fall, the values of debt instruments tend to rise. Actions by governments and central banking authorities can result in increases or decreases in interest rates. Higher periods of inflation could lead such authorities to raise interest rates. Increasing interest rates may negatively affect the value of debt securities held by the
Columbia Variable Portfolio – Strategic Income Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates. The Fund is subject to the risk that the income generated by its investments may not keep pace with inflation.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities including collateralized debt obligations, if any, held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to liquidity risk and prepayment risk. A decline or flattening of housing values may cause delinquencies in mortgages (especially sub-prime or non-prime mortgages) underlying mortgage-backed securities and thereby adversely affect the ability of the mortgage-backed

Columbia Variable Portfolio – Strategic Income Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
securities issuer to make principal and/or interest payments to mortgage-backed securities holders, including the Fund. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At December 31, 2023, affiliated shareholders of record owned 56.7% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
Columbia Variable Portfolio – Strategic Income Fund  | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Columbia Variable Portfolio – Strategic Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Strategic Income Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.

Columbia Variable Portfolio – Strategic Income Fund  | Annual Report 2023

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

Columbia Variable Portfolio – Strategic Income Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 31, 2023; Adjunct Professor of
Finance, Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

Columbia Variable Portfolio – Strategic Income Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company since November
2013 (Chair of the Board,
since May 2021) (food
distributor); Director, Aircastle
Limited (Chair of Audit
Committee) (aircraft leasing),
since August 2006; former
Director, Nash Finch Company
(food distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
Columbia Variable Portfolio – Strategic Income Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023

Columbia Variable Portfolio – Strategic Income Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds
Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds
Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig,
Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

Columbia Variable Portfolio – Strategic Income Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

Columbia Variable Portfolio – Strategic Income Fund  | Annual Report 2023

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Columbia Variable Portfolio – Strategic Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2024 Columbia Management Investment Advisers, LLC.
ANN7026_12_C01_(02/24)

Annual Report
December 31, 2023
Columbia Variable Portfolio – Small Cap Value Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require that funds transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in a fund. Much of the information, including a fund’s financial statements, that is currently disclosed in a fund’s shareholder reports will instead be made available on the fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires a fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their fund documents electronically.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Small Cap Value Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Small Cap Value Fund | Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks long-term capital appreciation.

Portfolio management
Jeremy Javidi, CFA
Lead Portfolio Manager
Managed Fund since 2005
C. Bryan Lassiter, CFA
Portfolio Manager
Managed Fund since November 2023

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years
Class 1	05/19/98	21.94	13.68	8.67
Class 2	06/01/00	21.67	13.39	8.40
Russell 2000 Value Index		14.65	10.00	6.76
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Russell 2000 Value Index, an unmanaged index, tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Small Cap Value Fund  | Annual Report 2023
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2013 — December 31, 2023)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Small Cap Value Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Portfolio breakdown (%) (at December 31, 2023)
Common Stocks	99.9
Money Market Funds	0.1
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Equity sector breakdown (%) (at December 31, 2023)
Communication Services	2.6
Consumer Discretionary	14.4
Consumer Staples	1.6
Energy	6.8
Financials	22.6
Health Care	8.5
Industrials	16.2
Information Technology	9.0
Materials	9.4
Real Estate	5.5
Utilities	3.4
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
4
Columbia Variable Portfolio – Small Cap Value Fund  | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
At December 31, 2023, approximately 59.90% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2023, Class 2 shares of Columbia Variable Portfolio – Small Cap Value Fund returned 21.67%. The Fund’s benchmark, the Russell 2000 Value Index, returned 14.65% during the same time period.
Market overview
U.S. equities advanced in 2023, rebounding from 2022 results that were the worst annual performance, as measured by the S&P 500 Index, since the Global Financial Crisis in 2008 and the dot-com meltdown in 2002.
Although markets ended the year with solid, broad-based results, trajectory throughout the period was neither smooth nor steady. Several themes dominated the back-and-forth sentiment, especially uncertainty over the direction of interest rates. With borrowing costs at a two-decade high thanks to a string of eleven interest-rate hikes since March 2022, fears centered on the possibility that a vibrant and still-growing economy would keep inflation high enough to delay potential rate cuts and maybe even drive further increases. A severely inverted yield curve, long believed to be a sure sign of coming recession, added to pessimism, as did political dysfunction in Washington, D.C. and geopolitical tensions in Gaza and Ukraine. Lingering concerns about the health of banks and commercial real estate weighed on markets as well. Surging U.S. Treasury yields added to investor anxiety when the yield on the 10-year U.S. Treasury note closed above levels last seen in 2008.
On the upside, unabated enthusiasm for artificial intelligence (AI) was an especially hefty motivator for exuberant investors, despite well-publicized concerns about positive results driven by only a few mega-cap stocks associated with AI.
Equities reaccelerated during the fourth quarter, driven in large part by an emerging belief that the long-awaited U.S. Federal Reserve (Fed) pivot was finally at hand. Sentiment began to improve when the Fed held rates steady at its November and December 2023 meetings, triggering expectations that inflation may have cooled enough to forestall more rate hikes and perhaps even spur cutting next year. Even though Fed officials cautioned that inflation remained too high and further tightening may be needed, stocks rose sharply, with the Dow Jones Industrial Average reaching a record high and the S&P 500 coming close to its all-time best as well. Small-cap stocks, as measured by the Russell 2000 Index, benefited as well and more than recovered from their low point at the end of October.
The Fund’s notable contributors during the period
•
The Fund benefited from significant broad-based outperformance throughout the portfolio, particularly in the financials, communication services, health care and materials sectors during the period.
•
In the financials sector, the most heavily weighted sector in the Fund and benchmark, security selection was especially beneficial within the bank industry group. These results were noteworthy, given the challenges small-cap banks generally faced through the bulk of the period following turmoil in the group earlier in the year. Security selection within the consumer finance segment also was a meaningful contributor.
•
Results in communication services were driven primarily by strong performance from a digital advertising verification services provider.
•
In health care, which overall faced significant headwinds throughout the period due generally to investor fears about regulation and lack of innovation, selection was notably effective in the health care provider and pharmaceutical segments.
•
Within materials, strong results came from an aerogel insulation maker, as well as from an overweight to miners and steel producers.
Columbia Variable Portfolio – Small Cap Value Fund  | Annual Report 2023
5

Manager Discussion of Fund Performance (continued)
(Unaudited)
The Fund’s notable detractors during the period
•
Stock selection within the information technology and energy sectors detracted from relative results during the period.
•
Within the information technology sector, several software holdings declined, due to a combination of company-specific issues and overall volatility within small-cap software that weighed on investor sentiment.
•
In the energy sector, the portfolio benefited from strong results delivered by various oil equipment and services holdings. However, these strong results were more than offset by a small number of underperformers in the oil and gas segment.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Investments in small-cap companies may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6
Columbia Variable Portfolio – Small Cap Value Fund  | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,130.00	1,020.54	4.67	4.43	0.88
Class 2	1,000.00	1,000.00	1,128.20	1,019.30	6.00	5.69	1.13
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Small Cap Value Fund  | Annual Report 2023
7

Portfolio of Investments
December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 100.2%
Issuer	Shares	Value ($)
Communication Services 2.7%
Diversified Telecommunication Services 0.2%
Bandwidth, Inc., Class A(a)	97,100	1,405,037
Entertainment 0.6%
Gaia, Inc.(a)	306,036	826,297
IMAX Corp.(a)	104,460	1,568,990
Playstudios, Inc.(a)	253,886	688,031
Total		3,083,318
Interactive Media & Services 0.4%
Shutterstock, Inc.	43,630	2,106,456
Media 0.5%
AdTheorent Holding Co., Inc.(a)	715,811	1,037,926
Innovid Corp.(a)	1,063,146	1,594,719
Total		2,632,645
Wireless Telecommunication Services 1.0%
Telephone and Data Systems, Inc.	162,685	2,985,270
United States Cellular Corp.(a)	54,138	2,248,892
Total		5,234,162
Total Communication Services		14,461,618
Consumer Discretionary 14.4%
Automobile Components 1.5%
Gentherm, Inc.(a)	40,990	2,146,237
Modine Manufacturing Co.(a)	65,069	3,884,619
Visteon Corp.(a)	18,880	2,358,112
Total		8,388,968
Broadline Retail 1.1%
Articore Group Ltd.(a)	2,158,982	1,018,135
Savers Value Village, Inc.(a)	275,084	4,780,960
Total		5,799,095
Distributors 0.0%
Educational Development Corp.(a)	144,855	168,032
Diversified Consumer Services 1.0%
American Public Education, Inc.(a)	232,146	2,240,209
Stride, Inc.(a)	49,823	2,957,991
Total		5,198,200
Common Stocks (continued)
Issuer	Shares	Value ($)
Hotels, Restaurants & Leisure 0.9%
Everi Holdings, Inc.(a)	185,200	2,087,204
PlayAGS, Inc.(a)	346,657	2,922,319
Total		5,009,523
Household Durables 3.5%
Cavco Industries, Inc.(a)	9,577	3,319,580
Century Communities, Inc.	34,860	3,177,140
Hamilton Beach Brands Holding Co.	185,308	3,241,037
iRobot Corp.(a)	44,020	1,703,574
Landsea Homes Corp.(a)	108,646	1,427,608
Legacy Housing Corp.(a)	95,516	2,408,914
Lifetime Brands, Inc.	176,561	1,184,724
Lovesac Co. (The)(a)	40,394	1,032,067
Universal Electronics, Inc.(a)	133,574	1,254,260
Total		18,748,904
Leisure Products 1.3%
Latham Group, Inc.(a)	368,920	970,260
Malibu Boats, Inc., Class A(a)	34,865	1,911,299
Topgolf Callaway Brands Corp.(a)	295,907	4,243,306
Total		7,124,865
Specialty Retail 3.4%
1-800-Flowers.com, Inc., Class A(a)	112,039	1,207,781
Advance Auto Parts, Inc.	42,230	2,577,297
Beyond, Inc.(a)	64,400	1,783,236
Brilliant Earth Group, Inc., Class A(a)	181,081	673,621
Citi Trends, Inc.(a)	54,220	1,533,342
Leslie’s, Inc.(a)	325,740	2,250,863
Lulu’s Fashion Lounge Holdings, Inc.(a)	342,390	636,845
National Vision Holdings, Inc.(a)	135,331	2,832,478
ThredUp, Inc., Class A(a)	639,227	1,438,261
Victoria’s Secret & Co.(a)	74,039	1,964,995
Zumiez, Inc.(a)	70,910	1,442,309
Total		18,341,028
The accompanying Notes to Financial Statements are an integral part of this statement.
8
Columbia Variable Portfolio – Small Cap Value Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Textiles, Apparel & Luxury Goods 1.7%
Canada Goose Holdings, Inc.(a)	228,820	2,711,517
Culp, Inc.(a)	117,040	677,661
Fossil Group, Inc.(a)	403,758	589,487
Movado Group, Inc.	61,185	1,844,728
Steven Madden Ltd.	86,754	3,643,668
Total		9,467,061
Total Consumer Discretionary		78,245,676
Consumer Staples 1.6%
Consumer Staples Distribution & Retail 0.6%
Andersons, Inc. (The)	54,062	3,110,728
Food Products 0.7%
Fresh Del Monte Produce, Inc.	86,943	2,282,254
Mission Produce, Inc.(a)	166,873	1,683,748
Total		3,966,002
Personal Care Products 0.3%
Honest Co., Inc. (The)(a)	532,721	1,757,979
Total Consumer Staples		8,834,709
Energy 6.8%
Energy Equipment & Services 2.1%
Natural Gas Services Group, Inc.(a)	139,024	2,235,506
Newpark Resources, Inc.(a)	226,838	1,506,204
Pason Systems, Inc.	272,949	3,330,882
Patterson-UTI Energy, Inc.	322,110	3,478,788
Profire Energy, Inc.(a)	440,433	797,184
Total		11,348,564
Oil, Gas & Consumable Fuels 4.7%
Callon Petroleum Co.(a)	71,610	2,320,164
CVR Energy, Inc.	98,560	2,986,368
Delek U.S. Holdings, Inc.	110,170	2,842,386
Kinetik Holdings, Inc.	74,123	2,475,708
Magnolia Oil & Gas Corp., Class A	98,910	2,105,794
Murphy Oil Corp.	165,138	7,044,787
Ring Energy, Inc.(a)	962,224	1,404,847
Talos Energy, Inc.(a)	202,191	2,877,178
W&T Offshore, Inc.	446,372	1,455,173
Total		25,512,405
Total Energy		36,860,969
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 22.7%
Banks 14.4%
Ameris Bancorp	92,178	4,890,043
Bank of Marin Bancorp	61,099	1,345,400
BankUnited, Inc.	121,082	3,926,689
Banner Corp.	65,654	3,516,428
Capital Bancorp, Inc.	77,627	1,878,573
Central Pacific Financial Corp.	90,423	1,779,525
Central Valley Community Bancorp	82,808	1,850,759
Columbia Banking System, Inc.	184,492	4,922,246
Community Trust Bancorp, Inc.	35,644	1,563,346
Eastern Bankshares, Inc.	203,700	2,892,540
First Community Corp.	82,087	1,767,333
First Financial Corp.	38,134	1,640,906
Heritage Financial Corp.	98,880	2,115,043
HomeStreet, Inc.	95,007	978,572
Northrim BanCorp, Inc.	56,720	3,244,951
OFG Bancorp	88,878	3,331,147
Popular, Inc.	66,298	5,441,077
Provident Financial Holdings, Inc.	77,436	976,468
Riverview Bancorp, Inc.	196,669	1,258,682
Sierra Bancorp	78,698	1,774,640
Southern First Bancshares, Inc.(a)	62,982	2,336,632
Synovus Financial Corp.	112,910	4,251,061
Territorial Bancorp, Inc.	100,233	1,117,598
Towne Bank	106,156	3,159,203
UMB Financial Corp.	69,213	5,782,746
WaFd, Inc.	121,736	4,012,419
Western New England Bancorp, Inc.	232,672	2,094,048
Zions Bancorp	104,680	4,592,312
Total		78,440,387
Capital Markets 0.7%
StoneX Group, Inc.(a)	52,014	3,840,194
Consumer Finance 0.4%
PROG Holdings, Inc.(a)	67,408	2,083,581
Financial Services 4.9%
Alerus Financial Corp.	85,952	1,924,465
Cass Information Systems, Inc.	35,391	1,594,365
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Cap Value Fund  | Annual Report 2023
9

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Essent Group Ltd.	130,523	6,883,783
EVERTEC, Inc.	58,940	2,413,004
International Money Express, Inc.(a)	73,810	1,630,463
MGIC Investment Corp.	263,126	5,075,700
NMI Holdings, Inc., Class A(a)	139,475	4,139,618
Payoneer Global, Inc.(a)	576,367	3,002,872
Total		26,664,270
Insurance 2.3%
Global Indemnity Group LLC	82,753	2,667,957
Greenlight Capital Re Ltd., Class A(a)	129,793	1,482,236
Horace Mann Educators Corp.	89,025	2,911,117
Mercury General Corp.	90,970	3,394,091
ProAssurance Corp.	137,024	1,889,561
Total		12,344,962
Total Financials		123,373,394
Health Care 8.5%
Biotechnology 3.8%
Apellis Pharmaceuticals, Inc.(a)	61,346	3,672,172
Arcutis Biotherapeutics, Inc.(a)	280,730	906,758
Arrowhead Pharmaceuticals, Inc.(a)	64,269	1,966,631
BioCryst Pharmaceuticals, Inc.(a)	249,398	1,493,894
Bioxcel Therapeutics, Inc.(a)	140,364	414,074
Celcuity, Inc.(a)	73,729	1,074,232
Insmed, Inc.(a)	88,640	2,746,954
Lexicon Pharmaceuticals, Inc.(a)	491,608	752,160
Natera, Inc.(a)	22,210	1,391,234
Olema Pharmaceuticals, Inc.(a)	67,108	941,525
SpringWorks Therapeutics, Inc.(a)	73,666	2,688,809
Travere Therapeutics, Inc.(a)	120,782	1,085,830
uniQure NV(a)	211,430	1,431,381
Total		20,565,654
Health Care Equipment & Supplies 1.0%
Inogen, Inc.(a)	229,118	1,257,858
LivaNova PLC(a)	46,366	2,398,977
Zimvie, Inc.(a)	104,260	1,850,615
Total		5,507,450
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Providers & Services 1.0%
Castle Biosciences, Inc.(a)	57,695	1,245,058
Enhabit, Inc.(a)	107,080	1,108,278
Fulgent Genetics, Inc.(a)	49,480	1,430,467
Guardant Health, Inc.(a)	60,834	1,645,560
Total		5,429,363
Health Care Technology 0.6%
Computer Programs & Systems, Inc.(a)	97,926	1,096,771
GoodRx Holdings, Inc., Class A(a)	350,813	2,350,447
Total		3,447,218
Life Sciences Tools & Services 0.2%
Codexis, Inc.(a)	296,911	905,578
Pharmaceuticals 1.9%
ANI Pharmaceuticals, Inc.(a)	36,779	2,027,994
Perrigo Co. PLC	99,110	3,189,360
Supernus Pharmaceuticals, Inc.(a)	64,117	1,855,546
Taro Pharmaceutical Industries Ltd.(a)	79,926	3,339,308
Total		10,412,208
Total Health Care		46,267,471
Industrials 16.2%
Aerospace & Defense 0.9%
Moog, Inc., Class A	33,214	4,808,723
Air Freight & Logistics 0.3%
Radiant Logistics, Inc.(a)	266,294	1,768,192
Building Products 2.1%
AZEK Co., Inc. (The)(a)	64,277	2,458,595
AZZ, Inc.	60,252	3,500,039
UFP Industries, Inc.	41,206	5,173,413
Total		11,132,047
Commercial Services & Supplies 1.3%
ACCO Brands Corp.	221,930	1,349,335
Healthcare Services Group, Inc.(a)	129,400	1,341,878
HNI Corp.	68,495	2,865,146
VSE Corp.	26,548	1,715,266
Total		7,271,625
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Columbia Variable Portfolio – Small Cap Value Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Electrical Equipment 1.4%
Encore Wire Corp.	24,239	5,177,451
Thermon(a)	66,202	2,156,199
Total		7,333,650
Ground Transportation 2.1%
Hertz Global Holdings, Inc.(a)	314,030	3,262,772
Marten Transport Ltd.	142,966	2,999,427
Schneider National, Inc., Class B	138,790	3,532,205
Werner Enterprises, Inc.	43,660	1,849,874
Total		11,644,278
Machinery 3.2%
Energy Recovery, Inc.(a)	59,717	1,125,068
Gorman-Rupp Co.	50,175	1,782,718
Greenbrier Companies, Inc. (The)	61,128	2,700,635
Hurco Companies, Inc.	72,970	1,571,044
John Bean Technologies Corp.	36,920	3,671,694
Manitex International, Inc.(a)	154,980	1,354,525
Markforged Holding Corp.(a)	822,767	674,669
Miller Industries, Inc.	29,974	1,267,600
Mueller Industries, Inc.	71,024	3,348,782
Total		17,496,735
Marine Transportation 1.0%
Costamare, Inc.	239,885	2,497,203
Kirby Corp.(a)	36,407	2,857,221
Total		5,354,424
Passenger Airlines 0.6%
Spirit Airlines, Inc.	126,516	2,073,597
Sun Country Airlines Holdings, Inc.(a)	89,199	1,403,101
Total		3,476,698
Professional Services 2.1%
IBEX Holdings Ltd.(a)	91,180	1,733,332
Korn/Ferry International	78,010	4,629,893
MAXIMUS, Inc.	29,700	2,490,642
TaskUS, Inc., Class A(a)	194,400	2,540,808
Total		11,394,675
Common Stocks (continued)
Issuer	Shares	Value ($)
Trading Companies & Distributors 1.2%
BlueLinx Holdings, Inc.(a)	15,807	1,791,091
H&E Equipment Services, Inc.	48,580	2,541,706
Karat Packaging, Inc.	89,374	2,220,944
Total		6,553,741
Total Industrials		88,234,788
Information Technology 9.0%
Communications Equipment 1.8%
Applied Optoelectronics, Inc.(a)	117,732	2,274,582
Casa Systems, Inc.(a)	613,913	325,374
Infinera Corp.(a)	301,270	1,431,033
Lumentum Holdings, Inc.(a)	75,068	3,935,065
Netscout Systems, Inc.(a)	83,512	1,833,088
Total		9,799,142
Electronic Equipment, Instruments & Components 3.1%
Airgain, Inc.(a)	161,649	575,470
FARO Technologies, Inc.(a)	90,822	2,046,220
IPG Photonics Corp.(a)	26,430	2,868,712
OSI Systems, Inc.(a)	21,007	2,710,953
Powerfleet, Inc.(a)	622,238	2,128,054
TTM Technologies, Inc.(a)	184,400	2,915,364
Vishay Precision Group, Inc.(a)	33,096	1,127,581
Vontier Corp.	81,490	2,815,480
Total		17,187,834
IT Services 0.8%
Kyndryl Holdings, Inc.(a)	205,857	4,277,708
Semiconductors & Semiconductor Equipment 1.8%
Cohu, Inc.(a)	83,391	2,951,208
MagnaChip Semiconductor Corp.(a)	156,110	1,170,825
Synaptics, Inc.(a)	43,340	4,944,227
Valens Semiconductor Ltd.(a)	339,149	830,915
Total		9,897,175
Software 1.3%
Cerence, Inc.(a)	64,755	1,273,083
Cognyte Software Ltd.(a)	173,473	1,115,431
Expensify, Inc., Class A(a)	179,525	443,427
Mitek Systems, Inc.(a)	106,628	1,390,429
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Cap Value Fund  | Annual Report 2023
11

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Red Violet, Inc.(a)	75,825	1,514,225
Upland Software, Inc.(a)	298,490	1,262,613
Total		6,999,208
Technology Hardware, Storage & Peripherals 0.2%
Nano Dimension Ltd., ADR(a)	403,930	969,432
Total Information Technology		49,130,499
Materials 9.4%
Chemicals 2.6%
Aspen Aerogels, Inc.(a)	195,577	3,086,205
Chemours Co. LLC (The)	137,031	4,321,958
Livent Corp.(a)	199,398	3,585,176
Tronox Holdings PLC, Class A	228,043	3,229,089
Total		14,222,428
Construction Materials 1.2%
Summit Materials, Inc., Class A(a)	168,838	6,493,509
Containers & Packaging 0.5%
Greif, Inc., Class A	41,579	2,727,167
Metals & Mining 4.7%
Ampco-Pittsburgh Corp.(a)	255,423	697,305
Capstone Copper Corp.(a)	561,175	2,731,654
Centerra Gold, Inc.	370,070	2,209,165
ERO Copper Corp.(a)	148,451	2,347,118
Ferroglobe PLC(a)	371,196	2,416,486
Hudbay Minerals, Inc.	450,667	2,479,425
MP Materials Corp.(a)	202,055	4,010,792
Olympic Steel, Inc.	24,547	1,637,285
Pan American Silver Corp.	217,813	3,556,886
Torex Gold Resources, Inc.(a)	144,684	1,596,378
Universal Stainless & Alloy Products, Inc.(a)	97,194	1,951,655
Total		25,634,149
Paper & Forest Products 0.4%
Clearwater Paper Corp.(a)	35,194	1,271,207
Glatfelter Corp.(a)	423,163	820,936
Total		2,092,143
Total Materials		51,169,396
Real Estate 5.5%
Diversified REITs 0.6%
American Assets Trust, Inc.	140,530	3,163,331
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care REITs 0.2%
Universal Health Realty Income Trust	25,500	1,102,875
Hotel & Resort REITs 1.3%
Park Hotels & Resorts, Inc.	235,600	3,604,680
RLJ Lodging Trust	305,975	3,586,027
Total		7,190,707
Office REITs 1.0%
Brandywine Realty Trust	377,650	2,039,310
Highwoods Properties, Inc.	139,270	3,197,639
Total		5,236,949
Retail REITs 0.9%
Macerich Co. (The)	305,440	4,712,939
Specialized REITs 1.5%
Outfront Media, Inc.	283,800	3,961,848
PotlatchDeltic Corp.	88,702	4,355,268
Total		8,317,116
Total Real Estate		29,723,917
Utilities 3.4%
Gas Utilities 2.0%
National Fuel Gas Co.	84,985	4,263,698
RGC Resources, Inc.	91,957	1,870,405
UGI Corp.	198,460	4,882,116
Total		11,016,219
Multi-Utilities 1.4%
Black Hills Corp.	73,085	3,942,936
Northwestern Energy Group, Inc.	66,834	3,401,182
Total		7,344,118
Total Utilities		18,360,337
Total Common Stocks (Cost $500,807,352)		544,662,774

The accompanying Notes to Financial Statements are an integral part of this statement.
12
Columbia Variable Portfolio – Small Cap Value Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Money Market Funds 0.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(b),(c)	435,202	435,115
Total Money Market Funds (Cost $435,074)		435,115
Total Investments in Securities (Cost: $501,242,426)		545,097,889
Other Assets & Liabilities, Net		(1,814,274)
Net Assets		543,283,615
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2023.
(c)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	17,351	103,093,798	(102,676,075)	41	435,115	(1,211)	106,176	435,202
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Cap Value Fund  | Annual Report 2023
13

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements   (continued)
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	14,461,618	—	—	14,461,618
Consumer Discretionary	77,227,541	1,018,135	—	78,245,676
Consumer Staples	8,834,709	—	—	8,834,709
Energy	36,860,969	—	—	36,860,969
Financials	123,373,394	—	—	123,373,394
Health Care	46,267,471	—	—	46,267,471
Industrials	88,234,788	—	—	88,234,788
Information Technology	49,130,499	—	—	49,130,499
Materials	51,169,396	—	—	51,169,396
Real Estate	29,723,917	—	—	29,723,917
Utilities	18,360,337	—	—	18,360,337
Total Common Stocks	543,644,639	1,018,135	—	544,662,774
Money Market Funds	435,115	—	—	435,115
Total Investments in Securities	544,079,754	1,018,135	—	545,097,889
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
The accompanying Notes to Financial Statements are an integral part of this statement.
14
Columbia Variable Portfolio – Small Cap Value Fund  | Annual Report 2023

Statement of Assets and Liabilities
December 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $500,807,352)	$544,662,774
Affiliated issuers (cost $435,074)	435,115
Receivable for:
Investments sold	1,211,505
Capital shares sold	141,203
Dividends	851,814
Foreign tax reclaims	2,472
Expense reimbursement due from Investment Manager	1,496
Prepaid expenses	6,265
Deferred compensation of board members	113,708
Total assets	547,426,352
Liabilities
Foreign currency (cost $2,473)	2,472
Payable for:
Investments purchased	1,450,426
Capital shares redeemed	1,254,822
Management services fees	13,084
Distribution and/or service fees	1,518
Service fees	52,131
Compensation of chief compliance officer	93
Interfund lending	1,200,000
Compensation of board members	1,151
Other expenses	30,935
Deferred compensation of board members	136,105
Total liabilities	4,142,737
Net assets applicable to outstanding capital stock	$543,283,615
Represented by
Paid in capital	474,952,619
Total distributable earnings (loss)	68,330,996
Total - representing net assets applicable to outstanding capital stock	$543,283,615
Class 1
Net assets	$323,831,515
Shares outstanding	24,956,517
Net asset value per share	$12.98
Class 2
Net assets	$219,452,100
Shares outstanding	17,131,325
Net asset value per share	$12.81
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Cap Value Fund  | Annual Report 2023
15

Statement of Operations
Year Ended December 31, 2023

Net investment income
Income:
Dividends — unaffiliated issuers	$8,174,244
Dividends — affiliated issuers	106,176
Foreign taxes withheld	(66,540)
Total income	8,213,880
Expenses:
Management services fees	4,402,734
Distribution and/or service fees
Class 2	489,405
Service fees	417,933
Custodian fees	25,582
Printing and postage fees	31,415
Accounting services fees	30,090
Legal fees	18,414
Interest on interfund lending	4,005
Compensation of chief compliance officer	93
Compensation of board members	17,126
Deferred compensation of board members	6,598
Other	18,514
Total expenses	5,461,909
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(508,195)
Total net expenses	4,953,714
Net investment income	3,260,166
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	22,260,088
Investments — affiliated issuers	(1,211)
Foreign currency translations	224
Net realized gain	22,259,101
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	79,127,151
Investments — affiliated issuers	41
Foreign currency translations	1
Net change in unrealized appreciation (depreciation)	79,127,193
Net realized and unrealized gain	101,386,294
Net increase in net assets resulting from operations	$104,646,460
The accompanying Notes to Financial Statements are an integral part of this statement.
16
Columbia Variable Portfolio – Small Cap Value Fund  | Annual Report 2023

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income	$3,260,166	$3,223,931
Net realized gain	22,259,101	37,000,599
Net change in unrealized appreciation (depreciation)	79,127,193	(95,438,319)
Net increase (decrease) in net assets resulting from operations	104,646,460	(55,213,789)
Distributions to shareholders
Net investment income and net realized gains
Class 1	(25,154,005)	(134,518,457)
Class 2	(15,116,508)	(79,388,766)
Total distributions to shareholders	(40,270,513)	(213,907,223)
Increase (decrease) in net assets from capital stock activity	(33,372,469)	139,563,102
Total increase (decrease) in net assets	31,003,478	(129,557,910)
Net assets at beginning of year	512,280,137	641,838,047
Net assets at end of year	$543,283,615	$512,280,137

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	293,748	3,436,519	223,773	3,532,153
Distributions reinvested	2,070,289	25,154,005	11,738,085	134,518,457
Shares redeemed	(5,153,857)	(63,532,349)	(3,664,462)	(54,106,164)
Net increase (decrease)	(2,789,820)	(34,941,825)	8,297,396	83,944,446
Class 2
Shares sold	1,269,224	14,950,934	807,729	13,543,027
Distributions reinvested	1,258,660	15,116,508	7,006,952	79,388,766
Shares redeemed	(2,416,891)	(28,498,086)	(2,371,837)	(37,313,137)
Net increase	110,993	1,569,356	5,442,844	55,618,656
Total net increase (decrease)	(2,678,827)	(33,372,469)	13,740,240	139,563,102
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Cap Value Fund  | Annual Report 2023
17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class 1
Year Ended 12/31/2023	$11.50	0.09	2.37	2.46	(0.10)	(0.88)	(0.98)
Year Ended 12/31/2022	$20.75	0.10	(1.93)	(1.83)	(0.14)	(7.28)	(7.42)
Year Ended 12/31/2021	$16.17	0.12	4.59	4.71	(0.13)	—	(0.13)
Year Ended 12/31/2020	$15.67	0.14	1.01	1.15	(0.08)	(0.57)	(0.65)
Year Ended 12/31/2019	$14.22	0.15	2.79	2.94	(0.09)	(1.40)	(1.49)
Class 2
Year Ended 12/31/2023	$11.35	0.06	2.34	2.40	(0.06)	(0.88)	(0.94)
Year Ended 12/31/2022	$20.58	0.06	(1.92)	(1.86)	(0.09)	(7.28)	(7.37)
Year Ended 12/31/2021	$16.06	0.06	4.56	4.62	(0.10)	—	(0.10)
Year Ended 12/31/2020	$15.55	0.10	1.02	1.12	(0.04)	(0.57)	(0.61)
Year Ended 12/31/2019	$14.12	0.08	2.79	2.87	(0.04)	(1.40)	(1.44)

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
18
Columbia Variable Portfolio – Small Cap Value Fund  | Annual Report 2023

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2023	$12.98	21.94%	0.98% (c)	0.88% (c)	0.73%	59%	$323,832
Year Ended 12/31/2022	$11.50	(8.69% )	0.95% (c)	0.88% (c)	0.67%	52%	$319,024
Year Ended 12/31/2021	$20.75	29.19%	0.97% (c)	0.88% (c)	0.58%	69%	$403,571
Year Ended 12/31/2020	$16.17	8.80%	1.02% (c)	0.90% (c)	1.05%	57%	$373,200
Year Ended 12/31/2019	$15.67	21.34%	1.04% (c)	0.92% (c)	1.00%	60%	$316,513
Class 2
Year Ended 12/31/2023	$12.81	21.67%	1.23% (c)	1.13% (c)	0.50%	59%	$219,452
Year Ended 12/31/2022	$11.35	(8.97% )	1.20% (c)	1.13% (c)	0.43%	52%	$193,256
Year Ended 12/31/2021	$20.58	28.80%	1.21% (c)	1.13% (c)	0.31%	69%	$238,267
Year Ended 12/31/2020	$16.06	8.59%	1.27% (c)	1.15% (c)	0.80%	57%	$322,390
Year Ended 12/31/2019	$15.55	20.98%	1.31% (c)	1.17% (c)	0.52%	60%	$315,238
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Small Cap Value Fund  | Annual Report 2023
19

Notes to Financial Statements
December 31, 2023
Note 1. Organization
Columbia Variable Portfolio – Small Cap Value Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
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Columbia Variable Portfolio – Small Cap Value Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Variable Portfolio – Small Cap Value Fund  | Annual Report 2023
21

Notes to Financial Statements (continued)
December 31, 2023
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, because the Fund meets the exception under Internal Revenue Code Section 4982(f), the Fund expects not to be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to subaccounts
Distributions to the subaccounts of Contracts, Qualified Plans and Qualified Investors are recorded at the close of business on the record date and are payable on the first business day following the record date. Dividends from net investment income, if any, are declared and distributed annually. Capital gain distributions, when available, will be made annually. However, an additional capital gain distribution may be made during the fiscal year in order to comply with the Internal Revenue Code, as applicable to registered investment companies. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. All dividends and distributions are reinvested in additional shares of the applicable share class of the Fund at the net asset value as of the ex-dividend date of the distribution.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
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Columbia Variable Portfolio – Small Cap Value Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2023 was 0.87% of the Fund’s average daily net assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Transactions with affiliates
The Fund is permitted to engage in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers under specified conditions outlined in a policy adopted by the Board, pursuant to Rule 17a-7 under the 1940 Act (cross-trades). The Board relies on quarterly written representation from the Fund’s Chief Compliance Officer that cross-trades complied with approved policy.
For the year ended December 31, 2023, the Fund engaged in cross-trades as follows:
Purchases ($)	Sales ($)	Net realized gain (loss) ($)
185,476	—	—
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2023 was 0.08% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Columbia Variable Portfolio – Small Cap Value Fund  | Annual Report 2023
23

Notes to Financial Statements (continued)
December 31, 2023
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
Fee rate(s) contractual through April 30, 2024
Class 1	0.88%
Class 2	1.13
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At December 31, 2023, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, investments in partnerships and/or grantor trusts, trustees’ deferred compensation, foreign currency transactions, distribution reclassifications and miscellaneous adjustments.  To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(53,972)	53,972	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
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Columbia Variable Portfolio – Small Cap Value Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
The tax character of distributions paid during the years indicated was as follows:
Year Ended December 31, 2023			Year Ended December 31, 2022
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
7,917,695	32,352,818	40,270,513	64,453,867	149,453,356	213,907,223
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
16,737,898	8,071,056	—	43,648,164
At December 31, 2023, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
501,449,725	96,763,834	(53,115,670)	43,648,164
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $302,368,582 and $368,074,923, respectively, for the year ended December 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Columbia Variable Portfolio – Small Cap Value Fund  | Annual Report 2023
25

Notes to Financial Statements (continued)
December 31, 2023
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended December 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	881,250	5.54	32
Interest expense incurred by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had an outstanding interfund loan balance at December 31, 2023 as shown in the Statement of Assets and Liabilities. The loans are unsecured.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2023.
Note 9. Significant risks
Financial sector risk
The Fund may be vulnerable to the particular risks that may affect companies in the financial services sector. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to one or more industries or sectors, which makes them vulnerable to economic conditions that affect such industries or sectors. Performance of such companies may be affected by competitive pressures and exposure to investments, agreements and counterparties, including credit products that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant
26
Columbia Variable Portfolio – Small Cap Value Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At December 31, 2023, one unaffiliated shareholder of record owned 28.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 58.5% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Small- and mid-cap company risk
Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
Columbia Variable Portfolio – Small Cap Value Fund  | Annual Report 2023
27

Notes to Financial Statements (continued)
December 31, 2023
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
28
Columbia Variable Portfolio – Small Cap Value Fund  | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Columbia Variable Portfolio – Small Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Small Cap Value Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Small Cap Value Fund  | Annual Report 2023
29

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended December 31, 2023.
Dividends received deduction	Capital gain dividend
81.48%	$8,576,598
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

30
Columbia Variable Portfolio – Small Cap Value Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 31, 2023; Adjunct Professor of
Finance, Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Columbia Variable Portfolio – Small Cap Value Fund  | Annual Report 2023
31

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company since November
2013 (Chair of the Board,
since May 2021) (food
distributor); Director, Aircastle
Limited (Chair of Audit
Committee) (aircraft leasing),
since August 2006; former
Director, Nash Finch Company
(food distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
32
Columbia Variable Portfolio – Small Cap Value Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
Columbia Variable Portfolio – Small Cap Value Fund  | Annual Report 2023
33

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds
Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds
Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig,
Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

34
Columbia Variable Portfolio – Small Cap Value Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

Columbia Variable Portfolio – Small Cap Value Fund  | Annual Report 2023
35

Columbia Variable Portfolio – Small Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2024 Columbia Management Investment Advisers, LLC.
ANN7024_12_C01_(02/24)

Annual Report
December 31, 2023
Columbia Variable Portfolio – Contrarian Core Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require that funds transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in a fund. Much of the information, including a fund’s financial statements, that is currently disclosed in a fund’s shareholder reports will instead be made available on the fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires a fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their fund documents electronically.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Columbia Variable Portfolio – Contrarian Core Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Variable Portfolio – Contrarian Core Fund | Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund seeks total return, consisting of long-term capital appreciation and current income.

Portfolio management
Guy Pope, CFA
Portfolio Manager
Managed Fund since 2012

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years
Class 1	04/30/12	32.17	16.83	11.82
Class 2	04/30/12	31.88	16.54	11.54
Russell 1000 Index		26.53	15.52	11.80
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Columbia Variable Portfolio – Contrarian Core Fund  | Annual Report 2023
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2013 — December 31, 2023)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Columbia Variable Portfolio – Contrarian Core Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Portfolio breakdown (%) (at December 31, 2023)
Common Stocks	98.4
Money Market Funds	1.6
Total	100.0
Percentages indicated are based upon total investments excluding investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Equity sector breakdown (%) (at December 31, 2023)
Communication Services	12.8
Consumer Discretionary	7.7
Consumer Staples	5.2
Energy	4.0
Financials	12.4
Health Care	13.2
Industrials	10.1
Information Technology	28.3
Materials	2.8
Real Estate	1.3
Utilities	2.2
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
4
Columbia Variable Portfolio – Contrarian Core Fund  | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
At December 31, 2023, approximately 88.59% of the Fund’s shares were owned in the aggregate by affiliated funds-of-funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager). As a result of asset allocation decisions by the Investment Manager, it is possible that the Fund may experience relatively large purchases or redemptions from affiliated funds-of-funds. The Investment Manager seeks to minimize the impact of these transactions by structuring them over a reasonable period of time. The Fund may also experience increased expenses as it buys and sells securities as a result of purchases or redemptions by affiliated funds-of-funds.
For the 12-month period that ended December 31, 2023, Class 2 shares of Columbia Variable Portfolio – Contrarian Core Fund returned 31.88%. The Fund’s benchmark, the Russell 1000 Index, returned 26.53% for the same time period.
Market overview
U.S. large-cap stocks posted a robust total return in 2023, although the upward path was uneven. After a strong start to the year, March 2023 saw stocks turn lower in response to a regional banking crisis. Following actions by the U.S. Federal Reserve (Fed) to provide liquidity and stabilize the financial sector, the market moved higher for much of April through July as bank concerns eased and investors began to anticipate an end to the Fed’s series of rate hikes.  August saw the beginning of a market downturn, as a sharp increase in oil prices fueled concerns that inflation, which had been on the decline, would reaccelerate and lead the Fed to keep interest rates elevated for an extended period. Treasury yields spiked in response and stocks retreated into late October.
In November, declining oil prices and a string of reports suggesting that inflation was cooling led bond yields lower and stocks higher. Sentiment was further boosted in December as Fed Chair Jerome Powell indicated that the central bank could begin to cut interest rates as soon as early 2024. At the same time, continued positive U.S. economic data raised hopes that the Fed had succeeded in bringing about a “soft landing” despite having raised the lower bound of its benchmark overnight lending rate from 0% to 5.25% between March 2022 and July 2023. Against this backdrop, the market rose into the end of 2023 with many major stock indices finishing the year near all-time highs.
The Fund’s notable contributors during the period
•
Stock selection drove the Fund’s strong absolute performance during the period and outperformance of its benchmark, most notably in the information technology, industrials and health care sectors.
•
Sector allocations also contributed, with the Fund’s overweight to the communication services and underweights to the real estate and utilities sectors aiding relative results.
•
Securities that benefited the Fund’s performance most during the period included ride-sharing and food delivery service Uber Technologies, Inc., semiconductor company NVIDIA Corp., Facebook parent Meta Platforms, Inc., and industrial conglomerate General Electric Co.
The Fund’s notable detractors during the period
•
Stock selection within the materials, real estate and communication services sectors dampened Fund results versus the benchmark.
•
The Fund’s underweight in the consumer discretionary sector and health care sectors also detracted from relative results during the period.
•
Individual holdings that weighed most on performance relative to the benchmark during the period included aerospace and defense company RTX Corp., energy giant Chevron Corp., health insurance provider Elevance Health, Inc. and electric utility American Electric Power Co., Inc.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Growth securities, at times, may not perform as well as value securities or the stock market in general and
Columbia Variable Portfolio – Contrarian Core Fund  | Annual Report 2023
5

Manager Discussion of Fund Performance (continued)
(Unaudited)
may be out of favor with investors. Value securities may be unprofitable if the market fails to recognize their intrinsic worth or the portfolio manager misgauged that worth. The Fund may invest significantly in issuers within a particular sector, which may be negatively affected by market, economic or other conditions, making the Fund more vulnerable to unfavorable developments in the sector. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6
Columbia Variable Portfolio – Contrarian Core Fund  | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,094.80	1,021.54	3.55	3.43	0.68
Class 2	1,000.00	1,000.00	1,093.90	1,020.29	4.85	4.68	0.93
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Variable Portfolio – Contrarian Core Fund  | Annual Report 2023
7

Portfolio of Investments
December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 98.1%
Issuer	Shares	Value ($)
Communication Services 12.6%
Entertainment 1.6%
Endeavor Group Holdings, Inc., Class A	422,116	10,016,813
Take-Two Interactive Software, Inc.(a)	74,777	12,035,358
Total		22,052,171
Interactive Media & Services 8.9%
Alphabet, Inc., Class A(a)	206,020	28,778,934
Alphabet, Inc., Class C(a)	176,798	24,916,142
Match Group, Inc.(a)	290,175	10,591,388
Meta Platforms, Inc., Class A(a)	109,149	38,634,380
Pinterest, Inc., Class A(a)	333,728	12,361,285
ZoomInfo Technologies, Inc.(a)	508,388	9,400,094
Total		124,682,223
Media 1.0%
Comcast Corp., Class A	311,752	13,670,325
Wireless Telecommunication Services 1.1%
T-Mobile US, Inc.	96,103	15,408,194
Total Communication Services		175,812,913
Consumer Discretionary 7.5%
Automobiles 0.6%
Tesla, Inc.(a)	35,662	8,861,294
Broadline Retail 4.3%
Amazon.com, Inc.(a)	390,540	59,338,648
Hotels, Restaurants & Leisure 0.8%
Las Vegas Sands Corp.	212,570	10,460,569
McDonald’s Corp.	4,633	1,373,731
Total		11,834,300
Textiles, Apparel & Luxury Goods 1.8%
NIKE, Inc., Class B	128,819	13,985,879
Tapestry, Inc.	302,123	11,121,147
Total		25,107,026
Total Consumer Discretionary		105,141,268
Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Staples 5.1%
Consumer Staples Distribution & Retail 2.6%
Dollar Tree, Inc.(a)	56,426	8,015,313
Sysco Corp.	153,303	11,211,049
Walmart, Inc.	110,882	17,480,547
Total		36,706,909
Food Products 0.8%
Mondelez International, Inc., Class A	159,378	11,543,748
Household Products 1.0%
Procter & Gamble Co. (The)	96,815	14,187,270
Personal Care Products 0.7%
Coty, Inc., Class A(a)	708,802	8,803,321
Total Consumer Staples		71,241,248
Energy 4.0%
Oil, Gas & Consumable Fuels 4.0%
Canadian Natural Resources Ltd.	240,598	15,763,981
Chevron Corp.	172,830	25,779,323
EOG Resources, Inc.	114,630	13,864,498
Total		55,407,802
Total Energy		55,407,802
Financials 12.2%
Banks 4.0%
Bank of America Corp.	560,815	18,882,641
JPMorgan Chase & Co.	136,741	23,259,644
Wells Fargo & Co.	285,313	14,043,106
Total		56,185,391
Capital Markets 2.9%
BlackRock, Inc.	28,676	23,279,177
Charles Schwab Corp. (The)	85,973	5,914,942
S&P Global, Inc.	24,205	10,662,787
Total		39,856,906
Consumer Finance 0.7%
American Express Co.	55,198	10,340,794
The accompanying Notes to Financial Statements are an integral part of this statement.
8
Columbia Variable Portfolio – Contrarian Core Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Financial Services 4.5%
Berkshire Hathaway, Inc., Class B(a)	25,491	9,091,620
Block, Inc., Class A(a)	126,477	9,782,996
MasterCard, Inc., Class A	47,735	20,359,455
Visa, Inc., Class A	89,952	23,419,003
Total		62,653,074
Insurance 0.1%
Aon PLC, Class A	4,864	1,415,521
Total Financials		170,451,686
Health Care 13.0%
Biotechnology 3.3%
AbbVie, Inc.	141,858	21,983,734
BioMarin Pharmaceutical, Inc.(a)	108,930	10,503,031
Vertex Pharmaceuticals, Inc.(a)	34,266	13,942,493
Total		46,429,258
Health Care Equipment & Supplies 1.9%
Abbott Laboratories	61,599	6,780,202
Becton Dickinson & Co.	37,589	9,165,326
Boston Scientific Corp.(a)	176,652	10,212,252
Total		26,157,780
Health Care Providers & Services 3.1%
Elevance Health, Inc.	52,232	24,630,522
UnitedHealth Group, Inc.	35,281	18,574,388
Total		43,204,910
Life Sciences Tools & Services 2.0%
Danaher Corp.	32,076	7,420,462
IQVIA Holdings, Inc.(a)	31,668	7,327,342
Thermo Fisher Scientific, Inc.	25,611	13,594,062
Total		28,341,866
Pharmaceuticals 2.7%
Eli Lilly & Co.	34,019	19,830,356
Pfizer, Inc.	588,075	16,930,679
Total		36,761,035
Total Health Care		180,894,849
Common Stocks (continued)
Issuer	Shares	Value ($)
Industrials 9.9%
Aerospace & Defense 1.5%
L3Harris Technologies, Inc.	53,666	11,303,133
RTX Corp.	121,196	10,197,431
Total		21,500,564
Air Freight & Logistics 1.3%
United Parcel Service, Inc., Class B	114,944	18,072,645
Electrical Equipment 1.2%
Emerson Electric Co.	173,873	16,923,059
Ground Transportation 2.4%
Uber Technologies, Inc.(a)	176,472	10,865,381
Union Pacific Corp.	90,129	22,137,485
Total		33,002,866
Industrial Conglomerates 2.3%
General Electric Co.	113,237	14,452,439
Honeywell International, Inc.	82,072	17,211,319
Total		31,663,758
Machinery 1.2%
Parker-Hannifin Corp.	38,060	17,534,242
Total Industrials		138,697,134
Information Technology 27.7%
Electronic Equipment, Instruments & Components 1.3%
TE Connectivity Ltd.	129,219	18,155,270
IT Services 2.3%
Accenture PLC, Class A	41,474	14,553,641
International Business Machines Corp.	104,940	17,162,937
Total		31,716,578
Semiconductors & Semiconductor Equipment 7.7%
Advanced Micro Devices, Inc.(a)	63,154	9,309,531
Entegris, Inc.	70,543	8,452,462
Lam Research Corp.	21,660	16,965,412
Marvell Technology, Inc.	94,114	5,676,015
NVIDIA Corp.	101,667	50,347,532
QUALCOMM, Inc.	123,095	17,803,230
Total		108,554,182
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Contrarian Core Fund  | Annual Report 2023
9

Portfolio of Investments (continued)
December 31, 2023
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 10.4%
Adobe, Inc.(a)	23,615	14,088,709
Intuit, Inc.	35,888	22,431,077
Microsoft Corp.	269,560	101,365,342
Palo Alto Networks, Inc.(a)	23,836	7,028,760
Total		144,913,888
Technology Hardware, Storage & Peripherals 6.0%
Apple, Inc.	435,738	83,892,637
Total Information Technology		387,232,555
Materials 2.7%
Chemicals 1.1%
Sherwin-Williams Co. (The)	48,157	15,020,168
Containers & Packaging 0.8%
Avery Dennison Corp.	57,212	11,565,978
Metals & Mining 0.8%
Newmont Corp.	280,682	11,617,428
Total Materials		38,203,574
Real Estate 1.3%
Specialized REITs 1.3%
American Tower Corp.	82,631	17,838,380
Total Real Estate		17,838,380
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 2.1%
Multi-Utilities 2.1%
Ameren Corp.	154,132	11,149,909
DTE Energy Co.	90,603	9,989,887
Public Service Enterprise Group, Inc.	138,210	8,451,541
Total		29,591,337
Total Utilities		29,591,337
Total Common Stocks (Cost $987,426,655)		1,370,512,746

Money Market Funds 1.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(b),(c)	22,897,052	22,892,473
Total Money Market Funds (Cost $22,892,473)		22,892,473
Total Investments in Securities (Cost: $1,010,319,128)		1,393,405,219
Other Assets & Liabilities, Net		3,680,338
Net Assets		1,397,085,557
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at December 31, 2023.
(c)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	37,684,790	302,564,085	(317,353,481)	(2,921)	22,892,473	(1,444)	1,123,288	22,897,052
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Columbia Variable Portfolio – Contrarian Core Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements   (continued)
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	175,812,913	—	—	175,812,913
Consumer Discretionary	105,141,268	—	—	105,141,268
Consumer Staples	71,241,248	—	—	71,241,248
Energy	55,407,802	—	—	55,407,802
Financials	170,451,686	—	—	170,451,686
Health Care	180,894,849	—	—	180,894,849
Industrials	138,697,134	—	—	138,697,134
Information Technology	387,232,555	—	—	387,232,555
Materials	38,203,574	—	—	38,203,574
Real Estate	17,838,380	—	—	17,838,380
Utilities	29,591,337	—	—	29,591,337
Total Common Stocks	1,370,512,746	—	—	1,370,512,746
Money Market Funds	22,892,473	—	—	22,892,473
Total Investments in Securities	1,393,405,219	—	—	1,393,405,219
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Contrarian Core Fund  | Annual Report 2023
11

Statement of Assets and Liabilities
December 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $987,426,655)	$1,370,512,746
Affiliated issuers (cost $22,892,473)	22,892,473
Receivable for:
Investments sold	12,838,045
Capital shares sold	23,247
Dividends	714,383
Foreign tax reclaims	18,158
Expense reimbursement due from Investment Manager	2,472
Prepaid expenses	12,005
Deferred compensation of board members	196,083
Total assets	1,407,209,612
Liabilities
Payable for:
Investments purchased	8,105,064
Capital shares redeemed	1,721,996
Management services fees	27,826
Distribution and/or service fees	1,191
Service fees	12,521
Compensation of chief compliance officer	256
Compensation of board members	1,860
Other expenses	22,977
Deferred compensation of board members	230,364
Total liabilities	10,124,055
Net assets applicable to outstanding capital stock	$1,397,085,557
Represented by
Trust capital	$1,397,085,557
Total - representing net assets applicable to outstanding capital stock	$1,397,085,557
Class 1
Net assets	$1,223,796,528
Shares outstanding	27,969,334
Net asset value per share	$43.75
Class 2
Net assets	$173,289,029
Shares outstanding	4,075,689
Net asset value per share	$42.52
The accompanying Notes to Financial Statements are an integral part of this statement.
12
Columbia Variable Portfolio – Contrarian Core Fund  | Annual Report 2023

Statement of Operations
Year Ended December 31, 2023

Net investment income
Income:
Dividends — unaffiliated issuers	$17,160,582
Dividends — affiliated issuers	1,123,288
Interfund lending	114
Foreign taxes withheld	(103,145)
Total income	18,180,839
Expenses:
Management services fees	9,760,107
Distribution and/or service fees
Class 2	372,615
Service fees	105,977
Custodian fees	17,180
Printing and postage fees	13,904
Accounting services fees	30,090
Legal fees	29,119
Compensation of chief compliance officer	257
Compensation of board members	27,871
Deferred compensation of board members	10,306
Other	27,056
Total expenses	10,394,482
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(873,397)
Total net expenses	9,521,085
Net investment income	8,659,754
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	117,213,864
Investments — affiliated issuers	(1,444)
Foreign currency translations	444
Net realized gain	117,212,864
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	252,857,436
Investments — affiliated issuers	(2,921)
Foreign currency translations	2,693
Net change in unrealized appreciation (depreciation)	252,857,208
Net realized and unrealized gain	370,070,072
Net increase in net assets resulting from operations	$378,729,826
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Contrarian Core Fund  | Annual Report 2023
13

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income	$8,659,754	$9,384,893
Net realized gain	117,212,864	83,119,653
Net change in unrealized appreciation (depreciation)	252,857,208	(394,766,107)
Net increase (decrease) in net assets resulting from operations	378,729,826	(302,261,561)
Decrease in net assets from capital stock activity	(265,606,743)	(89,032,389)
Total increase (decrease) in net assets	113,123,083	(391,293,950)
Net assets at beginning of year	1,283,962,474	1,675,256,424
Net assets at end of year	$1,397,085,557	$1,283,962,474

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	111,810	4,292,255	146,080	5,048,992
Shares redeemed	(7,001,895)	(271,742,749)	(2,457,534)	(91,794,593)
Net decrease	(6,890,085)	(267,450,494)	(2,311,454)	(86,745,601)
Class 2
Shares sold	400,990	15,216,965	293,304	10,284,646
Shares redeemed	(361,383)	(13,373,214)	(358,478)	(12,571,434)
Net increase (decrease)	39,607	1,843,751	(65,174)	(2,286,788)
Total net decrease	(6,850,478)	(265,606,743)	(2,376,628)	(89,032,389)
The accompanying Notes to Financial Statements are an integral part of this statement.
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Columbia Variable Portfolio – Contrarian Core Fund  | Annual Report 2023
15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2023	$33.10	0.25	10.40	10.65
Year Ended 12/31/2022	$40.69	0.25	(7.84)	(7.59)
Year Ended 12/31/2021	$32.74	0.20	7.75	7.95
Year Ended 12/31/2020	$26.76	0.25	5.73	5.98
Year Ended 12/31/2019	$20.10	0.27	6.39	6.66
Class 2
Year Ended 12/31/2023	$32.24	0.16	10.12	10.28
Year Ended 12/31/2022	$39.73	0.15	(7.64)	(7.49)
Year Ended 12/31/2021	$32.05	0.11	7.57	7.68
Year Ended 12/31/2020	$26.27	0.17	5.61	5.78
Year Ended 12/31/2019	$19.78	0.21	6.28	6.49

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
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Columbia Variable Portfolio – Contrarian Core Fund  | Annual Report 2023

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2023	$43.75	32.17%	0.74%	0.68%	0.67%	42%	$1,223,797
Year Ended 12/31/2022	$33.10	(18.65% )	0.74%	0.69%	0.69%	48%	$1,153,825
Year Ended 12/31/2021	$40.69	24.28%	0.73%	0.70%	0.54%	45%	$1,512,305
Year Ended 12/31/2020	$32.74	22.35%	0.74% (c)	0.69% (c)	0.91%	58%	$1,449,079
Year Ended 12/31/2019	$26.76	33.13%	0.74% (c)	0.70% (c)	1.16%	43%	$1,433,380
Class 2
Year Ended 12/31/2023	$42.52	31.88%	1.00%	0.93%	0.42%	42%	$173,289
Year Ended 12/31/2022	$32.24	(18.85% )	0.99%	0.94%	0.44%	48%	$130,137
Year Ended 12/31/2021	$39.73	23.96%	0.98%	0.95%	0.29%	45%	$162,952
Year Ended 12/31/2020	$32.05	22.00%	0.99% (c)	0.94% (c)	0.65%	58%	$132,736
Year Ended 12/31/2019	$26.27	32.81%	0.99% (c)	0.95% (c)	0.90%	43%	$112,800
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Variable Portfolio – Contrarian Core Fund  | Annual Report 2023
17

Notes to Financial Statements
December 31, 2023
Note 1. Organization
Columbia Variable Portfolio – Contrarian Core Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated and unaffiliated life insurance companies (Participating Insurance Companies) as well as qualified pension and retirement plans (Qualified Plans) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by participating in a Qualified Plan or by buying a Contract and making allocations to the Fund. Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different net investment income distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own cost structure and other features.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
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Columbia Variable Portfolio – Contrarian Core Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Variable Portfolio – Contrarian Core Fund  | Annual Report 2023
19

Notes to Financial Statements (continued)
December 31, 2023
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The Fund’s net assets are reported at the partner-level for federal income tax purposes.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting
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Columbia Variable Portfolio – Contrarian Core Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.555% as the Fund’s net assets increase. The effective management services fee rate for the year ended December 31, 2023 was 0.725% of the Fund’s average daily net assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2023 was 0.01% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Class 2 shares. The Fund pays no distribution and service fees for Class 1 shares.
Columbia Variable Portfolio – Contrarian Core Fund  | Annual Report 2023
21

Notes to Financial Statements (continued)
December 31, 2023
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	Contractual expense cap July 1, 2023 through April 30, 2024	Voluntary expense cap May 1, 2023 through June 30, 2023	Contractual expense cap prior to May 1, 2023
Class 1	0.68%	0.68%	0.68%
Class 2	0.93	0.93	0.93
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $558,473,437 and $809,608,474, respectively, for the year ended December 31, 2023. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
22
Columbia Variable Portfolio – Contrarian Core Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
The Fund’s activity in the Interfund Program during the year ended December 31, 2023 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Lender	700,000	5.85	1
Interest income earned by the Fund is recorded as interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at December 31, 2023.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2023.
Note 8. Significant risks
Information technology sector risk
The Fund may be vulnerable to the particular risks that may affect companies in the information technology sector. Companies in the information technology sector are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many information technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term. Some companies in the information technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action, which could negatively impact the value of their securities.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events
Columbia Variable Portfolio – Contrarian Core Fund  | Annual Report 2023
23

Notes to Financial Statements (continued)
December 31, 2023
such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At December 31, 2023, affiliated shareholders of record owned 99.2% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
24
Columbia Variable Portfolio – Contrarian Core Fund  | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Columbia Variable Portfolio – Contrarian Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Variable Portfolio – Contrarian Core Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Variable Portfolio – Contrarian Core Fund  | Annual Report 2023
25

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

26
Columbia Variable Portfolio – Contrarian Core Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 31, 2023; Adjunct Professor of
Finance, Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

Columbia Variable Portfolio – Contrarian Core Fund  | Annual Report 2023
27

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company since November
2013 (Chair of the Board,
since May 2021) (food
distributor); Director, Aircastle
Limited (Chair of Audit
Committee) (aircraft leasing),
since August 2006; former
Director, Nash Finch Company
(food distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
28
Columbia Variable Portfolio – Contrarian Core Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
Columbia Variable Portfolio – Contrarian Core Fund  | Annual Report 2023
29

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds
Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds
Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig,
Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

30
Columbia Variable Portfolio – Contrarian Core Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

Columbia Variable Portfolio – Contrarian Core Fund  | Annual Report 2023
31

Columbia Variable Portfolio – Contrarian Core Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2024 Columbia Management Investment Advisers, LLC.
ANN7002_12_C01_(02/24)

Annual Report
December 31, 2023
Variable Portfolio – Managed Volatility Conservative Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require that funds transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in a fund. Much of the information, including a fund’s financial statements, that is currently disclosed in a fund’s shareholder reports will instead be made available on the fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires a fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their fund documents electronically.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – Managed Volatility Conservative Growth Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – Managed Volatility Conservative Growth Fund | Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund pursues total return while seeking to manage the Fund’s exposure to equity market volatility.

Portfolio management
Brian Virginia
Lead Portfolio Manager
Managed Fund since 2014
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Dan Boncarosky, CFA
Portfolio Manager
Managed Fund since 2023

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years
Class 1*	02/20/19	10.19	3.91	3.17
Class 2	04/12/13	9.98	3.66	3.05
Blended Benchmark		11.64	5.44	4.59
Bloomberg U.S. Aggregate Bond Index		5.53	1.10	1.81
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share class, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 65% Bloomberg U.S. Aggregate Bond Index, 24% Russell 3000 Index and 11% MSCI EAFE Index (Net).
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio – Managed Volatility Conservative Growth Fund  | Annual Report 2023
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2013 — December 31, 2023)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Managed Volatility Conservative Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
4
Variable Portfolio – Managed Volatility Conservative Growth Fund  | Annual Report 2023

Fund at a Glance  (continued)
(Unaudited)

Portfolio Allocation (%) (at December 31, 2023)
Allocations to Underlying Funds
Equity Funds	29.3
International	8.9
U.S. Large Cap	16.5
U.S. Mid Cap	1.0
U.S. Small Cap	2.9
Exchange-Traded Equity Funds	1.7
U.S. Large Cap	0.7
U.S. Mid Cap	0.3
U.S. Mid Large Cap	0.7
Exchange-Traded Fixed Income Funds	2.0
Investment Grade	2.0
Fixed Income Funds	37.5
Investment Grade	37.5
Allocations to Tactical Assets
Money Market Funds(a)	21.2
Call Option Contracts Purchased	0.0 (b)
Put Option Contracts Purchased	0.4
Residential Mortgage-Backed Securities - Agency	7.9
Total	100.0

(a)
Includes investments in Money Market Funds, including investing for the purpose of covering obligations relating to the Fund’s investment in derivatives. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the
Portfolio of Investments and the derivative instruments discussion in Note 2 to the
Notes to Financial Statements.

(b)	Rounds to zero.
Percentages indicated are based upon total investments including option contracts purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Variable Portfolio – Managed Volatility Conservative Growth Fund  | Annual Report 2023
5

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended December 31, 2023, Class 2 shares of Variable Portfolio – Managed Volatility Conservative Growth Fund returned 9.98%. During the same time period, the Fund’s Blended Benchmark returned 11.64% and the broad U.S. fixed-income market, as measured by the Bloomberg U.S. Aggregate Bond Index, returned 5.53%.
Market overview
Domestic equity market performance was dominated by a small handful of mega-cap stocks during the 12-month period.  The Russell 3000 Index, a broad-based domestic equity benchmark that includes exposure to small-cap stocks in addition to large capitalization companies, ended the full 12-month period up 25.96%.
A year ago, a growing number of Wall Street economists were anticipating that 2023 would bring a recession. Their rationale largely hinged on the aggressive tightening cycle of the U.S Federal Reserve, and the inversion of numerous yield curve pairings — a condition that has been followed by  recession in a significant majority of business cycles over the better part of the last 40 years.  Although these forecasts shed clouds on the equity rally, stocks continued to advance throughout the year as consumer spending and low unemployment figures helped drive gains.
Most duration sensitive bond holdings struggled throughout the first three-quarters of the annual period.  Only in the fourth quarter did many of these interest rate sensitive holdings emerge with positive total returns.  As U.S. government bond yields fell during the fourth quarter, duration sensitive fixed-income holdings ended the year on a positive note.  For the full 12-month period, the Bloomberg U.S. Long Treasury Index increased by 3.06% and the Bloomberg U.S. Aggregate Bond Index was up 5.53%.
In foreign developed markets, the MSCI EAFE Index (Net), a broad proxy for international developed market equities, delivered a return of 18.24%.  In emerging markets, as measured by the MSCI Emerging Markets Index (Net), stocks rose by 9.83% in the 12-month period.
Despite broadening geopolitical risks, commodity markets struggled during the 12-month period.  A broad-based index covering the commodity markets, the S&P GSCI, dropped by 4.27% over the 12-month period.
The dynamic algorithm, a quantitative tool used by the Fund’s portfolio managers to help direct equity exposure, steered the Fund to start the 12-month period with an underweight in equity exposure within the Fund.  However, as equity volatility decreased during the early part of the period, the algorithm shifted to recommend an overweight allocation to equity exposure versus static benchmark equity weights. This overweight positioning was applied to the Fund during a significant majority of the annual period, as levels of equity volatility remained well contained throughout the 12-month period.
The Fund’s notable contributors during the period
•
Overall, the dynamic algorithm’s suggested positioning served as a contributor to relative performance versus static benchmarks during the period.
•
The managers tactically adjusted actual equity exposure to maintain levels of equity exposure close to levels called for by the dynamic algorithm throughout the 12-month period, and this tactical discretion added slightly to relative Fund performance during the period.
•
Growth-oriented equity managers and fixed-income managers contributed favorably to relative performance during the period.
The Fund’s notable detractors during the period
•
Underlying funds delivered mixed results versus benchmarks during the 12-month period, but in total did detract from relative performance results.
•
Underlying equity funds, especially those incorporating a valuation-sensitive investment strategy, detracted from relative performance during the period.
6
Variable Portfolio – Managed Volatility Conservative Growth Fund  | Annual Report 2023

Manager Discussion of Fund Performance (continued)
(Unaudited)
•
The Fund’s use of protective put options and hedging strategies, which are used to help shield investors from outsized losses during periods of steep equity market declines, detracted from relative returns as time-value decay (the reduction in value of an options contract as it reaches its expiration date) and hedging instrument losses experienced headwinds over the course of the 12-month period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund’s investment in underlying funds subject them to the investment performance (positive or negative), risks and expenses of these underlying funds. There are risks associated with fixed-income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Quantitative models used by the Fund may not be effective in selecting the most favorable securities for inclusion and may cause the Fund to underperform other investment strategies. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. Asset allocation does not assure a profit or protect against loss. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio – Managed Volatility Conservative Growth Fund  | Annual Report 2023
7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,045.40	1,023.49	1.48	1.46	0.29	3.72	3.68	0.73
Class 2	1,000.00	1,000.00	1,044.40	1,022.24	2.75	2.72	0.54	5.00	4.94	0.98
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
8
Variable Portfolio – Managed Volatility Conservative Growth Fund  | Annual Report 2023

Portfolio of Investments
December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Equity Funds 31.5%
	Shares	Value ($)
International 9.6%
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares(a)	4,581,402	61,161,721
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares(a)	2,377,872	24,278,073
Variable Portfolio – Partners International Growth Fund, Class 1 Shares(a)	1,248,669	14,347,202
Variable Portfolio – Partners International Value Fund, Class 1 Shares(a)	1,424,755	14,304,545
Total		114,091,541
U.S. Large Cap 17.7%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(a),(b)	328,908	14,393,021
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	505,168	45,258,000
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	551,828	20,572,161
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	2,387,037	45,258,222
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	533,188	20,639,684
CTIVP® – MFS® Value Fund, Class 1 Shares(a),(b)	473,513	18,197,111
CTIVP® – Principal Blue Chip Growth Fund, Class 1 Shares(a),(b)	300,364	17,724,476
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	506,294	17,765,857
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	308,734	11,500,334
Total		211,308,866
U.S. Mid Cap 1.1%
Columbia Variable Portfolio – Select Mid Cap Growth Fund, Class 1 Shares(a),(b)	75,466	3,426,167
Columbia Variable Portfolio – Select Mid Cap Value Fund, Class 1 Shares(a),(b)	93,094	3,429,568
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares(a),(b)	74,114	3,423,353
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares(a),(b)	76,877	3,437,165
Total		13,716,253
Equity Funds (continued)
	Shares	Value ($)
U.S. Small Cap 3.1%
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares(a)	319,961	4,153,088
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares(a),(b)	353,688	4,120,459
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	492,118	14,291,117
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	392,951	14,307,357
Total		36,872,021
Total Equity Funds (Cost $223,273,254)		375,988,681

Exchange-Traded Equity Funds 1.8%

U.S. Large Cap 0.8%
Vanguard Russell 1000 Growth ETF	119,189	9,299,125
U.S. Mid Cap 0.2%
iShares Core S&P Mid-Cap ETF	11,000	3,048,650
U.S. Mid Large Cap 0.8%
iShares Russell 1000 Growth Index Fund	30,699	9,307,016
Total Exchange-Traded Equity Funds (Cost $19,725,639)		21,654,791

Exchange-Traded Fixed Income Funds 2.2%

Investment Grade 2.2%
iShares iBoxx $ Investment Grade Corporate Bond ETF	125,650	13,904,429
Vanguard Intermediate-Term Corporate Bond ETF	150,500	12,232,640
Total		26,137,069
Total Exchange-Traded Fixed Income Funds (Cost $24,116,629)		26,137,069

Fixed Income Funds 40.2%

Investment Grade 40.2%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	11,031,544	94,760,963
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	2,693,951	25,538,652
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	6,895,494	54,474,403
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	2,946,883	26,315,665
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Growth Fund  | Annual Report 2023
9

Portfolio of Investments (continued)
December 31, 2023
Fixed Income Funds (continued)
	Shares	Value ($)
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	8,306,602	76,254,602
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	9,593,741	90,277,107
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	11,605,468	112,921,204
Total		480,542,596
Total Fixed Income Funds (Cost $549,259,766)		480,542,596

Residential Mortgage-Backed Securities - Agency 8.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(c)
01/18/2039- 01/16/2054	3.000%	36,693,000	32,629,515
01/18/2039- 01/16/2054	3.500%	12,300,000	11,419,149
01/18/2039- 01/16/2054	4.000%	27,346,000	26,003,672
01/16/2054	4.500%	11,000,000	10,662,266
01/16/2054	5.000%	20,500,000	20,280,586
Total Residential Mortgage-Backed Securities - Agency (Cost $98,591,434)			100,995,188

Call Option Contracts Purchased 0.0%
Value ($)
(Cost $119,356)	132,660

Put Option Contracts Purchased 0.4%

(Cost $5,830,959)	5,244,250

Money Market Funds 22.8%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(a),(d)	271,948,113	271,893,724
Total Money Market Funds (Cost $271,828,482)		271,893,724
Total Investments in Securities (Cost: $1,192,745,519)		1,282,588,959
Other Assets & Liabilities, Net		(87,963,577)
Net Assets		1,194,625,382
At December 31, 2023, securities and/or cash totaling $8,584,119 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
2,946,636 USD	4,000,000 CAD	Barclays	02/09/2024	73,722	—
9,390,675 USD	7,500,000 GBP	Citi	02/09/2024	171,240	—
3,018,247 USD	33,000,000 NOK	Citi	02/09/2024	232,881	—
15,410,805 USD	14,250,000 EUR	Morgan Stanley	02/09/2024	344,950	—
6,254,097 USD	9,500,000 AUD	UBS	02/09/2024	227,759	—
26,000,000 SEK	2,494,531 USD	Wells Fargo	02/09/2024	—	(87,321)
7,529,285 USD	1,085,000,000 JPY	Wells Fargo	02/09/2024	211,427	—
592,856 USD	6,000,000 SEK	Wells Fargo	02/09/2024	2,956	—
Total				1,264,935	(87,321)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro STOXX 50 Index	256	03/2024	EUR	11,630,080	—	(59,400)
FTSE 100 Index	51	03/2024	GBP	3,955,815	109,632	—
MSCI Singapore Index	36	01/2024	SGD	1,035,720	25,407	—
OMXS30 Index	259	01/2024	SEK	62,192,375	151,349	—
S&P 500 Index E-mini	425	03/2024	USD	102,425,000	3,464,027	—
SPI 200 Index	12	03/2024	AUD	2,275,500	31,302	—
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Variable Portfolio – Managed Volatility Conservative Growth Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
TOPIX Index	70	03/2024	JPY	1,656,200,000	64,541	—
U.S. Treasury 10-Year Note	154	03/2024	USD	17,385,156	548,832	—
U.S. Treasury 2-Year Note	95	03/2024	USD	19,561,836	215,079	—
U.S. Treasury 5-Year Note	247	03/2024	USD	26,867,039	609,744	—
Total					5,219,913	(59,400)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Russell 2000 Index E-mini	(165)	03/2024	USD	(16,893,525)	—	(1,238,787)
U.S. Long Bond	(66)	03/2024	USD	(8,245,875)	—	(599,015)
U.S. Treasury Ultra Bond	(66)	03/2024	USD	(8,817,188)	—	(761,766)
Total					—	(2,599,568)

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	Morgan Stanley	USD	5,246,813	11	4,785.00	03/15/2024	119,356	132,660

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	Morgan Stanley	USD	72,501,416	152	3,550.00	06/20/2025	1,373,121	1,081,480
S&P 500 Index	Morgan Stanley	USD	35,296,742	74	3,800.00	06/20/2025	699,930	707,440
S&P 500 Index	Morgan Stanley	USD	38,635,623	81	3,650.00	06/20/2025	780,882	649,620
S&P 500 Index	Morgan Stanley	USD	35,296,742	74	3,900.00	12/19/2025	1,056,981	1,065,600
S&P 500 Index	Morgan Stanley	USD	35,296,742	74	3,800.00	12/19/2025	951,530	961,260
S&P 500 Index	Morgan Stanley	USD	35,296,742	74	3,600.00	12/19/2025	968,515	778,850
Total							5,830,959	5,244,250

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
S&P 500 Index	Morgan Stanley	USD	(5,246,813)	(11)	4,785.00	03/15/2024	(118,244)	(99,330)
Notes to Portfolio of Investments
(a)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	213,788,464	254,467,648	(196,398,420)	36,032	271,893,724	—	(7,597)	13,576,718	271,948,113
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	19,051,676	11,192	(3,558,765)	(1,111,082)	14,393,021	—	5,678,830	—	328,908
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	47,899,780	55,725	(5,804,687)	3,107,182	45,258,000	—	7,258,028	—	505,168
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	95,747,596	2,317,929	(8,642,835)	5,338,273	94,760,963	—	(1,841,710)	2,214,443	11,031,544
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Growth Fund  | Annual Report 2023
11

Portfolio of Investments (continued)
December 31, 2023
Notes to Portfolio of Investments (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	21,222,410	72,632	(3,513,897)	2,791,016	20,572,161	—	4,930,320	—	551,828
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	26,816,211	929,491	(3,394,105)	1,187,055	25,538,652	—	(350,561)	879,247	2,693,951
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	53,118,597	2,496,858	(4,594,097)	3,453,045	54,474,403	—	(1,546,745)	1,803,308	6,895,494
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares
	52,558,558	8,275,758	(8,061,222)	8,388,627	61,161,721	—	(1,238,525)	1,148,303	4,581,402
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares
	48,113,883	72,709	(12,676,841)	9,748,471	45,258,222	—	1,900,783	—	2,387,037
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	22,396,696	470,561	(2,689,032)	461,459	20,639,684	—	735,421	—	533,188
Columbia Variable Portfolio – Select Mid Cap Growth Fund, Class 1 Shares
	4,306,450	28,592	(986,872)	77,997	3,426,167	—	914,621	—	75,466
Columbia Variable Portfolio – Select Mid Cap Value Fund, Class 1 Shares
	4,451,436	138,708	(847,949)	(312,627)	3,429,568	—	740,460	—	93,094
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares
	4,460,089	503,303	(1,442,618)	632,314	4,153,088	310,968	(67,415)	32,223	319,961
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares
	3,843,889	116,944	(1,906,164)	2,065,790	4,120,459	—	(1,050,043)	—	353,688
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	26,613,565	777,018	(2,169,752)	1,094,834	26,315,665	—	(400,965)	733,978	2,946,883
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	77,088,441	2,620,837	(6,378,407)	2,923,731	76,254,602	—	(1,375,195)	2,517,759	8,306,602
CTIVP® – MFS® Value Fund, Class 1 Shares
	19,709,907	121,003	(2,143,884)	510,085	18,197,111	—	930,775	—	473,513
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	14,947,792	—	(8,505,139)	(6,442,653)	—	—	8,930,172	—	—
CTIVP® – Principal Blue Chip Growth Fund, Class 1 Shares
	18,499,920	44,883	(2,797,308)	1,976,981	17,724,476	—	4,160,710	—	300,364
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	19,207,880	270,895	(2,248,949)	536,031	17,765,857	—	1,174,160	—	506,294
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	91,547,737	2,332,609	(7,618,769)	4,015,530	90,277,107	—	(1,151,244)	2,250,806	9,593,741
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares
	4,471,600	99,592	(728,823)	(419,016)	3,423,353	—	827,207	—	74,114
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares
	4,367,122	33,500	(859,737)	(103,720)	3,437,165	—	1,097,034	—	76,877
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares
	114,736,163	3,238,018	(10,349,023)	5,296,046	112,921,204	—	(1,626,777)	3,115,409	11,605,468
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares
	12,309,096	13,176	(1,413,081)	591,143	11,500,334	—	2,039,393	—	308,734
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares
	20,589,405	2,709,345	(2,757,744)	3,737,067	24,278,073	—	(435,658)	342,688	2,377,872
The accompanying Notes to Financial Statements are an integral part of this statement.
12
Variable Portfolio – Managed Volatility Conservative Growth Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Notes to Portfolio of Investments (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Variable Portfolio – Partners International Growth Fund, Class 1 Shares
	11,965,295	1,424,809	(783,516)	1,740,614	14,347,202	—	(15,306)	65,970	1,248,669
Variable Portfolio – Partners International Value Fund, Class 1 Shares
	12,227,016	1,372,221	(1,045,245)	1,750,553	14,304,545	—	65,618	283,840	1,424,755
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	15,166,728	431,002	(2,792,749)	1,486,136	14,291,117	—	(356,386)	—	492,118
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	15,354,062	515,120	(2,191,638)	629,813	14,307,357	—	1,090,529	—	392,951
Total	1,096,577,464			55,186,727	1,128,425,001	310,968	31,009,934	28,964,692

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2023.
Abbreviation Legend
TBA	To Be Announced
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Growth Fund  | Annual Report 2023
13

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements   (continued)
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy.  The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principal investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Equity Funds	—	—	—	375,988,681	375,988,681
Exchange-Traded Equity Funds	21,654,791	—	—	—	21,654,791
Exchange-Traded Fixed Income Funds	26,137,069	—	—	—	26,137,069
Fixed Income Funds	—	—	—	480,542,596	480,542,596
Residential Mortgage-Backed Securities - Agency	—	100,995,188	—	—	100,995,188
Call Option Contracts Purchased	132,660	—	—	—	132,660
Put Option Contracts Purchased	5,244,250	—	—	—	5,244,250
Money Market Funds	271,893,724	—	—	—	271,893,724
Total Investments in Securities	325,062,494	100,995,188	—	856,531,277	1,282,588,959
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	1,264,935	—	—	1,264,935
Futures Contracts	5,219,913	—	—	—	5,219,913
Liability
Forward Foreign Currency Exchange Contracts	—	(87,321)	—	—	(87,321)
Futures Contracts	(2,658,968)	—	—	—	(2,658,968)
Put Option Contracts Written	(99,330)	—	—	—	(99,330)
Total	327,524,109	102,172,802	—	856,531,277	1,286,228,188
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Forward foreign currency exchange contracts and futures contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
14
Variable Portfolio – Managed Volatility Conservative Growth Fund  | Annual Report 2023

Statement of Assets and Liabilities
December 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $142,433,702)	$148,787,048
Affiliated issuers (cost $1,044,361,502)	1,128,425,001
Option contracts purchased (cost $5,950,315)	5,376,910
Cash	1,210
Cash collateral held at broker for:
Option contracts written	1,187,922
Margin deposits on:
Futures contracts	7,396,197
Unrealized appreciation on forward foreign currency exchange contracts	1,264,935
Receivable for:
Investments sold	837,823
Investments sold on a delayed delivery basis	6,566,328
Capital shares sold	413
Dividends	1,181,090
Interest	174,686
Variation margin for futures contracts	411,446
Prepaid expenses	12,017
Deferred compensation of board members	124,639
Total assets	1,301,747,665
Liabilities
Option contracts written, at value (premiums received $118,244)	99,330
Unrealized depreciation on forward foreign currency exchange contracts	87,321
Payable for:
Investments purchased on a delayed delivery basis	105,208,190
Capital shares redeemed	1,197,303
Variation margin for futures contracts	270,462
Management services fees	7,144
Distribution and/or service fees	8,192
Service fees	55,736
Compensation of chief compliance officer	224
Compensation of board members	1,721
Other expenses	28,293
Deferred compensation of board members	158,367
Total liabilities	107,122,283
Net assets applicable to outstanding capital stock	$1,194,625,382
Represented by
Trust capital	$1,194,625,382
Total - representing net assets applicable to outstanding capital stock	$1,194,625,382
Class 1
Net assets	$1,721,023
Shares outstanding	120,564
Net asset value per share	$14.27
Class 2
Net assets	$1,192,904,359
Shares outstanding	84,563,282
Net asset value per share	$14.11
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Growth Fund  | Annual Report 2023
15

Statement of Operations
Year Ended December 31, 2023

Net investment income
Income:
Dividends — unaffiliated issuers	$1,668,495
Dividends — affiliated issuers	28,964,692
Interest	269,707
Total income	30,902,894
Expenses:
Management services fees	2,532,621
Distribution and/or service fees
Class 2	2,991,271
Service fees	718,133
Custodian fees	34,035
Printing and postage fees	17,838
Accounting services fees	30,090
Legal fees	27,261
Interest on collateral	103
Compensation of chief compliance officer	223
Compensation of board members	26,137
Deferred compensation of board members	9,872
Other	23,073
Total expenses	6,410,657
Net investment income	24,492,237
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(2,223,104)
Investments — affiliated issuers	31,009,934
Capital gain distributions from underlying affiliated funds	310,968
Foreign currency translations	(124,948)
Forward foreign currency exchange contracts	(1,713,755)
Futures contracts	6,334,425
Option contracts purchased	(8,270,972)
Option contracts written	(295,780)
Net realized gain	25,026,768
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	7,487,662
Investments — affiliated issuers	55,186,727
Forward foreign currency exchange contracts	1,601,254
Futures contracts	207,790
Option contracts purchased	(289,169)
Option contracts written	18,914
Net change in unrealized appreciation (depreciation)	64,213,178
Net realized and unrealized gain	89,239,946
Net increase in net assets resulting from operations	$113,732,183
The accompanying Notes to Financial Statements are an integral part of this statement.
16
Variable Portfolio – Managed Volatility Conservative Growth Fund  | Annual Report 2023

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income	$24,492,237	$12,638,536
Net realized gain (loss)	25,026,768	(35,077,677)
Net change in unrealized appreciation (depreciation)	64,213,178	(248,797,127)
Net increase (decrease) in net assets resulting from operations	113,732,183	(271,236,268)
Decrease in net assets from capital stock activity	(131,443,576)	(152,156,246)
Total decrease in net assets	(17,711,393)	(423,392,514)
Net assets at beginning of year	1,212,336,775	1,635,729,289
Net assets at end of year	$1,194,625,382	$1,212,336,775

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	53,861	720,492	22,089	300,328
Shares redeemed	(11,808)	(158,741)	(8,865)	(127,334)
Net increase	42,053	561,751	13,224	172,994
Class 2
Shares sold	1,016,340	13,439,219	1,076,283	14,934,932
Shares redeemed	(10,895,105)	(145,444,546)	(12,283,693)	(167,264,172)
Net decrease	(9,878,765)	(132,005,327)	(11,207,410)	(152,329,240)
Total net decrease	(9,836,712)	(131,443,576)	(11,194,186)	(152,156,246)
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Growth Fund  | Annual Report 2023
17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2023	$12.95	0.31	1.01	1.32
Year Ended 12/31/2022	$15.58	0.17	(2.80)	(2.63)
Year Ended 12/31/2021	$14.73	0.13	0.72	0.85
Year Ended 12/31/2020	$13.47	0.14	1.12	1.26
Year Ended 12/31/2019(d)	$12.36	0.16	0.95	1.11
Class 2
Year Ended 12/31/2023	$12.83	0.27	1.01	1.28
Year Ended 12/31/2022	$15.47	0.13	(2.77)	(2.64)
Year Ended 12/31/2021	$14.67	0.09	0.71	0.80
Year Ended 12/31/2020	$13.44	0.11	1.12	1.23
Year Ended 12/31/2019	$11.79	0.20	1.45	1.65

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
18
Variable Portfolio – Managed Volatility Conservative Growth Fund  | Annual Report 2023

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2023	$14.27	10.19%	0.29% (c)	0.29% (c)	2.29%	167%	$1,721
Year Ended 12/31/2022	$12.95	(16.88% )	0.28% (c)	0.28% (c)	1.23%	138%	$1,016
Year Ended 12/31/2021	$15.58	5.77%	0.28% (c)	0.28% (c)	0.85%	180%	$1,017
Year Ended 12/31/2020	$14.73	9.35%	0.29%	0.29%	1.06%	152%	$544
Year Ended 12/31/2019(d)	$13.47	8.98%	0.29%	0.29%	1.46%	137%	$207
Class 2
Year Ended 12/31/2023	$14.11	9.98%	0.54% (c)	0.54% (c)	2.04%	167%	$1,192,904
Year Ended 12/31/2022	$12.83	(17.07% )	0.53% (c)	0.53% (c)	0.93%	138%	$1,211,320
Year Ended 12/31/2021	$15.47	5.45%	0.53% (c)	0.53% (c)	0.62%	180%	$1,634,712
Year Ended 12/31/2020	$14.67	9.15%	0.54%	0.54%	0.78%	152%	$1,694,592
Year Ended 12/31/2019	$13.44	14.00%	0.54%	0.54%	1.58%	137%	$1,520,725
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Growth Fund  | Annual Report 2023
19

Notes to Financial Statements
December 31, 2023
Note 1. Organization
Variable Portfolio – Managed Volatility Conservative Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies, operations and risks of the Underlying Funds, please refer to the Fund’s current prospectus as well as the prospectuses and shareholder reports of the Underlying Funds, which are available from the Securities and Exchange Commission’s website at www.sec.gov or on the Underlying Funds’ website at www.columbiathreadneedleus.com/resources/literature.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in the Underlying Funds (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
20
Variable Portfolio – Managed Volatility Conservative Growth Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty
Variable Portfolio – Managed Volatility Conservative Growth Fund  | Annual Report 2023
21

Notes to Financial Statements (continued)
December 31, 2023
provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark. These instruments may be used for other purposes in future periods.
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Notes to Financial Statements (continued)
December 31, 2023
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity risk, to increase return on investments and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written
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23

Notes to Financial Statements (continued)
December 31, 2023
generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2023:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	3,846,258 *
Equity risk	Investments, at value — Option contracts purchased	5,376,910
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	1,264,935
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	1,373,655 *
Total		11,861,758

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	1,298,187 *
Equity risk	Option contracts written, at value	99,330
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	87,321
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	1,360,781 *
Total		2,845,619

*
Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.

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Notes to Financial Statements (continued)
December 31, 2023
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Total ($)
Equity risk	—	8,407,348	(8,270,972)	(295,780)	(159,404)
Foreign exchange risk	(1,713,755)	—	—	—	(1,713,755)
Interest rate risk	—	(2,072,923)	—	—	(2,072,923)
Total	(1,713,755)	6,334,425	(8,270,972)	(295,780)	(3,946,082)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Total ($)
Equity risk	—	47,586	(289,169)	18,914	(222,669)
Foreign exchange risk	1,601,254	—	—	—	1,601,254
Interest rate risk	—	160,204	—	—	160,204
Total	1,601,254	207,790	(289,169)	18,914	1,538,789
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended December 31, 2023:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	179,086,535
Futures contracts — short	25,626,875

Derivative instrument	Average value ($)
Option contracts purchased	5,274,443
Option contracts written	(37,517)

Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Forward foreign currency exchange contracts	407,351	(612,836)
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
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Notes to Financial Statements (continued)
December 31, 2023
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2023:
	Barclays ($)	Citi ($)	Morgan Stanley ($)	UBS ($)	Wells Fargo ($)	Total ($)
Assets
Forward foreign currency exchange contracts	73,722	404,121	344,950	227,759	214,383	1,264,935
Call option contracts purchased	—	—	132,660	—	—	132,660
Put option contracts purchased	—	—	5,244,250	—	—	5,244,250
Total assets	73,722	404,121	5,721,860	227,759	214,383	6,641,845
Liabilities
Forward foreign currency exchange contracts	—	—	—	—	87,321	87,321
Put option contracts written	—	—	99,330	—	—	99,330
Total liabilities	—	—	99,330	—	87,321	186,651
Total financial and derivative net assets	73,722	404,121	5,622,530	227,759	127,062	6,455,194
Total collateral received (pledged) (a)	—	—	—	—	—	—
Net amount (b)	73,722	404,121	5,622,530	227,759	127,062	6,455,194

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
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Notes to Financial Statements (continued)
December 31, 2023
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The Fund’s net assets are reported at the partner-level for federal income tax purposes.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
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27

Notes to Financial Statements (continued)
December 31, 2023
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2023 was 0.21% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
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Notes to Financial Statements (continued)
December 31, 2023
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2023 was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2023 through April 30, 2024	Prior to May 1, 2023
Class 1	0.78%	0.79%
Class 2	1.03	1.04
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Variable Portfolio – Managed Volatility Conservative Growth Fund  | Annual Report 2023
29

Notes to Financial Statements (continued)
December 31, 2023
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,730,483,725 and $1,919,928,749, respectively, for the year ended December 31, 2023, of which $1,620,553,309 and $1,639,604,043, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2023.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2023.
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Variable Portfolio – Managed Volatility Conservative Growth Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Note 8. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Variable Portfolio – Managed Volatility Conservative Growth Fund  | Annual Report 2023
31

Notes to Financial Statements (continued)
December 31, 2023
Shareholder concentration risk
At December 31, 2023, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
32
Variable Portfolio – Managed Volatility Conservative Growth Fund  | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Variable Portfolio – Managed Volatility Conservative Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – Managed Volatility Conservative Growth Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Variable Portfolio – Managed Volatility Conservative Growth Fund  | Annual Report 2023
33

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

34
Variable Portfolio – Managed Volatility Conservative Growth Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 31, 2023; Adjunct Professor of
Finance, Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

Variable Portfolio – Managed Volatility Conservative Growth Fund  | Annual Report 2023
35

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company since November
2013 (Chair of the Board,
since May 2021) (food
distributor); Director, Aircastle
Limited (Chair of Audit
Committee) (aircraft leasing),
since August 2006; former
Director, Nash Finch Company
(food distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
36
Variable Portfolio – Managed Volatility Conservative Growth Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
Variable Portfolio – Managed Volatility Conservative Growth Fund  | Annual Report 2023
37

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds
Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds
Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig,
Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

38
Variable Portfolio – Managed Volatility Conservative Growth Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

Variable Portfolio – Managed Volatility Conservative Growth Fund  | Annual Report 2023
39

Variable Portfolio – Managed Volatility Conservative Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2024 Columbia Management Investment Advisers, LLC.
ANN7046_12_C01_(02/24)

Annual Report
December 31, 2023
Variable Portfolio – Managed Volatility Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require that funds transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in a fund. Much of the information, including a fund’s financial statements, that is currently disclosed in a fund’s shareholder reports will instead be made available on the fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires a fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their fund documents electronically.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – Managed Volatility Growth Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – Managed Volatility Growth Fund | Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund pursues total return while seeking to manage the Fund’s exposure to equity market volatility.

Portfolio management
Brian Virginia
Lead Portfolio Manager
Managed Fund since 2014
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Dan Boncarosky, CFA
Portfolio Manager
Managed Fund since 2023

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years
Class 1*	02/20/19	14.87	6.61	4.57
Class 2	04/12/13	14.59	6.34	4.44
Blended Benchmark		17.14	9.11	6.92
Russell 3000 Index		25.96	15.16	11.48
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share class, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 46% Russell 3000 Index, 35% Bloomberg U.S. Aggregate Bond Index and 19% MSCI EAFE Index (Net).
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio – Managed Volatility Growth Fund  | Annual Report 2023
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2013 — December 31, 2023)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Managed Volatility Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Portfolio Allocation (%) (at December 31, 2023)
Allocations to Underlying Funds
Equity Funds	58.3
International	17.2
U.S. Large Cap	33.5
U.S. Mid Cap	2.7
U.S. Small Cap	4.9
Exchange-Traded Equity Funds	2.7
U.S. Large Cap	1.3
U.S. Mid Large Cap	1.4
Exchange-Traded Fixed Income Funds	2.1
Investment Grade	2.1
Fixed Income Funds	10.5
Investment Grade	10.5
Allocations to Tactical Assets
Money Market Funds(a)	21.6
Call Option Contracts Purchased	0.0 (b)
Put Option Contracts Purchased	0.8
Residential Mortgage-Backed Securities - Agency	4.0
Total	100.0

(a)
Includes investments in Money Market Funds, including investing for the purpose of covering obligations relating to the Fund’s investment in derivatives. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the
Portfolio of Investments and the derivative instruments discussion in Note 2 to the
Notes to Financial Statements.

(b)	Rounds to zero.
Percentages indicated are based upon total investments including option contracts purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4
Variable Portfolio – Managed Volatility Growth Fund  | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended December 31, 2023, Class 2 shares of Variable Portfolio – Managed Volatility Growth Fund returned 14.59%. During the same time period, the Fund’s Blended Benchmark returned 17.14% and the broad U.S. equity market, as measured by the Russell 3000 Index, returned 25.96%.
Market overview
Domestic equity market performance was dominated by a small handful of mega-cap stocks during the 12-month period.  The Russell 3000 Index, a broad-based domestic equity benchmark that includes exposure to small-cap stocks in addition to large capitalization companies, ended the full 12-month period up 25.96%.
A year ago, a growing number of Wall Street economists were anticipating that 2023 would bring a recession. Their rationale largely hinged on the aggressive tightening cycle of the U.S Federal Reserve, and the inversion of numerous yield curve pairings — a condition that has been followed by  recession in a significant majority of business cycles over the better part of the last 40 years.  Although these forecasts shed clouds on the equity rally, stocks continued to advance throughout the year as consumer spending and low unemployment figures helped drive gains.
Most duration sensitive bond holdings struggled throughout the first three-quarters of the annual period.  Only in the fourth quarter did many of these interest rate sensitive holdings emerge with positive total returns.  As U.S. government bond yields fell during the fourth quarter, duration sensitive fixed-income holdings ended the year on a positive note.  For the full 12-month period, the Bloomberg U.S. Long Treasury Index increased by 3.06% and the Bloomberg U.S. Aggregate Bond Index was up 5.53%.
In foreign developed markets, the MSCI EAFE Index (Net), a broad proxy for international developed market equities, delivered a return of 18.24%.  In emerging markets, as measured by the MSCI Emerging Markets Index (Net), stocks rose by 9.83% in the 12-month period.
Despite broadening geopolitical risks, commodity markets struggled during the 12-month period.  A broad-based index covering the commodity markets, the S&P GSCI, dropped by 4.27% over the 12-month period.
The dynamic algorithm, a quantitative tool used by the Fund’s portfolio managers to help direct equity exposure, steered the Fund to start the 12-month period with an underweight in equity exposure within the Fund.  However, as equity volatility decreased during the early part of the period, the algorithm shifted to recommend an overweight allocation to equity exposure versus static benchmark equity weights. This overweight positioning was applied to the Fund during a significant majority of the annual period, as levels of equity volatility remained well contained throughout the 12-month period.
The Fund’s notable contributors during the period
•
Overall, the dynamic algorithm’s suggested positioning served as a contributor to relative performance versus static benchmarks during the period.
•
The managers tactically adjusted actual equity exposure to maintain levels of equity exposure close to levels called for by the dynamic algorithm throughout the 12-month period, and this tactical discretion added slightly to relative Fund performance during the period.
•
Growth-oriented equity managers and fixed-income managers contributed favorably to relative performance during the period.
The Fund’s notable detractors during the period
•
Underlying funds delivered mixed results versus benchmarks during the 12-month period, but in total did detract from relative performance results.
•
Underlying equity funds, especially those incorporating a valuation-sensitive investment strategy, detracted from relative performance during the period.
Variable Portfolio – Managed Volatility Growth Fund  | Annual Report 2023
5

Manager Discussion of Fund Performance (continued)
(Unaudited)
•
The Fund’s use of protective put options and hedging strategies, which are used to help shield investors from outsized losses during periods of steep equity market declines, detracted from relative returns as time-value decay (the reduction in value of an options contract as it reaches its expiration date) and hedging instrument losses experienced headwinds over the course of the 12-month period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund’s investment in underlying funds subject them to the investment performance (positive or negative), risks and expenses of these underlying funds. There are risks associated with fixed-income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Quantitative models used by the Fund may not be effective in selecting the most favorable securities for inclusion and may cause the Fund to underperform other investment strategies. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. Asset allocation does not assure a profit or protect against loss. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6
Variable Portfolio – Managed Volatility Growth Fund  | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,057.20	1,023.68	1.28	1.26	0.25	3.95	3.88	0.77
Class 2	1,000.00	1,000.00	1,055.20	1,022.44	2.56	2.52	0.50	5.23	5.14	1.02
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
Variable Portfolio – Managed Volatility Growth Fund  | Annual Report 2023
7

Portfolio of Investments
December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Equity Funds 59.7%
	Shares	Value ($)
International 17.6%
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares(a)	59,573,142	795,301,439
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares(a)	55,939,694	571,144,273
Variable Portfolio – Partners International Growth Fund, Class 1 Shares(a)	25,638,878	294,590,714
Variable Portfolio – Partners International Value Fund, Class 1 Shares(a)	30,101,345	302,217,507
Total		1,963,253,933
U.S. Large Cap 34.3%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(a),(b)	6,259,610	273,920,541
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	7,125,260	638,351,999
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	10,809,585	402,981,313
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	33,735,827	639,631,275
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	10,152,328	392,996,627
CTIVP® – MFS® Value Fund, Class 1 Shares(a),(b)	9,529,049	366,201,348
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares(a),(b)	326,358	15,116,916
CTIVP® – Principal Blue Chip Growth Fund, Class 1 Shares(a),(b)	6,361,496	375,391,895
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	10,535,195	369,679,993
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	9,470,503	352,776,238
Total		3,827,048,145
U.S. Mid Cap 2.8%
Columbia Variable Portfolio – Select Mid Cap Growth Fund, Class 1 Shares(a),(b)	1,713,688	77,801,417
Columbia Variable Portfolio – Select Mid Cap Value Fund, Class 1 Shares(a),(b)	2,098,846	77,321,497
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares(a),(b)	1,667,495	77,021,593
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares(a),(b)	1,765,010	78,913,596
Total		311,058,103
Equity Funds (continued)
	Shares	Value ($)
U.S. Small Cap 5.0%
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares(a)	6,389,738	82,938,801
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares(a),(b)	6,617,891	77,098,425
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	6,659,509	193,392,148
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	5,500,900	200,287,773
Total		553,717,147
Total Equity Funds (Cost $4,135,870,746)		6,655,077,328

Exchange-Traded Equity Funds 2.7%

U.S. Large Cap 1.3%
Vanguard Russell 1000 Growth ETF	1,952,510	152,334,830
U.S. Mid Large Cap 1.4%
iShares Russell 1000 Growth Index Fund	502,894	152,462,374
Total Exchange-Traded Equity Funds (Cost $273,571,668)		304,797,204

Exchange-Traded Fixed Income Funds 2.1%

Investment Grade 2.1%
iShares iBoxx $ Investment Grade Corporate Bond ETF	1,129,500	124,990,470
Vanguard Intermediate-Term Corporate Bond ETF	1,374,000	111,678,720
Total		236,669,190
Total Exchange-Traded Fixed Income Funds (Cost $223,803,406)		236,669,190

Fixed Income Funds 10.8%

Investment Grade 10.8%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	18,909,039	162,428,652
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	8,362,705	79,278,443
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	19,725,346	155,830,234
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	9,042,368	80,748,344
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	17,550,316	161,111,901
The accompanying Notes to Financial Statements are an integral part of this statement.
8
Variable Portfolio – Managed Volatility Growth Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Fixed Income Funds (continued)
	Shares	Value ($)
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	21,443,577	201,784,058
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	37,257,762	362,518,025
Total		1,203,699,657
Total Fixed Income Funds (Cost $1,385,585,090)		1,203,699,657

Residential Mortgage-Backed Securities - Agency 4.1%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(c)
01/18/2039- 01/16/2054	3.000%	162,100,000	143,819,121
01/18/2039- 01/16/2054	3.500%	73,600,000	68,086,946
01/18/2039- 01/16/2054	4.000%	131,850,000	125,360,717
01/16/2054	4.500%	56,000,000	54,280,625
01/16/2054	5.000%	70,300,000	69,547,571
Total Residential Mortgage-Backed Securities - Agency (Cost $452,213,600)			461,094,980

Call Option Contracts Purchased 0.0%
Value ($)
(Cost $2,072,449)	2,303,460

Put Option Contracts Purchased 0.8%

(Cost $100,768,397)	90,605,575

Money Market Funds 22.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(a),(d)	2,468,951,462	2,468,457,671
Total Money Market Funds (Cost $2,467,844,093)		2,468,457,671
Total Investments in Securities (Cost: $9,041,729,449)		11,422,705,065
Other Assets & Liabilities, Net		(271,845,653)
Net Assets		11,150,859,412
At December 31, 2023, securities and/or cash totaling $154,910,571 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
25,783,068 USD	35,000,000 CAD	Barclays	02/09/2024	645,064	—
143,990,350 USD	115,000,000 GBP	Citi	02/09/2024	2,625,680	—
31,097,087 USD	340,000,000 NOK	Citi	02/09/2024	2,399,385	—
22,943,542 USD	20,000,000 CHF	HSBC	02/09/2024	931,389	—
11,660,962 USD	10,000,000 CHF	Morgan Stanley	02/09/2024	276,504	—
272,527,920 USD	252,000,000 EUR	Morgan Stanley	02/09/2024	6,100,164	—
87,228,195 USD	132,500,000 AUD	UBS	02/09/2024	3,176,643	—
120,000,000 SEK	11,513,221 USD	Wells Fargo	02/09/2024	—	(403,019)
154,402,376 USD	22,250,000,000 JPY	Wells Fargo	02/09/2024	4,335,710	—
6,916,654 USD	70,000,000 SEK	Wells Fargo	02/09/2024	34,486	—
Total				20,525,025	(403,019)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro STOXX 50 Index	4,989	03/2024	EUR	226,650,270	—	(1,147,119)
FTSE 100 Index	1,075	03/2024	GBP	83,382,375	2,310,207	—
MSCI Singapore Index	660	01/2024	SGD	18,988,200	465,790	—
OMXS30 Index	5,126	01/2024	SEK	1,230,880,750	2,975,595	—
S&P 500 Index E-mini	7,579	03/2024	USD	1,826,539,000	61,739,848	—
SPI 200 Index	267	03/2024	AUD	50,629,875	696,472	—
TOPIX Index	1,343	03/2024	JPY	31,775,380,000	1,238,265	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Growth Fund  | Annual Report 2023
9

Portfolio of Investments (continued)
December 31, 2023
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	75	03/2024	USD	9,370,313	34,501	—
U.S. Treasury 10-Year Note	541	03/2024	USD	61,073,828	2,007,139	—
U.S. Treasury 2-Year Note	641	03/2024	USD	131,990,914	1,119,690	—
U.S. Treasury 5-Year Note	1,366	03/2024	USD	148,584,516	2,769,848	—
U.S. Treasury Ultra Bond	20	03/2024	USD	2,671,875	8,337	—
U.S. Treasury Ultra Bond	55	03/2024	USD	7,347,656	—	(25,891)
Total					75,365,692	(1,173,010)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Russell 2000 Index E-mini	(1,680)	03/2024	USD	(172,006,800)	—	(12,980,653)

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	Morgan Stanley	USD	91,103,753	191	4,785.00	03/15/2024	2,072,449	2,303,460

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	Morgan Stanley	USD	1,225,846,310	2,570	3,550.00	06/20/2025	23,243,872	18,285,550
S&P 500 Index	Morgan Stanley	USD	608,153,325	1,275	3,800.00	06/20/2025	12,059,612	12,189,000
S&P 500 Index	Morgan Stanley	USD	701,165,010	1,470	3,650.00	06/20/2025	14,171,564	11,789,400
S&P 500 Index	Morgan Stanley	USD	608,153,325	1,275	3,900.00	12/19/2025	18,211,487	18,360,000
S&P 500 Index	Morgan Stanley	USD	608,153,325	1,275	3,800.00	12/19/2025	16,394,612	16,562,250
S&P 500 Index	Morgan Stanley	USD	608,153,325	1,275	3,600.00	12/19/2025	16,687,250	13,419,375
Total							100,768,397	90,605,575

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
S&P 500 Index	Morgan Stanley	USD	(91,103,753)	(191)	4,785.00	03/15/2024	(2,053,151)	(1,724,730)
Notes to Portfolio of Investments
(a)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	1,531,523,227	4,051,348,892	(3,114,732,366)	317,918	2,468,457,671	—	(42,084)	113,251,106	2,468,951,462
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	279,558,542	—	(31,321,328)	25,683,327	273,920,541	—	52,007,039	—	6,259,610
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	688,410,889	—	(88,787,708)	38,728,818	638,351,999	—	106,808,077	—	7,125,260
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	160,911,341	3,652,494	(11,398,582)	9,263,399	162,428,652	—	(3,005,857)	3,652,474	18,909,039
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Variable Portfolio – Managed Volatility Growth Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Notes to Portfolio of Investments (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	365,480,375	—	(69,542,611)	107,043,549	402,981,313	—	36,313,082	—	10,809,585
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	79,345,806	2,614,200	(5,910,559)	3,228,996	79,278,443	—	(613,026)	2,614,200	8,362,705
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	145,795,471	5,005,602	(174,631)	5,203,792	155,830,234	—	(55,652)	5,005,275	19,725,346
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares
	712,946,095	14,165,517	(33,995,481)	102,185,308	795,301,439	—	(7,253,228)	14,165,325	59,573,142
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares
	620,404,929	—	(129,277,229)	148,503,575	639,631,275	—	8,880,140	—	33,735,827
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	404,475,800	146	(27,531,212)	16,051,893	392,996,627	—	5,322,407	—	10,152,328
Columbia Variable Portfolio – Select Mid Cap Growth Fund, Class 1 Shares
	75,240,537	—	(10,067,550)	12,628,430	77,801,417	—	5,508,541	—	1,713,688
Columbia Variable Portfolio – Select Mid Cap Value Fund, Class 1 Shares
	79,700,465	26	(5,335,423)	2,956,429	77,321,497	—	5,032,444	—	2,098,846
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares
	79,772,875	6,324,401	(15,767,869)	12,609,394	82,938,801	5,730,568	(2,463,358)	593,818	6,389,738
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares
	60,896,008	139	(39,523)	16,241,801	77,098,425	—	(24,963)	—	6,617,891
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	77,187,720	2,158,496	(1,001,276)	2,403,404	80,748,344	—	(193,925)	2,158,472	9,042,368
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	154,828,244	5,120,433	(2,866,037)	4,029,261	161,111,901	—	(584,086)	5,120,386	17,550,316
CTIVP® – MFS® Value Fund, Class 1 Shares
	370,881,091	—	(27,892,967)	23,213,224	366,201,348	—	4,772,419	—	9,529,049
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	246,445,238	—	(182,122,145)	(49,206,177)	15,116,916	—	91,079,957	—	326,358
CTIVP® – Principal Blue Chip Growth Fund, Class 1 Shares
	343,539,561	—	(76,838,487)	108,690,821	375,391,895	—	13,394,150	—	6,361,496
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	367,913,102	—	(25,715,675)	27,482,566	369,679,993	—	6,276,048	—	10,535,195
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	194,519,340	4,846,561	(4,791,984)	7,210,141	201,784,058	—	(718,515)	4,846,518	21,443,577
CTIVP® – Victory Sycamore Established Value Fund, Class 1 Shares
	80,433,712	—	(5,084,115)	1,671,996	77,021,593	—	6,015,496	—	1,667,495
CTIVP® – Westfield Mid Cap Growth Fund, Class 1 Shares
	77,178,263	—	(8,166,435)	9,901,768	78,913,596	—	8,538,266	—	1,765,010
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares
	351,475,038	9,651,280	(12,661,657)	14,053,364	362,518,025	—	(2,104,132)	9,651,230	37,257,762
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares
	343,663,784	—	(29,139,194)	38,251,648	352,776,238	—	38,739,696	—	9,470,503
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares
	501,896,065	7,774,598	(22,231,214)	83,704,824	571,144,273	—	(4,015,966)	7,774,598	55,939,694
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Growth Fund  | Annual Report 2023
11

Portfolio of Investments (continued)
December 31, 2023
Notes to Portfolio of Investments (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Variable Portfolio – Partners International Growth Fund, Class 1 Shares
	257,842,160	1,344,924	(1,673,987)	37,077,617	294,590,714	—	(427,902)	1,344,672	25,638,878
Variable Portfolio – Partners International Value Fund, Class 1 Shares
	273,642,375	6,200,203	(18,676,513)	41,051,442	302,217,507	—	(1,535,052)	6,200,175	30,101,345
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	185,770,658	258	(6,343,976)	13,965,208	193,392,148	—	(680,484)	—	6,659,509
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	196,658,758	60	(13,310,352)	16,939,307	200,287,773	—	4,859,729	—	5,500,900
Total	9,308,337,469			881,087,043	10,327,234,656	5,730,568	369,829,261	176,378,249

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2023.
Abbreviation Legend
TBA	To Be Announced
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
12
Variable Portfolio – Managed Volatility Growth Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements   (continued)
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy.  The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principal investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Equity Funds	—	—	—	6,655,077,328	6,655,077,328
Exchange-Traded Equity Funds	304,797,204	—	—	—	304,797,204
Exchange-Traded Fixed Income Funds	236,669,190	—	—	—	236,669,190
Fixed Income Funds	—	—	—	1,203,699,657	1,203,699,657
Residential Mortgage-Backed Securities - Agency	—	461,094,980	—	—	461,094,980
Call Option Contracts Purchased	2,303,460	—	—	—	2,303,460
Put Option Contracts Purchased	90,605,575	—	—	—	90,605,575
Money Market Funds	2,468,457,671	—	—	—	2,468,457,671
Total Investments in Securities	3,102,833,100	461,094,980	—	7,858,776,985	11,422,705,065
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	20,525,025	—	—	20,525,025
Futures Contracts	75,365,692	—	—	—	75,365,692
Liability
Forward Foreign Currency Exchange Contracts	—	(403,019)	—	—	(403,019)
Futures Contracts	(14,153,663)	—	—	—	(14,153,663)
Put Option Contracts Written	(1,724,730)	—	—	—	(1,724,730)
Total	3,162,320,399	481,216,986	—	7,858,776,985	11,502,314,370
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Forward foreign currency exchange contracts and futures contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Growth Fund  | Annual Report 2023
13

Statement of Assets and Liabilities
December 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $949,588,674)	$1,002,561,374
Affiliated issuers (cost $7,989,299,929)	10,327,234,656
Option contracts purchased (cost $102,840,846)	92,909,035
Cash	1,206
Cash collateral held at broker for:
Option contracts written	17,150,627
Margin deposits on:
Futures contracts	137,759,944
Unrealized appreciation on forward foreign currency exchange contracts	20,525,025
Receivable for:
Investments sold	7,826,035
Investments sold on a delayed delivery basis	117,704,665
Capital shares sold	8,963
Dividends	10,721,519
Interest	789,061
Variation margin for futures contracts	4,213,603
Prepaid expenses	82,089
Deferred compensation of board members	596,281
Total assets	11,740,084,083
Liabilities
Option contracts written, at value (premiums received $2,053,151)	1,724,730
Unrealized depreciation on forward foreign currency exchange contracts	403,019
Payable for:
Investments purchased on a delayed delivery basis	569,504,474
Capital shares redeemed	11,189,013
Variation margin for futures contracts	4,906,267
Management services fees	59,720
Distribution and/or service fees	76,402
Service fees	514,634
Compensation of chief compliance officer	2,033
Compensation of board members	9,554
Other expenses	58,017
Deferred compensation of board members	776,808
Total liabilities	589,224,671
Net assets applicable to outstanding capital stock	$11,150,859,412
Represented by
Trust capital	$11,150,859,412
Total - representing net assets applicable to outstanding capital stock	$11,150,859,412
Class 1
Net assets	$28,645,541
Shares outstanding	1,648,535
Net asset value per share	$17.38
Class 2
Net assets	$11,122,213,871
Shares outstanding	646,550,944
Net asset value per share	$17.20
The accompanying Notes to Financial Statements are an integral part of this statement.
14
Variable Portfolio – Managed Volatility Growth Fund  | Annual Report 2023

Statement of Operations
Year Ended December 31, 2023

Net investment income
Income:
Dividends — unaffiliated issuers	$17,065,254
Dividends — affiliated issuers	176,378,249
Interest	4,104,580
Total income	197,548,083
Expenses:
Management services fees	19,691,527
Distribution and/or service fees
Class 2	26,783,659
Service fees	6,436,980
Custodian fees	49,192
Printing and postage fees	54,881
Accounting services fees	30,090
Legal fees	148,982
Interest on collateral	8,648
Compensation of chief compliance officer	2,058
Compensation of board members	149,417
Deferred compensation of board members	53,757
Other	160,396
Total expenses	53,569,587
Net investment income	143,978,496
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(135,813,763)
Investments — affiliated issuers	369,829,261
Capital gain distributions from underlying affiliated funds	5,730,568
Foreign currency translations	(824,942)
Forward foreign currency exchange contracts	(31,200,806)
Futures contracts	118,782,672
Option contracts purchased	(135,731,810)
Option contracts written	(4,077,838)
Swap contracts	1,919,319
Net realized gain	188,612,661
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	204,108,429
Investments — affiliated issuers	881,087,043
Forward foreign currency exchange contracts	24,853,477
Futures contracts	32,981,037
Option contracts purchased	(5,361,409)
Option contracts written	328,421
Swap contracts	(1,074,338)
Net change in unrealized appreciation (depreciation)	1,136,922,660
Net realized and unrealized gain	1,325,535,321
Net increase in net assets resulting from operations	$1,469,513,817
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Growth Fund  | Annual Report 2023
15

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income	$143,978,496	$52,281,268
Net realized gain (loss)	188,612,661	(388,740,469)
Net change in unrealized appreciation (depreciation)	1,136,922,660	(2,352,151,659)
Net increase (decrease) in net assets resulting from operations	1,469,513,817	(2,688,610,860)
Decrease in net assets from capital stock activity	(863,420,824)	(788,930,941)
Total increase (decrease) in net assets	606,092,993	(3,477,541,801)
Net assets at beginning of year	10,544,766,419	14,022,308,220
Net assets at end of year	$11,150,859,412	$10,544,766,419

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	588,271	9,460,924	489,034	7,781,582
Shares redeemed	(112,385)	(1,775,016)	(119,217)	(1,808,536)
Net increase	475,886	7,685,908	369,817	5,973,046
Class 2
Shares sold	144,423	2,284,313	428,250	6,701,801
Shares redeemed	(54,843,071)	(873,391,045)	(50,861,787)	(801,605,788)
Net decrease	(54,698,648)	(871,106,732)	(50,433,537)	(794,903,987)
Total net decrease	(54,222,762)	(863,420,824)	(50,063,720)	(788,930,941)
The accompanying Notes to Financial Statements are an integral part of this statement.
16
Variable Portfolio – Managed Volatility Growth Fund  | Annual Report 2023

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Variable Portfolio – Managed Volatility Growth Fund  | Annual Report 2023
17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2023	$15.13	0.25	2.00	2.25
Year Ended 12/31/2022	$18.73	0.12	(3.72)	(3.60)
Year Ended 12/31/2021	$16.69	0.08	1.96	2.04
Year Ended 12/31/2020	$14.96	0.06	1.67	1.73
Year Ended 12/31/2019(d)	$13.62	0.11	1.23	1.34
Class 2
Year Ended 12/31/2023	$15.01	0.21	1.98	2.19
Year Ended 12/31/2022	$18.63	0.07	(3.69)	(3.62)
Year Ended 12/31/2021	$16.65	0.04	1.94	1.98
Year Ended 12/31/2020	$14.96	0.02	1.67	1.69
Year Ended 12/31/2019	$12.65	0.13	2.18	2.31

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
18
Variable Portfolio – Managed Volatility Growth Fund  | Annual Report 2023

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2023	$17.38	14.87%	0.25% (c)	0.25% (c)	1.58%	163%	$28,646
Year Ended 12/31/2022	$15.13	(19.22% )	0.25% (c)	0.25% (c)	0.73%	151%	$17,737
Year Ended 12/31/2021	$18.73	12.22%	0.25% (c)	0.25% (c)	0.46%	196%	$15,036
Year Ended 12/31/2020	$16.69	11.56%	0.25%	0.25%	0.42%	184%	$6,085
Year Ended 12/31/2019(d)	$14.96	9.84%	0.25%	0.25%	0.88%	128%	$1,985
Class 2
Year Ended 12/31/2023	$17.20	14.59%	0.50% (c)	0.50% (c)	1.34%	163%	$11,122,214
Year Ended 12/31/2022	$15.01	(19.43% )	0.50% (c)	0.50% (c)	0.45%	151%	$10,527,029
Year Ended 12/31/2021	$18.63	11.89%	0.50% (c)	0.50% (c)	0.22%	196%	$14,007,272
Year Ended 12/31/2020	$16.65	11.30%	0.50%	0.50%	0.16%	184%	$12,503,225
Year Ended 12/31/2019	$14.96	18.26%	0.49%	0.49%	0.91%	128%	$11,450,160
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Growth Fund  | Annual Report 2023
19

Notes to Financial Statements
December 31, 2023
Note 1. Organization
Variable Portfolio – Managed Volatility Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies, operations and risks of the Underlying Funds, please refer to the Fund’s current prospectus as well as the prospectuses and shareholder reports of the Underlying Funds, which are available from the Securities and Exchange Commission’s website at www.sec.gov or on the Underlying Funds’ website at www.columbiathreadneedleus.com/resources/literature.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in the Underlying Funds (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
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Notes to Financial Statements (continued)
December 31, 2023
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty
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Notes to Financial Statements (continued)
December 31, 2023
provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark. These instruments may be used for other purposes in future periods.
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Notes to Financial Statements (continued)
December 31, 2023
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity risk, to increase return on investments and to facilitate buying and selling of securities for investment. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written
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Notes to Financial Statements (continued)
December 31, 2023
generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty and the central counterparty becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the central counterparty in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the central counterparty stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM or central counterparty, as applicable, may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a
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Notes to Financial Statements (continued)
December 31, 2023
credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2023:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	69,426,177 *
Equity risk	Investments, at value — Option contracts purchased	92,909,035
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	20,525,025
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	5,939,515 *
Total		188,799,752

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	14,127,772 *
Equity risk	Option contracts written, at value	1,724,730
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	403,019
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	25,891 *
Total		16,281,412

*
Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.

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Notes to Financial Statements (continued)
December 31, 2023
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	1,919,319	1,919,319
Equity risk	—	134,489,075	(135,731,810)	(4,077,838)	—	(5,320,573)
Foreign exchange risk	(31,200,806)	—	—	—	—	(31,200,806)
Interest rate risk	—	(15,706,403)	—	—	—	(15,706,403)
Total	(31,200,806)	118,782,672	(135,731,810)	(4,077,838)	1,919,319	(50,308,463)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	(1,074,338)	(1,074,338)
Equity risk	—	23,866,868	(5,361,409)	328,421	—	18,833,880
Foreign exchange risk	24,853,477	—	—	—	—	24,853,477
Interest rate risk	—	9,114,169	—	—	—	9,114,169
Total	24,853,477	32,981,037	(5,361,409)	328,421	(1,074,338)	51,727,188
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended December 31, 2023:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	2,197,046,896
Futures contracts — short	172,800,232
Credit default swap contracts — sell protection	11,744,505

Derivative instrument	Average value ($)
Option contracts purchased	87,675,798
Option contracts written	(560,343)

Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Forward foreign currency exchange contracts	4,539,945	(8,746,127)
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
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Notes to Financial Statements (continued)
December 31, 2023
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2023:
	Barclays ($)	Citi ($)	HSBC ($)	Morgan Stanley ($)	UBS ($)	Wells Fargo ($)	Total ($)
Assets
Forward foreign currency exchange contracts	645,064	5,025,065	931,389	6,376,668	3,176,643	4,370,196	20,525,025
Call option contracts purchased	-	-	-	2,303,460	-	-	2,303,460
Put option contracts purchased	-	-	-	90,605,575	-	-	90,605,575
Total assets	645,064	5,025,065	931,389	99,285,703	3,176,643	4,370,196	113,434,060
Liabilities
Forward foreign currency exchange contracts	-	-	-	-	-	403,019	403,019
Put option contracts written	-	-	-	1,724,730	-	-	1,724,730
Total liabilities	-	-	-	1,724,730	-	403,019	2,127,749
Total financial and derivative net assets	645,064	5,025,065	931,389	97,560,973	3,176,643	3,967,177	111,306,311
Total collateral received (pledged) (a)	-	-	-	-	-	-	-
Net amount (b)	645,064	5,025,065	931,389	97,560,973	3,176,643	3,967,177	111,306,311

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Notes to Financial Statements (continued)
December 31, 2023
(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The Fund’s net assets are reported at the partner-level for federal income tax purposes.
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Notes to Financial Statements (continued)
December 31, 2023
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2023 was 0.18% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan
Variable Portfolio – Managed Volatility Growth Fund  | Annual Report 2023
29

Notes to Financial Statements (continued)
December 31, 2023
constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2023 was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2023 through April 30, 2024	Prior to May 1, 2023
Class 1	0.78%	0.79%
Class 2	1.03	1.04
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of
30
Variable Portfolio – Managed Volatility Growth Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $14,897,984,138 and $17,267,950,667, respectively, for the year ended December 31, 2023, of which $13,021,666,754 and $13,703,458,026, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2023.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2023.
Variable Portfolio – Managed Volatility Growth Fund  | Annual Report 2023
31

Notes to Financial Statements (continued)
December 31, 2023
Note 8. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
32
Variable Portfolio – Managed Volatility Growth Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Shareholder concentration risk
At December 31, 2023, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
Variable Portfolio – Managed Volatility Growth Fund  | Annual Report 2023
33

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Variable Portfolio – Managed Volatility Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – Managed Volatility Growth Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
34
Variable Portfolio – Managed Volatility Growth Fund  | Annual Report 2023

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

Variable Portfolio – Managed Volatility Growth Fund  | Annual Report 2023
35

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 31, 2023; Adjunct Professor of
Finance, Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

36
Variable Portfolio – Managed Volatility Growth Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company since November
2013 (Chair of the Board,
since May 2021) (food
distributor); Director, Aircastle
Limited (Chair of Audit
Committee) (aircraft leasing),
since August 2006; former
Director, Nash Finch Company
(food distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
Variable Portfolio – Managed Volatility Growth Fund  | Annual Report 2023
37

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
38
Variable Portfolio – Managed Volatility Growth Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds
Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds
Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig,
Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

Variable Portfolio – Managed Volatility Growth Fund  | Annual Report 2023
39

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

40
Variable Portfolio – Managed Volatility Growth Fund  | Annual Report 2023

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Variable Portfolio – Managed Volatility Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2024 Columbia Management Investment Advisers, LLC.
ANN7047_12_C01_(02/24)

Annual Report
December 31, 2023
Variable Portfolio – Managed Volatility Conservative Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require that funds transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in a fund. Much of the information, including a fund’s financial statements, that is currently disclosed in a fund’s shareholder reports will instead be made available on the fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires a fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their fund documents electronically.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – Managed Volatility Conservative Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – Managed Volatility Conservative Fund | Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund pursues total return while seeking to manage the Fund’s exposure to equity market volatility.

Portfolio management
Brian Virginia
Lead Portfolio Manager
Managed Fund since 2014
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Dan Boncarosky, CFA
Portfolio Manager
Managed Fund since 2023

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	10 Years
Class 1*	02/20/19	8.05	2.63	2.45
Class 2	04/12/13	7.87	2.39	2.33
Blended Benchmark		9.01	3.62	3.44
Bloomberg U.S. Aggregate Bond Index		5.53	1.10	1.81
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share class, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 80% Bloomberg U.S. Aggregate Bond Index, 14% Russell 3000 Index and 6% MSCI EAFE Index (Net).
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio – Managed Volatility Conservative Fund  | Annual Report 2023
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (December 31, 2013 — December 31, 2023)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Managed Volatility Conservative Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.
4
Variable Portfolio – Managed Volatility Conservative Fund  | Annual Report 2023

Fund at a Glance  (continued)
(Unaudited)

Portfolio Allocation (%) (at December 31, 2023)
Allocations to Underlying Funds
Equity Funds	16.3
International	4.8
U.S. Large Cap	9.2
U.S. Mid Cap	0.6
U.S. Small Cap	1.7
Exchange-Traded Equity Funds	0.7
U.S. Large Cap	0.2
U.S. Mid Cap	0.3
U.S. Mid Large Cap	0.2
Exchange-Traded Fixed Income Funds	2.2
Investment Grade	2.2
Fixed Income Funds	50.2
Investment Grade	50.2
Allocations to Tactical Assets
Money Market Funds(a)	20.9
Call Option Contracts Purchased	0.0 (b)
Put Option Contracts Purchased	0.2
Residential Mortgage-Backed Securities - Agency	9.5
Total	100.0

(a)
Includes investments in Money Market Funds, including investing for the purpose of covering obligations relating to the Fund’s investment in derivatives. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the
Portfolio of Investments and the derivative instruments discussion in Note 2 to the
Notes to Financial Statements.

(b)	Rounds to zero.
Percentages indicated are based upon total investments including option contracts purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Variable Portfolio – Managed Volatility Conservative Fund  | Annual Report 2023
5

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended December 31, 2023, Class 2 shares of Variable Portfolio – Managed Volatility Conservative Fund returned 7.87%. During the same time period, the Fund’s Blended Benchmark returned 9.01% and the broad U.S. fixed-income market, as measured by the Bloomberg U.S. Aggregate Bond Index, returned 5.53%.
Market overview
Domestic equity market performance was dominated by a small handful of mega-cap stocks during the 12-month period.  The Russell 3000 Index, a broad-based domestic equity benchmark that includes exposure to small-cap stocks in addition to large capitalization companies, ended the full 12-month period up 25.96%.
A year ago, a growing number of Wall Street economists were anticipating that 2023 would bring a recession. Their rationale largely hinged on the aggressive tightening cycle of the U.S Federal Reserve, and the inversion of numerous yield curve pairings — a condition that has been followed by  recession in a significant majority of business cycles over the better part of the last 40 years.  Although these forecasts shed clouds on the equity rally, stocks continued to advance throughout the year as consumer spending and low unemployment figures helped drive gains.
Most duration sensitive bond holdings struggled throughout the first three-quarters of the annual period.  Only in the fourth quarter did many of these interest rate sensitive holdings emerge with positive total returns.  As U.S. government bond yields fell during the fourth quarter, duration sensitive fixed-income holdings ended the year on a positive note.  For the full 12-month period, the Bloomberg U.S. Long Treasury Index increased by 3.06% and the Bloomberg U.S. Aggregate Bond Index was up 5.53%.
In foreign developed markets, the MSCI EAFE Index (Net), a broad proxy for international developed market equities, delivered a return of 18.24%.  In emerging markets, as measured by the MSCI Emerging Markets Index (Net), stocks rose by 9.83% in the 12-month period.
Despite broadening geopolitical risks, commodity markets struggled during the 12-month period.  A broad-based index covering the commodity markets, the S&P GSCI, dropped by 4.27% over the 12-month period.
The dynamic algorithm, a quantitative tool used by the Fund’s portfolio managers to help direct equity exposure, steered the Fund to start the 12-month period with an underweight in equity exposure within the Fund.  However, as equity volatility decreased during the early part of the period, the algorithm shifted to recommend an overweight allocation to equity exposure versus static benchmark equity weights. This overweight positioning was applied to the Fund during a significant majority of the annual period, as levels of equity volatility remained well contained throughout the 12-month period.
The Fund’s notable contributors during the period
•
Overall, the dynamic algorithm’s suggested positioning served as a contributor to relative performance versus static benchmarks during the period.
•
The managers tactically adjusted actual equity exposure to maintain levels of equity exposure close to levels called for by the dynamic algorithm throughout the 12-month period, and this tactical discretion added slightly to relative Fund performance during the period.
•
Growth-oriented equity managers and fixed-income managers contributed favorably to relative performance during the period.
The Fund’s notable detractors during the period
•
Underlying funds delivered mixed results versus benchmarks during the 12-month period, but in total did detract from relative performance results.
•
Underlying equity funds, especially those incorporating a valuation-sensitive investment strategy, detracted from relative performance during the period.
6
Variable Portfolio – Managed Volatility Conservative Fund  | Annual Report 2023

Manager Discussion of Fund Performance (continued)
(Unaudited)
•
The Fund’s use of protective put options and hedging strategies, which are used to help shield investors from outsized losses during periods of steep equity market declines, detracted from relative returns as time-value decay (the reduction in value of an options contract as it reaches its expiration date) and hedging instrument losses experienced headwinds over the course of the 12-month period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund’s investment in underlying funds subject them to the investment performance (positive or negative), risks and expenses of these underlying funds. There are risks associated with fixed-income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Quantitative models used by the Fund may not be effective in selecting the most favorable securities for inclusion and may cause the Fund to underperform other investment strategies. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. Asset allocation does not assure a profit or protect against loss. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Variable Portfolio – Managed Volatility Conservative Fund  | Annual Report 2023
7

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,039.50	1,023.44	1.53	1.51	0.30	3.61	3.58	0.71
Class 2	1,000.00	1,000.00	1,039.10	1,022.24	2.75	2.72	0.54	4.83	4.79	0.95
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
8
Variable Portfolio – Managed Volatility Conservative Fund  | Annual Report 2023

Portfolio of Investments
December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Equity Funds 17.9%
	Shares	Value ($)
International 5.3%
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares(a)	1,502,802	20,062,403
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares(a)	341,543	3,487,150
Variable Portfolio – Partners International Growth Fund, Class 1 Shares(a)	305,410	3,509,167
Variable Portfolio – Partners International Value Fund, Class 1 Shares(a)	348,519	3,499,134
Total		30,557,854
U.S. Large Cap 10.1%
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares(a),(b)	135,185	5,915,683
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	161,016	14,425,389
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares(a),(b)	147,082	5,483,207
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	830,396	15,744,315
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	141,889	5,492,513
CTIVP® – MFS® Value Fund, Class 1 Shares(a),(b)	68,743	2,641,813
CTIVP® – Principal Blue Chip Growth Fund, Class 1 Shares(a),(b)	44,723	2,639,133
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	75,263	2,640,993
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	99,419	3,703,351
Total		58,686,397
U.S. Mid Cap 0.7%
Columbia Variable Portfolio – Select Mid Cap Growth Fund, Class 1 Shares(a),(b)	40,375	1,833,029
Columbia Variable Portfolio – Select Mid Cap Value Fund, Class 1 Shares(a),(b)	49,801	1,834,660
Total		3,667,689
Equity Funds (continued)
	Shares	Value ($)
U.S. Small Cap 1.8%
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares(a)	59,036	766,283
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares(a),(b)	65,707	765,484
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	156,311	4,539,282
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	124,762	4,542,573
Total		10,613,622
Total Equity Funds (Cost $61,292,396)		103,525,562

Exchange-Traded Equity Funds 0.8%

U.S. Large Cap 0.2%
Vanguard Russell 1000 Growth ETF	19,142	1,493,459
U.S. Mid Cap 0.3%
iShares Core S&P Mid-Cap ETF	5,500	1,524,325
U.S. Mid Large Cap 0.3%
iShares Russell 1000 Growth Index Fund	4,929	1,494,325
Total Exchange-Traded Equity Funds (Cost $4,153,390)		4,512,109

Exchange-Traded Fixed Income Funds 2.4%

Investment Grade 2.4%
iShares iBoxx $ Investment Grade Corporate Bond ETF	70,850	7,840,261
Vanguard Intermediate-Term Corporate Bond ETF	77,000	6,258,560
Total		14,098,821
Total Exchange-Traded Fixed Income Funds (Cost $13,567,476)		14,098,821

Fixed Income Funds 55.0%

Investment Grade 55.0%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	6,641,500	57,050,490
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	2,244,951	21,282,133
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	4,412,672	34,860,108
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	2,431,490	21,713,205
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Fund  | Annual Report 2023
9

Portfolio of Investments (continued)
December 31, 2023
Fixed Income Funds (continued)
	Shares	Value ($)
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	6,438,426	59,104,752
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	6,058,928	57,014,515
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	6,947,708	67,601,195
Total		318,626,398
Total Fixed Income Funds (Cost $359,634,230)		318,626,398

Residential Mortgage-Backed Securities - Agency 10.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(c)
01/18/2039- 01/16/2054	3.000%	22,900,000	20,313,153
01/18/2039- 01/16/2054	3.500%	8,000,000	7,406,660
01/18/2039- 01/16/2054	4.000%	12,397,000	11,790,473
01/16/2054	4.500%	8,250,000	7,996,699
01/16/2054	5.000%	12,500,000	12,366,211
Total Residential Mortgage-Backed Securities - Agency (Cost $58,382,725)			59,873,196

Call Option Contracts Purchased 0.0%
Value ($)
(Cost $32,551)	36,180

Put Option Contracts Purchased 0.2%

(Cost $1,610,192)	1,446,115

Money Market Funds 22.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(a),(d)	132,528,935	132,502,429
Total Money Market Funds (Cost $132,472,876)		132,502,429
Total Investments in Securities (Cost: $631,145,836)		634,620,810
Other Assets & Liabilities, Net		(55,135,924)
Net Assets		579,484,886
At December 31, 2023, securities and/or cash totaling $2,493,639 were pledged as collateral.
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
1,289,153 USD	1,750,000 CAD	Barclays	02/09/2024	32,253	—
3,443,248 USD	2,750,000 GBP	Citi	02/09/2024	62,788	—
1,371,930 USD	15,000,000 NOK	Citi	02/09/2024	105,855	—
550,000 CHF	630,947 USD	HSBC	02/09/2024	—	(25,613)
4,596,205 USD	4,250,000 EUR	Morgan Stanley	02/09/2024	102,880	—
2,468,723 USD	3,750,000 AUD	UBS	02/09/2024	89,905	—
15,000,000 SEK	1,439,153 USD	Wells Fargo	02/09/2024	—	(50,377)
1,734,858 USD	250,000,000 JPY	Wells Fargo	02/09/2024	48,716	—
296,428 USD	3,000,000 SEK	Wells Fargo	02/09/2024	1,478	—
Total				443,875	(75,990)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro STOXX 50 Index	64	03/2024	EUR	2,907,520	—	(15,901)
FTSE 100 Index	13	03/2024	GBP	1,008,345	27,980	—
MSCI Singapore Index	9	01/2024	SGD	258,930	6,352	—
OMXS30 Index	69	01/2024	SEK	16,568,625	39,618	—
S&P 500 Index E-mini	110	03/2024	USD	26,510,000	863,182	—
SPI 200 Index	3	03/2024	AUD	568,875	7,825	—
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Variable Portfolio – Managed Volatility Conservative Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
TOPIX Index	18	03/2024	JPY	425,880,000	16,596	—
U.S. Treasury 10-Year Note	105	03/2024	USD	11,853,516	388,535	—
U.S. Treasury 2-Year Note	50	03/2024	USD	10,295,703	113,199	—
U.S. Treasury 5-Year Note	140	03/2024	USD	15,228,281	351,045	—
Total					1,814,332	(15,901)

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Russell 2000 Index E-mini	(54)	03/2024	USD	(5,528,790)	—	(419,454)
U.S. Long Bond	(43)	03/2024	USD	(5,372,313)	—	(413,753)
U.S. Treasury Ultra Bond	(43)	03/2024	USD	(5,744,531)	—	(529,536)
Total					—	(1,362,743)

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	Morgan Stanley	USD	1,430,949	3	4,785.00	03/15/2024	32,551	36,180

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	Morgan Stanley	USD	21,464,235	45	3,550.00	06/20/2025	404,329	320,175
S&P 500 Index	Morgan Stanley	USD	9,539,660	20	3,800.00	06/20/2025	189,170	191,200
S&P 500 Index	Morgan Stanley	USD	10,493,626	22	3,650.00	06/20/2025	212,092	176,440
S&P 500 Index	Morgan Stanley	USD	9,539,660	20	3,900.00	12/19/2025	285,670	288,000
S&P 500 Index	Morgan Stanley	USD	9,539,660	20	3,800.00	12/19/2025	257,170	259,800
S&P 500 Index	Morgan Stanley	USD	9,539,660	20	3,600.00	12/19/2025	261,761	210,500
Total							1,610,192	1,446,115

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
S&P 500 Index	Morgan Stanley	USD	(1,430,949)	(3)	4,785.00	03/15/2024	(32,248)	(27,090)
Notes to Portfolio of Investments
(a)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	113,478,981	100,933,504	(81,928,816)	18,760	132,502,429	—	(5,865)	6,861,941	132,528,935
Columbia Variable Portfolio – Contrarian Core Fund, Class 1 Shares
	5,915,448	187,611	(1,105,030)	917,654	5,915,683	—	776,225	—	135,185
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	14,446,491	608,736	(2,356,708)	1,726,870	14,425,389	—	1,520,025	—	161,016
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	58,751,972	2,325,096	(7,746,651)	3,720,073	57,050,490	—	(1,691,299)	1,382,400	6,641,500
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Fund  | Annual Report 2023
11

Portfolio of Investments (continued)
December 31, 2023
Notes to Portfolio of Investments (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Variable Portfolio – Large Cap Growth Fund, Class 1 Shares
	5,446,525	177,137	(1,431,865)	1,291,410	5,483,207	—	733,422	—	147,082
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	22,436,050	1,665,385	(3,708,173)	888,871	21,282,133	—	(207,359)	744,187	2,244,951
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	35,519,784	3,067,900	(7,202,381)	3,474,805	34,860,108	—	(2,264,469)	1,200,450	4,412,672
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares
	20,358,331	1,481,268	(4,925,638)	3,148,442	20,062,403	—	(561,848)	406,754	1,502,802
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares
	15,752,251	585,162	(3,969,064)	3,375,966	15,744,315	—	618,409	—	830,396
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	5,499,908	592,778	(832,487)	232,314	5,492,513	—	81,458	—	141,889
Columbia Variable Portfolio – Select Mid Cap Growth Fund, Class 1 Shares
	1,093,571	970,314	(531,345)	300,489	1,833,029	—	50,627	—	40,375
Columbia Variable Portfolio – Select Mid Cap Value Fund, Class 1 Shares
	1,100,151	1,045,232	(478,744)	168,021	1,834,660	—	53,106	—	49,801
Columbia Variable Portfolio – Small Cap Value Fund, Class 1 Shares
	1,101,266	225,546	(642,190)	81,661	766,283	75,373	41,580	7,810	59,036
Columbia Variable Portfolio – Small Company Growth Fund, Class 1 Shares
	930,475	148,217	(995,727)	682,519	765,484	—	(436,517)	—	65,707
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	22,371,948	1,136,240	(2,933,739)	1,138,756	21,713,205	—	(599,272)	628,686	2,431,490
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	60,851,444	3,086,534	(7,725,397)	2,892,171	59,104,752	—	(1,814,146)	2,029,308	6,438,426
CTIVP® – MFS® Value Fund, Class 1 Shares
	2,640,698	208,917	(316,874)	109,072	2,641,813	—	100,275	—	68,743
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	2,358,978	—	(1,633,963)	(725,015)	—	—	1,114,088	—	—
CTIVP® – Principal Blue Chip Growth Fund, Class 1 Shares
	2,630,456	115,943	(618,416)	511,150	2,639,133	—	387,716	—	44,723
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	2,640,241	272,274	(406,512)	134,990	2,640,993	—	118,044	—	75,263
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	58,781,109	2,277,953	(7,017,780)	2,973,233	57,014,515	—	(1,239,938)	1,472,307	6,058,928
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares
	69,723,227	3,016,645	(8,839,632)	3,700,955	67,601,195	—	(1,592,053)	1,925,929	6,947,708
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares
	3,722,826	154,012	(563,597)	390,110	3,703,351	—	447,550	—	99,419
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares
	3,512,756	196,578	(682,274)	460,090	3,487,150	—	70,962	53,203	341,543
Variable Portfolio – Partners International Growth Fund, Class 1 Shares
	3,505,079	194,373	(640,823)	450,538	3,509,167	—	32,884	17,909	305,410
Variable Portfolio – Partners International Value Fund, Class 1 Shares
	3,539,253	302,198	(738,715)	396,398	3,499,134	—	101,561	80,099	348,519
The accompanying Notes to Financial Statements are an integral part of this statement.
12
Variable Portfolio – Managed Volatility Conservative Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Notes to Portfolio of Investments (continued)
Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	6,567,972	707,020	(3,322,911)	587,201	4,539,282	—	(131,966)	—	156,311
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	6,583,967	834,252	(2,839,179)	(36,467)	4,542,573	—	713,269	—	124,762
Total	551,261,158			33,011,037	554,654,389	75,373	(3,583,531)	16,810,983

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2023.
Abbreviation Legend
TBA	To Be Announced
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy.  The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principal investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Fund  | Annual Report 2023
13

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements   (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Equity Funds	—	—	—	103,525,562	103,525,562
Exchange-Traded Equity Funds	4,512,109	—	—	—	4,512,109
Exchange-Traded Fixed Income Funds	14,098,821	—	—	—	14,098,821
Fixed Income Funds	—	—	—	318,626,398	318,626,398
Residential Mortgage-Backed Securities - Agency	—	59,873,196	—	—	59,873,196
Call Option Contracts Purchased	36,180	—	—	—	36,180
Put Option Contracts Purchased	1,446,115	—	—	—	1,446,115
Money Market Funds	132,502,429	—	—	—	132,502,429
Total Investments in Securities	152,595,654	59,873,196	—	422,151,960	634,620,810
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	443,875	—	—	443,875
Futures Contracts	1,814,332	—	—	—	1,814,332
Liability
Forward Foreign Currency Exchange Contracts	—	(75,990)	—	—	(75,990)
Futures Contracts	(1,378,644)	—	—	—	(1,378,644)
Put Option Contracts Written	(27,090)	—	—	—	(27,090)
Total	153,004,252	60,241,081	—	422,151,960	635,397,293
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Forward foreign currency exchange contracts and futures contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
14
Variable Portfolio – Managed Volatility Conservative Fund  | Annual Report 2023

Statement of Assets and Liabilities
December 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $76,103,591)	$78,484,126
Affiliated issuers (cost $553,399,502)	554,654,389
Option contracts purchased (cost $1,642,743)	1,482,295
Cash	1,217
Cash collateral held at broker for:
Option contracts written	495,708
Margin deposits on:
Futures contracts	1,997,930
Unrealized appreciation on forward foreign currency exchange contracts	443,875
Receivable for:
Investments sold	435,379
Investments sold on a delayed delivery basis	1,471,849
Dividends	569,050
Interest	103,338
Variation margin for futures contracts	152,603
Prepaid expenses	7,170
Deferred compensation of board members	74,925
Total assets	640,373,854
Liabilities
Option contracts written, at value (premiums received $32,248)	27,090
Unrealized depreciation on forward foreign currency exchange contracts	75,990
Payable for:
Investments purchased on a delayed delivery basis	59,934,025
Capital shares redeemed	621,971
Variation margin for futures contracts	69,912
Management services fees	3,339
Distribution and/or service fees	3,977
Service fees	27,067
Compensation of chief compliance officer	109
Compensation of board members	1,224
Other expenses	25,828
Deferred compensation of board members	98,436
Total liabilities	60,888,968
Net assets applicable to outstanding capital stock	$579,484,886
Represented by
Trust capital	$579,484,886
Total - representing net assets applicable to outstanding capital stock	$579,484,886
Class 1
Net assets	$615,603
Shares outstanding	47,742
Net asset value per share	$12.89
Class 2
Net assets	$578,869,283
Shares outstanding	45,413,884
Net asset value per share	$12.75
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Fund  | Annual Report 2023
15

Statement of Operations
Year Ended December 31, 2023

Net investment income
Income:
Dividends — unaffiliated issuers	$772,632
Dividends — affiliated issuers	16,810,983
Interest	89,591
Total income	17,673,206
Expenses:
Management services fees	1,253,939
Distribution and/or service fees
Class 2	1,487,036
Service fees	356,898
Custodian fees	32,564
Printing and postage fees	13,325
Accounting services fees	30,090
Legal fees	19,563
Interest on collateral	34
Compensation of chief compliance officer	109
Compensation of board members	18,307
Deferred compensation of board members	6,981
Other	14,189
Total expenses	3,233,035
Net investment income	14,440,171
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	1,119,144
Investments — affiliated issuers	(3,583,531)
Capital gain distributions from underlying affiliated funds	75,373
Foreign currency translations	(75,776)
Forward foreign currency exchange contracts	(753,067)
Futures contracts	1,577,423
Option contracts purchased	(2,367,944)
Option contracts written	(91,116)
Swap contracts	1,356
Net realized loss	(4,098,138)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	602,329
Investments — affiliated issuers	33,011,037
Forward foreign currency exchange contracts	651,538
Futures contracts	(666,961)
Option contracts purchased	(105,012)
Option contracts written	5,158
Net change in unrealized appreciation (depreciation)	33,498,089
Net realized and unrealized gain	29,399,951
Net increase in net assets resulting from operations	$43,840,122
The accompanying Notes to Financial Statements are an integral part of this statement.
16
Variable Portfolio – Managed Volatility Conservative Fund  | Annual Report 2023

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income	$14,440,171	$7,850,999
Net realized loss	(4,098,138)	(17,425,562)
Net change in unrealized appreciation (depreciation)	33,498,089	(106,181,533)
Net increase (decrease) in net assets resulting from operations	43,840,122	(115,756,096)
Decrease in net assets from capital stock activity	(69,890,944)	(23,485,279)
Total decrease in net assets	(26,050,822)	(139,241,375)
Net assets at beginning of year	605,535,708	744,777,083
Net assets at end of year	$579,484,886	$605,535,708

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	17,901	220,889	10,507	133,359
Shares redeemed	(5,531)	(67,537)	(4,883)	(64,059)
Net increase	12,370	153,352	5,624	69,300
Class 2
Shares sold	2,130,562	25,752,752	5,599,945	69,257,663
Shares redeemed	(7,899,764)	(95,797,048)	(7,336,956)	(92,812,242)
Net decrease	(5,769,202)	(70,044,296)	(1,737,011)	(23,554,579)
Total net decrease	(5,756,832)	(69,890,944)	(1,731,387)	(23,485,279)
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Fund  | Annual Report 2023
17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2023	$11.93	0.33	0.63	0.96
Year Ended 12/31/2022	$14.16	0.20	(2.43)	(2.23)
Year Ended 12/31/2021	$13.76	0.16	0.24	0.40
Year Ended 12/31/2020	$12.70	0.15	0.91	1.06
Year Ended 12/31/2019(d)	$11.70	0.17	0.83	1.00
Class 2
Year Ended 12/31/2023	$11.82	0.29	0.64	0.93
Year Ended 12/31/2022	$14.07	0.15	(2.40)	(2.25)
Year Ended 12/31/2021	$13.71	0.11	0.25	0.36
Year Ended 12/31/2020	$12.68	0.15	0.88	1.03
Year Ended 12/31/2019	$11.33	0.23	1.12	1.35

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
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Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2023	$12.89	8.05%	0.29% (c)	0.29% (c)	2.73%	178%	$616
Year Ended 12/31/2022	$11.93	(15.75% )	0.29% (c)	0.29% (c)	1.56%	147%	$422
Year Ended 12/31/2021	$14.16	2.91%	0.29% (c)	0.29% (c)	1.18%	195%	$421
Year Ended 12/31/2020	$13.76	8.35%	0.30%	0.30%	1.16%	132%	$363
Year Ended 12/31/2019(d)	$12.70	8.55%	0.31%	0.31%	1.57%	139%	$53
Class 2
Year Ended 12/31/2023	$12.75	7.87%	0.54% (c)	0.54% (c)	2.43%	178%	$578,869
Year Ended 12/31/2022	$11.82	(15.99% )	0.54% (c)	0.54% (c)	1.22%	147%	$605,114
Year Ended 12/31/2021	$14.07	2.63%	0.54% (c)	0.54% (c)	0.81%	195%	$744,356
Year Ended 12/31/2020	$13.71	8.12%	0.55%	0.55%	1.15%	132%	$901,838
Year Ended 12/31/2019	$12.68	11.91%	0.57%	0.57%	1.90%	139%	$572,701
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Volatility Conservative Fund  | Annual Report 2023
19

Notes to Financial Statements
December 31, 2023
Note 1. Organization
Variable Portfolio – Managed Volatility Conservative Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies, operations and risks of the Underlying Funds, please refer to the Fund’s current prospectus as well as the prospectuses and shareholder reports of the Underlying Funds, which are available from the Securities and Exchange Commission’s website at www.sec.gov or on the Underlying Funds’ website at www.columbiathreadneedleus.com/resources/literature.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in the Underlying Funds (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
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Notes to Financial Statements (continued)
December 31, 2023
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty
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21

Notes to Financial Statements (continued)
December 31, 2023
provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark. These instruments may be used for other purposes in future periods.
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Notes to Financial Statements (continued)
December 31, 2023
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity risk, to increase return on investments and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written
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Notes to Financial Statements (continued)
December 31, 2023
generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty and the central counterparty becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the central counterparty in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the central counterparty stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM or central counterparty, as applicable, may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a
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Notes to Financial Statements (continued)
December 31, 2023
credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2023:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	961,553 *
Equity risk	Investments, at value — Option contracts purchased	1,482,295
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	443,875
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	852,779 *
Total		3,740,502

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	435,355 *
Equity risk	Option contracts written, at value	27,090
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	75,990
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	943,289 *
Total		1,481,724

*
Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.

Variable Portfolio – Managed Volatility Conservative Fund  | Annual Report 2023
25

Notes to Financial Statements (continued)
December 31, 2023
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	1,356	1,356
Equity risk	—	2,558,111	(2,367,944)	(91,116)	—	99,051
Foreign exchange risk	(753,067)	—	—	—	—	(753,067)
Interest rate risk	—	(980,688)	—	—	—	(980,688)
Total	(753,067)	1,577,423	(2,367,944)	(91,116)	1,356	(1,633,348)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Total ($)
Equity risk	—	(655,156)	(105,012)	5,158	(755,010)
Foreign exchange risk	651,538	—	—	—	651,538
Interest rate risk	—	(11,805)	—	—	(11,805)
Total	651,538	(666,961)	(105,012)	5,158	(115,277)
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended December 31, 2023:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	75,375,516
Futures contracts — short	15,775,691
Credit default swap contracts — sell protection	142,857

Derivative instrument	Average value ($)
Option contracts purchased	1,521,718
Option contracts written	(11,577)

Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Forward foreign currency exchange contracts	176,799	(245,207)
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
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Notes to Financial Statements (continued)
December 31, 2023
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Variable Portfolio – Managed Volatility Conservative Fund  | Annual Report 2023
27

Notes to Financial Statements (continued)
December 31, 2023
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2023:
	Barclays ($)	Citi ($)	HSBC ($)	Morgan Stanley ($)	UBS ($)	Wells Fargo Securities LLC ($)	Total ($)
Assets
Forward foreign currency exchange contracts	32,253	168,643	-	102,880	89,905	50,194	443,875
Call option contracts purchased	-	-	-	36,180	-	-	36,180
Put option contracts purchased	-	-	-	1,446,115	-	-	1,446,115
Total assets	32,253	168,643	-	1,585,175	89,905	50,194	1,926,170
Liabilities
Forward foreign currency exchange contracts	-	-	25,613	-	-	50,377	75,990
Put option contracts written	-	-	-	27,090	-	-	27,090
Total liabilities	-	-	25,613	27,090	-	50,377	103,080
Total financial and derivative net assets	32,253	168,643	(25,613)	1,558,085	89,905	(183)	1,823,090
Total collateral received (pledged) (a)	-	-	-	-	-	-	-
Net amount (b)	32,253	168,643	(25,613)	1,558,085	89,905	(183)	1,823,090

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
28
Variable Portfolio – Managed Volatility Conservative Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The Fund’s net assets are reported at the partner-level for federal income tax purposes.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i)
Variable Portfolio – Managed Volatility Conservative Fund  | Annual Report 2023
29

Notes to Financial Statements (continued)
December 31, 2023
0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2023 was 0.21% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2023 was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
30
Variable Portfolio – Managed Volatility Conservative Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2023 through April 30, 2024	Prior to May 1, 2023
Class 1	0.78%	0.79%
Class 2	1.03	1.04
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $927,248,295 and $1,002,563,087, respectively, for the year ended December 31, 2023, of which $878,266,339 and $875,997,409, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2023.
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31

Notes to Financial Statements (continued)
December 31, 2023
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2023.
Note 8. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may
32
Variable Portfolio – Managed Volatility Conservative Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Shareholder concentration risk
At December 31, 2023, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
Variable Portfolio – Managed Volatility Conservative Fund  | Annual Report 2023
33

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Variable Portfolio – Managed Volatility Conservative Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – Managed Volatility Conservative Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
34
Variable Portfolio – Managed Volatility Conservative Fund  | Annual Report 2023

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

Variable Portfolio – Managed Volatility Conservative Fund  | Annual Report 2023
35

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 31, 2023; Adjunct Professor of
Finance, Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

36
Variable Portfolio – Managed Volatility Conservative Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company since November
2013 (Chair of the Board,
since May 2021) (food
distributor); Director, Aircastle
Limited (Chair of Audit
Committee) (aircraft leasing),
since August 2006; former
Director, Nash Finch Company
(food distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
Variable Portfolio – Managed Volatility Conservative Fund  | Annual Report 2023
37

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
38
Variable Portfolio – Managed Volatility Conservative Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds
Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds
Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig,
Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

Variable Portfolio – Managed Volatility Conservative Fund  | Annual Report 2023
39

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

40
Variable Portfolio – Managed Volatility Conservative Fund  | Annual Report 2023

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Variable Portfolio – Managed Volatility Conservative Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2024 Columbia Management Investment Advisers, LLC.
ANN7045_12_C01_(02/24)

Annual Report
December 31, 2023
Variable Portfolio – U.S. Flexible Conservative Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require that funds transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in a fund. Much of the information, including a fund’s financial statements, that is currently disclosed in a fund’s shareholder reports will instead be made available on the fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires a fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their fund documents electronically.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – U.S. Flexible Conservative Growth Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – U.S. Flexible Conservative Growth Fund | Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund pursues total return while seeking to manage the Fund’s exposure to equity market volatility.

Portfolio management
Brian Virginia
Lead Portfolio Manager
Managed Fund since 2016
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Dan Boncarosky, CFA
Portfolio Manager
Managed Fund since 2023

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	Life
Class 1*	02/20/19	11.53	4.16	4.23
Class 2	11/02/16	11.22	3.90	4.04
Blended Benchmark		12.50	6.32	5.68
Bloomberg U.S. Aggregate Bond Index		5.53	1.10	0.93
S&P 500 Index		26.29	15.69	14.19
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share class, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 65% Bloomberg U.S. Aggregate Bond Index and 35% S&P 500 Index.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio – U.S. Flexible Conservative Growth Fund  | Annual Report 2023
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (November 2, 2016 — December 31, 2023)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – U.S. Flexible Conservative Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Portfolio Allocation (%) (at December 31, 2023)
Allocations to Underlying Funds
Equity Funds	28.2
U.S. Large Cap	28.2
Exchange-Traded Equity Funds	3.2
U.S. Large Cap	1.6
U.S. Mid Large Cap	1.6
Exchange-Traded Fixed Income Funds	3.0
Investment Grade	3.0
Fixed Income Funds	37.8
Investment Grade	37.8
Allocations to Tactical Assets
Money Market Funds(a)	20.8
Call Option Contracts Purchased	0.0 (b)
Put Option Contracts Purchased	0.4
Residential Mortgage-Backed Securities - Agency	6.6
Total	100.0

(a)
Includes investments in Money Market Funds, including investing for the purpose of covering obligations relating to the Fund’s investment in derivatives. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the
Portfolio of Investments and the derivative instruments discussion in Note 2 to the
Notes to Financial Statements.

(b)	Rounds to zero.
Percentages indicated are based upon total investments including option contracts purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4
Variable Portfolio – U.S. Flexible Conservative Growth Fund  | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended December 31, 2023, Class 2 shares of Variable Portfolio – U.S. Flexible Conservative Growth Fund returned 11.22%. During the same time period, the Fund’s Blended Benchmark returned 12.50%, the broad U.S. fixed-income market, as measured by the Bloomberg U.S. Aggregate Bond Index, returned 5.53% and the broad U.S. equity market, as measured by the S&P 500 Index, returned 26.29%.
Market overview
Domestic equity market performance was dominated by a small handful of mega-cap stocks during the 12-month period.  The Russell 3000 Index, a broad-based domestic equity benchmark that includes exposure to small-cap stocks in addition to large capitalization companies, ended the full 12-month period up 25.96%.
A year ago, a growing number of Wall Street economists were anticipating that 2023 would bring a recession. Their rationale largely hinged on the aggressive tightening cycle of the U.S Federal Reserve, and the inversion of numerous yield curve pairings — a condition that has been followed by  recession in a significant majority of business cycles over the better part of the last 40 years.  Although these forecasts shed clouds on the equity rally, stocks continued to advance throughout the year as consumer spending and low unemployment figures helped drive gains.
Most duration sensitive bond holdings struggled throughout the first three-quarters of the annual period.  Only in the fourth quarter did many of these interest rate sensitive holdings emerge with positive total returns.  As U.S. government bond yields fell during the fourth quarter, duration sensitive fixed-income holdings ended the year on a positive note.  For the full 12-month period, the Bloomberg U.S. Long Treasury Index increased by 3.06% and the Bloomberg U.S. Aggregate Bond Index was up 5.53%.
Despite broadening geopolitical risks, commodity markets struggled during the 12-month period.  A broad-based index covering the commodity markets, the S&P GSCI, dropped by 4.27% over the 12-month period.
The dynamic algorithm, a quantitative tool used by the Fund’s portfolio managers to help direct equity exposure, steered the Fund to start the 12-month period with an underweight in equity exposure within the Fund.  However, as equity volatility decreased during the early part of the period, the algorithm shifted to recommend an overweight allocation to equity exposure versus static benchmark equity weights. This overweight positioning was applied to the Fund during a significant majority of the annual period, as levels of equity volatility remained well contained throughout the 12-month period.
The Fund’s notable detractors during the period
•
Underlying funds delivered mixed results versus benchmarks during the 12-month period, but in total did detract from relative performance results.
•
Underlying equity funds, especially those incorporating a valuation-sensitive investment strategy, detracted from relative performance during the period.
•
The Fund’s use of protective put options and hedging strategies, which are used to help shield investors from outsized losses during periods of steep equity market declines, detracted from relative returns as time-value decay (the reduction in value of an options contract as it reaches its expiration date) and hedging instrument losses experienced headwinds over the course of the 12-month period.
The Fund’s notable contributors during the period
•
Overall, the dynamic algorithm’s suggested positioning served as a contributor to relative performance versus static benchmarks during the period.
•
The managers tactically adjusted actual equity exposure to maintain levels of equity exposure close to levels called for by the dynamic algorithm throughout the 12-month period, and this tactical discretion added slightly to relative Fund performance during the period.
•
U.S. growth-oriented equity managers and fixed-income managers contributed favorably to relative performance during the period.
Variable Portfolio – U.S. Flexible Conservative Growth Fund  | Annual Report 2023
5

Manager Discussion of Fund Performance (continued)
(Unaudited)
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund’s investment in underlying funds subject them to the investment performance (positive or negative), risks and expenses of these underlying funds. There are risks associated with fixed-income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Quantitative models used by the Fund may not be effective in selecting the most favorable securities for inclusion and may cause the Fund to underperform other investment strategies. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. Asset allocation does not assure a profit or protect against loss. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6
Variable Portfolio – U.S. Flexible Conservative Growth Fund  | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,050.80	1,023.39	1.59	1.56	0.31	3.63	3.58	0.71
Class 2	1,000.00	1,000.00	1,049.00	1,022.14	2.86	2.82	0.56	4.90	4.84	0.96
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
Variable Portfolio – U.S. Flexible Conservative Growth Fund  | Annual Report 2023
7

Portfolio of Investments
December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Equity Funds 29.9%
	Shares	Value ($)
U.S. Large Cap 29.9%
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	141,541	12,680,690
Columbia Variable Portfolio – Large Cap Index Fund, Class 1 Shares(a),(b)	592,346	23,912,994
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	660,444	12,522,011
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	249,367	9,653,003
CTIVP® – Principal Blue Chip Growth Fund, Class 1 Shares(a),(b)	165,612	9,772,784
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	279,234	9,798,322
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	513,248	19,118,472
Total		97,458,276
Total Equity Funds (Cost $50,435,561)		97,458,276

Exchange-Traded Equity Funds 3.4%

U.S. Large Cap 1.7%
Vanguard Russell 1000 Growth ETF	71,887	5,608,624
U.S. Mid Large Cap 1.7%
iShares Russell 1000 Growth Index Fund	18,515	5,613,192
Total Exchange-Traded Equity Funds (Cost $10,070,570)		11,221,816

Exchange-Traded Fixed Income Funds 3.2%

Investment Grade 3.2%
iShares Core U.S. Aggregate Bond ETF	22,610	2,244,043
iShares iBoxx $ Investment Grade Corporate Bond ETF	34,877	3,859,489
Vanguard Intermediate-Term Corporate Bond ETF	52,930	4,302,150
Total		10,405,682
Total Exchange-Traded Fixed Income Funds (Cost $9,944,585)		10,405,682

Fixed Income Funds 40.1%
	Shares	Value ($)
Investment Grade 40.1%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	3,614,355	31,047,309
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	753,961	7,147,554
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	1,264,910	9,992,786
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	829,287	7,405,531
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	2,959,750	27,170,505
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	2,608,724	24,548,093
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	2,422,627	23,572,161
Total		130,883,939
Total Fixed Income Funds (Cost $148,081,441)		130,883,939

Residential Mortgage-Backed Securities - Agency 6.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(c)
01/18/2039- 01/16/2054	3.000%	8,427,500	7,483,198
01/18/2039- 01/16/2054	3.500%	2,850,000	2,648,385
01/18/2039- 01/16/2054	4.000%	6,442,500	6,128,296
01/16/2054	4.500%	2,250,000	2,180,918
01/16/2054	5.000%	4,250,000	4,204,511
Total Residential Mortgage-Backed Securities - Agency (Cost $22,049,613)			22,645,308

Call Option Contracts Purchased 0.0%
Value ($)
(Cost $32,551)	36,180

Put Option Contracts Purchased 0.5%

(Cost $1,611,019)	1,451,025
The accompanying Notes to Financial Statements are an integral part of this statement.
8
Variable Portfolio – U.S. Flexible Conservative Growth Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023

Money Market Funds 22.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(a),(d)	71,984,784	71,970,388
Total Money Market Funds (Cost $71,952,397)		71,970,388
Total Investments in Securities (Cost: $314,177,737)		346,072,614
Other Assets & Liabilities, Net		(19,587,358)
Net Assets		326,485,256
At December 31, 2023, securities and/or cash totaling $2,360,706 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	163	03/2024	USD	39,283,000	1,180,072	—
U.S. Treasury 10-Year Note	16	03/2024	USD	1,806,250	9,984	—
U.S. Treasury 2-Year Note	19	03/2024	USD	3,912,367	43,016	—
U.S. Treasury 5-Year Note	46	03/2024	USD	5,003,578	106,431	—
Total					1,339,503	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	(8)	03/2024	USD	(999,500)	—	(47,891)
U.S. Treasury Ultra Bond	(8)	03/2024	USD	(1,068,750)	—	(59,370)
Total					—	(107,261)

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	Morgan Stanley	USD	1,430,949	3	4,785.00	03/15/2024	32,551	36,180

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	Morgan Stanley	USD	14,309,490	30	3,650.00	06/20/2025	289,216	240,600
S&P 500 Index	Morgan Stanley	USD	14,309,490	30	3,550.00	06/20/2025	278,342	213,450
S&P 500 Index	Morgan Stanley	USD	10,016,643	21	3,800.00	06/20/2025	198,629	200,760
S&P 500 Index	Morgan Stanley	USD	10,016,643	21	3,900.00	12/19/2025	299,954	302,400
S&P 500 Index	Morgan Stanley	USD	10,016,643	21	3,800.00	12/19/2025	270,029	272,790
S&P 500 Index	Morgan Stanley	USD	10,016,643	21	3,600.00	12/19/2025	274,849	221,025
Total							1,611,019	1,451,025

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
S&P 500 Index	Morgan Stanley	USD	(1,430,949)	(3)	4,785.00	03/15/2024	(32,248)	(27,090)
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Conservative Growth Fund  | Annual Report 2023
9

Portfolio of Investments (continued)
December 31, 2023
Notes to Portfolio of Investments
(a)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	54,051,707	71,957,357	(54,047,790)	9,114	71,970,388	—	(1,900)	3,367,505	71,984,784
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	11,741,069	582,927	(1,737,913)	2,094,607	12,680,690	—	664,751	—	141,541
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	29,013,810	2,380,228	(1,932,796)	1,586,067	31,047,309	—	(455,599)	707,738	3,614,355
Columbia Variable Portfolio – Large Cap Index Fund, Class 1 Shares
	22,204,402	1,162,786	(3,402,033)	3,947,839	23,912,994	—	1,564,844	—	592,346
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	6,993,105	700,004	(814,963)	269,408	7,147,554	—	(43,294)	240,765	753,961
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	9,322,310	1,370,340	(1,664,766)	964,902	9,992,786	—	(591,889)	326,880	1,264,910
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares
	11,731,441	532,607	(2,438,537)	2,696,500	12,522,011	—	417,779	—	660,444
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	9,201,605	1,107,309	(1,120,831)	464,920	9,653,003	—	86,074	—	249,367
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	6,912,700	678,814	(474,240)	288,257	7,405,531	—	(91,159)	201,216	829,287
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	25,425,414	2,360,988	(1,475,965)	860,068	27,170,505	—	(313,253)	876,276	2,959,750
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	8,648,770	—	(7,807,022)	(841,748)	—	—	2,250,476	—	—
CTIVP® – Principal Blue Chip Growth Fund, Class 1 Shares
	9,102,264	632,135	(2,412,158)	2,450,543	9,772,784	—	805,867	—	165,612
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	9,195,248	1,059,632	(1,225,534)	768,976	9,798,322	—	164,703	—	279,234
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	22,980,149	1,966,952	(1,435,356)	1,036,348	24,548,093	—	(268,569)	597,104	2,608,724
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares
	22,119,629	1,875,937	(1,430,238)	1,006,833	23,572,161	—	(258,401)	634,310	2,422,627
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares
	17,749,506	913,057	(2,556,371)	3,012,280	19,118,472	—	1,190,398	—	513,248
Total	276,393,129			20,614,914	300,312,603	—	5,120,828	6,951,794

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2023.
Abbreviation Legend
TBA	To Be Announced
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Variable Portfolio – U.S. Flexible Conservative Growth Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy.  The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principal investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Equity Funds	—	—	—	97,458,276	97,458,276
Exchange-Traded Equity Funds	11,221,816	—	—	—	11,221,816
Exchange-Traded Fixed Income Funds	10,405,682	—	—	—	10,405,682
Fixed Income Funds	—	—	—	130,883,939	130,883,939
Residential Mortgage-Backed Securities - Agency	—	22,645,308	—	—	22,645,308
Call Option Contracts Purchased	36,180	—	—	—	36,180
Put Option Contracts Purchased	1,451,025	—	—	—	1,451,025
Money Market Funds	71,970,388	—	—	—	71,970,388
Total Investments in Securities	95,085,091	22,645,308	—	228,342,215	346,072,614
Investments in Derivatives
Asset
Futures Contracts	1,339,503	—	—	—	1,339,503
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Conservative Growth Fund  | Annual Report 2023
11

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements   (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Liability
Futures Contracts	(107,261)	—	—	—	(107,261)
Put Option Contracts Written	(27,090)	—	—	—	(27,090)
Total	96,290,243	22,645,308	—	228,342,215	347,277,766
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
12
Variable Portfolio – U.S. Flexible Conservative Growth Fund  | Annual Report 2023

Statement of Assets and Liabilities
December 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $42,064,768)	$44,272,806
Affiliated issuers (cost $270,469,399)	300,312,603
Option contracts purchased (cost $1,643,570)	1,487,205
Cash	1,216
Cash collateral held at broker for:
Option contracts written	371,226
Margin deposits on:
Futures contracts	1,989,480
Receivable for:
Investments sold	182,096
Investments sold on a delayed delivery basis	4,447,774
Dividends	302,435
Interest	38,952
Variation margin for futures contracts	12,078
Prepaid expenses	4,322
Deferred compensation of board members	32,092
Total assets	353,454,285
Liabilities
Option contracts written, at value (premiums received $32,248)	27,090
Payable for:
Investments purchased on a delayed delivery basis	26,487,955
Capital shares redeemed	260,136
Variation margin for futures contracts	99,838
Management services fees	2,065
Distribution and/or service fees	2,239
Service fees	15,218
Compensation of chief compliance officer	60
Compensation of board members	1,012
Other expenses	22,808
Deferred compensation of board members	50,608
Total liabilities	26,969,029
Net assets applicable to outstanding capital stock	$326,485,256
Represented by
Trust capital	$326,485,256
Total - representing net assets applicable to outstanding capital stock	$326,485,256
Class 1
Net assets	$422,886
Shares outstanding	31,447
Net asset value per share	$13.45
Class 2
Net assets	$326,062,370
Shares outstanding	24,548,394
Net asset value per share	$13.28
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Conservative Growth Fund  | Annual Report 2023
13

Statement of Operations
Year Ended December 31, 2023

Net investment income
Income:
Dividends — unaffiliated issuers	$608,105
Dividends — affiliated issuers	6,951,794
Interest	80,171
Total income	7,640,070
Expenses:
Management services fees	669,536
Distribution and/or service fees
Class 2	791,148
Service fees	190,086
Custodian fees	23,452
Printing and postage fees	11,382
Accounting services fees	30,090
Legal fees	16,013
Compensation of chief compliance officer	61
Compensation of board members	14,626
Deferred compensation of board members	5,593
Other	9,592
Total expenses	1,761,579
Net investment income	5,878,491
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(2,797,124)
Investments — affiliated issuers	5,120,828
Futures contracts	2,020,003
Option contracts purchased	(2,108,937)
Option contracts written	(99,066)
Net realized gain	2,135,704
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	5,040,101
Investments — affiliated issuers	20,614,914
Futures contracts	445,904
Option contracts purchased	(112,394)
Option contracts written	5,158
Net change in unrealized appreciation (depreciation)	25,993,683
Net realized and unrealized gain	28,129,387
Net increase in net assets resulting from operations	$34,007,878
The accompanying Notes to Financial Statements are an integral part of this statement.
14
Variable Portfolio – U.S. Flexible Conservative Growth Fund  | Annual Report 2023

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income	$5,878,491	$2,867,098
Net realized gain (loss)	2,135,704	(12,296,175)
Net change in unrealized appreciation (depreciation)	25,993,683	(52,535,882)
Net increase (decrease) in net assets resulting from operations	34,007,878	(61,964,959)
Decrease in net assets from capital stock activity	(13,636,353)	(6,592,349)
Total increase (decrease) in net assets	20,371,525	(68,557,308)
Net assets at beginning of year	306,113,731	374,671,039
Net assets at end of year	$326,485,256	$306,113,731

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	7,594	94,337	15,736	208,051
Shares redeemed	(1,508)	(19,010)	(374)	(4,650)
Net increase	6,086	75,327	15,362	203,401
Class 2
Shares sold	1,699,570	20,884,282	2,667,069	33,325,540
Shares redeemed	(2,757,247)	(34,595,962)	(3,172,580)	(40,121,290)
Net decrease	(1,057,677)	(13,711,680)	(505,511)	(6,795,750)
Total net decrease	(1,051,591)	(13,636,353)	(490,149)	(6,592,349)
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Conservative Growth Fund  | Annual Report 2023
15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2023	$12.06	0.27	1.12	1.39
Year Ended 12/31/2022	$14.45	0.16	(2.55)	(2.39)
Year Ended 12/31/2021	$13.41	0.10	0.94	1.04
Year Ended 12/31/2020	$12.63	0.09	0.69	0.78
Year Ended 12/31/2019(c)	$11.47	0.20	0.96	1.16
Class 2
Year Ended 12/31/2023	$11.94	0.23	1.11	1.34
Year Ended 12/31/2022	$14.34	0.11	(2.51)	(2.40)
Year Ended 12/31/2021	$13.34	0.06	0.94	1.00
Year Ended 12/31/2020	$12.60	0.11	0.63	0.74
Year Ended 12/31/2019	$10.97	0.17	1.46	1.63

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
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Variable Portfolio – U.S. Flexible Conservative Growth Fund  | Annual Report 2023

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2023	$13.45	11.53%	0.31%	0.31%	2.17%	169%	$423
Year Ended 12/31/2022	$12.06	(16.54% )	0.30%	0.30%	1.29%	149%	$306
Year Ended 12/31/2021	$14.45	7.76%	0.30%	0.30%	0.70%	179%	$144
Year Ended 12/31/2020	$13.41	6.18%	0.32%	0.32%	0.74%	243%	$97
Year Ended 12/31/2019(c)	$12.63	10.11%	0.32%	0.32%	1.98%	156%	$3
Class 2
Year Ended 12/31/2023	$13.28	11.22%	0.56%	0.56%	1.86%	169%	$326,062
Year Ended 12/31/2022	$11.94	(16.74% )	0.55%	0.55%	0.88%	149%	$305,808
Year Ended 12/31/2021	$14.34	7.50%	0.55%	0.55%	0.45%	179%	$374,527
Year Ended 12/31/2020	$13.34	5.87%	0.56%	0.56%	0.84%	243%	$417,276
Year Ended 12/31/2019	$12.60	14.86%	0.59%	0.59%	1.42%	156%	$288,927
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Conservative Growth Fund  | Annual Report 2023
17

Notes to Financial Statements
December 31, 2023
Note 1. Organization
Variable Portfolio – U.S. Flexible Conservative Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies, operations and risks of the Underlying Funds, please refer to the Fund’s current prospectus as well as the prospectuses and shareholder reports of the Underlying Funds, which are available from the Securities and Exchange Commission’s website at www.sec.gov or on the Underlying Funds’ website at www.columbiathreadneedleus.com/resources/literature.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in the Underlying Funds (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
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Notes to Financial Statements (continued)
December 31, 2023
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’
Variable Portfolio – U.S. Flexible Conservative Growth Fund  | Annual Report 2023
19

Notes to Financial Statements (continued)
December 31, 2023
payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has
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Variable Portfolio – U.S. Flexible Conservative Growth Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
written option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity risk, to increase return on investments and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2023:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	1,180,072 *
Equity risk	Investments, at value — Option contracts purchased	1,487,205
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	159,431 *
Total		2,826,708

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Option contracts written, at value	27,090
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	107,261 *
Total		134,351

*
Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.

Variable Portfolio – U.S. Flexible Conservative Growth Fund  | Annual Report 2023
21

Notes to Financial Statements (continued)
December 31, 2023
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Total ($)
Equity risk	2,258,505	(2,108,937)	(99,066)	50,502
Interest rate risk	(238,502)	—	—	(238,502)
Total	2,020,003	(2,108,937)	(99,066)	(188,000)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Total ($)
Equity risk	325,147	(112,394)	5,158	217,911
Interest rate risk	120,757	—	—	120,757
Total	445,904	(112,394)	5,158	338,668
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended December 31, 2023:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	41,501,145
Futures contracts — short	3,599,201

Derivative instrument	Average value ($)
Option contracts purchased	1,413,995
Option contracts written	(11,213)
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
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Variable Portfolio – U.S. Flexible Conservative Growth Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2023:
Morgan Stanley ($)
Assets
Call option contracts purchased	36,180
Put option contracts purchased	1,451,025
Total assets	1,487,205
Liabilities
Put option contracts written	27,090
Total liabilities	27,090
Total financial and derivative net assets	1,460,115
Total collateral received (pledged) (a)	-
Net amount (b)	1,460,115

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
Variable Portfolio – U.S. Flexible Conservative Growth Fund  | Annual Report 2023
23

Notes to Financial Statements (continued)
December 31, 2023
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The Fund’s net assets are reported at the partner-level for federal income tax purposes.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
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Variable Portfolio – U.S. Flexible Conservative Growth Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2023 was 0.21% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Variable Portfolio – U.S. Flexible Conservative Growth Fund  | Annual Report 2023
25

Notes to Financial Statements (continued)
December 31, 2023
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2023 was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2023 through April 30, 2024	Prior to May 1, 2023
Class 1	0.78%	0.79%
Class 2	1.03	1.04
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $468,699,124 and $506,010,778, respectively, for the year ended December 31, 2023, of which $423,988,732 and $435,243,626, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
26
Variable Portfolio – U.S. Flexible Conservative Growth Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Note 5. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2023.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2023.
Note 8. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Variable Portfolio – U.S. Flexible Conservative Growth Fund  | Annual Report 2023
27

Notes to Financial Statements (continued)
December 31, 2023
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Shareholder concentration risk
At December 31, 2023, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
28
Variable Portfolio – U.S. Flexible Conservative Growth Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
Variable Portfolio – U.S. Flexible Conservative Growth Fund  | Annual Report 2023
29

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Variable Portfolio – U.S. Flexible Conservative Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – U.S. Flexible Conservative Growth Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
30
Variable Portfolio – U.S. Flexible Conservative Growth Fund  | Annual Report 2023

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

Variable Portfolio – U.S. Flexible Conservative Growth Fund  | Annual Report 2023
31

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 31, 2023; Adjunct Professor of
Finance, Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

32
Variable Portfolio – U.S. Flexible Conservative Growth Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company since November
2013 (Chair of the Board,
since May 2021) (food
distributor); Director, Aircastle
Limited (Chair of Audit
Committee) (aircraft leasing),
since August 2006; former
Director, Nash Finch Company
(food distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
Variable Portfolio – U.S. Flexible Conservative Growth Fund  | Annual Report 2023
33

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
34
Variable Portfolio – U.S. Flexible Conservative Growth Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds
Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds
Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig,
Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

Variable Portfolio – U.S. Flexible Conservative Growth Fund  | Annual Report 2023
35

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

36
Variable Portfolio – U.S. Flexible Conservative Growth Fund  | Annual Report 2023

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Variable Portfolio – U.S. Flexible Conservative Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2024 Columbia Management Investment Advisers, LLC.
ANN7059_12_C01_(02/24)

Annual Report
December 31, 2023
Variable Portfolio – U.S. Flexible Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require that funds transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in a fund. Much of the information, including a fund’s financial statements, that is currently disclosed in a fund’s shareholder reports will instead be made available on the fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires a fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their fund documents electronically.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – U.S. Flexible Growth Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – U.S. Flexible Growth Fund | Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund pursues total return while seeking to manage the Fund’s exposure to equity market volatility.

Portfolio management
Brian Virginia
Lead Portfolio Manager
Managed Fund since 2016
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Dan Boncarosky, CFA
Portfolio Manager
Managed Fund since 2023

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	Life
Class 1*	02/20/19	17.14	6.95	7.23
Class 2	11/02/16	16.80	6.67	7.03
Blended Benchmark		18.72	10.71	9.67
S&P 500 Index		26.29	15.69	14.19
Bloomberg U.S. Aggregate Bond Index		5.53	1.10	0.93
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share class, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 65% S&P 500 Index and 35% Bloomberg U.S. Aggregate Bond Index.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio – U.S. Flexible Growth Fund  | Annual Report 2023
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (November 2, 2016 — December 31, 2023)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – U.S. Flexible Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Portfolio Allocation (%) (at December 31, 2023)
Allocations to Underlying Funds
Equity Funds	56.8
U.S. Large Cap	56.8
Exchange-Traded Equity Funds	5.3
U.S. Large Cap	2.6
U.S. Mid Large Cap	2.7
Exchange-Traded Fixed Income Funds	0.9
Investment Grade	0.9
Fixed Income Funds	10.5
Investment Grade	10.5
Allocations to Tactical Assets
Money Market Funds(a)	23.2
Call Option Contracts Purchased	0.0 (b)
Put Option Contracts Purchased	0.8
Residential Mortgage-Backed Securities - Agency	2.5
Total	100.0

(a)
Includes investments in Money Market Funds, including investing for the purpose of covering obligations relating to the Fund’s investment in derivatives. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the
Portfolio of Investments and the derivative instruments discussion in Note 2 to the
Notes to Financial Statements.

(b)	Rounds to zero.
Percentages indicated are based upon total investments including option contracts purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4
Variable Portfolio – U.S. Flexible Growth Fund  | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended December 31, 2023, Class 2 shares of Variable Portfolio – U.S. Flexible Growth Fund returned 16.80%. During the same time period, the Fund’s Blended Benchmark returned 18.72%, the broad U.S. equity market, as measured by the S&P 500 Index, returned 26.29% and the broad U.S. fixed-income market, as measured by the Bloomberg U.S. Aggregate Bond Index, returned 5.53%.
Market overview
Domestic equity market performance was dominated by a small handful of mega-cap stocks during the 12-month period.  The Russell 3000 Index, a broad-based domestic equity benchmark that includes exposure to small-cap stocks in addition to large capitalization companies, ended the full 12-month period up 25.96%.
A year ago, a growing number of Wall Street economists were anticipating that 2023 would bring a recession. Their rationale largely hinged on the aggressive tightening cycle of the U.S Federal Reserve, and the inversion of numerous yield curve pairings — a condition that has been followed by  recession in a significant majority of business cycles over the better part of the last 40 years.  Although these forecasts shed clouds on the equity rally, stocks continued to advance throughout the year as consumer spending and low unemployment figures helped drive gains.
Most duration sensitive bond holdings struggled throughout the first three-quarters of the annual period.  Only in the fourth quarter did many of these interest rate sensitive holdings emerge with positive total returns.  As U.S. government bond yields fell during the fourth quarter, duration sensitive fixed-income holdings ended the year on a positive note.  For the full 12-month period, the Bloomberg U.S. Long Treasury Index increased by 3.06% and the Bloomberg U.S. Aggregate Bond Index was up 5.53%.
Despite broadening geopolitical risks, commodity markets struggled during the 12-month period.  A broad-based index covering the commodity markets, the S&P GSCI, dropped by 4.27% over the 12-month period.
The dynamic algorithm, a quantitative tool used by the Fund’s portfolio managers to help direct equity exposure, steered the Fund to start the 12-month period with an underweight in equity exposure within the Fund.  However, as equity volatility decreased during the early part of the period, the algorithm shifted to recommend an overweight allocation to equity exposure versus static benchmark equity weights. This overweight positioning was applied to the Fund during a significant majority of the annual period, as levels of equity volatility remained well contained throughout the 12-month period.
The Fund’s notable detractors during the period
•
Underlying funds delivered mixed results versus benchmarks during the 12-month period, but in total did detract from relative performance results.
•
Underlying equity funds, especially those incorporating a valuation-sensitive investment strategy, detracted from relative performance during the period.
•
The Fund’s use of protective put options and hedging strategies, which are used to help shield investors from outsized losses during periods of steep equity market declines, detracted from relative returns as time-value decay (the reduction in value of an options contract as it reaches its expiration date) and hedging instrument losses experienced headwinds over the course of the 12-month period.
The Fund’s notable contributors during the period
•
Overall, the dynamic algorithm’s suggested positioning served as a contributor to relative performance versus static benchmarks during the period.
•
The managers tactically adjusted actual equity exposure to maintain levels of equity exposure close to levels called for by the dynamic algorithm throughout the 12-month period, and this tactical discretion added slightly to relative Fund performance during the period.
•
U.S. growth-oriented equity managers and fixed-income managers contributed favorably to relative performance during the period.
Variable Portfolio – U.S. Flexible Growth Fund  | Annual Report 2023
5

Manager Discussion of Fund Performance (continued)
(Unaudited)
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund’s investment in underlying funds subject them to the investment performance (positive or negative), risks and expenses of these underlying funds. There are risks associated with fixed-income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Quantitative models used by the Fund may not be effective in selecting the most favorable securities for inclusion and may cause the Fund to underperform other investment strategies. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. Asset allocation does not assure a profit or protect against loss. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6
Variable Portfolio – U.S. Flexible Growth Fund  | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,066.00	1,023.54	1.44	1.41	0.28	3.61	3.53	0.70
Class 2	1,000.00	1,000.00	1,064.80	1,022.29	2.73	2.67	0.53	4.89	4.79	0.95
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
Variable Portfolio – U.S. Flexible Growth Fund  | Annual Report 2023
7

Portfolio of Investments
December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Equity Funds 57.4%
	Shares	Value ($)
U.S. Large Cap 57.4%
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	2,591,564	232,178,208
Columbia Variable Portfolio – Large Cap Index Fund, Class 1 Shares(a),(b)	14,582,738	588,705,120
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	12,332,507	233,824,330
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	5,997,728	232,172,039
CTIVP® – Principal Blue Chip Growth Fund, Class 1 Shares(a),(b)	4,212,546	248,582,364
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	6,760,913	237,240,448
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	13,063,983	486,633,358
Total		2,259,335,867
Total Equity Funds (Cost $1,220,541,229)		2,259,335,867

Exchange-Traded Equity Funds 5.4%

U.S. Large Cap 2.7%
Vanguard Russell 1000 Growth ETF	1,351,182	105,419,219
U.S. Mid Large Cap 2.7%
iShares Russell 1000 Growth Index Fund	348,017	105,508,314
Total Exchange-Traded Equity Funds (Cost $189,284,453)		210,927,533

Exchange-Traded Fixed Income Funds 0.9%

Investment Grade 0.9%
iShares iBoxx $ Investment Grade Corporate Bond ETF	172,850	19,127,581
Vanguard Intermediate-Term Corporate Bond ETF	205,150	16,674,592
Total		35,802,173
Total Exchange-Traded Fixed Income Funds (Cost $32,303,571)		35,802,173

Fixed Income Funds 10.6%
	Shares	Value ($)
Investment Grade 10.6%
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	4,390,890	41,625,640
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	5,711,336	45,119,557
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	3,116,091	27,826,694
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	7,860,457	72,158,993
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	9,143,217	86,037,673
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	14,874,242	144,726,372
Total		417,494,929
Total Fixed Income Funds (Cost $473,708,177)		417,494,929

Residential Mortgage-Backed Securities - Agency 2.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(c)
01/18/2039- 01/16/2054	3.500%	9,500,000	8,839,267
01/18/2039- 01/16/2054	4.000%	32,700,000	31,137,880
01/16/2054	3.000%	39,500,000	34,937,441
01/16/2054	4.500%	8,125,000	7,875,537
01/16/2054	5.000%	15,750,000	15,581,426
Total Residential Mortgage-Backed Securities - Agency (Cost $95,744,839)			98,371,551

Call Option Contracts Purchased 0.0%
Value ($)
(Cost $770,387)	856,260

Put Option Contracts Purchased 0.8%

(Cost $35,866,565)	32,315,925
The accompanying Notes to Financial Statements are an integral part of this statement.
8
Variable Portfolio – U.S. Flexible Growth Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023

Money Market Funds 23.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(a),(d)	921,095,446	920,911,227
Total Money Market Funds (Cost $920,687,901)		920,911,227
Total Investments in Securities (Cost: $2,968,907,122)		3,976,015,465
Other Assets & Liabilities, Net		(41,175,148)
Net Assets		3,934,840,317
At December 31, 2023, securities and/or cash totaling $54,435,564 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	3,934	03/2024	USD	948,094,000	29,623,031	—
U.S. Treasury 10-Year Note	195	03/2024	USD	22,013,672	608,924	—
U.S. Treasury 2-Year Note	108	03/2024	USD	22,238,719	244,511	—
U.S. Treasury 5-Year Note	246	03/2024	USD	26,758,266	616,836	—
Total					31,093,302	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	(11)	03/2024	USD	(1,374,313)	—	(11,021)
U.S. Treasury Ultra Bond	(11)	03/2024	USD	(1,469,531)	—	(10,700)
Total					—	(21,721)

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	Morgan Stanley	USD	33,865,793	71	4,785.00	03/15/2024	770,387	856,260

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	Morgan Stanley	USD	321,963,525	675	3,650.00	06/20/2025	6,507,351	5,413,500
S&P 500 Index	Morgan Stanley	USD	307,654,035	645	3,550.00	06/20/2025	6,005,574	4,589,175
S&P 500 Index	Morgan Stanley	USD	224,182,010	470	3,800.00	06/20/2025	4,445,504	4,493,200
S&P 500 Index	Morgan Stanley	USD	224,182,010	470	3,900.00	12/19/2025	6,713,254	6,768,000
S&P 500 Index	Morgan Stanley	USD	224,182,010	470	3,800.00	12/19/2025	6,043,504	6,105,300
S&P 500 Index	Morgan Stanley	USD	224,182,010	470	3,600.00	12/19/2025	6,151,378	4,946,750
Total							35,866,565	32,315,925

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
S&P 500 Index	Morgan Stanley	USD	(33,865,793)	(71)	4,785.00	03/15/2024	(763,213)	(641,130)
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Growth Fund  | Annual Report 2023
9

Portfolio of Investments (continued)
December 31, 2023
Notes to Portfolio of Investments
(a)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	546,764,868	1,562,630,470	(1,188,607,878)	123,767	920,911,227	—	(21,309)	39,102,013	921,095,446
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	204,363,567	447	(12,884,348)	40,698,542	232,178,208	—	7,174,456	—	2,591,564
Columbia Variable Portfolio – Large Cap Index Fund, Class 1 Shares
	516,432,302	—	(36,736,431)	109,009,249	588,705,120	—	19,095,030	—	14,582,738
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	40,098,999	1,692,380	(1,675,734)	1,509,995	41,625,640	—	(131,118)	1,321,528	4,390,890
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	42,224,564	2,926,106	(2,559,606)	2,528,493	45,119,557	—	(845,494)	1,400,590	5,711,336
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares
	204,244,742	11,718	(21,968,226)	51,536,096	233,824,330	—	3,011,428	—	12,332,507
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	226,349,031	2,051,567	(5,453,541)	9,224,982	232,172,039	—	2,874,118	—	5,997,728
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	26,092,953	1,362,733	(502,619)	873,627	27,826,694	—	(92,418)	729,018	3,116,091
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	68,080,721	3,790,820	(1,605,652)	1,893,104	72,158,993	—	(291,832)	2,246,478	7,860,457
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	162,563,022	—	(140,758,179)	(21,804,843)	—	—	48,280,032	—	—
CTIVP® – Principal Blue Chip Growth Fund, Class 1 Shares
	210,584,710	—	(32,551,143)	70,548,797	248,582,364	—	6,499,017	—	4,212,546
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	219,934,402	1,854,363	(3,884,271)	19,335,954	237,240,448	—	1,606,258	—	6,760,913
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	80,912,841	3,791,923	(1,785,155)	3,118,064	86,037,673	—	(311,127)	2,022,376	9,143,217
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares
	135,983,224	6,421,759	(3,049,212)	5,370,601	144,726,372	—	(518,760)	3,751,781	14,874,242
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares
	427,770,847	—	(38,520,464)	97,382,975	486,633,358	—	3,819,817	—	13,063,983
Total	3,112,400,793			391,349,403	3,597,742,023	—	90,148,098	50,573,784

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2023.
Abbreviation Legend
TBA	To Be Announced
Currency Legend
USD	US Dollar
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Variable Portfolio – U.S. Flexible Growth Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy.  The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principal investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Equity Funds	—	—	—	2,259,335,867	2,259,335,867
Exchange-Traded Equity Funds	210,927,533	—	—	—	210,927,533
Exchange-Traded Fixed Income Funds	35,802,173	—	—	—	35,802,173
Fixed Income Funds	—	—	—	417,494,929	417,494,929
Residential Mortgage-Backed Securities - Agency	—	98,371,551	—	—	98,371,551
Call Option Contracts Purchased	856,260	—	—	—	856,260
Put Option Contracts Purchased	32,315,925	—	—	—	32,315,925
Money Market Funds	920,911,227	—	—	—	920,911,227
Total Investments in Securities	1,200,813,118	98,371,551	—	2,676,830,796	3,976,015,465
Investments in Derivatives
Asset
Futures Contracts	31,093,302	—	—	—	31,093,302
Liability
Futures Contracts	(21,721)	—	—	—	(21,721)
Put Option Contracts Written	(641,130)	—	—	—	(641,130)
Total	1,231,243,569	98,371,551	—	2,676,830,796	4,006,445,916
See the Portfolio of Investments for all investment classifications not indicated in the table.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Growth Fund  | Annual Report 2023
11

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements   (continued)
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
12
Variable Portfolio – U.S. Flexible Growth Fund  | Annual Report 2023

Statement of Assets and Liabilities
December 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $317,332,863)	$345,101,257
Affiliated issuers (cost $2,614,937,307)	3,597,742,023
Option contracts purchased (cost $36,636,952)	33,172,185
Cash collateral held at broker for:
Option contracts written	7,201,779
Margin deposits on:
Futures contracts	47,233,785
Receivable for:
Investments sold	2,913,860
Investments sold on a delayed delivery basis	91,181,224
Capital shares sold	2,458
Dividends	3,778,367
Interest	167,644
Variation margin for futures contracts	42,547
Prepaid expenses	26,022
Deferred compensation of board members	86,765
Total assets	4,128,649,916
Liabilities
Option contracts written, at value (premiums received $763,213)	641,130
Due to custodian	349,786
Payable for:
Investments purchased on a delayed delivery basis	185,818,785
Capital shares redeemed	4,165,116
Variation margin for futures contracts	2,409,575
Management services fees	24,950
Distribution and/or service fees	26,977
Service fees	181,620
Compensation of chief compliance officer	710
Compensation of board members	3,823
Other expenses	34,355
Deferred compensation of board members	152,772
Total liabilities	193,809,599
Net assets applicable to outstanding capital stock	$3,934,840,317
Represented by
Trust capital	$3,934,840,317
Total - representing net assets applicable to outstanding capital stock	$3,934,840,317
Class 1
Net assets	$9,690,458
Shares outstanding	588,369
Net asset value per share	$16.47
Class 2
Net assets	$3,925,149,859
Shares outstanding	241,228,824
Net asset value per share	$16.27
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Growth Fund  | Annual Report 2023
13

Statement of Operations
Year Ended December 31, 2023

Net investment income
Income:
Dividends — unaffiliated issuers	$5,756,585
Dividends — affiliated issuers	50,573,784
Interest	1,766,057
Total income	58,096,426
Expenses:
Management services fees	7,538,928
Distribution and/or service fees
Class 2	9,164,195
Service fees	2,202,770
Custodian fees	29,192
Printing and postage fees	27,307
Accounting services fees	30,090
Legal fees	58,730
Compensation of chief compliance officer	721
Compensation of board members	57,794
Deferred compensation of board members	20,509
Other	57,053
Total expenses	19,187,289
Net investment income	38,909,137
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(56,290,588)
Investments — affiliated issuers	90,148,098
Foreign currency translations	(3,969)
Futures contracts	50,180,248
Option contracts purchased	(44,641,724)
Option contracts written	(1,917,676)
Swap contracts	310,573
Net realized gain	37,784,962
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	95,526,048
Investments — affiliated issuers	391,349,403
Futures contracts	17,213,379
Option contracts purchased	(2,673,708)
Option contracts written	122,083
Swap contracts	159,271
Net change in unrealized appreciation (depreciation)	501,696,476
Net realized and unrealized gain	539,481,438
Net increase in net assets resulting from operations	$578,390,575
The accompanying Notes to Financial Statements are an integral part of this statement.
14
Variable Portfolio – U.S. Flexible Growth Fund  | Annual Report 2023

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income	$38,909,137	$8,116,751
Net realized gain (loss)	37,784,962	(208,890,668)
Net change in unrealized appreciation (depreciation)	501,696,476	(618,452,650)
Net increase (decrease) in net assets resulting from operations	578,390,575	(819,226,567)
Increase (decrease) in net assets from capital stock activity	(191,994,787)	8,722,844
Total increase (decrease) in net assets	386,395,788	(810,503,723)
Net assets at beginning of year	3,548,444,529	4,358,948,252
Net assets at end of year	$3,934,840,317	$3,548,444,529

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	225,063	3,327,862	175,555	2,638,081
Shares redeemed	(88,942)	(1,302,992)	(6,226)	(88,448)
Net increase	136,121	2,024,870	169,329	2,549,633
Class 2
Shares sold	1,623,367	24,481,439	7,223,908	107,961,086
Shares redeemed	(14,710,559)	(218,501,096)	(6,933,243)	(101,787,875)
Net increase (decrease)	(13,087,192)	(194,019,657)	290,665	6,173,211
Total net increase (decrease)	(12,951,071)	(191,994,787)	459,994	8,722,844
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Growth Fund  | Annual Report 2023
15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2023	$14.06	0.20	2.21	2.41
Year Ended 12/31/2022	$17.26	0.08	(3.28)	(3.20)
Year Ended 12/31/2021	$14.91	0.01	2.34	2.35
Year Ended 12/31/2020	$14.19	0.05	0.67	0.72
Year Ended 12/31/2019(d)	$12.62	0.06	1.51	1.57
Class 2
Year Ended 12/31/2023	$13.93	0.16	2.18	2.34
Year Ended 12/31/2022	$17.14	0.03	(3.24)	(3.21)
Year Ended 12/31/2021	$14.84	(0.03)	2.33	2.30
Year Ended 12/31/2020	$14.16	0.02	0.66	0.68
Year Ended 12/31/2019	$11.78	0.08	2.30	2.38

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
16
Variable Portfolio – U.S. Flexible Growth Fund  | Annual Report 2023

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2023	$16.47	17.14%	0.27%	0.27%	1.33%	177%	$9,690
Year Ended 12/31/2022	$14.06	(18.54% )	0.27%	0.27%	0.51%	173%	$6,360
Year Ended 12/31/2021	$17.26	15.76%	0.27% (c)	0.27% (c)	0.06%	189%	$4,884
Year Ended 12/31/2020	$14.91	5.07%	0.28%	0.28%	0.34%	279%	$936
Year Ended 12/31/2019(d)	$14.19	12.44%	0.30%	0.30%	0.52%	132%	$132
Class 2
Year Ended 12/31/2023	$16.27	16.80%	0.52%	0.52%	1.06%	177%	$3,925,150
Year Ended 12/31/2022	$13.93	(18.73% )	0.52%	0.52%	0.22%	173%	$3,542,085
Year Ended 12/31/2021	$17.14	15.50%	0.52% (c)	0.52% (c)	(0.20% )	189%	$4,354,064
Year Ended 12/31/2020	$14.84	4.80%	0.53%	0.53%	0.14%	279%	$3,611,822
Year Ended 12/31/2019	$14.16	20.20%	0.54%	0.54%	0.57%	132%	$3,032,993
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Growth Fund  | Annual Report 2023
17

Notes to Financial Statements
December 31, 2023
Note 1. Organization
Variable Portfolio – U.S. Flexible Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies, operations and risks of the Underlying Funds, please refer to the Fund’s current prospectus as well as the prospectuses and shareholder reports of the Underlying Funds, which are available from the Securities and Exchange Commission’s website at www.sec.gov or on the Underlying Funds’ website at www.columbiathreadneedleus.com/resources/literature.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in the Underlying Funds (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
18
Variable Portfolio – U.S. Flexible Growth Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to
Variable Portfolio – U.S. Flexible Growth Fund  | Annual Report 2023
19

Notes to Financial Statements (continued)
December 31, 2023
initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets
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Notes to Financial Statements (continued)
December 31, 2023
and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity risk, to increase return on investments and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty and the central counterparty becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the central counterparty in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the central counterparty stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Variable Portfolio – U.S. Flexible Growth Fund  | Annual Report 2023
21

Notes to Financial Statements (continued)
December 31, 2023
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM or central counterparty, as applicable, may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
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Notes to Financial Statements (continued)
December 31, 2023
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2023:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	29,623,031 *
Equity risk	Investments, at value — Option contracts purchased	33,172,185
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	1,470,271 *
Total		64,265,487

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Option contracts written, at value	641,130
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	21,721 *
Total		662,851

*
Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	310,573	310,573
Equity risk	48,487,409	(44,641,724)	(1,917,676)	—	1,928,009
Interest rate risk	1,692,839	—	—	—	1,692,839
Total	50,180,248	(44,641,724)	(1,917,676)	310,573	3,931,421

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	159,271	159,271
Equity risk	13,603,450	(2,673,708)	122,083	—	11,051,825
Interest rate risk	3,609,929	—	—	—	3,609,929
Total	17,213,379	(2,673,708)	122,083	159,271	14,821,025
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended December 31, 2023:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	787,422,801
Futures contracts — short	48,791,028
Credit default swap contracts — sell protection	7,252,747

Variable Portfolio – U.S. Flexible Growth Fund  | Annual Report 2023
23

Notes to Financial Statements (continued)
December 31, 2023
Derivative instrument	Average value ($)
Option contracts purchased	30,229,502
Option contracts written	(223,106)
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
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Variable Portfolio – U.S. Flexible Growth Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2023:
Morgan Stanley ($)
Assets
Call option contracts purchased	856,260
Put option contracts purchased	32,315,925
Total assets	33,172,185
Liabilities
Put option contracts written	641,130
Total financial and derivative net assets	32,531,055
Total collateral received (pledged) (a)	-
Net amount (b)	32,531,055

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Variable Portfolio – U.S. Flexible Growth Fund  | Annual Report 2023
25

Notes to Financial Statements (continued)
December 31, 2023
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The Fund’s net assets are reported at the partner-level for federal income tax purposes.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory
26
Variable Portfolio – U.S. Flexible Growth Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2023 was 0.21% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2023 was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Variable Portfolio – U.S. Flexible Growth Fund  | Annual Report 2023
27

Notes to Financial Statements (continued)
December 31, 2023
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2023 through April 30, 2024	Prior to May 1, 2023
Class 1	0.78%	0.79%
Class 2	1.03	1.04
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $5,512,820,919 and $6,408,693,019, respectively, for the year ended December 31, 2023, of which $4,764,033,596 and $5,164,730,592, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2023.
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Variable Portfolio – U.S. Flexible Growth Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2023.
Note 8. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may
Variable Portfolio – U.S. Flexible Growth Fund  | Annual Report 2023
29

Notes to Financial Statements (continued)
December 31, 2023
include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Shareholder concentration risk
At December 31, 2023, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
30
Variable Portfolio – U.S. Flexible Growth Fund  | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Variable Portfolio – U.S. Flexible Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – U.S. Flexible Growth Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Variable Portfolio – U.S. Flexible Growth Fund  | Annual Report 2023
31

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

32
Variable Portfolio – U.S. Flexible Growth Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 31, 2023; Adjunct Professor of
Finance, Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

Variable Portfolio – U.S. Flexible Growth Fund  | Annual Report 2023
33

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company since November
2013 (Chair of the Board,
since May 2021) (food
distributor); Director, Aircastle
Limited (Chair of Audit
Committee) (aircraft leasing),
since August 2006; former
Director, Nash Finch Company
(food distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
34
Variable Portfolio – U.S. Flexible Growth Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
Variable Portfolio – U.S. Flexible Growth Fund  | Annual Report 2023
35

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds
Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds
Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig,
Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

36
Variable Portfolio – U.S. Flexible Growth Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

Variable Portfolio – U.S. Flexible Growth Fund  | Annual Report 2023
37

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Variable Portfolio – U.S. Flexible Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2024 Columbia Management Investment Advisers, LLC.
ANN7060_12_C01_(02/24)

Annual Report
December 31, 2023
Variable Portfolio – U.S. Flexible Moderate Growth Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts and variable life insurance policies offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require that funds transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in a fund. Much of the information, including a fund’s financial statements, that is currently disclosed in a fund’s shareholder reports will instead be made available on the fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires a fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their fund documents electronically.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – U.S. Flexible Moderate Growth Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – U.S. Flexible Moderate Growth Fund | Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund pursues total return while seeking to manage the Fund’s exposure to equity market volatility.

Portfolio management
Brian Virginia
Lead Portfolio Manager
Managed Fund since 2016
David Weiss, CFA
Portfolio Manager
Managed Fund since 2016
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Dan Boncarosky, CFA
Portfolio Manager
Managed Fund since 2023

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	Life
Class 1*	02/20/19	14.29	5.62	5.79
Class 2	11/02/16	13.87	5.37	5.61
Blended Benchmark		15.58	8.53	7.68
S&P 500 Index		26.29	15.69	14.19
Bloomberg U.S. Aggregate Bond Index		5.53	1.10	0.93
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share class, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 50% Bloomberg U.S. Aggregate Bond Index and 50% S&P 500 Index.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio – U.S. Flexible Moderate Growth Fund  | Annual Report 2023
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (November 2, 2016 — December 31, 2023)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – U.S. Flexible Moderate Growth Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Portfolio Allocation (%) (at December 31, 2023)
Allocations to Underlying Funds
Equity Funds	42.4
U.S. Large Cap	42.4
Exchange-Traded Equity Funds	3.8
U.S. Large Cap	1.9
U.S. Mid Large Cap	1.9
Exchange-Traded Fixed Income Funds	1.6
Investment Grade	1.6
Fixed Income Funds	24.7
Investment Grade	24.7
Allocations to Tactical Assets
Money Market Funds(a)	22.3
Call Option Contracts Purchased	0.0 (b)
Put Option Contracts Purchased	0.6
Residential Mortgage-Backed Securities - Agency	4.6
Total	100.0

(a)
Includes investments in Money Market Funds, including investing for the purpose of covering obligations relating to the Fund’s investment in derivatives. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the
Portfolio of Investments and the derivative instruments discussion in Note 2 to the
Notes to Financial Statements.

(b)	Rounds to zero.
Percentages indicated are based upon total investments including option contracts purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4
Variable Portfolio – U.S. Flexible Moderate Growth Fund  | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended December 31, 2023, Class 2 shares of Variable Portfolio – U.S. Flexible Moderate Growth Fund returned 13.87%. During the same time period, the Fund’s Blended Benchmark returned 15.58%, the broad U.S. equity market, as measured by the S&P 500 Index, returned 26.29% and the broad U.S. fixed-income market, as measured by the Bloomberg U.S. Aggregate Bond Index, returned 5.53%.
Market overview
Domestic equity market performance was dominated by a small handful of mega-cap stocks during the 12-month period.  The Russell 3000 Index, a broad-based domestic equity benchmark that includes exposure to small-cap stocks in addition to large capitalization companies, ended the full 12-month period up 25.96%.
A year ago, a growing number of Wall Street economists were anticipating that 2023 would bring a recession. Their rationale largely hinged on the aggressive tightening cycle of the U.S Federal Reserve, and the inversion of numerous yield curve pairings — a condition that has been followed by  recession in a significant majority of business cycles over the better part of the last 40 years.  Although these forecasts shed clouds on the equity rally, stocks continued to advance throughout the year as consumer spending and low unemployment figures helped drive gains.
Most duration sensitive bond holdings struggled throughout the first three-quarters of the annual period.  Only in the fourth quarter did many of these interest rate sensitive holdings emerge with positive total returns.  As U.S. government bond yields fell during the fourth quarter, duration sensitive fixed-income holdings ended the year on a positive note.  For the full 12-month period, the Bloomberg U.S. Long Treasury Index increased by 3.06% and the Bloomberg U.S. Aggregate Bond Index was up 5.53%.
Despite broadening geopolitical risks, commodity markets struggled during the 12-month period.  A broad-based index covering the commodity markets, the S&P GSCI, dropped by 4.27% over the 12-month period.
The dynamic algorithm, a quantitative tool used by the Fund’s portfolio managers to help direct equity exposure, steered the Fund to start the 12-month period with an underweight in equity exposure within the Fund.  However, as equity volatility decreased during the early part of the period, the algorithm shifted to recommend an overweight allocation to equity exposure versus static benchmark equity weights. This overweight positioning was applied to the Fund during a significant majority of the annual period, as levels of equity volatility remained well contained throughout the 12-month period.
The Fund’s notable detractors during the period
•
Underlying funds delivered mixed results versus benchmarks during the 12-month period, but in total did detract from relative performance results.
•
Underlying equity funds, especially those incorporating a valuation-sensitive investment strategy, detracted from relative performance during the period.
•
The Fund’s use of protective put options and hedging strategies, which are used to help shield investors from outsized losses during periods of steep equity market declines, detracted from relative returns as time-value decay (the reduction in value of an options contract as it reaches its expiration date) and hedging instrument losses experienced headwinds over the course of the 12-month period.
The Fund’s notable contributors during the period
•
Overall, the dynamic algorithm’s suggested positioning served as a contributor to relative performance versus static benchmarks during the period.
•
The managers tactically adjusted actual equity exposure to maintain levels of equity exposure close to levels called for by the dynamic algorithm throughout the 12-month period, and this tactical discretion added slightly to relative Fund performance during the period.
•
U.S. growth-oriented equity managers and fixed-income managers contributed favorably to relative performance during the period.
Variable Portfolio – U.S. Flexible Moderate Growth Fund  | Annual Report 2023
5

Manager Discussion of Fund Performance (continued)
(Unaudited)
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund’s investment in underlying funds subject them to the investment performance (positive or negative), risks and expenses of these underlying funds. There are risks associated with fixed-income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Quantitative models used by the Fund may not be effective in selecting the most favorable securities for inclusion and may cause the Fund to underperform other investment strategies. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. Asset allocation does not assure a profit or protect against loss. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6
Variable Portfolio – U.S. Flexible Moderate Growth Fund  | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,058.70	1,023.54	1.44	1.41	0.28	3.54	3.48	0.69
Class 2	1,000.00	1,000.00	1,056.50	1,022.29	2.72	2.67	0.53	4.82	4.74	0.94
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
Variable Portfolio – U.S. Flexible Moderate Growth Fund  | Annual Report 2023
7

Portfolio of Investments
December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Equity Funds 43.9%
	Shares	Value ($)
U.S. Large Cap 43.9%
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	1,126,775	100,947,738
Columbia Variable Portfolio – Large Cap Index Fund, Class 1 Shares(a),(b)	5,545,884	223,887,348
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	5,343,542	101,313,557
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares(a),(b)	2,337,888	90,499,631
CTIVP® – Principal Blue Chip Growth Fund, Class 1 Shares(a),(b)	1,575,439	92,966,639
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	2,601,907	91,300,924
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	4,807,763	179,089,176
Total		880,005,013
Total Equity Funds (Cost $464,250,612)		880,005,013

Exchange-Traded Equity Funds 3.9%

U.S. Large Cap 1.9%
Vanguard Russell 1000 Growth ETF	503,724	39,300,546
U.S. Mid Large Cap 2.0%
iShares Russell 1000 Growth Index Fund	129,741	39,333,579
Total Exchange-Traded Equity Funds (Cost $70,565,689)		78,634,125

Exchange-Traded Fixed Income Funds 1.7%

Investment Grade 1.7%
iShares iBoxx $ Investment Grade Corporate Bond ETF	146,463	16,207,596
Vanguard Intermediate-Term Corporate Bond ETF	203,850	16,568,928
Total		32,776,524
Total Exchange-Traded Fixed Income Funds (Cost $29,611,984)		32,776,524

Fixed Income Funds 25.5%
	Shares	Value ($)
Investment Grade 25.5%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	10,566,182	90,763,505
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares(a)	3,020,642	28,635,688
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares(a)	5,835,055	46,096,933
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares(a)	3,282,405	29,311,873
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares(a)	13,988,087	128,410,637
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares(a)	11,162,913	105,043,015
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	8,528,693	82,984,186
Total		511,245,837
Total Fixed Income Funds (Cost $588,926,383)		511,245,837

Residential Mortgage-Backed Securities - Agency 4.8%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(c)
01/18/2039- 01/16/2054	3.000%	36,350,000	32,253,283
01/18/2039- 01/16/2054	3.500%	11,500,000	10,651,319
01/18/2039- 01/16/2054	4.000%	27,300,000	25,924,816
01/16/2054	4.500%	11,550,000	11,195,379
01/16/2054	5.000%	15,500,000	15,334,102
Total Residential Mortgage-Backed Securities - Agency (Cost $92,796,237)			95,358,899

Call Option Contracts Purchased 0.0%
Value ($)
(Cost $303,815)	337,680

Put Option Contracts Purchased 0.6%

(Cost $14,001,852)	12,618,105
The accompanying Notes to Financial Statements are an integral part of this statement.
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Variable Portfolio – U.S. Flexible Moderate Growth Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023

Money Market Funds 23.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(a),(d)	463,423,799	463,331,114
Total Money Market Funds (Cost $463,218,645)		463,331,114
Total Investments in Securities (Cost: $1,723,675,217)		2,074,307,297
Other Assets & Liabilities, Net		(69,809,509)
Net Assets		2,004,497,788
At December 31, 2023, securities and/or cash totaling $22,427,742 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	1,481	03/2024	USD	356,921,000	11,152,790	—
U.S. Treasury 10-Year Note	104	03/2024	USD	11,740,625	116,773	—
U.S. Treasury 2-Year Note	98	03/2024	USD	20,179,578	221,871	—
U.S. Treasury 5-Year Note	221	03/2024	USD	24,038,930	554,149	—
Total					12,045,583	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	(42)	03/2024	USD	(5,247,375)	—	(152,926)
U.S. Treasury Ultra Bond	(42)	03/2024	USD	(5,610,938)	—	(169,443)
Total					—	(322,369)

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	Morgan Stanley	USD	13,355,524	28	4,785.00	03/15/2024	303,815	337,680

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	Morgan Stanley	USD	126,400,495	265	3,650.00	06/20/2025	2,554,738	2,125,300
S&P 500 Index	Morgan Stanley	USD	87,764,872	184	3,800.00	06/20/2025	1,740,368	1,759,040
S&P 500 Index	Morgan Stanley	USD	117,814,801	247	3,550.00	06/20/2025	2,304,412	1,757,405
S&P 500 Index	Morgan Stanley	USD	87,764,872	184	3,900.00	12/19/2025	2,628,167	2,649,600
S&P 500 Index	Morgan Stanley	USD	87,764,872	184	3,800.00	12/19/2025	2,365,968	2,390,160
S&P 500 Index	Morgan Stanley	USD	87,764,872	184	3,600.00	12/19/2025	2,408,199	1,936,600
Total							14,001,852	12,618,105

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
S&P 500 Index	Morgan Stanley	USD	(13,355,524)	(28)	4,785.00	03/15/2024	(300,985)	(252,840)
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Moderate Growth Fund  | Annual Report 2023
9

Portfolio of Investments (continued)
December 31, 2023
Notes to Portfolio of Investments
(a)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	296,140,598	620,385,669	(453,253,934)	58,781	463,331,114	—	(7,437)	20,253,014	463,423,799
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	93,766,141	7,165	(8,927,431)	16,101,863	100,947,738	—	5,436,068	—	1,126,775
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	85,031,624	3,747,001	(1,924,515)	3,909,395	90,763,505	—	(542,858)	2,024,468	10,566,182
Columbia Variable Portfolio – Large Cap Index Fund, Class 1 Shares
	207,948,461	15,805	(20,817,608)	36,740,690	223,887,348	—	13,678,498	—	5,545,884
Columbia Variable Portfolio – Limited Duration Credit Fund, Class 1 Shares
	28,367,683	1,325,130	(2,140,517)	1,083,392	28,635,688	—	(146,299)	938,966	3,020,642
Columbia Variable Portfolio – Long Government/Credit Bond Fund, Class 1 Shares
	42,693,642	3,219,021	(2,211,003)	2,395,273	46,096,933	—	(717,804)	1,446,824	5,835,055
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares
	93,676,075	7,165	(14,957,139)	22,587,456	101,313,557	—	1,883,786	—	5,343,542
Columbia Variable Portfolio – Select Large Cap Value Fund, Class 1 Shares
	89,922,855	1,279,934	(3,675,225)	2,972,067	90,499,631	—	1,812,290	—	2,337,888
Columbia Variable Portfolio – U.S. Government Mortgage Fund, Class 1 Shares
	27,538,896	1,375,216	(494,679)	892,440	29,311,873	—	(92,771)	779,930	3,282,405
CTIVP® – American Century Diversified Bond Fund, Class 1 Shares
	120,414,202	6,896,734	(2,077,531)	3,177,232	128,410,637	—	(467,009)	4,058,953	13,988,087
CTIVP® – Morgan Stanley Advantage Fund, Class 1 Shares
	60,603,908	—	(47,606,174)	(12,997,734)	—	—	22,867,870	—	—
CTIVP® – Principal Blue Chip Growth Fund, Class 1 Shares
	84,235,324	6,427	(15,700,081)	24,424,969	92,966,639	—	5,575,719	—	1,575,439
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	87,774,625	422,005	(3,513,132)	6,617,426	91,300,924	—	1,541,742	—	2,601,907
CTIVP® – TCW Core Plus Bond Fund, Class 1 Shares
	99,046,020	4,443,906	(2,230,900)	3,783,989	105,043,015	—	(442,119)	2,510,246	11,162,913
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares
	78,431,206	3,626,223	(2,156,071)	3,082,828	82,984,186	—	(379,052)	2,195,919	8,528,693
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares
	166,770,972	12,644	(15,914,971)	28,220,531	179,089,176	—	10,254,334	—	4,807,763
Total	1,662,362,232			143,050,598	1,854,581,964	—	60,254,958	34,208,320

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2023.
Abbreviation Legend
TBA	To Be Announced
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Variable Portfolio – U.S. Flexible Moderate Growth Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy.  The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principal investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Equity Funds	—	—	—	880,005,013	880,005,013
Exchange-Traded Equity Funds	78,634,125	—	—	—	78,634,125
Exchange-Traded Fixed Income Funds	32,776,524	—	—	—	32,776,524
Fixed Income Funds	—	—	—	511,245,837	511,245,837
Residential Mortgage-Backed Securities - Agency	—	95,358,899	—	—	95,358,899
Call Option Contracts Purchased	337,680	—	—	—	337,680
Put Option Contracts Purchased	12,618,105	—	—	—	12,618,105
Money Market Funds	463,331,114	—	—	—	463,331,114
Total Investments in Securities	587,697,548	95,358,899	—	1,391,250,850	2,074,307,297
Investments in Derivatives
Asset
Futures Contracts	12,045,583	—	—	—	12,045,583
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Moderate Growth Fund  | Annual Report 2023
11

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements   (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Liability
Futures Contracts	(322,369)	—	—	—	(322,369)
Put Option Contracts Written	(252,840)	—	—	—	(252,840)
Total	599,167,922	95,358,899	—	1,391,250,850	2,085,777,671
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
12
Variable Portfolio – U.S. Flexible Moderate Growth Fund  | Annual Report 2023

Statement of Assets and Liabilities
December 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $192,973,910)	$206,769,548
Affiliated issuers (cost $1,516,395,640)	1,854,581,964
Option contracts purchased (cost $14,305,667)	12,955,785
Cash	1,221
Cash collateral held at broker for:
Option contracts written	4,593,322
Margin deposits on:
Futures contracts	17,834,420
Receivable for:
Investments sold	1,228,477
Investments sold on a delayed delivery basis	33,042,631
Capital shares sold	13,529
Dividends	1,928,530
Interest	163,052
Variation margin for futures contracts	61,430
Prepaid expenses	15,188
Deferred compensation of board members	64,637
Total assets	2,133,253,734
Liabilities
Option contracts written, at value (premiums received $300,985)	252,840
Payable for:
Investments purchased on a delayed delivery basis	125,570,259
Capital shares redeemed	1,768,496
Variation margin for futures contracts	907,113
Management services fees	12,729
Distribution and/or service fees	13,737
Service fees	92,855
Compensation of chief compliance officer	366
Compensation of board members	2,334
Other expenses	28,557
Deferred compensation of board members	106,660
Total liabilities	128,755,946
Net assets applicable to outstanding capital stock	$2,004,497,788
Represented by
Trust capital	$2,004,497,788
Total - representing net assets applicable to outstanding capital stock	$2,004,497,788
Class 1
Net assets	$4,838,499
Shares outstanding	323,521
Net asset value per share	$14.96
Class 2
Net assets	$1,999,659,289
Shares outstanding	135,267,783
Net asset value per share	$14.78
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Moderate Growth Fund  | Annual Report 2023
13

Statement of Operations
Year Ended December 31, 2023

Net investment income
Income:
Dividends — unaffiliated issuers	$3,101,743
Dividends — affiliated issuers	34,208,320
Interest	689,898
Total income	37,999,961
Expenses:
Management services fees	3,974,480
Distribution and/or service fees
Class 2	4,761,165
Service fees	1,144,372
Custodian fees	26,187
Printing and postage fees	20,881
Accounting services fees	30,090
Legal fees	36,281
Compensation of chief compliance officer	369
Compensation of board members	35,180
Deferred compensation of board members	12,803
Other	32,563
Total expenses	10,074,371
Net investment income	27,925,590
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(18,978,857)
Investments — affiliated issuers	60,254,958
Futures contracts	17,660,174
Option contracts purchased	(17,766,440)
Option contracts written	(798,330)
Net realized gain	40,371,505
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	35,138,991
Investments — affiliated issuers	143,050,598
Futures contracts	5,372,631
Option contracts purchased	(1,089,034)
Option contracts written	48,145
Net change in unrealized appreciation (depreciation)	182,521,331
Net realized and unrealized gain	222,892,836
Net increase in net assets resulting from operations	$250,818,426
The accompanying Notes to Financial Statements are an integral part of this statement.
14
Variable Portfolio – U.S. Flexible Moderate Growth Fund  | Annual Report 2023

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income	$27,925,590	$11,356,453
Net realized gain (loss)	40,371,505	(90,886,717)
Net change in unrealized appreciation (depreciation)	182,521,331	(327,631,215)
Net increase (decrease) in net assets resulting from operations	250,818,426	(407,161,479)
Decrease in net assets from capital stock activity	(115,351,364)	(57,597,370)
Total increase (decrease) in net assets	135,467,062	(464,758,849)
Net assets at beginning of year	1,869,030,726	2,333,789,575
Net assets at end of year	$2,004,497,788	$1,869,030,726

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 1
Shares sold	69,956	973,927	87,876	1,216,328
Shares redeemed	(7,811)	(108,172)	(13,254)	(187,764)
Net increase	62,145	865,755	74,622	1,028,564
Class 2
Shares sold	1,524,523	21,220,528	3,179,908	43,866,401
Shares redeemed	(10,037,622)	(137,437,647)	(7,492,766)	(102,492,335)
Net decrease	(8,513,099)	(116,217,119)	(4,312,858)	(58,625,934)
Total net decrease	(8,450,954)	(115,351,364)	(4,238,236)	(57,597,370)
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Moderate Growth Fund  | Annual Report 2023
15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2023	$13.09	0.24	1.63	1.87
Year Ended 12/31/2022	$15.84	0.12	(2.87)	(2.75)
Year Ended 12/31/2021	$14.18	0.07	1.59	1.66
Year Ended 12/31/2020	$13.41	0.08	0.69	0.77
Year Ended 12/31/2019(d)	$12.05	0.20	1.16	1.36
Class 2
Year Ended 12/31/2023	$12.98	0.20	1.60	1.80
Year Ended 12/31/2022	$15.74	0.08	(2.84)	(2.76)
Year Ended 12/31/2021	$14.12	0.02	1.60	1.62
Year Ended 12/31/2020	$13.38	0.06	0.68	0.74
Year Ended 12/31/2019	$11.38	0.13	1.87	2.00

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
16
Variable Portfolio – U.S. Flexible Moderate Growth Fund  | Annual Report 2023

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2023	$14.96	14.29%	0.28%	0.28%	1.75%	165%	$4,838
Year Ended 12/31/2022	$13.09	(17.36% )	0.28%	0.28%	0.87%	151%	$3,423
Year Ended 12/31/2021	$15.84	11.71%	0.28% (c)	0.28% (c)	0.44%	175%	$2,959
Year Ended 12/31/2020	$14.18	5.74%	0.29%	0.29%	0.63%	232%	$1,583
Year Ended 12/31/2019(d)	$13.41	11.29%	0.30%	0.30%	1.84%	125%	$299
Class 2
Year Ended 12/31/2023	$14.78	13.87%	0.53%	0.53%	1.46%	165%	$1,999,659
Year Ended 12/31/2022	$12.98	(17.54% )	0.53%	0.53%	0.57%	151%	$1,865,608
Year Ended 12/31/2021	$15.74	11.47%	0.53% (c)	0.53% (c)	0.16%	175%	$2,330,831
Year Ended 12/31/2020	$14.12	5.53%	0.54%	0.54%	0.48%	232%	$2,066,289
Year Ended 12/31/2019	$13.38	17.57%	0.55%	0.55%	1.05%	125%	$1,832,787
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – U.S. Flexible Moderate Growth Fund  | Annual Report 2023
17

Notes to Financial Statements
December 31, 2023
Note 1. Organization
Variable Portfolio – U.S. Flexible Moderate Growth Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies, operations and risks of the Underlying Funds, please refer to the Fund’s current prospectus as well as the prospectuses and shareholder reports of the Underlying Funds, which are available from the Securities and Exchange Commission’s website at www.sec.gov or on the Underlying Funds’ website at www.columbiathreadneedleus.com/resources/literature.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts and variable life insurance policies (collectively, Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in the Underlying Funds (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
18
Variable Portfolio – U.S. Flexible Moderate Growth Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’
Variable Portfolio – U.S. Flexible Moderate Growth Fund  | Annual Report 2023
19

Notes to Financial Statements (continued)
December 31, 2023
payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has
20
Variable Portfolio – U.S. Flexible Moderate Growth Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
written option contracts to decrease the Fund’s exposure to equity risk, to produce incremental earnings, to facilitate buying and selling of securities for investment and to increase return on investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2023:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	11,152,790 *
Equity risk	Investments, at value — Option contracts purchased	12,955,785
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	892,793 *
Total		25,001,368

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Option contracts written, at value	252,840
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	322,369 *
Total		575,209

*
Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.

Variable Portfolio – U.S. Flexible Moderate Growth Fund  | Annual Report 2023
21

Notes to Financial Statements (continued)
December 31, 2023
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Total ($)
Equity risk	18,059,619	(17,766,440)	(798,330)	(505,151)
Interest rate risk	(399,445)	—	—	(399,445)
Total	17,660,174	(17,766,440)	(798,330)	(904,596)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Total ($)
Equity risk	4,320,690	(1,089,034)	48,145	3,279,801
Interest rate risk	1,051,941	—	—	1,051,941
Total	5,372,631	(1,089,034)	48,145	4,331,742
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended December 31, 2023:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	322,362,973
Futures contracts — short	27,848,100

Derivative instrument	Average value ($)
Option contracts purchased	12,033,107
Option contracts written	(91,207)
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
22
Variable Portfolio – U.S. Flexible Moderate Growth Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2023:
Morgan Stanley ($)
Assets
Call option contracts purchased	337,680
Put option contracts purchased	12,618,105
Total assets	12,955,785
Liabilities
Put option contracts written	252,840
Total financial and derivative net assets	12,702,945
Total collateral received (pledged) (a)	-
Net amount (b)	12,702,945

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
Variable Portfolio – U.S. Flexible Moderate Growth Fund  | Annual Report 2023
23

Notes to Financial Statements (continued)
December 31, 2023
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The Fund’s net assets are reported at the partner-level for federal income tax purposes.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
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Variable Portfolio – U.S. Flexible Moderate Growth Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2023 was 0.21% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Variable Portfolio – U.S. Flexible Moderate Growth Fund  | Annual Report 2023
25

Notes to Financial Statements (continued)
December 31, 2023
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2023 was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2023 through April 30, 2024	Prior to May 1, 2023
Class 1	0.78%	0.79%
Class 2	1.03	1.04
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $2,714,783,761 and $3,098,956,114, respectively, for the year ended December 31, 2023, of which $2,440,487,680 and $2,573,145,288, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
26
Variable Portfolio – U.S. Flexible Moderate Growth Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Note 5. Affiliated money market fund
The Fund invests significantly in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2023.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2023.
Note 8. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Variable Portfolio – U.S. Flexible Moderate Growth Fund  | Annual Report 2023
27

Notes to Financial Statements (continued)
December 31, 2023
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Money market fund investment risk
An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. In addition to the fees and expenses that the Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, the Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment. To the extent the Fund invests in instruments such as derivatives, the Fund may hold investments, which may be significant, in money market fund shares to cover its obligations resulting from the Fund’s investments in such instruments. Money market funds and the securities they invest in are subject to comprehensive regulations. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operation, performance and/or yield of money market funds.
Shareholder concentration risk
At December 31, 2023, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
28
Variable Portfolio – U.S. Flexible Moderate Growth Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
Variable Portfolio – U.S. Flexible Moderate Growth Fund  | Annual Report 2023
29

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Variable Portfolio – U.S. Flexible Moderate Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – U.S. Flexible Moderate Growth Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
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Variable Portfolio – U.S. Flexible Moderate Growth Fund  | Annual Report 2023

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

Variable Portfolio – U.S. Flexible Moderate Growth Fund  | Annual Report 2023
31

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 31, 2023; Adjunct Professor of
Finance, Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

32
Variable Portfolio – U.S. Flexible Moderate Growth Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company since November
2013 (Chair of the Board,
since May 2021) (food
distributor); Director, Aircastle
Limited (Chair of Audit
Committee) (aircraft leasing),
since August 2006; former
Director, Nash Finch Company
(food distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
Variable Portfolio – U.S. Flexible Moderate Growth Fund  | Annual Report 2023
33

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
34
Variable Portfolio – U.S. Flexible Moderate Growth Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds
Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds
Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig,
Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

Variable Portfolio – U.S. Flexible Moderate Growth Fund  | Annual Report 2023
35

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

36
Variable Portfolio – U.S. Flexible Moderate Growth Fund  | Annual Report 2023

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Variable Portfolio – U.S. Flexible Moderate Growth Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2024 Columbia Management Investment Advisers, LLC.
ANN7061_12_C01_(02/24)

Annual Report
December 31, 2023
Variable Portfolio – Managed Risk Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require that funds transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in a fund. Much of the information, including a fund’s financial statements, that is currently disclosed in a fund’s shareholder reports will instead be made available on the fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires a fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their fund documents electronically.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – Managed Risk Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – Managed Risk Fund | Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund pursues total return while seeking to manage the Fund’s exposure to equity market volatility.

Portfolio management
Brian Virginia
Lead Portfolio Manager
Managed Fund since 2017
David Weiss, CFA
Portfolio Manager
Managed Fund since 2017
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Dan Boncarosky, CFA
Portfolio Manager
Managed Fund since 2023

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	Life
Class 1*	02/20/19	12.59	5.40	4.00
Class 2	09/12/17	12.26	5.14	3.79
Blended Benchmark		14.37	7.29	5.67
Bloomberg U.S. Aggregate Bond Index		5.53	1.10	0.89
Russell 3000 Index		25.96	15.16	12.23
MSCI EAFE Index (Net)		18.24	8.16	4.70
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share class, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 50% Bloomberg U.S. Aggregate Bond Index, 35% Russell 3000 Index and 15% MSCI EAFE Index (Net).
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The Russell 3000 Index, an unmanaged index, measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.
The MSCI EAFE Index (Net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The index is compiled from a composite of securities markets of Europe, Australasia and the Far East and is widely recognized by investors in foreign markets as the measurement index for portfolios of non-North American securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI EAFE Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio – Managed Risk Fund  | Annual Report 2023
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (September 12, 2017 — December 31, 2023)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Managed Risk Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Portfolio Allocation (%) (at December 31, 2023)
Allocations to Underlying Funds
Equity Funds	51.2
International	15.1
U.S. Large Cap	30.2
U.S. Small Cap	5.9
Exchange-Traded Equity Funds	3.0
U.S. Mid Cap	3.0
Exchange-Traded Fixed Income Funds	3.2
Investment Grade	3.2
Fixed Income Funds	27.3
Investment Grade	27.3
Allocations to Tactical Assets
Money Market Funds	8.2
Call Option Contracts Purchased	0.0 (a)
Put Option Contracts Purchased	0.5
Residential Mortgage-Backed Securities - Agency	6.6
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments including option contracts purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4
Variable Portfolio – Managed Risk Fund  | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended December 31, 2023, Class 2 shares of Variable Portfolio – Managed Risk Fund returned 12.26%. The Fund’s Blended Benchmark returned 14.37%. For the same time period, the Bloomberg U.S. Aggregate Bond Index returned 5.53%, the Russell 3000 Index returned 25.96% and the MSCI EAFE Index (Net) returned 18.24%.
Market overview
Domestic equity market performance was dominated by a small handful of mega-cap stocks during the 12-month period.  The Russell 3000 Index, a broad-based domestic equity benchmark that includes exposure to small-cap stocks in addition to large capitalization companies, ended the full 12-month period up 25.96%.
A year ago, a growing number of Wall Street economists were anticipating that 2023 would bring a recession. Their rationale largely hinged on the aggressive tightening cycle of the U.S Federal Reserve, and the inversion of numerous yield curve pairings — a condition that has been followed by  recession in a significant majority of business cycles over the better part of the last 40 years.  Although these forecasts shed clouds on the equity rally, stocks continued to advance throughout the year as consumer spending and low unemployment figures helped drive gains.
Most duration sensitive bond holdings struggled throughout the first three-quarters of the annual period.  Only in the fourth quarter did many of these interest rate sensitive holdings emerge with positive total returns.  As U.S. government bond yields fell during the fourth quarter, duration sensitive fixed-income holdings ended the year on a positive note.  For the full 12-month period, the Bloomberg U.S. Long Treasury Index increased by 3.06% and the Bloomberg U.S. Aggregate Bond Index was up 5.53%.
In foreign developed markets, the MSCI EAFE Index (Net), a broad proxy for international developed market equities, delivered a return of 18.24%.  In emerging markets, as measured by the MSCI Emerging Markets Index (Net), stocks rose by 9.83% in the 12-month period.
Despite broadening geopolitical risks, commodity markets struggled during the 12-month period.  A broad-based index covering the commodity markets, the S&P GSCI, dropped by 4.27% over the 12-month period.
The dynamic algorithm, a quantitative tool used by the Fund’s portfolio managers to help direct equity exposure, steered the Fund to start the 12-month period with an underweight in equity exposure within the Fund.  However, as equity volatility decreased during the early part of the period, the algorithm shifted to recommend an overweight allocation to equity exposure versus static benchmark equity weights. This overweight positioning was applied to the Fund during a significant majority of the annual period, as levels of equity volatility remained well contained throughout the 12-month period.
The Fund’s notable detractors during the period
•
Underlying funds delivered mixed results versus benchmarks during the 12-month period, but in total did detract from relative performance results.
•
Underlying equity funds, especially those incorporating a valuation-sensitive investment strategy, detracted from relative performance during the period.
•
Small-cap-oriented managers also detracted from relative performance.
•
The Fund’s use of protective put options and hedging strategies, which are used to help shield investors from outsized losses during periods of steep equity market declines, detracted from relative returns as time-value decay (the reduction in value of an options contract as it reaches its expiration date) and hedging instrument losses experienced headwinds over the course of the 12-month period.
The Fund’s notable contributors during the period
•
Overall, the dynamic algorithm’s suggested positioning served as a contributor to relative performance versus static benchmarks during the period.
•
The managers tactically adjusted actual equity exposure to maintain levels of equity exposure close to levels called for by the dynamic algorithm throughout the 12-month period, and this tactical discretion added slightly to relative Fund performance during the period.
Variable Portfolio – Managed Risk Fund  | Annual Report 2023
5

Manager Discussion of Fund Performance (continued)
(Unaudited)
•
Fixed-income managers contributed favorably to relative performance during the period.
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund’s investment in underlying funds subject them to the investment performance (positive or negative), risks and expenses of these underlying funds. There are risks associated with fixed-income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Quantitative models used by the Fund may not be effective in selecting the most favorable securities for inclusion and may cause the Fund to underperform other investment strategies. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. Asset allocation does not assure a profit or protect against loss. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6
Variable Portfolio – Managed Risk Fund  | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,049.20	1,023.78	1.18	1.16	0.23	3.98	3.94	0.78
Class 2	1,000.00	1,000.00	1,048.10	1,022.54	2.45	2.42	0.48	5.26	5.19	1.03
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Variable Portfolio – Managed Risk Fund  | Annual Report 2023
7

Portfolio of Investments
December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Equity Funds 54.2%
	Shares	Value ($)
International 16.0%
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares(a)	1,384,395	18,481,681
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares(a)	1,988,626	20,303,869
Total		38,785,550
U.S. Large Cap 31.9%
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	162,418	14,551,036
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	760,586	14,420,722
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	1,296,902	48,309,589
Total		77,281,347
U.S. Small Cap 6.3%
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares(a),(b)	261,296	7,588,032
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares(a),(b)	208,565	7,593,844
Total		15,181,876
Total Equity Funds (Cost $101,002,886)		131,248,773

Exchange-Traded Equity Funds 3.2%

U.S. Mid Cap 3.2%
iShares Core S&P Mid-Cap ETF	27,500	7,621,625
Total Exchange-Traded Equity Funds (Cost $7,284,184)		7,621,625

Exchange-Traded Fixed Income Funds 3.4%

Investment Grade 3.4%
iShares Core U.S. Aggregate Bond ETF	5,750	570,688
iShares iBoxx $ Investment Grade Corporate Bond ETF	29,270	3,239,018
Vanguard Intermediate-Term Corporate Bond ETF	49,950	4,059,936
Vanguard Total Bond Market ETF	5,000	367,750
Total		8,237,392
Total Exchange-Traded Fixed Income Funds (Cost $7,916,053)		8,237,392

Fixed Income Funds 28.9%
	Shares	Value ($)
Investment Grade 28.9%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	3,947,547	33,909,426
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	3,718,735	36,183,291
Total		70,092,717
Total Fixed Income Funds (Cost $78,578,909)		70,092,717

Residential Mortgage-Backed Securities - Agency 7.0%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(c)
01/18/2039- 01/16/2054	3.000%	4,351,000	3,860,082
01/18/2039- 01/16/2054	3.500%	3,550,000	3,279,206
01/18/2039- 01/16/2054	4.000%	3,658,000	3,480,736
01/16/2054	4.500%	3,550,000	3,441,004
01/16/2054	5.000%	3,000,000	2,967,891
Total Residential Mortgage-Backed Securities - Agency (Cost $16,592,263)			17,028,919

Call Option Contracts Purchased 0.0%
Value ($)
(Cost $32,552)	36,180

Put Option Contracts Purchased 0.6%

(Cost $1,500,010)	1,353,620

Money Market Funds 8.6%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(a),(d)	20,941,162	20,936,974
Total Money Market Funds (Cost $20,930,739)		20,936,974
Total Investments in Securities (Cost: $233,837,596)		256,556,200
Other Assets & Liabilities, Net		(14,406,984)
Net Assets		242,149,216
At December 31, 2023, securities and/or cash totaling $2,021,264 were pledged as collateral.
The accompanying Notes to Financial Statements are an integral part of this statement.
8
Variable Portfolio – Managed Risk Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Investments in derivatives
Forward foreign currency exchange contracts
Currency to be sold	Currency to be purchased	Counterparty	Settlement date	Unrealized appreciation ($)	Unrealized depreciation ($)
552,494 USD	750,000 CAD	Barclays	02/09/2024	13,824	—
751,254 USD	600,000 GBP	Citi	02/09/2024	13,699	—
548,772 USD	6,000,000 NOK	Citi	02/09/2024	42,342	—
950,000 CHF	1,089,818 USD	HSBC	02/09/2024	—	(44,241)
324,438 USD	300,000 EUR	Morgan Stanley	02/09/2024	7,262	—
625,410 USD	950,000 AUD	UBS	02/09/2024	22,776	—
60,000,000 JPY	416,366 USD	Wells Fargo	02/09/2024	—	(11,692)
8,000,000 SEK	767,548 USD	Wells Fargo	02/09/2024	—	(26,868)
197,619 USD	2,000,000 SEK	Wells Fargo	02/09/2024	985	—
Total				100,888	(82,801)

Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	25	03/2024	USD	6,025,000	166,425	—
TOPIX Index	4	03/2024	JPY	94,640,000	1,099	—
U.S. Long Bond	15	03/2024	USD	1,874,063	116,424	—
U.S. Treasury 2-Year Note	15	03/2024	USD	3,088,711	33,960	—
U.S. Treasury 5-Year Note	32	03/2024	USD	3,480,750	80,239	—
U.S. Treasury Ultra Bond	14	03/2024	USD	1,870,313	146,269	—
Total					544,416	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Euro STOXX 50 Index	(6)	03/2024	EUR	(272,580)	1,945	—
FTSE 100 Index	(2)	03/2024	GBP	(155,130)	—	(3,160)
OMXS30 Index	(16)	01/2024	SEK	(3,842,000)	—	(7,093)
Russell 2000 Index E-mini	(112)	03/2024	USD	(11,467,120)	—	(886,080)
SPI 200 Index	(4)	03/2024	AUD	(758,500)	—	(10,719)
U.S. Treasury 10-Year Note	(4)	03/2024	USD	(451,563)	—	(8,179)
Total					1,945	(915,231)

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	Morgan Stanley	USD	1,430,949	3	4,785.00	03/15/2024	32,552	36,180

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	Morgan Stanley	USD	15,263,456	32	3,550.00	06/20/2025	294,147	227,680
S&P 500 Index	Morgan Stanley	USD	9,539,660	20	3,800.00	06/20/2025	189,170	191,200
S&P 500 Index	Morgan Stanley	USD	10,493,626	22	3,650.00	06/20/2025	212,092	176,440
S&P 500 Index	Morgan Stanley	USD	9,539,660	20	3,900.00	12/19/2025	285,670	288,000
S&P 500 Index	Morgan Stanley	USD	9,539,660	20	3,800.00	12/19/2025	257,170	259,800
S&P 500 Index	Morgan Stanley	USD	9,539,660	20	3,600.00	12/19/2025	261,761	210,500
Total							1,500,010	1,353,620

The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk Fund  | Annual Report 2023
9

Portfolio of Investments (continued)
December 31, 2023
Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
S&P 500 Index	Morgan Stanley	USD	(1,430,949)	(3)	4,785.00	03/15/2024	(32,248)	(27,090)

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America Investment Grade Index, Series 41	Morgan Stanley	12/20/2028	1.000	Quarterly	0.567	USD	6,000,000	32,446	—	—	32,446	—
* Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	13,357,020	46,282,983	(38,706,063)	3,034	20,936,974	—	(679)	1,088,017	20,941,162
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	12,982,782	249,989	(1,127,609)	2,445,874	14,551,036	—	626,888	—	162,418
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	29,714,142	3,798,349	(1,132,735)	1,529,670	33,909,426	—	(342,697)	761,845	3,947,547
Columbia Variable Portfolio – Overseas Core Fund, Class 1 Shares
	17,495,143	699,089	(2,420,419)	2,707,868	18,481,681	—	(438,655)	339,106	1,384,395
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares
	12,903,391	92,261	(1,749,887)	3,174,957	14,420,722	—	272,315	—	760,586
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares
	33,433,974	2,733,108	(1,407,029)	1,423,238	36,183,291	—	(279,864)	960,787	3,718,735
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares
	43,420,738	594,229	(5,232,621)	9,527,243	48,309,589	—	775,777	—	1,296,902
Variable Portfolio – Partners International Core Equity Fund, Class 1 Shares
	19,021,326	718,396	(3,161,584)	3,725,731	20,303,869	—	(785,569)	285,174	1,988,626
Variable Portfolio – Partners Small Cap Growth Fund, Class 1 Shares
	6,001,350	2,239,500	(1,460,194)	807,376	7,588,032	—	(263,331)	—	261,296
Variable Portfolio – Partners Small Cap Value Fund, Class 1 Shares
	6,236,945	1,899,137	(1,408,142)	865,904	7,593,844	—	9,946	—	208,565
Total	194,566,811			26,210,895	222,278,464	—	(425,869)	3,434,929

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2023.
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Variable Portfolio – Managed Risk Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Abbreviation Legend
TBA	To Be Announced
Currency Legend
AUD	Australian Dollar
CAD	Canada Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy.  The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principal investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk Fund  | Annual Report 2023
11

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements   (continued)
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Equity Funds	—	—	—	131,248,773	131,248,773
Exchange-Traded Equity Funds	7,621,625	—	—	—	7,621,625
Exchange-Traded Fixed Income Funds	8,237,392	—	—	—	8,237,392
Fixed Income Funds	—	—	—	70,092,717	70,092,717
Residential Mortgage-Backed Securities - Agency	—	17,028,919	—	—	17,028,919
Call Option Contracts Purchased	36,180	—	—	—	36,180
Put Option Contracts Purchased	1,353,620	—	—	—	1,353,620
Money Market Funds	20,936,974	—	—	—	20,936,974
Total Investments in Securities	38,185,791	17,028,919	—	201,341,490	256,556,200
Investments in Derivatives
Asset
Forward Foreign Currency Exchange Contracts	—	100,888	—	—	100,888
Futures Contracts	546,361	—	—	—	546,361
Swap Contracts	—	32,446	—	—	32,446
Liability
Forward Foreign Currency Exchange Contracts	—	(82,801)	—	—	(82,801)
Futures Contracts	(915,231)	—	—	—	(915,231)
Put Option Contracts Written	(27,090)	—	—	—	(27,090)
Total	37,789,831	17,079,452	—	201,341,490	256,210,773
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Forward foreign currency exchange contracts, futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
12
Variable Portfolio – Managed Risk Fund  | Annual Report 2023

Statement of Assets and Liabilities
December 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $31,792,500)	$32,887,936
Affiliated issuers (cost $200,512,534)	222,278,464
Option contracts purchased (cost $1,532,562)	1,389,800
Cash	5,131
Cash collateral held at broker for:
Option contracts written	489,845
Margin deposits on:
Futures contracts	1,380,168
Swap contracts	151,251
Unrealized appreciation on forward foreign currency exchange contracts	100,888
Receivable for:
Investments sold	158,004
Dividends	92,860
Interest	29,883
Variation margin for futures contracts	185,770
Expense reimbursement due from Investment Manager	74
Prepaid expenses	3,314
Deferred compensation of board members	25,756
Total assets	259,179,144
Liabilities
Option contracts written, at value (premiums received $32,248)	27,090
Unrealized depreciation on forward foreign currency exchange contracts	82,801
Payable for:
Investments purchased on a delayed delivery basis	16,622,145
Capital shares redeemed	185,888
Variation margin for futures contracts	26,557
Variation margin for swap contracts	4,763
Management services fees	914
Distribution and/or service fees	1,662
Service fees	11,227
Compensation of chief compliance officer	45
Compensation of board members	943
Other expenses	23,034
Deferred compensation of board members	42,859
Total liabilities	17,029,928
Net assets applicable to outstanding capital stock	$242,149,216
Represented by
Trust capital	$242,149,216
Total - representing net assets applicable to outstanding capital stock	$242,149,216
Class 1
Net assets	$3,052
Shares outstanding	239
Net asset value per share(a)	$12.79
Class 2
Net assets	$242,146,164
Shares outstanding	19,152,724
Net asset value per share	$12.64

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk Fund  | Annual Report 2023
13

Statement of Operations
Year Ended December 31, 2023

Net investment income
Income:
Dividends — unaffiliated issuers	$405,162
Dividends — affiliated issuers	3,434,929
Interest	71,102
Total income	3,911,193
Expenses:
Management services fees	314,276
Distribution and/or service fees
Class 2	575,825
Service fees	138,151
Custodian fees	26,450
Printing and postage fees	17,116
Accounting services fees	30,090
Legal fees	14,911
Compensation of chief compliance officer	45
Compensation of board members	13,506
Deferred compensation of board members	5,186
Other	8,291
Total expenses	1,143,847
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(26,773)
Total net expenses	1,117,074
Net investment income	2,794,119
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(1,162,617)
Investments — affiliated issuers	(425,869)
Foreign currency translations	(19,566)
Forward foreign currency exchange contracts	(269,259)
Futures contracts	580,490
Option contracts purchased	(2,149,785)
Option contracts written	(13,501)
Swap contracts	150,854
Net realized loss	(3,309,253)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	2,467,452
Investments — affiliated issuers	26,210,895
Forward foreign currency exchange contracts	216,579
Futures contracts	(1,389,487)
Option contracts purchased	(177,834)
Option contracts written	5,158
Swap contracts	(10,528)
Net change in unrealized appreciation (depreciation)	27,322,235
Net realized and unrealized gain	24,012,982
Net increase in net assets resulting from operations	$26,807,101
The accompanying Notes to Financial Statements are an integral part of this statement.
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Variable Portfolio – Managed Risk Fund  | Annual Report 2023

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income	$2,794,119	$1,877,106
Net realized loss	(3,309,253)	(7,160,901)
Net change in unrealized appreciation (depreciation)	27,322,235	(43,229,771)
Net increase (decrease) in net assets resulting from operations	26,807,101	(48,513,566)
Decrease in net assets from capital stock activity	(3,237,795)	(10,618,003)
Total increase (decrease) in net assets	23,569,306	(59,131,569)
Net assets at beginning of year	218,579,910	277,711,479
Net assets at end of year	$242,149,216	$218,579,910

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 2
Shares sold	1,133,007	13,355,538	665,562	8,267,656
Shares redeemed	(1,398,035)	(16,593,333)	(1,615,433)	(18,885,659)
Net decrease	(265,028)	(3,237,795)	(949,871)	(10,618,003)
Total net decrease	(265,028)	(3,237,795)	(949,871)	(10,618,003)
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk Fund  | Annual Report 2023
15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2023	$11.36	0.18	1.25	1.43
Year Ended 12/31/2022	$13.73	0.13	(2.50)	(2.37)
Year Ended 12/31/2021	$12.37	0.12	1.24	1.36
Year Ended 12/31/2020	$11.44	0.09	0.84	0.93
Year Ended 12/31/2019(d)	$10.48	0.15	0.81	0.96
Class 2
Year Ended 12/31/2023	$11.26	0.14	1.24	1.38
Year Ended 12/31/2022	$13.63	0.09	(2.46)	(2.37)
Year Ended 12/31/2021	$12.31	0.08	1.24	1.32
Year Ended 12/31/2020	$11.42	0.06	0.83	0.89
Year Ended 12/31/2019	$9.84	0.12	1.46	1.58

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	12/31/2022	12/31/2021	12/31/2020
Class 1	less than 0.01%	0.01%	0.01%
Class 2	less than 0.01%	0.01%	0.01%

(d)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
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Variable Portfolio – Managed Risk Fund  | Annual Report 2023

Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2023	$12.79	12.59%	0.24%	0.23%	1.48%	110%	$3
Year Ended 12/31/2022	$11.36	(17.26% )	0.27% (c)	0.25% (c)	1.06%	113%	$3
Year Ended 12/31/2021	$13.73	10.99%	0.25% (c)	0.25% (c)	0.88%	116%	$3
Year Ended 12/31/2020	$12.37	8.13%	0.25% (c)	0.25% (c)	0.75%	89%	$3
Year Ended 12/31/2019(d)	$11.44	9.16%	0.25%	0.25%	1.57%	37%	$3
Class 2
Year Ended 12/31/2023	$12.64	12.26%	0.50%	0.48%	1.21%	110%	$242,146
Year Ended 12/31/2022	$11.26	(17.39% )	0.52% (c)	0.50% (c)	0.78%	113%	$218,577
Year Ended 12/31/2021	$13.63	10.72%	0.50% (c)	0.50% (c)	0.63%	116%	$277,708
Year Ended 12/31/2020	$12.31	7.79%	0.50% (c)	0.50% (c)	0.49%	89%	$230,561
Year Ended 12/31/2019	$11.42	16.06%	0.51%	0.51%	1.12%	37%	$186,750
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk Fund  | Annual Report 2023
17

Notes to Financial Statements
December 31, 2023
Note 1. Organization
Variable Portfolio – Managed Risk Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by the Investment Manager, a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies, operations and risks of the Underlying Funds, please refer to the Fund’s current prospectus as well as the prospectuses and shareholder reports of the Underlying Funds, which are available from the Securities and Exchange Commission’s website at www.sec.gov or on the Underlying Funds’ website at www.columbiathreadneedleus.com/resources/literature.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts (Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in the Underlying Funds (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.
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Variable Portfolio – Managed Risk Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty
Variable Portfolio – Managed Risk Fund  | Annual Report 2023
19

Notes to Financial Statements (continued)
December 31, 2023
provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Forward foreign currency exchange contracts
Forward foreign currency exchange contracts are over-the-counter agreements between two parties to buy and sell a currency at a set price on a future date. The Fund utilized forward foreign currency exchange contracts to hedge the currency exposure associated with some or all of the Fund’s securities and to shift U.S. dollar exposure to achieve a representative weighted mix of major currencies in its benchmark. These instruments may be used for other purposes in future periods.
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Variable Portfolio – Managed Risk Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
The values of forward foreign currency exchange contracts fluctuate daily with changes in foreign currency exchange rates. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the forward foreign currency exchange contract is closed or expires. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without delivery of foreign currency.
The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Fund’s portfolio securities. The risks of forward foreign currency exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity risk, to increase return on investments and to facilitate buying and selling of securities for investment. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written
Variable Portfolio – Managed Risk Fund  | Annual Report 2023
21

Notes to Financial Statements (continued)
December 31, 2023
generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty and the central counterparty becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the central counterparty in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the central counterparty stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM or central counterparty, as applicable, may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a
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Variable Portfolio – Managed Risk Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2023:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of trust capital — unrealized appreciation on swap contracts	32,446 *
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	169,469 *
Equity risk	Investments, at value — Option contracts purchased	1,389,800
Foreign exchange risk	Unrealized appreciation on forward foreign currency exchange contracts	100,888
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	376,892 *
Total		2,069,495

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	907,052 *
Equity risk	Option contracts written, at value	27,090
Foreign exchange risk	Unrealized depreciation on forward foreign currency exchange contracts	82,801
Interest rate risk	Component of trust capital - unrealized depreciation on futures contracts	8,179 *
Total		1,025,122

*
Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.

Variable Portfolio – Managed Risk Fund  | Annual Report 2023
23

Notes to Financial Statements (continued)
December 31, 2023
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	150,854	150,854
Equity risk	—	1,300,560	(2,149,785)	(13,501)	—	(862,726)
Foreign exchange risk	(269,259)	—	—	—	—	(269,259)
Interest rate risk	—	(720,070)	—	—	—	(720,070)
Total	(269,259)	580,490	(2,149,785)	(13,501)	150,854	(1,701,201)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Forward foreign currency exchange contracts ($)	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	—	(10,528)	(10,528)
Equity risk	—	(1,807,114)	(177,834)	5,158	—	(1,979,790)
Foreign exchange risk	216,579	—	—	—	—	216,579
Interest rate risk	—	417,627	—	—	—	417,627
Total	216,579	(1,389,487)	(177,834)	5,158	(10,528)	(1,356,112)
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended December 31, 2023:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	20,262,924
Futures contracts — short	12,427,661
Credit default swap contracts — sell protection	6,000,000

Derivative instrument	Average value ($)
Option contracts purchased	1,390,733
Option contracts written	(5,274)

Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Forward foreign currency exchange contracts	88,899	(103,947)
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
24
Variable Portfolio – Managed Risk Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2023:
	Barclays ($)	Citi ($)	HSBC ($)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	UBS ($)	Wells Fargo ($)	Total ($)
Assets
Forward foreign currency exchange contracts	13,824	56,041	-	7,262	-	22,776	985	100,888
Call option contracts purchased	-	-	-	36,180	-	-	-	36,180
Put option contracts purchased	-	-	-	1,353,620	-	-	-	1,353,620
Total assets	13,824	56,041	-	1,397,062	-	22,776	985	1,490,688
Liabilities
Centrally cleared credit default swap contracts (b)	-	-	-	-	4,763	-	-	4,763
Forward foreign currency exchange contracts	-	-	44,241	-	-	-	38,560	82,801
Put option contracts written	-	-	-	27,090	-	-	-	27,090
Total liabilities	-	-	44,241	27,090	4,763	-	38,560	114,654
Total financial and derivative net assets	13,824	56,041	(44,241)	1,369,972	(4,763)	22,776	(37,575)	1,376,034
Total collateral received (pledged) (c)	-	-	-	-	(4,763)	-	-	(4,763)
Net amount (d)	13,824	56,041	(44,241)	1,369,972	-	22,776	(37,575)	1,380,797

Variable Portfolio – Managed Risk Fund  | Annual Report 2023
25

Notes to Financial Statements (continued)
December 31, 2023
(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin in the Statement of Assets and Liabilities.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
26
Variable Portfolio – Managed Risk Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The Fund’s net assets are reported at the partner-level for federal income tax purposes.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i) 0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2023 was 0.14% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Variable Portfolio – Managed Risk Fund  | Annual Report 2023
27

Notes to Financial Statements (continued)
December 31, 2023
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2023 was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2023 through April 30, 2024	Prior to May 1, 2023
Class 1	0.78%	0.79%
Class 2	1.03	1.04
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Variable Portfolio – Managed Risk Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $245,909,781 and $260,408,516, respectively, for the year ended December 31, 2023, of which $223,045,339 and $227,078,084, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2023.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate
Variable Portfolio – Managed Risk Fund  | Annual Report 2023
29

Notes to Financial Statements (continued)
December 31, 2023
of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2023.
Note 8. Significant risks
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At December 31, 2023, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
30
Variable Portfolio – Managed Risk Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
Variable Portfolio – Managed Risk Fund  | Annual Report 2023
31

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Variable Portfolio – Managed Risk Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – Managed Risk Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
32
Variable Portfolio – Managed Risk Fund  | Annual Report 2023

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

Variable Portfolio – Managed Risk Fund  | Annual Report 2023
33

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 31, 2023; Adjunct Professor of
Finance, Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

34
Variable Portfolio – Managed Risk Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company since November
2013 (Chair of the Board,
since May 2021) (food
distributor); Director, Aircastle
Limited (Chair of Audit
Committee) (aircraft leasing),
since August 2006; former
Director, Nash Finch Company
(food distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
Variable Portfolio – Managed Risk Fund  | Annual Report 2023
35

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
36
Variable Portfolio – Managed Risk Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds
Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds
Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig,
Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

Variable Portfolio – Managed Risk Fund  | Annual Report 2023
37

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

38
Variable Portfolio – Managed Risk Fund  | Annual Report 2023

[THIS PAGE INTENTIONALLY LEFT BLANK]

Variable Portfolio – Managed Risk Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2024 Columbia Management Investment Advisers, LLC.
ANN7043_12_C01_(02/24)

Annual Report
December 31, 2023
Variable Portfolio – Managed Risk U.S. Fund
Please remember that you may not buy (nor will you own) shares of the Fund directly. The Fund is available through variable annuity contracts offered by the separate accounts of participating insurance companies as well as qualified pension and retirement plans. Please contact your financial advisor or insurance representative for more information.
In October 2022, the Securities and Exchange Commission (SEC) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require that funds transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Each Tailored Shareholder Report will be share-class specific and will highlight key fund information the SEC believes is most relevant to investors in assessing their investment in a fund. Much of the information, including a fund’s financial statements, that is currently disclosed in a fund’s shareholder reports will instead be made available on the fund’s website and filed on Form N-CSR on an annual and semiannual basis. This information will be delivered to investors free of charge upon request. Columbia Fund reports will follow the Tailored Shareholder Report approach beginning with reports covering the period ending May 31, 2024.
The new rule also requires a fund to mail a printed version of the Tailored Shareholder Report to all shareholders who have not elected to receive shareholder reports electronically. Rather than receiving a postcard notifying investors that the shareholder report for funds in which they invest is available online, investors will begin receiving the Tailored Shareholder Report in the mail unless they have elected to receive their fund documents electronically.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value

Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which Variable Portfolio – Managed Risk U.S. Fund (the Fund) holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-PORT, is available on columbiathreadneedleus.com/investor/ or can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
Fund investment manager
Columbia Management Investment Advisers, LLC (the Investment Manager)
290 Congress Street
Boston, MA 02210
Fund distributor
Columbia Management Investment Distributors, Inc.
290 Congress Street
Boston, MA 02210
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Variable Portfolio – Managed Risk U.S. Fund | Annual Report 2023

Fund at a Glance
(Unaudited)
Investment objective
The Fund pursues total return while seeking to manage the Fund’s exposure to equity market volatility.

Portfolio management
Brian Virginia
Lead Portfolio Manager
Managed Fund since 2017
David Weiss, CFA
Portfolio Manager
Managed Fund since 2017
Joshua Kutin, CFA
Portfolio Manager
Managed Fund since 2018
Dan Boncarosky, CFA
Portfolio Manager
Managed Fund since 2023

Average annual total returns (%) (for the period ended December 31, 2023)
	Inception	1 Year	5 Years	Life
Class 1*	02/20/19	14.81	7.16	5.81
Class 2	09/12/17	14.54	6.90	5.60
Blended Benchmark		15.58	8.53	7.03
Bloomberg U.S. Aggregate Bond Index		5.53	1.10	0.89
S&P 500 Index		26.29	15.69	12.78
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. For current month-end performance information, please contact your financial advisor or insurance representative.
Performance results reflect the effect of any fee waivers or reimbursements of fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
Investment earnings, if any, are tax-deferred until distributed to shareholders, at which time taxes may become due. Total return performance includes changes in share price and assumes reinvestment of dividends and capital gains, if any. Performance results reflect the effect of all fund expenses, but do not include any fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan. If performance results included the effect of these additional charges, they would be lower.
*
The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share class, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/variable-products/appended-performance for more information.
The Blended Benchmark consists of 50% Bloomberg U.S. Aggregate Bond Index and 50% S&P 500 Index.
The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
Variable Portfolio – Managed Risk U.S. Fund  | Annual Report 2023
3

Fund at a Glance  (continued)
(Unaudited)
Performance of a hypothetical $10,000 investment (September 12, 2017 — December 31, 2023)

The chart above shows the change in value of a hypothetical $10,000 investment in Class 2 shares of Variable Portfolio – Managed Risk U.S. Fund during the stated time period, and does not reflect the deduction of taxes, if any, that a shareholder may pay on Fund distributions or on the redemption of Fund shares. The returns also do not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy or qualified pension or retirement plan, if any.

Portfolio Allocation (%) (at December 31, 2023)
Allocations to Underlying Funds
Equity Funds	51.0
U.S. Large Cap	51.0
Exchange-Traded Fixed Income Funds	2.7
Investment Grade	2.7
Fixed Income Funds	27.2
Investment Grade	27.2
Allocations to Tactical Assets
Money Market Funds(a)	11.7
Call Option Contracts Purchased	0.0 (b)
Put Option Contracts Purchased	0.5
Residential Mortgage-Backed Securities - Agency	6.9
Total	100.0

(a)
Includes investments in Money Market Funds, including investing for the purpose of covering obligations relating to the Fund’s investment in derivatives. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the
Portfolio of Investments and the derivative instruments discussion in Note 2 to the
Notes to Financial Statements.

(b)	Rounds to zero.
Percentages indicated are based upon total investments including option contracts purchased and excluding all other investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
4
Variable Portfolio – Managed Risk U.S. Fund  | Annual Report 2023

Manager Discussion of Fund Performance
(Unaudited)
For the 12-month period that ended December 31, 2023, Class 2 shares of Variable Portfolio – Managed Risk U.S. Fund returned 14.54%. The Fund’s Blended Benchmark returned 15.58%. For the same time period, the Bloomberg U.S. Aggregate Bond Index returned 5.53% and the S&P 500 Index returned 26.29%.
Market overview
Domestic equity market performance was dominated by a small handful of mega-cap stocks during the 12-month period.  The Russell 3000 Index, a broad-based domestic equity benchmark that includes exposure to small-cap stocks in addition to large capitalization companies, ended the full 12-month period up 25.96%.
A year ago, a growing number of Wall Street economists were anticipating that 2023 would bring a recession. Their rationale largely hinged on the aggressive tightening cycle of the U.S Federal Reserve, and the inversion of numerous yield curve pairings — a condition that has been followed by  recession in a significant majority of business cycles over the better part of the last 40 years.  Although these forecasts shed clouds on the equity rally, stocks continued to advance throughout the year as consumer spending and low unemployment figures helped drive gains.
Most duration sensitive bond holdings struggled throughout the first three-quarters of the annual period.  Only in the fourth quarter did many of these interest rate sensitive holdings emerge with positive total returns.  As U.S. government bond yields fell during the fourth quarter, duration sensitive fixed-income holdings ended the year on a positive note.  For the full 12-month period, the Bloomberg U.S. Long Treasury Index increased by 3.06% and the Bloomberg U.S. Aggregate Bond Index was up 5.53%.
Despite broadening geopolitical risks, commodity markets struggled during the 12-month period.  A broad-based index covering the commodity markets, the S&P GSCI, dropped by 4.27% over the 12-month period.
The dynamic algorithm, a quantitative tool used by the Fund’s portfolio managers to help direct equity exposure, steered the Fund to start the 12-month period with an underweight in equity exposure within the Fund.  However, as equity volatility decreased during the early part of the period, the algorithm shifted to recommend an overweight allocation to equity exposure versus static benchmark equity weights. This overweight positioning was applied to the Fund during a significant majority of the annual period, as levels of equity volatility remained well contained throughout the 12-month period.
The Fund’s notable detractors during the period
•
Underlying funds delivered mixed results versus benchmarks during the 12-month period, but in total did detract from relative performance results.
•
Underlying equity funds, especially those incorporating a valuation-sensitive investment strategy, detracted from relative performance during the period.
•
The Fund’s use of protective put options and hedging strategies, which are used to help shield investors from outsized losses during periods of steep equity market declines, detracted from relative returns as time-value decay (the reduction in value of an options contract as it reaches its expiration date) and hedging instrument losses experienced headwinds over the course of the 12-month period.
The Fund’s notable contributors during the period
•
Overall, the dynamic algorithm’s suggested positioning served as a contributor to relative performance versus static benchmarks during the period.
•
The managers tactically adjusted actual equity exposure to maintain levels of equity exposure close to levels called for by the dynamic algorithm throughout the 12-month period, and this tactical discretion added slightly to relative Fund performance during the period.
•
Large-cap growth-oriented equity managers served as a positive contributor to relative results during the period.
•
Fixed-income managers contributed favorably to relative performance during the period.
Variable Portfolio – Managed Risk U.S. Fund  | Annual Report 2023
5

Manager Discussion of Fund Performance (continued)
(Unaudited)
Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. The Fund’s investment in underlying funds subject them to the investment performance (positive or negative), risks and expenses of these underlying funds. There are risks associated with fixed-income investments, including credit risk, interest rate risk, and prepayment and extension risk. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Growth securities, at times, may not perform as well as value securities or the stock market in general and may be out of favor with investors. Foreign investments subject the Fund to risks, including political, economic, market, social and others within a particular country, as well as to currency instabilities and less stringent financial and accounting standards generally applicable to U.S. issuers. Quantitative models used by the Fund may not be effective in selecting the most favorable securities for inclusion and may cause the Fund to underperform other investment strategies. Investing in derivatives is a specialized activity that involves special risks that subject the Fund to significant loss potential, including when used as leverage, and may result in greater fluctuation in Fund value. Asset allocation does not assure a profit or protect against loss. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties who have contributed to this report. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6
Variable Portfolio – Managed Risk U.S. Fund  | Annual Report 2023

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
The information below does not reflect fees and expenses imposed under your variable annuity contract and/or variable life insurance policy (collectively, Contracts) or qualified pension and retirement plan (Qualified Plan), if any. The total fees and expenses you bear may therefore be higher than those shown below.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
In addition to the ongoing expenses which the Fund bears directly, the Fund’s shareholders indirectly bear the Fund’s allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the "Effective expenses paid during the period" column.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees, or expenses that apply to the subaccount or the Contract. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If the fees and expenses imposed under your Contract or Qualified Plan, if any, were included, your costs would be higher.
July 1, 2023 — December 31, 2023
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)	Effective expenses paid during the period ($)		Fund’s effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class 1	1,000.00	1,000.00	1,062.60	1,023.73	1.23	1.21	0.24	3.91	3.83	0.76
Class 2	1,000.00	1,000.00	1,061.00	1,022.54	2.47	2.42	0.48	5.14	5.04	1.00
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Effective expenses paid during the period and the Fund’s effective annualized expense ratio include expenses borne directly to the class plus the Fund’s pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund’s most recent shareholder report.
Variable Portfolio – Managed Risk U.S. Fund  | Annual Report 2023
7

Portfolio of Investments
December 31, 2023
(Percentages represent value of investments compared to net assets)
Investments in securities

Equity Funds 54.4%
	Shares	Value ($)
U.S. Large Cap 54.4%
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares(a),(b)	444,516	39,824,232
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares(a),(b)	2,103,325	39,879,039
CTIVP® – Principal Blue Chip Growth Fund, Class 1 Shares(a),(b)	564,864	33,332,616
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares(a),(b)	950,129	33,340,012
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares(a),(b)	1,875,109	69,847,826
Total		216,223,725
Total Equity Funds (Cost $143,471,888)		216,223,725

Exchange-Traded Fixed Income Funds 2.9%

Investment Grade 2.9%
iShares iBoxx $ Investment Grade Corporate Bond ETF	48,685	5,387,482
Vanguard Intermediate-Term Corporate Bond ETF	76,150	6,189,472
Total		11,576,954
Total Exchange-Traded Fixed Income Funds (Cost $10,974,376)		11,576,954

Fixed Income Funds 29.0%

Investment Grade 29.0%
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares(a)	6,488,397	55,735,335
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares(a)	6,119,433	59,542,081
Total		115,277,416
Total Fixed Income Funds (Cost $129,250,371)		115,277,416

Residential Mortgage-Backed Securities - Agency 7.3%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Uniform Mortgage-Backed Security TBA(c)
01/18/2039- 01/16/2054	3.000%	5,970,000	5,325,295
01/18/2039- 01/16/2054	3.500%	7,150,000	6,615,599
01/18/2039- 01/16/2054	4.000%	6,150,000	5,862,272
01/16/2054	4.500%	7,650,000	7,415,121
01/16/2054	5.000%	4,000,000	3,957,188
Total Residential Mortgage-Backed Securities - Agency (Cost $28,444,489)			29,175,475

Call Option Contracts Purchased 0.0%
Value ($)
(Cost $54,253)	60,300

Put Option Contracts Purchased 0.6%

(Cost $2,437,605)	2,197,435

Money Market Funds 12.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 5.569%(a),(d)	49,725,663	49,715,718
Total Money Market Funds (Cost $49,702,113)		49,715,718
Total Investments in Securities (Cost: $364,335,095)		424,227,023
Other Assets & Liabilities, Net		(26,490,087)
Net Assets		397,736,936
At December 31, 2023, securities and/or cash totaling $1,924,360 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	46	03/2024	USD	11,086,000	340,335	—
U.S. Long Bond	25	03/2024	USD	3,123,438	211,264	—
U.S. Treasury 2-Year Note	26	03/2024	USD	5,353,766	58,864	—
The accompanying Notes to Financial Statements are an integral part of this statement.
8
Variable Portfolio – Managed Risk U.S. Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Long futures contracts (continued)
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 5-Year Note	55	03/2024	USD	5,982,539	137,910	—
U.S. Treasury Ultra Bond	25	03/2024	USD	3,339,844	266,762	—
Total					1,015,135	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
S&P 500 Index E-mini	(28)	03/2024	USD	(6,748,000)	—	(108,260)

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	Morgan Stanley	USD	2,384,915	5	4,785.00	03/15/2024	54,253	60,300

Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
S&P 500 Index	Morgan Stanley	USD	27,188,031	57	3,550.00	06/20/2025	519,792	405,555
S&P 500 Index	Morgan Stanley	USD	15,263,456	32	3,800.00	06/20/2025	302,673	305,920
S&P 500 Index	Morgan Stanley	USD	16,217,422	34	3,650.00	06/20/2025	327,778	272,680
S&P 500 Index	Morgan Stanley	USD	15,263,456	32	3,900.00	12/19/2025	457,072	460,800
S&P 500 Index	Morgan Stanley	USD	15,263,456	32	3,800.00	12/19/2025	411,473	415,680
S&P 500 Index	Morgan Stanley	USD	15,263,456	32	3,600.00	12/19/2025	418,817	336,800
Total							2,437,605	2,197,435

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
S&P 500 Index	Morgan Stanley	USD	(2,384,915)	(5)	4,785.00	03/15/2024	(53,747)	(45,150)

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America Investment Grade Index, Series 41	Morgan Stanley	12/20/2028	1.000	Quarterly	0.567	USD	11,000,000	59,484	—	—	59,484	—
* Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk U.S. Fund  | Annual Report 2023
9

Portfolio of Investments (continued)
December 31, 2023
Notes to Portfolio of Investments
(a)
As defined in the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended December 31, 2023 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Capital gain distributions($)	Realized gain (loss)($)	Dividends — affiliated issuers ($)	End of period shares
Columbia Short-Term Cash Fund, 5.569%
	31,415,032	66,810,259	(48,516,104)	6,531	49,715,718	—	32	2,392,400	49,725,663
Columbia Variable Portfolio – Disciplined Core Fund, Class 1 Shares
	36,164,245	418,066	(4,577,333)	7,819,254	39,824,232	—	554,956	—	444,516
Columbia Variable Portfolio – Intermediate Bond Fund, Class 1 Shares
	51,602,314	4,085,854	(2,814,691)	2,861,858	55,735,335	—	(767,862)	1,215,970	6,488,397
Columbia Variable Portfolio – Select Large Cap Equity Fund, Class 1 Shares
	36,134,958	438,890	(5,509,864)	8,815,055	39,879,039	—	648,947	—	2,103,325
CTIVP® – Principal Blue Chip Growth Fund, Class 1 Shares
	30,190,056	190,644	(7,790,696)	10,742,612	33,332,616	—	(19,691)	—	564,864
CTIVP® – T. Rowe Price Large Cap Value Fund, Class 1 Shares
	30,532,920	1,583,065	(1,697,589)	2,921,616	33,340,012	—	74,206	—	950,129
Variable Portfolio – Partners Core Bond Fund, Class 1 Shares
	55,325,569	4,763,093	(3,067,305)	2,520,724	59,542,081	—	(570,234)	1,534,868	6,119,433
Variable Portfolio – Partners Core Equity Fund, Class 1 Shares
	63,362,654	886,254	(8,278,497)	13,877,415	69,847,826	—	914,885	—	1,875,109
Total	334,727,748			49,565,065	381,216,859	—	835,239	5,143,238

(b)	Non-income producing investment.
(c)	Represents a security purchased on a when-issued basis.
(d)	The rate shown is the seven-day current annualized yield at December 31, 2023.
Abbreviation Legend
TBA	To Be Announced
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available.  Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
10
Variable Portfolio – Managed Risk U.S. Fund  | Annual Report 2023

Portfolio of Investments (continued)
December 31, 2023
Fair value measurements   (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy.  The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Variable Portfolios serve as investment vehicles for variable annuity contracts and variable life insurance policies. Principal investment strategies within these Variable Portfolios vary based on the Portfolios investment objective. Investments in the Variable Portfolios may be redeemed on a daily basis without restriction.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments.  However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices.  Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager.  Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies).  The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors.  The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions.  Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at December 31, 2023:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Assets at NAV ($)	Total ($)
Investments in Securities
Equity Funds	—	—	—	216,223,725	216,223,725
Exchange-Traded Fixed Income Funds	11,576,954	—	—	—	11,576,954
Fixed Income Funds	—	—	—	115,277,416	115,277,416
Residential Mortgage-Backed Securities - Agency	—	29,175,475	—	—	29,175,475
Call Option Contracts Purchased	60,300	—	—	—	60,300
Put Option Contracts Purchased	2,197,435	—	—	—	2,197,435
Money Market Funds	49,715,718	—	—	—	49,715,718
Total Investments in Securities	63,550,407	29,175,475	—	331,501,141	424,227,023
Investments in Derivatives
Asset
Futures Contracts	1,015,135	—	—	—	1,015,135
Swap Contracts	—	59,484	—	—	59,484
Liability
Futures Contracts	(108,260)	—	—	—	(108,260)
Put Option Contracts Written	(45,150)	—	—	—	(45,150)
Total	64,412,132	29,234,959	—	331,501,141	425,148,232
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk U.S. Fund  | Annual Report 2023
11

Statement of Assets and Liabilities
December 31, 2023

Assets
Investments in securities, at value
Unaffiliated issuers (cost $39,418,865)	$40,752,429
Affiliated issuers (cost $322,424,372)	381,216,859
Option contracts purchased (cost $2,491,858)	2,257,735
Cash	1,473
Cash collateral held at broker for:
Option contracts written	400,667
Margin deposits on:
Futures contracts	1,246,400
Swap contracts	277,293
Receivable for:
Investments sold	300,425
Dividends	217,830
Interest	51,477
Variation margin for futures contracts	25,126
Prepaid expenses	3,857
Deferred compensation of board members	25,549
Total assets	426,777,120
Liabilities
Option contracts written, at value (premiums received $53,747)	45,150
Payable for:
Investments purchased on a delayed delivery basis	28,495,966
Capital shares redeemed	353,441
Variation margin for futures contracts	46,144
Variation margin for swap contracts	8,733
Management services fees	1,489
Distribution and/or service fees	2,731
Service fees	18,332
Compensation of chief compliance officer	72
Compensation of board members	1,064
Other expenses	22,877
Deferred compensation of board members	44,185
Total liabilities	29,040,184
Net assets applicable to outstanding capital stock	$397,736,936
Represented by
Trust capital	$397,736,936
Total - representing net assets applicable to outstanding capital stock	$397,736,936
Class 1
Net assets	$3,316
Shares outstanding	233
Net asset value per share(a)	$14.26
Class 2
Net assets	$397,733,620
Shares outstanding	28,206,352
Net asset value per share	$14.10

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
12
Variable Portfolio – Managed Risk U.S. Fund  | Annual Report 2023

Statement of Operations
Year Ended December 31, 2023

Net investment income
Income:
Dividends — unaffiliated issuers	$464,296
Dividends — affiliated issuers	5,143,238
Interest	89,379
Total income	5,696,913
Expenses:
Management services fees	518,371
Distribution and/or service fees
Class 2	943,201
Service fees	226,255
Custodian fees	23,563
Printing and postage fees	12,120
Accounting services fees	30,090
Legal fees	16,786
Interest on collateral	160
Compensation of chief compliance officer	75
Compensation of board members	15,406
Deferred compensation of board members	5,783
Other	10,109
Total expenses	1,801,919
Net investment income	3,894,994
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(2,083,168)
Investments — affiliated issuers	835,239
Futures contracts	481,821
Option contracts purchased	(3,405,571)
Option contracts written	(23,818)
Swap contracts	276,565
Net realized loss	(3,918,932)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	3,022,933
Investments — affiliated issuers	49,565,065
Futures contracts	(565,605)
Option contracts purchased	(326,177)
Option contracts written	8,597
Swap contracts	(19,301)
Net change in unrealized appreciation (depreciation)	51,685,512
Net realized and unrealized gain	47,766,580
Net increase in net assets resulting from operations	$51,661,574
The accompanying Notes to Financial Statements are an integral part of this statement.
Variable Portfolio – Managed Risk U.S. Fund  | Annual Report 2023
13

Statement of Changes in Net Assets

	Year Ended December 31, 2023	Year Ended December 31, 2022
Operations
Net investment income	$3,894,994	$2,150,362
Net realized loss	(3,918,932)	(17,016,542)
Net change in unrealized appreciation (depreciation)	51,685,512	(53,719,591)
Net increase (decrease) in net assets resulting from operations	51,661,574	(68,585,771)
Increase (decrease) in net assets from capital stock activity	(20,972,548)	47,809,432
Total increase (decrease) in net assets	30,689,026	(20,776,339)
Net assets at beginning of year	367,047,910	387,824,249
Net assets at end of year	$397,736,936	$367,047,910

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class 2
Shares sold	957,472	12,489,745	4,809,296	61,661,766
Shares redeemed	(2,575,649)	(33,462,293)	(1,070,788)	(13,852,334)
Net increase (decrease)	(1,618,177)	(20,972,548)	3,738,508	47,809,432
Total net increase (decrease)	(1,618,177)	(20,972,548)	3,738,508	47,809,432
The accompanying Notes to Financial Statements are an integral part of this statement.
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Variable Portfolio – Managed Risk U.S. Fund  | Annual Report 2023
15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect any fees and expenses imposed under your Contract and/or Qualified Plan, as applicable; such fees and expenses would reduce the total returns for all periods shown. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations
Class 1
Year Ended 12/31/2023	$12.42	0.17	1.67	1.84
Year Ended 12/31/2022	$14.96	0.11	(2.65)	(2.54)
Year Ended 12/31/2021	$13.18	0.08	1.70	1.78
Year Ended 12/31/2020	$11.97	0.09	1.12	1.21
Year Ended 12/31/2019(d)	$10.75	0.10	1.12	1.22
Class 2
Year Ended 12/31/2023	$12.31	0.13	1.66	1.79
Year Ended 12/31/2022	$14.87	0.08	(2.64)	(2.56)
Year Ended 12/31/2021	$13.12	0.05	1.70	1.75
Year Ended 12/31/2020	$11.95	0.06	1.11	1.17
Year Ended 12/31/2019	$10.10	0.07	1.78	1.85

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interest on collateral expense which is less than 0.01%.
(d)	Class 1 shares commenced operations on February 20, 2019. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
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Financial Highlights (continued)

	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class 1
Year Ended 12/31/2023	$14.26	14.81%	0.24% (c)	0.24% (c)	1.30%	115%	$3
Year Ended 12/31/2022	$12.42	(16.98% )	0.24% (c)	0.24% (c)	0.84%	114%	$3
Year Ended 12/31/2021	$14.96	13.51%	0.23% (c)	0.23% (c)	0.57%	113%	$3
Year Ended 12/31/2020	$13.18	10.11%	0.24%	0.24%	0.75%	94%	$3
Year Ended 12/31/2019(d)	$11.97	11.35%	0.25%	0.25%	1.02%	24%	$3
Class 2
Year Ended 12/31/2023	$14.10	14.54%	0.48% (c)	0.48% (c)	1.03%	115%	$397,734
Year Ended 12/31/2022	$12.31	(17.22% )	0.48% (c)	0.48% (c)	0.59%	114%	$367,045
Year Ended 12/31/2021	$14.87	13.34%	0.48% (c)	0.48% (c)	0.32%	113%	$387,821
Year Ended 12/31/2020	$13.12	9.79%	0.49%	0.49%	0.46%	94%	$284,037
Year Ended 12/31/2019	$11.95	18.32%	0.52%	0.52%	0.61%	24%	$186,201
The accompanying Notes to Financial Statements are an integral part of this statement.
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17

Notes to Financial Statements
December 31, 2023
Note 1. Organization
Variable Portfolio – Managed Risk U.S. Fund (the Fund), a series of Columbia Funds Variable Insurance Trust (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
The Fund is a “fund-of-funds”, investing significantly in affiliated funds managed by the Investment Manager, a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), its affiliates, or third-party advised (unaffiliated) funds, including exchange-traded funds (collectively, Underlying Funds). The Fund is exposed to the same risks as the Underlying Funds in direct proportion to the allocation of its assets among the Underlying Funds. For information on the investment strategies, operations and risks of the Underlying Funds, please refer to the Fund’s current prospectus as well as the prospectuses and shareholder reports of the Underlying Funds, which are available from the Securities and Exchange Commission’s website at www.sec.gov or on the Underlying Funds’ website at www.columbiathreadneedleus.com/resources/literature.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund offers Class 1 and Class 2 shares to separate accounts funding variable annuity contracts (Contracts) issued by affiliated life insurance companies (Participating Insurance Companies) and other qualified institutional investors (Qualified Investors) authorized by Columbia Management Investment Distributors, Inc. (the Distributor). You may not buy (nor will you own) shares of the Fund directly. You may invest by buying a Contract.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized market value, unless this method results in a valuation that management believes does not approximate fair value.
Investments in the Underlying Funds (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of a settlement price, at the mean of the latest quoted bid and ask prices.
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Notes to Financial Statements (continued)
December 31, 2023
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’
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19

Notes to Financial Statements (continued)
December 31, 2023
payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to produce incremental earnings, to manage the duration and yield curve exposure of the Fund versus the benchmark, to manage exposure to movements in interest rates, to manage exposure to the securities market and to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund generally expects to earn interest income on its margin deposits. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has
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Notes to Financial Statements (continued)
December 31, 2023
written option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity risk and to facilitate buying and selling of securities for investment. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty and the central counterparty becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the central counterparty in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the central counterparty stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM or central counterparty, as applicable, may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are transactions in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the
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21

Notes to Financial Statements (continued)
December 31, 2023
counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are typically bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payment or receipt by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
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Notes to Financial Statements (continued)
December 31, 2023
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at December 31, 2023:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of trust capital — unrealized appreciation on swap contracts	59,484 *
Equity risk	Component of trust capital — unrealized appreciation on futures contracts	340,335 *
Equity risk	Investments, at value — Option contracts purchased	2,257,735
Interest rate risk	Component of trust capital — unrealized appreciation on futures contracts	674,800 *
Total		3,332,354

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Component of trust capital - unrealized depreciation on futures contracts	108,260 *
Equity risk	Option contracts written, at value	45,150
Total		153,410

*
Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.

The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended December 31, 2023:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	276,565	276,565
Equity risk	1,718,297	(3,405,571)	(23,818)	—	(1,711,092)
Interest rate risk	(1,236,476)	—	—	—	(1,236,476)
Total	481,821	(3,405,571)	(23,818)	276,565	(2,671,003)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Option contracts purchased ($)	Option contracts written ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	(19,301)	(19,301)
Equity risk	(1,325,490)	(326,177)	8,597	—	(1,643,070)
Interest rate risk	759,885	—	—	—	759,885
Total	(565,605)	(326,177)	8,597	(19,301)	(902,486)
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended December 31, 2023:
Derivative instrument	Average notional amounts ($)
Futures contracts — long	33,193,259
Futures contracts — short	8,447,716
Credit default swap contracts — sell protection	11,000,000

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23

Notes to Financial Statements (continued)
December 31, 2023
Derivative instrument	Average value ($)
Option contracts purchased	2,270,550
Option contracts written	(6,627)
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. These transactions may increase the Fund’s portfolio turnover rate. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund may benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique may diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
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Notes to Financial Statements (continued)
December 31, 2023
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of December 31, 2023:
	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Total ($)
Assets
Call option contracts purchased	60,300	-	60,300
Put option contracts purchased	2,197,435	-	2,197,435
Total assets	2,257,735	-	2,257,735
Liabilities
Centrally cleared credit default swap contracts (b)	-	8,733	8,733
Put option contracts written	45,150	-	45,150
Total liabilities	45,150	8,733	53,883
Total financial and derivative net assets	2,212,585	(8,733)	2,203,852
Total collateral received (pledged) (c)	-	(8,733)	(8,733)
Net amount (d)	2,212,585	-	2,212,585

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Centrally cleared swaps are included within payable/receivable for variation margin in the Statement of Assets and Liabilities.
(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. The Fund may also adjust accrual rates when it becomes probable the full interest will not be collected and a partial payment will be received. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Variable Portfolio – Managed Risk U.S. Fund  | Annual Report 2023
25

Notes to Financial Statements (continued)
December 31, 2023
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.
Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund is treated as a partnership for federal income tax purposes, and the Fund does not expect to make regular distributions. The Fund will not be subject to federal income tax, and therefore, there is no provision for federal income taxes. The partners of the Fund are subject to tax on their distributive share of the Fund’s income and loss. The Fund’s net assets are reported at the partner-level for federal income tax purposes.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Tailored Shareholder Reports
In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Fund to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendments.
Note 3. Fees and other transactions with affiliates
Management services fees and underlying fund fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is a blend of (i)
26
Variable Portfolio – Managed Risk U.S. Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
0.02% on assets invested in affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager and (ii) a fee that declines from 0.72% to 0.52%, depending on asset levels, on assets invested in securities (other than affiliated underlying funds (including exchange-traded funds and closed-end funds) that pay a management services fee (or investment advisory services fee, as applicable) to the Investment Manager) including other funds advised by the Investment Manager that do not pay a management services fee to the Investment Manager, third party funds, derivatives and individual securities. The effective management services fee rate for the year ended December 31, 2023 was 0.14% of the Fund’s average daily net assets.
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which the Fund invests. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. These expenses are not reflected in the expenses shown in Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.
Service fees
The Fund has entered into a Shareholder Services Agreement with Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial. Under this agreement, the Fund pays a service fee equal to the payments made by the Transfer Agent to Participating Insurance Companies and other financial intermediaries (together, Participating Organizations) for services each such Participating Organization provides to its clients, customers and participants that are invested directly or indirectly in the Fund, up to a cap approved by the Board of Trustees from time to time. The effective service fee rate for the year ended December 31, 2023 was 0.06% of the Fund’s average daily net assets.
The Transfer Agent may retain as compensation for its services revenues from fees for wire, telephone and redemption orders, account transcripts due the Transfer Agent from Fund shareholders and interest (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund.
Distribution and/or service fees
The Fund has an agreement with the Distributor, an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution services. The Board of Trustees has approved, and the Fund has adopted, a distribution plan (the Plan) which sets the distribution fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor for selling shares of the Fund. The Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class 2 shares of the Fund. The Fund pays no distribution and service fees for Class 1 shares.
Variable Portfolio – Managed Risk U.S. Fund  | Annual Report 2023
27

Notes to Financial Statements (continued)
December 31, 2023
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, including indirect expenses of the Underlying Funds, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	May 1, 2023 through April 30, 2024	Prior to May 1, 2023
Class 1	0.78%	0.79%
Class 2	1.03	1.04
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $408,649,316 and $454,658,828, respectively, for the year ended December 31, 2023, of which $383,380,623 and $393,719,412, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 5. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject, by April 2, 2024, to a discretionary liquidity fee up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and, by October 2, 2024, to a liquidity fee if daily net redemptions exceed 5% of net assets.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended December 31, 2023.
28
Variable Portfolio – Managed Risk U.S. Fund  | Annual Report 2023

Notes to Financial Statements (continued)
December 31, 2023
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 26, 2023 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 26, 2023 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings up to $950 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate plus, in each case, 1.00%.
The Fund had no borrowings during the year ended December 31, 2023.
Note 8. Significant risks
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
The large-scale invasion of Ukraine by Russia in February 2022 has resulted in sanctions and market disruptions, including declines in regional and global stock markets, unusual volatility in global commodity markets and significant devaluations of Russian currency. The extent and duration of the military action are impossible to predict but could continue to be significant. Market disruption caused by the Russian military action, and any counter measures or responses thereto (including international sanctions, a downgrade in a country’s credit rating, purchasing and financing restrictions, boycotts, tariffs, changes in consumer or purchaser preferences, cyberattacks and espionage) could continue to have severe adverse impacts on regional and/or global securities and commodities markets, including markets for oil and natural gas. These impacts may include reduced market liquidity, distress in credit markets, further disruption of global supply chains, increased risk of inflation, restricted cross-border payments and limited access to investments and/or assets in certain international markets and/or issuers. These developments and other related events could negatively impact Fund performance.
Shareholder concentration risk
At December 31, 2023, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid
Variable Portfolio – Managed Risk U.S. Fund  | Annual Report 2023
29

Notes to Financial Statements (continued)
December 31, 2023
positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
30
Variable Portfolio – Managed Risk U.S. Fund  | Annual Report 2023

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Variable Insurance Trust and Shareholders of Variable Portfolio – Managed Risk U.S. Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Variable Portfolio – Managed Risk U.S. Fund (one of the funds constituting Columbia Funds Variable Insurance Trust, referred to hereafter as the "Fund") as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
February 22, 2024
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Variable Portfolio – Managed Risk U.S. Fund  | Annual Report 2023
31

 TRUSTEES AND OFFICERS
(Unaudited)
The Board oversees the Fund’s operations and appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees as of the printing of this report, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, each Trustee generally serves until December 31 of the year such Trustee turns seventy-five (75).
Independent trustees
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
George S. Batejan c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010-2016	161
Former Chairman of the Board,
NICSA (National Investment
Company Services Association)
(Executive Committee,
Nominating Committee and
Governance Committee),
2014-2016; former Director,
Intech Investment
Management, 2011-2016;
former Board Member, Metro
Denver Chamber of Commerce,
2015-2016; former Advisory
Board Member, University of
Colorado Business School,
2015-2018; former Board
Member, Chase Bank
International, 1993-1994

Kathleen Blatz c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2006
Attorney, specializing in arbitration and mediation;
Trustee of Gerald Rauenhorst 1982 Trusts, since
2020; Chief Justice, Minnesota Supreme Court,
1998-2006; Associate Justice, Minnesota Supreme
Court, 1996-1998; Fourth Judicial District Court
Judge, Hennepin County, 1994-1996; Attorney in
private practice and public service, 1984-1993; State
Representative, Minnesota House of Representatives,
1979-1993, which included service on the Tax and
Financial Institutions and Insurance Committees;
Member and Interim Chair, Minnesota Sports Facilities
Authority, January-July 2017; Interim President and
Chief Executive Officer, Blue Cross and Blue Shield of
Minnesota (health care insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue Cross and
Blue Shield of Minnesota,
2009-2021 (Chair of the
Business Development
Committee, 2014-2017; Chair
of the Governance Committee,
2017-2019); former Member
and Chair of the Board,
Minnesota Sports Facilities
Authority, January 2017-July
2017; former Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020); Director,
Richard M. Schulze Family
Foundation, since 2021

32
Variable Portfolio – Managed Risk U.S. Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Pamela G. Carlton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Chair since 2023; Trustee since 2007	President, Springboard – Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982-1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York Presbyterian
Hospital Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017 and
Audit Committee Chair, since
November 2023); Director,
Evercore Inc. (Audit
Committee, Nominating and
Governance Committee)
(financial services company),
since 2019; Director, Apollo
Commercial Real Estate
Finance, Inc. (Chair,
Nominating and Governance
Committee), since 2021; the
Governing Council of the
Independent Directors Council
(IDC), since 2021

Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1957	Trustee since 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020-2022
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2020
CEO and President, RhodeWay Financial (non-profit
financial planning firm), since December 2022;
Member, FINRA National Adjudicatory Council, January
2020-December 31, 2023; Adjunct Professor of
Finance, Bentley University January 2018-April 2023;
Consultant to Independent Trustees of CFVIT and CFST
I from March 2016 to June 2020 with respect to CFVIT
and to December 2020 with respect to CFST I;
Managing Director and General Manager of Mutual
Fund Products, Columbia Management Investment
Advisers, LLC, May 2010-February 2015; President,
Columbia Funds, 2008-2015; and senior officer of
Columbia Funds and affiliated funds, 2003-2015
			159
Former Director, The Autism
Project, March
2015-December 2021; former
Member of the Investment
Committee, St. Michael’s
College, November
2015-February 2020; former
Trustee, St. Michael’s College,
June 2017-September 2019;
former Trustee, New Century
Portfolios (former mutual fund
complex), January
2015-December 2017

Olive M. Darragh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since 2020	Managing Director of Darragh Inc. (strategy and talent management consulting firm), since 2010; Founder and CEO, Zolio, Inc. (investment management talent identification platform), since 2004; Consultant to Independent Trustees of CFVIT and CFST I from June 2019 to June 2020 with respect to CFVIT and to December 2020 with respect to CFST I; Partner, Tudor Investments, 2004-2010; Senior Partner, McKinsey & Company (consulting), 1990-2004; Touche Ross CPA, 1985-1988	159
Treasurer, Edinburgh University
US Trust Board, since January
2023; Member, HBS
Community Action Partners
Board, since September 2022;
former Director, University of
Edinburgh Business School
(Member of US Board),
2004-2019; former Director,
Boston Public Library
Foundation, 2008-2017

Variable Portfolio – Managed Risk U.S. Fund  | Annual Report 2023
33

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Patricia M. Flynn c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1950	Trustee since 2004	Professor Emeritus of Economics and Management, Bentley University, since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992-2002	161
Former Trustee, MA Taxpayers
Foundation, 1997-2022;
former Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation Index
Advisory Committee, MA
Technology Collaborative,
1997-2020

Brian J. Gallagher c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1954	Trustee since 2017	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977-2016	161	Trustee, Catholic Schools Foundation, since 2004
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1955	Trustee since 1996	Independent business executive, since May 2006; Executive Vice President – Strategy of United Airlines, December 2002 - May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company since November
2013 (Chair of the Board,
since May 2021) (food
distributor); Director, Aircastle
Limited (Chair of Audit
Committee) (aircraft leasing),
since August 2006; former
Director, Nash Finch Company
(food distributor), 2005-2013;
former Director, SeaCube
Container Leasing Ltd.
(container leasing),
2010-2013; and former
Director, Travelport Worldwide
Limited (travel information
technology), 2014-2019

Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1956	Trustee since 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser), 1997-2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools), 2007-2010; Director, Wellington Trust Company, NA and other Wellington affiliates, 1997-2010	159	None
34
Variable Portfolio – Managed Risk U.S. Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Independent trustees (continued)
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
David M. Moffett c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2011	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX Corporation
(transportation suppliers);
Director, PayPal Holdings Inc.
(payment and data processing
services); former Director,
eBay Inc. (online trading
community), 2007-2015; and
former Director, CIT Bank, CIT
Group Inc. (commercial and
consumer finance),
2010-2016; former Senior
Adviser to The Carlyle Group
(financial services), March
2008-September 2008; former
Governance Consultant to
Bridgewater Associates,
January 2013-December 2015

Catherine James Paglia c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1952	Trustee since 2004	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987-1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont Industries,
Inc. (irrigation systems
manufacturer), since 2012;
Trustee, Carleton College (on
the Investment Committee),
since 1987; Trustee, Carnegie
Endowment for International
Peace (on the Investment
Committee), since 2009

Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1967	Trustee since 2020
Chief Executive Officer, Millennial Portfolio
Solutions LLC (asset management and consulting
services), January 2016-January 2021; Non-executive
Member of the Investment Committee and Valuation
Committee, Sarona Asset Management Inc. (private
equity firm) since September 2019; Advisor, Horizon
Investments (asset management and consulting
services), August 2018-January 2022; Advisor,
Paradigm Asset Management, November
2016-January 2022; Consultant to Independent
Trustees of CFVIT and CFST I from September 2016 to
June 2020 with respect to CFVIT and to December
2020 with respect to CFST I; Director of
Investments/Consultant, Casey Family Programs, April
2016-November 2016; Senior Vice President and
Chief Investment Officer, Calvert Investments, August
2008-January 2016; Section Head and Portfolio
Manager, General Motors Asset Management, June
1997-August 2008
			159
Independent Director,
Investment Committee, Health
Services for Children with
Special Needs, Inc.,
2010-2021; Independent
Director, (Executive Committee
and Chair, Audit Committee),
Consumer Credit Counseling
Services (formerly Guidewell
Financial Solutions), since
2016; Independent Director,
(Investment Committee),
Sarona Asset Management,
since 2019

Sandra L. Yeager c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1964	Trustee since 2017	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990-2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023
Variable Portfolio – Managed Risk U.S. Fund  | Annual Report 2023
35

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Interested trustee affiliated with Investment Manager**
Name, address, year of birth	Position held with the Columbia Funds and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex* overseen	Other directorships held by Trustee during the past five years and other relevant Board experience
Daniel J. Beckman c/o Columbia Management Investment Advisers, LLC 290 Congress Street Boston, MA 02210 1962	Trustee since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since October
2016; Director, Columbia
Management Investment
Distributors, Inc., since
November 2018; Board of
Governors, Columbia Wanger
Asset Management, LLC, since
January 2022

*
The term “Columbia Funds Complex” as used herein includes Columbia Seligman Premium Technology Growth Fund, Tri-Continental Corporation and each series of Columbia Funds
Series Trust (CFST), Columbia Funds Series Trust I (CFST I), Columbia Funds Series Trust II (CFST II), Columbia ETF Trust I (CET I), Columbia ETF Trust II (CET II), Columbia Funds
Variable Insurance Trust (CFVIT) and Columbia Funds Variable Series Trust II (CFVST II). Messrs. Batejan, Beckman, Gallagher, Hacker and Moffett and Mses. Blatz, Carlton, Carrig,
Flynn, Paglia, and Yeager serve as directors of Columbia Seligman Premium Technology Growth Fund and Tri-Continental Corporation.

**	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund as of the printing of this report, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Beckman, who is President and Principal Executive Officer, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969
Chief Financial Officer and
Principal Financial Officer
(2009); Senior Vice President
(2019); Treasurer and Chief
Accounting Officer (Principal
Accounting Officer) (2024) for
CFST, CFST I, CFST II, CFVIT
and CFVST II

Senior Vice President and North America Head of Operations & Investor Services, Columbia Management
Investment Advisers, LLC, since June 2023 (previously Senior Vice President and Head of Global
Operations, March 2022 – June 2023, Vice President, Head of North America Operations, and Co-Head of
Global Operations, June 2019 - February 2022 and Vice President – Accounting and Tax, May 2010 -
May 2019); senior officer of Columbia Funds and affiliated funds, since 2002. Director, Ameriprise Trust
Company, since June 2023.

36
Variable Portfolio – Managed Risk U.S. Fund  | Annual Report 2023

TRUSTEES AND OFFICERS (continued)
(Unaudited)
Fund officers (continued)
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds Complex or a predecessor thereof	Principal occupation(s) during past five years
Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Treasurer and Chief Accounting Officer (Principal Accounting Officer) and Principal Financial Officer (2020) for CET I and CET II; Assistant Treasurer, CFST, CFST I, CFST II, CFVIT and CFVST II	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 - January 1,
2021; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc., since September
2012; Chairman of the Board and President, Columbia Management Investment Advisers, LLC, since July
2004 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, Columbia
Management Investment Distributors, Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International Holdings Limited, since July 2021; formerly
Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl, March 2013 –
December 2022 and December 2008 – December 2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds Complex, July 1, 2020 - November 22,
2021; Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc., since September
2021 (previously Vice President and Lead Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds, 2015 - 2021; officer of Columbia Funds and affiliated funds, since 2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief
Compliance Officer, Columbia Acorn/Wanger Funds, since December 2015; formerly, Chief Compliance
Officer, Ameriprise Certificate Company, September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017), and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since August 2018 (previously Vice President and Group Counsel, August 2011 - August 2018); Chief Legal Officer, Columbia Acorn/Wanger Funds,
since September 2020; officer of Columbia Funds and affiliated funds, since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since May 2010; Vice President, Chief Legal
Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC, since October 2021
(previously Vice President and Assistant Secretary, May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia Management Investment Advisers, LLC,
since 2010; President, Columbia Management Investment Services Corp., since October 2014; President,
Ameriprise Trust Company, since January 2017.

Variable Portfolio – Managed Risk U.S. Fund  | Annual Report 2023
37

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[THIS PAGE INTENTIONALLY LEFT BLANK]

Variable Portfolio – Managed Risk U.S. Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For Fund and other investment product prospectuses and/or summary prospectuses, which contain this and other important information, contact your financial advisor or insurance representative. Please read the prospectus carefully before you invest. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved. Columbia Management Investment Distributors, Inc., 290 Congress Street, Boston, MA 02210
© 2024 Columbia Management Investment Advisers, LLC.
ANN7044_12_C01_(02/24)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. During the period covered by this report, there were not any amendments to a provision of the Code that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR. During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the Code that relates to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR.  A copy of the Code is attached hereto.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that David M. Moffett, Brian J. Gallagher, J. Kevin Connaughton, Sandra L. Yeager, and Douglas A. Hacker, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Mr. Moffett, Mr. Gallagher, Mr. Connaughton, Ms. Yeager, and Mr. Hacker are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the series of the relevant registrant whose reports to shareholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2023 and December 31, 2022 are approximately as follows:

2023	2022
$421,800	$413,500

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2023 and December 31, 2022 are approximately as follows:

2023	2022
$0	$0

Audit-Related Fees, if any, include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

During the fiscal years ended December 31, 2023 and December 31, 2022, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2023 and December 31, 2022 are approximately as follows:

2023	2022
$177,800	$193,700

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal years 2022 and 2023 also include tax fees for foreign tax filings.

During the fiscal years ended December 31, 2023 and December 31, 2022, there were no Tax Fees  billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2023 and December 31, 2022 are approximately as follows:

2023	2022
$0	$0

All Other Fees, if any, include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2023 and December 31, 2022 are approximately as follows:

2023	2022
$557,000	$535,000

In fiscal years 2023 and 2022, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2023 and December 31, 2022 are approximately as follows:

2023	2022
$734,800	$728,700

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There was no change in the registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Variable Insurance Trust

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	February 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	February 22, 2024

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer,
Principal Financial Officer and Senior Vice President

Date	February 22, 2024

By (Signature and Title)	/s/ Joseph Beranek
Joseph Beranek, Treasurer, Chief Accounting
Officer and Principal Financial Officer

Date	February 22, 2024